Document and Entity Information	6 Months Ended
Jun. 30, 2013
Document And Entity Information [Abstract]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Jun 30, 2013
Trading Symbol	CDE
Entity Registrant Name	COEUR MINING, INC.
Entity Central Index Key	0000215466
Entity Filer Category	Large Accelerated Filer

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
CURRENT ASSETS
Cash and cash equivalents	$ 249,531	$ 125,440	$ 175,012
Short term investments	0	999	20,254
Receivables	64,607	62,438	83,497
Ore on leach pad	28,880	22,991	27,252
Metal and other inventory	148,286	170,670	132,781
Deferred tax assets	2,620	2,458	1,869
Restricted assets	660	396	60
Prepaid expenses and other	17,945	20,790	24,218
Total Current Assets	512,529	406,182	464,943
NON-CURRENT ASSETS
Property, plant and equipment, net	660,333	683,860	687,676
Mining properties, net	2,357,689	1,991,951	2,001,027
Ore on leach pad, non-current portion	26,861	21,356	6,679
Restricted assets	24,468	24,970	28,911
Marketable securities	16,008	27,065	19,844
Receivables, non-current portion	38,539	48,767	40,314
Debt issuance costs, net	11,890	3,713	1,889
Deferred tax assets	969	955	263
Other	17,430	12,582	12,895
Total Assets	3,666,716	3,221,401	3,264,441
Current Liabilities
Accounts payable	57,446	57,482	78,590
Accrued liabilities and other	9,369	10,002	13,126
Accrued income taxes	8,662	27,108	47,803
Accrued payroll and related benefits	15,576	21,306	16,240
Accrued interest payable	10,237	478	559
Current portion of debt and capital leases	5,485	55,983	32,602
Current portion of royalty obligation	44,605	65,104	61,721
Current portion of reclamation and mine closure	473	668	1,387
Deferred tax liabilities	121	121	53
Total Current Liabilities	151,974	238,252	252,081
Non-Current Liabilities
Long-term debt and capital leases	306,578	3,460	115,861
Non-current portion of royalty obligation	86,304	141,879	169,788
Reclamation and mine closure	35,708	34,670	32,371
Deferred tax liabilities	711,550	577,488	527,573
Other long-term liabilities	23,110	27,372	30,046
Total Noncurrent Liabilities	1,163,250	784,869	875,639
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
Common stock, value	1,016	903	897
Additional paid-in capital	2,770,953	2,601,254	2,585,632
Accumulated deficit	(418,926)	(396,156)	(444,833)
Accumulated other comprehensive loss	(1,551)	(7,721)	(4,975)
Total Shareholders' Equity	2,351,492	2,198,280	2,136,721
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 3,666,716	$ 3,221,401	$ 3,264,441

Condensed Consolidated Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Statement Of Financial Position [Abstract]
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, share authorized	150,000,000	150,000,000	150,000,000
Common stock, share issued	101,567,355	90,342,338	89,655,124
Common stock, outstanding	101,567,355	90,342,338	89,655,124

Condensed Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement [Abstract]
Sales of metal	$ 204,525	$ 254,406	$ 376,322	$ 458,970	$ 895,492	$ 1,021,200	$ 515,457
Production costs applicable to sales	(142,924)	(131,823)	(231,708)	(224,377)	(456,757)	(419,956)	(257,636)
Depreciation, depletion and amortization	(57,653)	(61,024)	(108,089)	(113,616)	(218,857)	(224,500)	(141,619)
Gross profit	3,948	61,559	36,525	120,977	219,878	376,744	116,202
COSTS AND EXPENSES
General and administrative	15,026	8,594	25,253	16,190	32,977	31,379	24,176
Exploration	6,774	6,305	13,615	12,872	26,270	19,128	14,249
Litigation Settlement	32,046	0	32,046	0
Loss on impairment and other	86	4,813	205	4,813	5,825	0	0
Pre-development, care, maintenance and other	973	273	5,458	1,341	1,261	19,441	2,877
Total cost and expenses	54,905	19,985	76,577	35,216	66,333	69,948	41,302
OPERATING INCOME	(50,957)	41,574	(40,052)	85,761	153,545	306,796	74,900
OTHER INCOME AND EXPENSE
Loss on debt extinguishments					(1,036)	(5,526)	(20,300)
Fair value adjustments, net	66,754	16,039	84,550	(7,074)	(23,487)	(52,050)	(117,094)
Other than temporary impairment of marketable securities	(17,192)	0	(17,227)	0
Interest income and other	419	(3,221)	4,275	1,786	14,436	(6,610)	771
Interest expense, net of capitalized interest	(10,930)	(7,557)	(20,662)	(14,227)	(26,169)	(34,774)	(30,942)
Total other income and expense	39,051	5,261	50,936	(19,515)	(36,256)	(98,960)	(167,565)
Income (loss) before income taxes	(11,906)	46,835	10,884	66,246	117,289	207,836	(92,665)
Income tax provision	(23,134)	(23,862)	(33,654)	(39,298)	(68,612)	(114,337)	9,481
Income (loss) from continuing operations		22,973			48,677	93,499	(83,184)
Income (Loss) from Discontinued Operations, Net of Tax, Attributable to Parent					0	0	(6,029)
Discontinued Operation, Gain (Loss) on Disposal of Discontinued Operation, Net of Tax					0	0	(2,095)
Net income	$ (35,040)	$ 22,973	$ (22,770)	$ 26,948	$ 48,677	$ 93,499	$ (91,308)
Basic income per share:
Income (Loss) from Continuing Operations, Per Basic Share		$ 0.26			$ 0.54	$ 1.05	$ (0.95)
Income (Loss) from Discontinued Operations, Net of Tax, Per Basic Share					$ 0	$ 0	$ (0.1)
Net income	$ (0.35)	$ 0.26	$ (0.24)	$ 0.3	$ 0.54	$ 1.05	$ (1.05)
Diluted income per share:
Income (Loss) from Continuing Operations, Per Diluted Share	$ 0.26	$ 0.26			$ 0.54	$ 1.04	$ (0.95)
Income (Loss) from Discontinued Operations, Net of Tax, Per Diluted Share					$ 0	$ 0	$ (0.1)
Net income	$ (0.35)	$ 0.26	$ (0.24)	$ 0.3	$ 0.54	$ 1.04	$ (1.05)
Weighted average number of shares of common stock
Basic	99,833	89,631	94,918	89,611	89,437	89,383	87,185
Diluted	99,833	89,733	94,918	89,777	89,603	89,725	87,185

Condensed Consolidated Statement of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement Of Income And Comprehensive Income [Abstract]
Net income (loss)	$ (35,040)	$ 37,550	$ (15,821)	$ 22,973	$ 3,975	$ 11,364	$ 31,060	$ 38,611	$ 12,464	$ (22,770)	$ 26,948	$ 48,677	$ 93,499	$ (91,308)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities, net	(7,491)			(5,676)						(11,057)	(5,252)	(2,746)	(4,975)	(5)
Reclassification adjustments for losses included in net income	17,192			0						17,227	0
Other comprehensive income (loss)	9,701			(5,676)						6,170	(5,252)	(2,746)	(4,975)	(5)
COMPREHENSIVE INCOME (LOSS)	$ (25,339)			$ 17,297						$ (16,600)	$ 21,696	$ 45,931	$ 88,524	$ (91,313)

Condensed Consolidated Statements of Changes in Shareholders' Equity (USD $) In Thousands	Total	Orko Silver Corporation [Member]	Joaquin [Member]	Common Stock [Member]	Common Stock [Member] Orko Silver Corporation [Member]	Common Stock [Member] Joaquin [Member]	Additional Paid-in Capital [Member]	Additional Paid-in Capital [Member] Orko Silver Corporation [Member]	Additional Paid-in Capital [Member] Joaquin [Member]	Accumulated (Deficit) [Member]	Accumulated (Deficit) [Member] Orko Silver Corporation [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Accumulated Other Comprehensive Income (Loss) [Member] Orko Silver Corporation [Member]
Balances at Dec. 31, 2009	$ 1,998,046			$ 803			$ 2,444,262			$ (447,024)		$ 5
Balances (in shares) at Dec. 31, 2009				80,310
Net income (loss)	(91,308)									(91,308)
Common Stock issued for payment of principal, interest and financing fees on 6.5% Senior Secured Notes (in shares)				1,357
Other comprehensive loss (loss)	(5)
Common stock issued for payment of principal, interest and financing fees on 6.5% Senior Secured Notes	20,006			13			19,993
Common Stock issued to extinguish 3.25% and 1.25% debt (in shares)				7,639
Common stock issued to extinguish 3.25% and 1.25% debt	113,434			77			113,357
Common stock issued/cancelled under long-term incentive plans and director fees and options, net (in shares)				10
Common stock issued/cancelled under long-term incentive plans and director fees and options, net	594						594
Other	(5)											(5)
Balances at Dec. 31, 2010	2,040,767			893			2,578,206			(538,332)
Balances (in shares) at Dec. 31, 2010				89,316
Net income (loss)	93,499									93,499
Other comprehensive loss (loss)	(4,975)											(4,975)
Common stock issued/cancelled under long-term incentive plans and director fees and options, net (in shares)				339
Common stock issued/cancelled under long-term incentive plans and director fees and options, net	7,430			4			7,426
Balances at Dec. 31, 2011	2,136,721			897			2,585,632			(444,833)		(4,975)
Balances (in shares) at Dec. 31, 2011				89,655
Net income (loss)	48,677									48,677
Other comprehensive loss (loss)	(2,746)											(2,746)
Common stock issued for acquisition (in shares)						1,310
Common stock issued for acquisition			30,000			13			29,987
Common stock share buy back, (in shares)				(893)
Common stock share buy back	(19,971)			(9)			(19,962)
Common stock issued/cancelled under long-term incentive plans and director fees and options, net (in shares)				270
Common stock issued/cancelled under long-term incentive plans and director fees and options, net	5,599			2			5,597
Balances at Dec. 31, 2012	2,198,280			903			2,601,254			(396,156)		(7,721)
Balances (in shares) at Dec. 31, 2012				90,342
Net income (loss)	(22,770)			0			0			(22,770)		0
Other comprehensive loss (loss)	6,170			0			0			0		6,170
Common stock issued for acquisition (in shares)					11,573
Common stock issued for acquisition		173,363			116			173,247			0		0
Warrants issued for the acquisition of Orko Silver Corp., Value	5,777			0			5,777			0		0
Common stock share buy back, (in shares)				(655)
Common stock share buy back	(12,557)			(7)			(12,550)			0		0
Common stock issued/cancelled under long-term incentive plans and director fees and options, net (in shares)				307
Common stock issued/cancelled under long-term incentive plans and director fees and options, net	3,229			4			3,225			0
Balances at Jun. 30, 2013	$ 2,351,492			$ 1,016			$ 2,770,953			$ (418,926)		$ (1,551)
Balances (in shares) at Jun. 30, 2013				101,567

Condensed Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ (35,040)	$ 22,973	$ (22,770)	$ 26,948	$ 48,677	$ 93,499	$ (91,308)
Add (deduct) non-cash items
Depreciation, depletion and amortization	57,653	61,024	108,089	113,616	218,857	224,500	143,813
Accretion of discount on debt and other assets, net	484	808	1,531	1,605	3,431	4,041	3,374
Accretion of royalty obligation	4,139	5,492	7,809	10,072	18,294	21,550	19,018
Deferred income taxes	12,123	9,690	19,548	17,368	16,163	51,792	(37,628)
Loss on debt extinguishment					1,036	5,526	20,300
Fair value adjustments, net	(65,754)	(17,759)	(81,795)	4,018	18,421	46,450	115,458
Loss (gain) on foreign currency transactions	148	70	(317)	369	(1,381)	380	3,867
Litigation settlement	22,046	0	22,046	0
Share-based compensation	1,617	1,033	2,713	3,170	8,010	8,122	7,217
Loss (gain) on sale of assets	(264)	264	(1,132)	264	1,101	(1,145)	(25)
Other than temporary impairment of marketable securities	17,192	0	17,227	0
Loss on impairment	86	4,813	205	4,813	5,825	0	0
Other non-cash charges	0	(40)	0	(40)	279	(335)	(167)
Changes in operating assets and liabilities:
Receivables and other current assets	4,401	10,319	8,647	7,365	9,756	(21,950)	(6,228)
Prepaid expenses and other	2,930	(2,857)	411	1,916	2,489	(8,839)	5,871
Inventories	31,483	3,097	10,990	(21,625)	(48,305)	(30,408)	(47,887)
Accounts payable and accrued liabilities	10,094	14,276	(16,930)	(39,655)	(31,019)	22,990	29,888
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	63,338	113,203	76,272	130,204	271,634	416,173	165,563
Cash Flows From Investing Activities
Capital expenditures	(27,201)	(32,238)	(40,028)	(63,885)	(115,641)	(119,988)	(155,994)
Acquisition of Joaquin mineral interests					(29,297)	0	0
Purchase of short term investments and marketable securities	(683)	(6,831)	(5,332)	(7,866)	(12,959)	(49,501)	(5,872)
Proceeds from sales and maturities of short term investments	1,522	683	6,344	20,701	21,695	6,246	24,244
Acquisition of Orko Silver Corporation	(101,648)	0	(113,214)	0
Other	254	995	1,209	1,180	3,087	2,282	5,927
CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(127,756)	(37,391)	(151,021)	(49,870)	(133,115)	(160,961)	(131,695)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of notes and bank borrowings	0	0	300,000	0	0	27,500	176,166
Payments on long-term debt, capital leases, and associated costs	(1,857)	(8,794)	(57,197)	(14,244)	(97,170)	(85,519)	(106,827)
Payments on gold production royalty	(15,480)	(19,287)	(30,929)	(40,660)	(74,734)	(73,191)	(43,125)
Proceeds from gold lease facility					0	0	18,445
Payments on gold lease facility					0	(13,800)	(37,977)
Proceeds from sale-leaseback transactions					0	0	4,853
Reductions of (additions to) restricted assets associated with the Kensington Term Facility					4,645	(1,326)	(2,353)
Payments for Repurchase of Common Stock	0	0	(12,557)	0	(19,971)	0	0
Other	(25)	(217)	(477)	(1,045)	(861)	18	286
CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(17,362)	(28,298)	198,840	(55,949)	(188,091)	(146,318)	9,468
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(81,780)	47,514	124,091	24,385	(49,572)	108,894	43,336
Cash and cash equivalents at beginning of period	331,311	151,883	125,440	175,012	175,012	66,118	22,782
Cash and cash equivalents at end of period	$ 249,531	$ 199,397	$ 249,531	$ 199,397	$ 125,440	$ 175,012	$ 66,118

NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
NATURE OF OPERATIONS

NOTE 1 – NATURE OF OPERATIONS

The Company is a large primary silver producer with significant gold assets located in North America and is engaged, through its subsidiaries, in the operation and ownership, development and exploration of silver and gold mining properties and companies located primarily within South America (Argentina and Bolivia), Mexico (Chihuahua), the United States (Nevada and Alaska) and Australia (New South Wales). Coeur is an Idaho corporation incorporated in 1928.

BASIS OF PRESENTATION	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
BASIS OF PRESENTATION

NOTE 1 – BASIS OF PRESENTATION

Basis of Presentation: The Company’s unaudited interim condensed consolidated financial statements have been prepared under United States Generally Accepted Accounting Principles (“U.S. GAAP”) and applicable rules of the Securities and Exchange Commission (“SEC”) regarding interim financial reporting and include the accounts of Coeur Mining, Inc. and its consolidated subsidiaries (“Coeur” or the “Company”). All significant intercompany transactions and balances have been eliminated during consolidation. The Company has evaluated all activity that took place after June 30, 2013 and determined there are no subsequent events that need to be disclosed. Certain information and note disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted pursuant to such rules and regulations. Accordingly, these unaudited interim condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto contained in the Company’s Form 10-K for the year ended December 31, 2012. The condensed consolidated balance sheet as of December 31, 2012, included herein, was derived from the audited consolidated financial statements as of that date.

The unaudited interim condensed consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and include all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the Company’s consolidated financial position as of June 30, 2013 and December 31, 2012 and the Company’s consolidated results of operations and cash flows for the three and six months ended June 30, 2013 and 2012. The results for the three and six months ended June 30, 2013 are not necessarily indicative of the results to be expected for the year ending December 31, 2013. All references to June 30, 2013 or to the three and six months ended June 30, 2013 and 2012 in the notes to the condensed consolidated financial statements are unaudited.

Use of Estimates: The preparation of the Company’s consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in its condensed consolidated financial statements and accompanying notes. The most significant areas requiring the use of management’s estimates and assumptions relate to recoverable ounces from proven and probable reserves that are the basis of future cash flow estimates and units-of-production depreciation and amortization calculations; useful lives utilized for depreciation, depletion and amortization; estimates of future cash flows for long lived assets; estimates of recoverable gold and silver ounces in ore on leach pads; the amount and timing of reclamation and remediation costs; valuation allowance for deferred tax assets; and other employee benefit liabilities.

NOTE 2 – BASIS OF PRESENTATION

Basis of Presentation: These consolidated financial statements have been prepared under United States Generally Accepted Accounting Principles (“U.S. GAAP”). All significant intercompany transactions and balances have been eliminated during consolidation.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Recently Adopted Accounting Pronouncements:

In December, 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 201): Disclosures about Offsetting Assets and Liabilities.” This ASU adds certain additional disclosure requirements about financial instruments and derivative instruments that are subject to netting arrangements. ASU 2011-11 is effective for fiscal years, and interim periods within those years, beginning January 1, 2013, with retrospective application required. The adoption of ASU 2011-11 had no effect on the Company’s financial position, results of operations or cash flows.

Effective January 1, 2013, the Company adopted ASU 2013-02, “Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income.” This ASU adds the following disclosure requirements:

•	For items reclassified out of accumulated other comprehensive income (AOCI) and into net income in their entirety, the effect of the reclassification on each affected net income line item; and

•	For AOCI reclassification items that are not reclassified in their entirety into net income, a cross reference to other required U.S. GAAP disclosures.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation: The consolidated financial statements include the wholly-owned subsidiaries of the Company, the most significant of which are Empresa Minera Manquiri S.A., Coeur Mexicana S.A. de C.V., Coeur Rochester, Inc., Coeur Alaska, Inc., Coeur Argentina S.R.L. and CDE Australia Pty. Ltd. The consolidated financial statements also include all entities in which voting control of more than 50% is held by the Company. The Company has no investments in entities in which it has greater than 50% ownership interest accounted for using the equity method. Intercompany balances and transactions have been eliminated in consolidation. Investments in corporate joint ventures where the Company has ownership of 50% or less and funds its proportionate share of expenses are accounted for under the equity method. The Company has no investments in entities in which it has a greater than 20% ownership interest accounted for using the cost method.

Revenue Recognition: Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, no obligations remain and collection is probable. The passing of title to the customer is based on the terms of the sales contract. Product pricing is determined at the point revenue is recognized by reference to active and freely traded commodity markets, for example the London Bullion Market for both gold and silver, in an identical form to the product sold.

Under the Company’s concentrate sales contracts with third-party smelters, final gold and silver prices are set on a specified future quotational period, typically one to three months, after the shipment date based on market metal prices. Revenues and production costs applicable to sales are recorded on a gross basis under these contracts at the time title passes to the buyer based on the forward price for the expected settlement period. The contracts, in general, provide for provisional payment based upon provisional assays and quoted metal prices. Final settlement is based on the average applicable price for the specified future quotational period and generally occurs from three to six months after shipment. Final sales are settled using smelter weights and settlement assays (average of assays exchanged and/or umpire assay results) and are priced as specified in the smelter contract. The Company’s provisionally priced sales contain an embedded derivative that is required to be separated from the host contract for accounting purposes. The host contract is the receivable from the sale of concentrates measured at the forward price at the time of sale. The embedded derivative does not qualify for hedge accounting. The embedded derivative is recorded as a derivative asset in prepaid expenses and other assets or as a derivative liability in accrued liabilities and other on the consolidated balance sheet and is adjusted to fair value through revenue each period until the date of final gold and silver settlement. The form of the material being sold, after deduction for smelting and refining, is in an identical form to that sold on the London Bullion Market. The form of the product is metal in flotation concentrate, which is the final process for which the Company is responsible. Revenue includes the sales of by-product gold from the Company’s silver mining operations.

The effects of forward sales contracts are reflected in revenue at the date the related precious metals are delivered or the contracts expire. Third-party smelting and refining costs of $16.6 million, $17.7 million and $8.6 million in 2012, 2011 and 2010, respectively, are recorded as a reduction of revenue.

At December 31, 2012, the Company had outstanding provisionally priced sales of $ 33.2 million consisting of 0.4 million ounces of silver and 11,957 ounces of gold, which had a fair value of approximately $34.1 million including the embedded derivative. For each one cent per ounce change in realized silver price, revenue would vary (plus or minus) approximately $ 4,000 and for each one dollar per ounce change in realized gold price, revenue would vary (plus or minus) approximately $ 12,000. At December 31, 2011, the Company had outstanding provisionally priced sales of $22.5 million consisting of 0.2 million ounces of silver and 9,701 ounces of gold, which had a fair value of approximately $21.7 million including the embedded derivative. For each one cent per ounce change in realized silver price, revenue would vary (plus or minus) approximately $2,000 and for each one dollar per ounce change in realized gold price, revenue would vary (plus or minus) approximately $9,700.

Cash and Cash Equivalents: Cash and cash equivalents include all highly-liquid investments with a maturity of three months or less at the date of purchase. The Company minimizes its credit risk by investing its cash and cash equivalents with major U.S. and international banks and financial institutions located principally in the United States with a minimum credit rating of A1 as defined by Standard & Poor’s. The Company’s management believes that no concentration of credit risk exists with respect to the investment of its cash and cash equivalents.

Receivables: Trade receivables and other receivable balances recorded in other current assets are reported at outstanding principal amounts, net of an allowance for doubtful accounts, if deemed necessary. Management evaluates the collectability of receivable account balances to determine the allowance, if any. Management considers the other party’s credit risk and financial condition, as well as current and projected economic and market conditions, in determining the amount of the allowance. Receivable balances are written off when management determines that the balance is uncollectable.

Ore on Leach Pad: The heap leach process is a process of extracting silver and gold by placing ore on an impermeable pad and applying a diluted cyanide solution that dissolves a portion of the contained silver and gold, which are then recovered in metallurgical processes.

The Company uses several integrated steps to scientifically measure the metal content of ore placed on the leach pads. As the ore body is drilled in preparation for the blasting process, samples are taken of the drill residue which are assayed to determine estimated quantities of contained metal. The Company estimates the quantity of ore by utilizing global positioning satellite survey techniques. The Company then processes the ore through crushing facilities where the output is again weighed and sampled for assaying. A metallurgical reconciliation with the data collected from the mining operation is completed with appropriate adjustments made to previous estimates. The crushed ore is then transported to the leach pad for application of the leaching solution. As the leach solution is collected from the leach pads, it is continuously sampled for assaying. The quantity of leach solution is measured by flow meters throughout the leaching and precipitation process. After precipitation, the product is converted to doré, which is the final product produced by the mine. The inventory is stated at lower of cost or market, with cost being determined using a weighted average cost method.

The Company reported ore on the leach pads of $44.3 million as of December 31, 2012, and $33.9 million as of December 31, 2011. As of December 31, 2012, $23.0 million is reported as a current asset and $21.3 million is reported as a non-current asset. As of December 31, 2011, $27.3 million is reported as a current asset and $6.7 million is reported as a non-current asset. The distinction between current and non-current is based upon the expected length of time necessary for the leaching process to remove the metals from the broken ore. The historical cost of the metal that is expected to be extracted within twelve months is classified as current and the historical cost of metals contained within the broken ore that is expected to be extracted beyond twelve months is classified as non-current. Inventories of ore on leach pad are valued based on actual production costs incurred to produce and place ore on the leach pad, adjusted for effects on monthly production costs of abnormal production levels, less costs allocated to minerals recovered through the leach process.

The estimate of both the ultimate recovery expected over time and the quantity of metal that may be extracted relative to the time the leach process occurs requires the use of estimates which are inherently inaccurate since they rely upon laboratory testwork. Testwork consists of 60 day leach columns from which the Company projects metal recoveries up to five years in the future. The quantities of metal contained in the ore are based upon actual weights and assay analysis. The rate at which the leach process extracts gold and silver from the crushed ore is based upon laboratory column tests and actual experience occurring over more than twenty years of leach pad operations at the Rochester mine. The assumptions used by the Company to measure metal content during each stage of the inventory conversion process includes estimated recovery rates based on laboratory testing and assaying. The Company periodically reviews its estimates compared to actual experience and revises its estimates when appropriate. During the first quarter of 2011, the Company increased its estimated silver ounces contained in the Stage IV heap inventory by 0.7 million and decreased its estimated gold ounces contained in the heap inventory by 298 ounces. During the fourth quarter of 2011, the Company decreased its estimated silver ounces contained in the Stage IV heap inventory by 0.2 million ounces and decreased its estimated gold ounces contained in the Stage IV heap inventory by 10,828 ounces. During the fourth quarter of 2012, the Company increased its estimated silver ounces contained in the Stage IV heap inventory by 0.5 million ounces and increased its estimated gold ounces contained in the Stage IV heap inventory by 8,879 ounces.

The increase in estimated silver and gold ounces contained in the stage IV heap inventory is due to a change in the amount of time the Company expects to continue leaching. The ultimate recovery will not be known until leaching operations cease.

Metal and Other Inventory: Inventories include concentrate ore, doré, ore in stockpiles and operating materials and supplies. The classification of inventory is determined by the stage at which the ore is in the production process. To the extent there is work in process inventories at the Endeavor mine, such amounts are carried as inventories. Inventories of ore in stock piles are sampled for gold and silver content and are valued based on the lower of costs incurred or estimated net realizable value based upon the period ending prices of gold and silver. Material that does not contain a minimum quantity of gold and silver to cover estimated processing expense to recover the contained gold and silver is not classified as inventory and is assigned no value. All inventories are stated at the lower of cost or market, with cost being determined using a weighted average cost method. Concentrate and doré inventory includes product at the mine site and product held by refineries and are also valued at lower of cost or market value. Concentrate inventories associated with the Endeavor mine are held by third parties. Metal inventory costs include direct labor, materials, depreciation, depletion and amortization as well as administrative overhead costs relating to mining activities.

Property, Plant, and Equipment: Expenditures for new facilities, assets acquired pursuant to capital leases, new assets or expenditures that extend the useful lives of existing facilities are capitalized and depreciated using the straight-line method at rates sufficient to depreciate such costs over the shorter of estimated productive lives of such facilities or the useful life of the individual assets. Productive lives range from 7 to 31 years for buildings and improvements and 3 to 13 years for machinery and equipment. Certain mining equipment is depreciated using the units-of-production method based upon estimated total proven and probable reserves. Maintenance and repairs are expensed as incurred. Gains or losses from sales or retirements of assets are included in other income or expense.

Operational Mining Properties and Mine Development: Capitalization of mine development costs that meet the definition of an asset begins once all operating permits have been secured, mineralization is classified as proven and probable reserves and a final feasibility study has been completed. Mine development costs include engineering and metallurgical studies, drilling and other related costs to delineate an ore body, the removal of overburden to initially expose an ore body at open pit surface mines and the building of access ways, shafts, lateral access, drifts, ramps and other infrastructure at underground mines. Costs incurred during the start-up phase of a mine are expensed as incurred. Costs incurred before mineralization is classified as proven and probable reserves are expensed and classified as Exploration or Pre-development expense. All capitalized costs are amortized using the units of production method over the estimated life of the ore body based on recoverable ounces to be mined from proven and probable reserves. Interest expense allocable to the cost of developing mining properties and to construct new facilities is capitalized until assets are ready for their intended use.

Drilling and related costs incurred at the Company’s operating mines are expensed as incurred as exploration expense, unless the Company can conclude with a high degree of confidence, prior to the commencement of a drilling program, that the drilling costs will result in the conversion of a mineral resource into proven and probable reserves. The Company’s assessment is based on the following factors: results from previous drill programs; results from geological models; results from a mine scoping study confirming economic viability of the resource; and preliminary estimates of mine inventory, ore grade, cash flow and mine life. In addition, the Company must have all permitting and/or contractual requirements necessary to have the right to and/or control of the future benefit from the targeted ore body. The costs of a drilling program that meet these criteria are capitalized as mine development costs. All other drilling and related costs, including those beyond the boundaries of the development and production stage properties, are expensed as incurred.

Drilling and related costs of approximately $13.9 million and $7.2 million at December 31, 2012 and 2011, respectively, met the criteria for capitalization listed above at the Company’s properties that are in the development and production stages.

The cost of removing overburden and waste materials to access the ore body at an open pit mine prior to the production phase are referred to as “pre-stripping costs.” Pre-stripping costs are capitalized during the development of an open pit mine. Stripping costs incurred during the production phase of a mine are variable production costs that are included as a component of inventory to be recognized in production costs applicable to sales in the same period as the revenue from the sale of inventory.

Mineral Interests: Significant payments related to the acquisition of land and mineral rights are capitalized as incurred. Prior to acquiring such land or mineral rights, the Company generally makes a preliminary evaluation to determine that the property has significant potential to develop an economic ore body. The time between initial acquisition and full evaluation of a property’s potential is variable and is determined by many factors including: location relative to existing infrastructure, the property’s stage of development, geological controls and metal prices. If a mineable ore body is discovered, such costs are amortized when production begins using the units-of-production method based on recoverable ounces to be mined from proven and probable reserves. If no mineable ore body is discovered, such costs are expensed in the period in which it is determined the property has no future economic value. The Company amortizes its mineral interests in the Endeavor mine using the units of production method.

Asset Impairment: Management reviews and evaluates its long-lived assets for impairment when events and changes in circumstances indicate that the related carrying amounts of its assets may not be recoverable. Impairment is considered to exist if the total probability-weighted estimate or other appropriate estimate of future cash flows on an undiscounted basis are less than the carrying amount of the asset group, including property plant and equipment, mineral property, development property, and any deferred costs. An impairment loss is measured and recorded based on the difference between book value and estimated fair value of the asset group, as determined through the application of present value technique to estimate fair value in the absence of a market price. Future cash flows include estimates of recoverable ounces, gold and silver prices (considering current and historical prices, price trends and related factors), production levels and required capital investment, all based on life-of-mine plans and projections. Assumptions underlying future cash flow estimates are subject to risks and uncertainties. Any differences between these assumptions and actual market conditions or the Company’s actual operating performance could have a material effect on the Company’s determination of its ability to recover the carrying amounts of its long-lived assets resulting in impairment charges. In estimating future cash flows, assets are grouped at the lowest level for which there are identifiable cash flows that are largely independent of cash flows from other asset groups. Generally, in estimating future cash flows, all assets are grouped at a particular mine for which there is identifiable cash flow.

Coeur owns, directly or indirectly, 100% of Coeur Argentina S.R.L., which owns and operated the underground silver and gold Martha mine located in Santa Cruz, Argentina. Mining operations commenced at the Martha mine in June 2002 and the mine ceased active mining operation in September 2012. The Company recorded an impairment charge of $5.8 million in the year ended December 31, 2012.

As of December 31, 2012, the decrease in proven and probable resources at the Kensington mine prompted an impairment review of the carrying value of the mine. The review determined there were no impairments for the Kensington mine. The impairment assessment compared the cumulative undiscounted prospective cash flows of the mine over the expected mine life to the sum of the carrying value of the long-lived assets at Kensington as of December 31, 2012.

Restricted Assets: The Company, under the terms of its self-insurance and bonding agreements with certain banks, lending institutions and regulatory agencies, is required to collateralize certain portions of its obligations. The Company has collateralized these obligations by assigning certificates of deposit that have maturity dates ranging from three months to a year, to the respective institutions or agencies. At December 31, 2012 and 2011, the Company held certificates of deposit and cash under these agreements of $25.0 million and $28.9 million, respectively, restricted for these purposes. The ultimate timing of the release of the collateralized amounts is dependent on the timing and closure of each mine and repayment of the facility. In order to release the collateral, the Company must seek approval from certain government agencies responsible for monitoring the mine closure status. Collateral could also be released to the extent the Company is able to secure alternative financial assurance satisfactory to the regulatory agencies. The Company believes there is a reasonable probability that the collateral will remain in place beyond a twelve-month period and has therefore classified these investments as long-term.

Reclamation and Remediation Costs: The Company recognizes obligations for the retirement of tangible long-lived assets and other associated asset retirement costs. These legal obligations are associated with the retirement of long-lived assets that result from the acquisition, construction, development and normal use of the asset. The fair value of a liability for an asset retirement obligation will be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The fair value of the liability is added to the carrying amount of the associated asset and this additional carrying amount is depreciated over the life of the asset. An accretion cost, representing the increase over time in the present value of the liability, is recorded each period in depreciation, depletion and amortization expense. As reclamation work is performed or liabilities are otherwise settled, the recorded amount of the liability is reduced.

Future remediation costs for inactive mines are accrued based on management’s best estimate at the end of each period of the undiscounted costs expected to be incurred at the site. Such cost estimates include, where applicable, ongoing care and maintenance and monitoring costs. Changes in estimates are reflected in earnings in the period an estimate is revised.

Foreign Currency: The assets and liabilities of the Company’s foreign subsidiaries are measured using U.S. dollars as their functional currency. Revenues and expenses are translated at the average exchange rate for the period. Foreign currency transaction gains and losses are included in the determination of net income or loss.

Derivative Financial Instruments: The Company recognizes all derivatives as either assets or liabilities on the balance sheet and measures those instruments at fair value. Changes in the value of derivative instruments are recorded each period in the consolidated statement of operations under the caption “fair value adjustments, net.”

Stock-based Compensation Plans: The Company estimates the fair value of stock options and stock appreciation rights (“SARs”) awards using the Black-Scholes option pricing model. Stock options granted are accounted for as equity-based awards and SARs are accounted for as liability-based awards. The value of the SARs is remeasured at each reporting date. The Company estimates the fair value of performance share and performance unit grants using a Monte Carlo simulation valuation model. Performance shares granted are accounted for as equity based awards and performance shares units are accounted for as liability-based awards. The Company estimates forfeitures of stock-based awards based on historical data and periodically adjusts the forfeiture rate. The adjustment of the forfeiture rate is recorded as a cumulative adjustment in the period the forfeiture estimate is changed. Compensation costs related to stock based compensation are included in administrative and general expenses, production costs applicable to sales and the cost of self-constructed property, plant and equipment as deemed appropriate.

Restricted stock and restricted stock units granted under the Company’s incentive plans are accounted for based on the market value of the underlying shares on the date of grant and vest in equal installments annually over three years. Restricted stock awards are accounted for as equity-based awards and restricted stock unit awards are accounted for as liability-based awards. Restricted stock units are remeasured at each reporting date. Restricted stock units are settled in cash based on the number of vested restricted stock units multiplied by the current market price of the common shares when vested. Holders of the restricted stock are entitled to vote the shares and to receive any dividends declared on the shares.

Income Taxes: The Company uses an asset and liability approach which results in the recognition of deferred tax liabilities and assets for the expected future tax consequences or benefits of temporary differences between the financial reporting basis and the tax basis of assets and liabilities, as well as operating loss and tax credit carryforwards, using enacted tax rates in effect in the years in which the differences are expected to reverse.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of its deferred tax assets will not be realized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. A valuation allowance has been provided for the portion of the Company’s net deferred tax assets for which it is more likely than not that they will not be realized.

The Company and its subsidiaries are subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 1999. Federal income tax returns for 2000 through 2011 are subject to examination. The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company has accrued additional expense due to an audit of San Bartolomé’s 2009 Bolivian tax return, whereby San Bartolomé incurred an additional $1.4 million of tax expense, including interest and penalties, related to the 2009 tax year and recognized a further $15.5 million of tax expense, including interest and penalties, related to uncertainty in similar tax positions for the years 2010, 2011 and 2012.

Supplemental Cash Flow Information: The following table sets forth non-cash financing and investing activities and other cash flow information for the years ended:

	2012	2011	2010
Non-cash financing and investing activities:
Capital expenditures (1)	$3,402	$2,936	$(2,589)
Capital lease obligations	1,857	4,510	23,437
Non-cash capitalized interest	845	681	3,778
Non-cash interest paid with stock	—	—	1,756
Non-cash Joaquin acquisition and related deferred taxes	64,133	—	—
Other cash flow information:
Interest paid	6,092	11,033	12,676
Capitalized interest	2,663	2,175	9,885
Income taxes paid	54,680	44,396	9,998

(1)	Accrued capital expenditures are recognized in the consolidated statements of cash flows in the period in which they are paid.

Debt Issuance Costs: Costs associated with the issuance of debt are included in other noncurrent assets and are amortized over the term of the related debt using the effective interest method. Upon early retirement of all or a portion of a debt issue, a pro-rata fraction of the related debt issuance costs is written off and recognized as loss on debt extinguishment.

Use of Estimates: The preparation of the Company’s consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in their consolidated financial statements and accompanying notes. The areas requiring the use of management’s estimates and assumptions relate to recoverable ounces from proven and probable reserves that are the basis of future cash flow estimates and units-of-production depreciation and amortization calculations; useful lives utilized for depreciation, depletion and amortization; estimates of future cash flows for long lived assets; estimates of recoverable gold and silver ounces in ore on leach pads; the amount and timing of reclamation and remediation costs; valuation allowance for deferred tax assets; and other employee benefit liabilities.

EARNINGS PER SHARE	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
EARNINGS PER SHARE

NOTE 3 – EARNINGS PER SHARE

Basic earnings per share is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during each period. Diluted earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For the three and six months ended June 30, 2013, 1,202,100 shares of common stock equivalents related to equity-based awards have not been included in the diluted per share calculation as the shares would be antidilutive. For the three and six months ended June 30, 2012, 632,213 shares of common stock equivalents related to equity-based awards have not been included in the diluted per share calculation as the shares would be antidilutive. The 3.25 % Convertible Senior Notes were not included in the computation of diluted earnings per share for the three and six months ended June 30, 2013 and 2012 because there is no excess value upon conversion over the principal amount of the Notes.

The effect of potentially dilutive stock outstanding as of June 30, 2013 and 2012 are as follows (in thousands, except per share data):

	Three months ended June 30, 2013			Six months ended June 30, 2013
	Income (Numerator)	Shares (Denominator)	Per-Share Amount	Income (Numerator)	Shares (Denominator)	Per-Share Amount
Basic EPS
Net income (loss) available to common stockholders	$(35,040)	99,833	$(0.35)	$(22,770)	94,918	$(0.24)
Effect of Dilutive Securities
Equity awards	—	—		—	—

Diluted EPS
Net income (loss) available to common stockholders	$(35,040)	99,833	$(0.35)	$(22,770)	94,918	$(0.24)

	Three months ended June 30, 2013			Six months ended June 30, 2012
	Income (Numerator)	Shares (Denominator)	Per-Share Amount	Income (Numerator)	Shares (Denominator)	Per-Share Amount
Basic EPS
Net income (loss) available to common stockholders	$22,973	89,631	$0.26	$26,948	89,611	$0.30
Effect of Dilutive Securities
Equity awards	—	102		—	166

Diluted EPS
Net income (loss) available to common stockholders	$22,973	89,733	$0.26	$26,948	89,777	$0.30

NOTE 4 – EARNINGS PER SHARE

Basic earnings per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during each period. Diluted earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For the year ended December 31, 2012, 479,767 shares of common stock equivalents related to equity-based awards have not been included in the diluted per share calculation as the shares would be antidilutive. The 3.25% Convertible Senior Notes were not included in the computation of diluted earning per share for the years ended December 31, 2012, 2011, and 2010 because there is no excess value upon conversion over the principal amount of the Notes. For the year ended December 31, 2011, 1,059,228 shares of common stock equivalents related to convertible debt and 4,258 equity based awards have not been included in the diluted per share calculation as the shares would be antidilutive. For the year ended December 31, 2010, 1,296,231 common stock equivalents related to convertible debt and 496,291 options were not included in the computation of diluted per share calculations as the Company had recorded a net loss from continuing operations for the period.

The effect of potentially dilutive stock outstanding for the years ended December 31, 2012, and 2011 are as follows (in thousands, except per share data):

	Year ended December 31, 2012
	(In thousands except for EPS)
	Income (Numerator)	Shares (Denominator)	Per-Share Amount
Basic EPS
Net income available to common shareholders	$48,677	89,437	$0.54
Effect of Dilutive Securities
Equity awards	—	166

Diluted EPS
Net income available to common shareholders	$48,677	89,603	$0.54

	Year ended December 31, 2011
	(In thousands except for EPS)
	Income (Numerator)	Shares (Denominator)	Per-Share Amount
Basic EPS
Net income available to common shareholders	$93,499	89,383	$1.05
Effect of Dilutive Securities
Equity awards	—	342

Diluted EPS
Net income available to common shareholders	$93,499	89,725	$1.04

RECENTLY ADOPTED ACCOUNTING STANDARDS	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
RECENTLY ADOPTED ACCOUNTING STANDARDS

NOTE 5 – RECENTLY ADOPTED ACCOUNTING STANDARDS

Effective January 1, 2012, the Company adopted ASU 2011-04 which included new guidance on fair value measurement and disclosure requirements. This standard provides guidance on the application of fair value accounting where it is already required or permitted by other standards. This standard also requires additional disclosures related to transfers of financial instruments within the fair value hierarchy and quantitative and qualitative disclosures related to significant unobservable inputs. In addition, the standard includes specifications for the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed. The adoption of this standard has no material effect on the Company’s financial position, results of operations or cash flows. Refer to Note 6 – Fair Value Measurements in the notes to the consolidated financial statements, for further details regarding the Company’s assets and liabilities measured at fair value.

Effective January 1, 2012, the Company adopted ASU 2011-05 which includes guidance for presentation of comprehensive income and requires that all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance was effective for the Company’s fiscal year beginning January 1, 2012. The Company chose to use the two-statement approach and the retrospective update had no effect on the Company’s financial position, results of operations or cash flows for any period presented.

In December, 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 201): Disclosures about Offsetting Assets and Liabilities.” This ASU adds certain additional disclosure requirements about financial instruments and derivative instruments that are subject to netting arrangements. ASU 2011-11 is effective for fiscal years, and interim periods within those years, beginning after January 1, 2013, with retrospective application required. The Company does not believe the adoption of this update will have a material impact on the disclosure requirements for its consolidated financial statements.

FAIR VALUE MEASUREMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 4 – FAIR VALUE MEASUREMENTS

Accounting standards establish a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2	Quoted market prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and

Level 3	Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The following table sets forth the Company’s financial assets and liabilities measured at fair value on a recurring basis (at least annually) by level within the fair value hierarchy. As required by accounting guidance, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement (in thousands):

	Fair Value at June 30, 2013
	Total	Level 1	Level 2	Level 3
Assets:
Marketable equity securities	$16,008	$16,008	$—	$—
Gold put and call options	2,358	—	2,358	—

	$18,366	$16,008	$2,358	$—

Liabilities:
Palmarejo royalty obligation embedded derivative	$52,359	$—	$52,359	$—
Rochester NSR royalty obligation	22,046	—	22,046	—
Other derivative instruments, net	2,554	—	2,554	—

	$76,959	$—	$76,959	$—

	Fair Value at December 31, 2012
	Total	Level 1	Level 2	Level 3
Assets:
Short term investments	$999	$999	$—	$—
Marketable securities	27,065	27,065	—	—
Other derivative instruments, net	943	—	943	—

	$29,007	$28,064	$943	$—

Liabilities:
Royalty obligation embedded derivative	$145,098	$—	$145,098	$—
Put and call options	9,299	—	9,299	—

	$154,397	$—	$154,397	$—

The Company’s short-term investments are readily convertible to cash and, therefore, these investments are classified within Level 1 of the fair value hierarchy.

The Company’s marketable equity securities are recorded at fair market value in the financial statements based on quoted market prices, which are accessible at the measurement date for identical assets. Such instruments are classified within Level 1 of the fair value hierarchy.

The Company’s gold put and call options, Palmarejo royalty obligation embedded derivative, Rochester NSR royalty obligation, and other derivative instruments, net, which relate to the concentrate sales contracts and foreign exchange contracts, are valued using pricing models, which require inputs that are derived from observable market data, including contractual terms, forward market prices, yield curves and credit spreads. The model inputs can generally be verified and do not involve significant management judgment. Such instruments are classified within Level 2 of the fair value hierarchy.

The Company had no Level 3 financial assets and liabilities as of June 30, 2013 or December 31, 2012.

Financial assets and liabilities that are not measured at fair value at June 30, 2013 and December 31, 2012 are set forth below (in thousands):

	Fair Value at June 30, 2013
	Total	Level 1	Level 2	Level 3
Liabilities:
3.25% Convertible Senior Notes due 2028	$5,153	$5,153	$—	$—
7.875% Senior Notes due 2021	$295,689	$295,689	$—	$—
Palmarejo Gold Production Royalty Obligation	$75,645	$—	$75,645	$—

	Fair Value at December 31, 2012
	Total	Level 1	Level 2	Level 3
Liabilities:
3.25% Convertible Senior Notes due 2028	$48,220	$48,220	$—	$—
Palmarejo Gold Production Royalty Obligation	$90,617	$—	$90,617	$—

The fair value of the Company’s 7.875% Senior Notes due 2021 was moved to Level 1 as a result of the availability of active market transactions to establish fair value.

NOTE 6 – FAIR VALUE MEASUREMENTS

Accounting standards establish a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2	Quoted market prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and

Level 3	Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The following table sets forth the Company’s financial assets and liabilities measured at fair value on a recurring basis (at least annually) by level within the fair value hierarchy. As required by accounting guidance, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement (in thousands):

	Fair Value at December 31, 2012
	Total	Level 1	Level 2	Level 3
Assets:
Short-term investments	$999	$999	$—	$—
Marketable equity securities	27,065	27,065	—	—
Other derivative instruments, net	943	—	943	—

	$29,007	$28,064	$943	$—

Liabilities:
Royalty obligation embedded derivative	$145,098	$—	$145,098	$—
Put and call options	9,299	—	9,299	—

	$154,397	$—	$154,397	$—

	Fair Value at December 31, 2011
	Total	Level 1	Level 2	Level 3
Assets:
Short-term investments	$20,254	$20,254	$—	$—
Marketable equity securities	19,844	19,844	—	—
Put and call options	3,040	—	3,040	—
Silver ounces receivable from Mandalay	814	—	814	—

	$43,952	$40,098	$3,854	$—

Liabilities:
Royalty obligation embedded derivative	$159,400	$—	$159,400	$—
Put and call options	20,892	—	20,892	—
Other derivative instruments, net	4,012	—	4,012	—

	$184,304	$—	$184,304	$—

The Company’s short-term investments are readily convertible to cash and, therefore, these investments are classified within Level 1 of the fair value hierarchy.

The Company’s marketable equity securities are recorded at fair market value in the financial statements based on quoted market prices, which are accessible at the measurement date for identical assets. Such instruments are classified within Level 1 of the fair value hierarchy. Please see Note 9 – Investments for additional details on marketable equity securities.

The Company’s derivative instruments related to the gold put and call options, silver ounces receivable from Mandalay, royalty obligation embedded derivative, and other derivative instruments, net, which relate to the concentrate sales contracts and foreign exchange contracts, are valued using pricing models which require inputs that are derived from observable market data, including contractual terms, forward market prices, yield curves and credit spreads. The model inputs can generally be verified and do not involve significant management judgment. Such instruments are classified within Level 2 of the fair value hierarchy.

The Company had no Level 3 financial assets and liabilities as of December 31, 2012 or December 31, 2011.

Financial assets and liabilities that are not measured at fair value at December 31, 2012 and December 31, 2011 are set forth in the following table (in thousands):

	Fair Value at December 31, 2012
	Total	Level 1	Level 2	Level 3
Liabilities:
3.25% Convertible Senior Notes	$48,220	$48,220	$—	$—
Palmarejo Gold Production Royalty Obligation	$90,617	$—	$90,617	$—

	Fair Value at December 31, 2011
	Total	Level 1	Level 2	Level 3
Liabilities:
3.25% Convertible Senior Notes	$49,205	$49,205	$—	$—
Palmarejo Gold Production Royalty Obligation	$111,257	$—	$111,257	$—

The fair value at December 31, 2012 and December 31, 2011 of the 3.25 % Convertible Senior Notes outstanding were determined by active market transactions. As such, the notes are classified as Level 1 in the fair value hierarchy.

The fair value of the Palmarejo Gold Production Royalty Obligation is valued using a pricing model which requires inputs that are derived from observable market data, including contractual terms, yield curves, and credit spreads. The model inputs can generally be verified and do not involve significant management judgment. As such, the obligation is classified within Level 2 of the fair value hierarchy.

The fair value of the Company’s cash equivalents, receivables, restricted assets, accounts payable, accrued liabilities, and capital leases approximate book value due to the nature of these assets and liabilities and are classified as Level 1 in the fair value hierarchy, except for capital leases which are classified as Level 2.

The fair value of the Company’s non-current portion of the refundable value added tax is not practicable to estimate due to the uncertainty of the timing of the expected future cash flows to be received see note 10 – Receivables in the notes to the consolidated financial statements.

DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2012
Discontinued Operations And Disposal Groups [Abstract]
DISCONTINUED OPERATIONS

NOTE 7 – DISCONTINUED OPERATIONS

In August 2010, the Company sold its 100% interest in its subsidiary Compañía Minera Cerro Bayo Ltd. (“Minera Cerro Bayo”), which controlled the Cerro Bayo mine in southern Chile, to Mandalay Resources Corporation (“Mandalay”). Under the terms of the agreement, the Company received the following from Mandalay in exchange for all of the outstanding shares of Minera Cerro Bayo: (i) $6.0 million in cash; (ii) 17,857,143 common shares of Mandalay; (iii) 125,000 ounces of silver to be delivered in six equal quarterly installments commencing in the third quarter of 2011, which had an estimated fair value of $2.3 million; (iv) a 2.0% Net Smelter Royalty (NSR) on production from Minera Cerro Bayo in excess of a cumulative 50,000 ounces of gold and 5,000,000 ounces of silver, which had an estimated fair value of $5.4 million; and (v) existing value-added taxes collected from the Chilean government in excess of $3.5 million, which were valued at $3.5 million. As part of the transaction, Mandalay agreed to pay the next $6.0 million of reclamation costs associated with Minera Cerro Bayo’s nearby Furioso property. Any reclamation costs above that amount will be shared equally by Mandalay and the Company. As a result of the sale, the Company realized a loss in 2010 on the sale of approximately $2.1 million, net of income taxes.

The following table details selected financial information included in income (loss) from discontinued operations for the year ended December 31, 2010:

Year Ended December 31, 2010
Cerro Bayo Mine
Depreciation and depletion	(2,194)
Administrative and general	(18)
Care and maintenance and other	(2,351)
Other income and expense	(145)
Income tax expense	(1,321)

Income from discontinued operations, net of tax	(6,029)
Loss on sale of net assets of discontinued operations	(2,095)

$(8,124)

ACQUISITION OF ORKO SILVER CORPORATION/LA PRECIOSA MINERAL INTERESTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Business Combinations [Abstract]
ACQUISITION OF ORKO SILVER CORPORATION/LA PRECIOSA MINERAL INTERESTS

NOTE 8 – ACQUISITION OF ORKO SILVER CORPORATION/LA PRECIOSA MINERAL INTERESTS

On April 16, 2013, the Company completed its acquisition of Orko Silver Corporation (“Orko”). Upon completion of the acquisition, the Company holds the La Preciosa silver-gold project in the state of Durango, Mexico. The transaction was accounted for as a purchase of mineral interests since La Preciosa is a development stage project.

Total consideration paid for the asset acquisition (in thousands):

Common shares issued (11,572,918 at $14.98)	$173,363
Cash	99,059
Warrants (1,588,768 valued at $3.64 per warrant)	5,777
Transaction advisory fees and other acquisition costs	17,642

Total purchase price	295,841
Current liabilities	2,616
Deferred income taxes	114,339

Total liabilities assumed	116,955

Total Consideration	$412,796

Estimated fair value of the assets acquired (in thousands):

Cash	$3,487
Other current assets	635
Mineral interests	408,352
Other assets	322

Total assets acquired	$412,796

NOTE 8 – AQUISITION OF JOAQUIN MINERAL INTERESTS

On December 21, 2012, the Company completed its acquisition of the equity interests of Mirasol Argentina SRL in exchange for a total of approximately 1.3 million shares of Coeur common stock, a total cash payment of approximately $30.0 million and assumption of liabilities of $0.1 million. Mirasol Argentina SRL holds the Joaquin silver-gold project in the Santa Cruz province of Argentina. Coeur previously held a 51% interest in the project. The transaction was accounted for as a purchase of mineral interests since Joaquin is considered to be in the development stage.

The total consideration paid for the asset acquisition was as follows (in thousands):

Consideration:
Common shares issued (1,310,043 at $22.90)	$30,000
Cash	30,000
Transaction advisory fees and other acquisition costs	1,224

Total purchase price	61,224
Current liabilities	80
Deferred income taxes	32,540

Total liabilities assumed	32,620

Total consideration	$93,844

The following summarizes the estimated fair value of the assets acquired on December 21, 2012 (in thousands):

Fair value of assets acquired:
Cash	$42
Other current assets	353
Mineral interests (Note 13)	93,429
Other assets	20

Total assets acquired	$93,844

INVESTMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Investments Debt And Equity Securities [Abstract]
INVESTMENTS

NOTE 5 – INVESTMENTS

The Company classifies the marketable securities in which it invests as available-for-sale securities. Such securities are measured at fair market value in the financial statements with unrealized gains or losses recorded in other comprehensive income.

The equity securities reflected in the table below consist of equity securities of silver and gold exploration and development companies that the Company purchased. The following table summarizes the Company’s available-for-sale securities on hand as of June 30, 2013 and December 31, 2012 (in thousands):

	Investments in marketable securities
	Adjusted Cost	Gross Unrealized Losses	Gross Unrealized Gains	Estimated Fair Value
Marketable securities at June 30, 2013	$17,608	$(1,799)	$199	$16,008

Marketable securities at December 31, 2012	$34,786	$(10,443)	$2,722	$27,065

In the three months ended June 30, 2013 and 2012, the Company recognized an unrealized loss of $7.5 million and $5.7 million, respectively, in other comprehensive income (loss). In the six months ended June 30, 2013, and 2012, the Company recognized an unrealized loss of $11.1 million and $5.3 million, respectively. The Company performs a quarterly assessment on each of its marketable securities with unrealized losses to determine if the security is other than temporarily impaired. The Company’s management team uses industry knowledge and expertise to evaluate each investment and determined that unrealized losses on certain investments are not other than temporary. As a result, an other than temporary impairment charge of $17.2 million was recorded during the three months ended June 30, 2013.

The Company had $1.0 million of short-term investments at December 31, 2012. These investments were held with various banks and had maturity dates of less than one year. There were no short term investments at June 30, 2013.

NOTE 9 – INVESTMENTS

The Company classifies the marketable securities in which it invests as available-for-sale securities. Such securities are measured at fair market value in the financial statements with unrealized gains or losses recorded in other comprehensive income (loss).

At the time securities are sold or otherwise disposed of, gains or losses are included in net income. The equity securities reflected in the table below consist of equity securities of silver and gold exploration and development companies that the Company purchased. The following table summarizes the Company’s available-for-sale securities on hand as of December 31, 2012 and December 31, 2011 (in thousands):

	Investments in marketable securities
	Cost	Gross Unrealized Losses	Gross Unrealized Gains	Estimated Fair Value
Marketable securities at December 31, 2012	$34,786	$(10,443)	$2,722	$27,065

Marketable securities at December 31, 2011	$24,819	$(4,975)	$—	$19,844

The following table summarizes the gross unrealized losses on investment securities for which other-than-temporary impairments have not been recognized and the fair values of those securities, aggregated by the length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2012 (in thousands):

	Less than twelve months		Twelve months or more		Total
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
Marketable equity securities	$(2,716)	$7,728	$(7,727)	$4,948	$(10,443)	$12,676

In the years December 31, 2012, and 2011, the Company recognized a net unrealized loss of $2.7 million and an unrealized loss of $5.0 million, respectively, in other comprehensive loss. The Company performs a quarterly assessment on each of its marketable securities with unrealized losses to determine if the security is other than temporarily impaired. The Company has the intent and ability to hold these investments to allow sufficient time for a recovery in fair value. The Company’s management team uses industry knowledge and expertise to evaluate each investment and has determined that unrealized losses on three investments it currently holds and has concluded that they are not other than temporary based on a review of the potential for each company. The Company determined that one of its available-for-sale investments was other than temporarily impaired at September 30, 2012 and recorded an impairment loss of $0.6 million during the third quarter of 2012. There were no impairment losses recorded during 2011. Gross realized gains and losses are based on cost, net of discount or premium of investments sold.

The Company’s impairment review includes the following factors:

•	evaluation of each investment to determine possible indications of impairment

•	analysis of each investment that is in an unrealized loss position, which includes the length of time that the investment has been in an unrealized loss position and the expected period of recovery

•	discussion of evidence of factors that would and would not support the classification of the unrealized loss as other-than-temporary

•	documentation of the analysis and results that support the treatment of the losses on the investments

The Company used the following criteria to determine whether a loss is temporary:

•	the length of time and the extent to which the fair value has been below cost

•	the severity of the impairment

•	the cause of the impairment and the financial condition of the issuer

•	market activity that may indicate adverse credit condition of the issuer

•	the Company’s intent and ability to hold the investment for a sufficient period of time to allow for the anticipated recovery in value

In addition, the Company had $1.0 million and $20.3 million of short-term investments at December 31, 2012 and December 31, 2011, respectively. These investments are primarily in certificates of deposit with various banks and all have maturity dates of less than one year.

RECEIVABLES	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Receivables [Abstract]
RECEIVABLES

NOTE 6 – RECEIVABLES

Receivables consist of the following (in thousands):

	June 30, 2013	December 31, 2012
Receivables – current
Accounts receivable – trade	$9,664	$8,701
Refundable income tax	1,807	9,331
Refundable value added tax	48,186	40,020
Accounts receivable – other	4,950	4,386

	$64,607	$62,438

Receivables – non-current
Refundable value added tax	$38,539	$48,767

Trade receivables and other receivable balances are reported at outstanding principal amounts, net of an allowance for doubtful accounts. Management evaluates the collectability of receivable account balances to determine the allowance, if any. There were no allowances against receivable balances at June 30, 2013 or December 31, 2012.

NOTE 10 – RECEIVABLES

Receivables consist of the following (in thousands):

	December 31, 2012	December 31, 2011
Receivables – current portion
Accounts receivable – trade	$8,701	$14,366
Refundable income tax	9,331	11,480
Refundable value added tax	40,020	52,968
Accounts receivable – other	4,386	4,683

	$62,438	$83,497

Receivables – non-current portion
Refundable value added tax	$48,767	$40,314

Trade receivables and other receivable balances are reported at outstanding principal amounts, net of an allowance for doubtful accounts. Management evaluates the collectability of receivable account balances to determine the allowance, if any. There were no allowances against receivable balances at December 31, 2012 or December 31, 2011.

Taxes paid to foreign governments that are refundable to the Company are classified as “Refundable value added tax” at the face value of the amount of the tax refund due. Refunds expected to be received in the next twelve months are classified as “current” and amounts that are expected to be received after twelve months are classified as “non-current”.

METAL AND OTHER INVENTORY	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Inventory Disclosure [Abstract]
METAL AND OTHER INVENTORY

NOTE 7 – METAL AND OTHER INVENTORY

Metal and other inventory consist of the following (in thousands):

	June 30, 2013	December 31, 2012
Concentrate and doré inventory	$80,306	$91,130
Supplies	67,980	79,540

Metal and other inventory	$148,286	$170,670

NOTE 11 – METAL AND OTHER INVENTORY

Metal and other inventory consist of the following (in thousands):

	December 31, 2012	December 31, 2011
Concentrate and doré inventory	$91,130	$73,590
Supplies	79,540	59,191

Metal and other inventory	$170,670	$132,781

PROPERTY, PLANT AND EQUIPMENT	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Property Plant And Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT

NOTE 9 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following (in thousands):

	June 30, 2013	December 31, 2012
Land	$1,888	$2,010
Buildings and improvements	593,989	581,286
Machinery and equipment	379,912	360,199
Capitalized leases for machinery, equipment, buildings, and land	22,445	35,129

	998,234	978,624
Accumulated depreciation and amortization	(353,533)	(313,067)

	644,701	665,557
Construction in progress	15,632	18,303

	$660,333	$683,860

NOTE 12 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following (in thousands):

	December 31, 2012	December 31, 2011
Land	$2,010	$1,432
Buildings and improvements	581,286	520,137
Machinery and equipment	360,199	246,584
Capitalized leases for machinery, equipment, buildings, and land	35,129	76,244

	978,624	844,397
Accumulated depreciation and amortization	(313,067)	(235,528)

	665,557	608,869
Construction in progress	18,303	78,807

	$683,860	$687,676

The Company’s capital expenditures by segment were as follows:

	Years Ended December 31,
	2012	2011	2010
Palmarejo	$38,456	$36,976	$54,226
San Bartolomé	25,672	17,731	6,159
Kensington	36,994	34,013	92,730
Rochester	11,794	27,217	2,349
Martha	1,193	3,426	100
Other	1,532	625	430

Net asset additions	$115,641	$119,988	$155,994

Minimum future lease payments under capital and operating leases with terms longer than one year at December 31, 2012 are as follows:

Year Ending December 31,	Capital Leases	Operating Leases
2013	$8,323	$5,065
2014	2,779	4,245
2015	376	3,848
2016	223	546
2017	107	9
2018 and thereafter	230	267

Total minimum payments due	12,038	$13,980
Less: Amount representing interest	(676)

Present value of net minimum lease payments (See Note 14)	11,362
Less: Current maturities	(7,902)

Non-current portion	$3,460

The Company has also entered into various operating lease agreements which expire over the next year. Total rent expense charged to net income for all operating lease agreements was $14.1 million, $14.2 million and $10.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

MINING PROPERTIES	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Text Block [Abstract]
MINING PROPERTIES

NOTE 10 – MINING PROPERTIES

Mining properties consist of the following (in thousands):

June 30, 2013	Palmarejo	San Bartolomé	Kensington	Rochester	Endeavor	La Preciosa	Joaquin	Total
Mining properties	$162,855	$70,360	$338,907	$120,350	$—	$—	$—	$692,472
Accumulated depletion	(94,647)	(20,305)	(60,310)	(101,353)	—	—	—	(276,615)

	68,208	50,055	278,597	18,997	—	—	—	415,857
Mineral interests	1,660,580	26,643	—	—	44,033	408,352	93,429	2,233,037
Accumulated depletion	(266,499)	(8,037)	—	—	(16,669)	—	—	(291,205)

	1,394,081	18,606	—	—	27,364	408,352	93,429	1,941,832
Non-producing and development properties	—	—	—	—	—	—	—	—

Total mining properties	$1,462,289	$68,661	$278,597	$18,997	$27,364	$408,352	$93,429	$2,357,689

December 31, 2012	Palmarejo	San Bartolomé	Kensington	Rochester	Endeavor	Joaquin	Other	Total
Mining properties	$155,722	$70,322	$333,619	$114,973	$—	$—	$11,416	$686,052
Accumulated depletion	(82,037)	(18,439)	(46,649)	(100,437)	—	—	(11,416)	(258,978)

	73,685	51,883	286,970	14,536	—	—	—	427,074
Mineral interests	1,658,389	26,642	—	—	44,033	93,429	—	1,822,493
Accumulated depletion	(235,795)	(7,338)	—	—	(14,625)	—	—	(257,758)

	1,422,594	19,304	—	—	29,408	93,429	—	1,564,735
Non-producing and development properties	—	—	—	—	—	—	142	142

Total mining properties	$1,496,279	$71,187	$286,970	$14,536	$29,408	$93,429	$142	$1,991,951

Operational Mining Properties

Palmarejo Mine: Palmarejo is located in the State of Chihuahua in northern Mexico, and its principal silver and gold properties are collectively referred to as the “Palmarejo mine.” The Palmarejo mine commenced production in April 2009.

San Bartolomé Mine: The San Bartolomé mine is a silver mine located near the city of Potosi, Bolivia. The mineral rights for the San Bartolomé project are held through long-term joint venture/lease agreements with several local independent mining co-operatives and the Bolivian state owned mining organization, (“COMIBOL”). The Company commenced commercial production at San Bartolomé in June 2008.

Kensington Mine: The Kensington mine is an underground gold mine and consists of the Kensington and adjacent Jualin properties located on the east side of the Lynn Canal about 45 miles north-northwest of Juneau, Alaska. The Company commenced commercial production in July of 2010.

Rochester Mine: The Company has conducted operations at the Rochester mine, located in Western Nevada, since September 1986. The mine utilizes the heap-leaching process to extract both silver and gold from ore mined using open pit methods. Rochester’s primary product is silver with gold produced as a by-product.

Martha Mine: The Martha mine is an underground silver mine located in Argentina. The Martha mine ceased active mining operations in September 2012 and is included in “other” in the tables above.

Mineral Interests

Endeavor Mine: In May 2005, CDE Australia Pty Ltd (“CDE Australia”), a wholly-owned subsidiary of Coeur acquired the silver production and reserves, up to a maximum 17.7 million payable ounces, contained at the Endeavor mine in Australia, which is owned and operated by Cobar Operations Pty. Limited, a wholly-owned subsidiary of CBH Resources Ltd. In March 2006, CDE Australia entered into an amended agreement under which it owns all silver production and reserves up to a total of 20.0 million payable ounces.

CDE Australia began realizing reductions in revenues in the fourth quarter of 2008 as a result of a silver price sharing provision that was part of the purchase agreement. CDE Australia has received approximately 4.5 million payable ounces to date and the current ore reserve contains approximately 4.1 million payable ounces based on current metallurgical recovery and current smelter contract terms.

Joaquin Project: The Joaquin project is located in the Santa Cruz province of southern Argentina. The Company commenced exploration of this large property located north of the Company’s Martha silver mine in November 2007 and acquired 100% in December 2012. Since that time, the Company has defined silver and gold mineralization in two deposits at Joaquin, La Negra and La Morocha, collectively referred to as the “Joaquin Project,” and has recently commenced work on detailed drilling and other technical, economic and environmental programs.

La Preciosa Project: On April 16, 2013, the Company completed its acquisition of Orko Silver Corporation (“Orko”), which holds the La Preciosa silver-gold project in Durango, Mexico.

NOTE 13 – MINING PROPERTIES

Mining properties consist of the following (in thousands):

December 31, 2012	Palmarejo	San Bartolomé	Kensington	Rochester	Martha	Endeavor	Joaquin	Other	Total
Mining properties	$155,722	$70,322	$333,619	$114,973	$11,416	$—	$—	$—	$686,052
Accumulated depletion	(82,037)	(18,439)	(46,649)	(100,437)	(11,416)	—	—	—	(258,978)

	73,685	51,883	286,970	14,536	—	—	—	—	427,074
Mineral interests	1,658,389	26,642	—	—	—	44,033	93,429	—	1,822,493
Accumulated depletion	(235,795)	(7,338)	—	—	—	(14,625)	—	—	(257,758)

	1,422,594	19,304	—	—	—	29,408	93,429	—	1,564,735
Non-producing and development properties	—	—	—	—	—	—	—	142	142

Total mining properties	$1,496,279	$71,187	$286,970	$14,536	$—	$29,408	$93,429	$142	$1,991,951

December 31, 2011	Palmarejo	San Bartolomé	Kensington	Rochester	Martha	Endeavor	Joaquin	Other	Total
Mining properties	$134,296	$68,684	$321,456	$112,826	$12,643	$—	$—	$—	$649,905
Accumulated depletion	(53,060)	(14,989)	(27,160)	(97,834)	(10,373)	—	—	—	(203,416)

	81,236	53,695	294,296	14,992	2,270	—	—	—	446,489
Mineral interests	1,658,389	26,642	—	—	—	44,033	—	—	1,729,064
Accumulated depletion	(158,627)	(6,007)	—	—	—	(10,034)	—	—	(174,668)

	1,499,762	20,635	—	—	—	33,999	—	—	1,554,396
Non-producing and development properties	—	—	—	—	—	—	—	142	142

Total mining properties	$1,580,998	$74,330	$294,296	$14,992	$2,270	$33,999	$—	$142	$2,001,027

Operational Mining Properties

Palmarejo Mine: Palmarejo is located in the State of Chihuahua in northern Mexico, and its principal silver and gold properties are collectively referred to as the “Palmarejo mine.” The Palmarejo mine commenced production in April 2009.

San Bartolomé Mine: The San Bartolomé mine is a silver mine located near the city of Potosi, Bolivia. The mineral rights for the San Bartolomé project are held through long-term joint venture/lease agreements with several local independent mining co-operatives and the Bolivian state owned mining organization, (“COMIBOL”). The Company commenced commercial production at San Bartolomé in June 2008.

Kensington Mine: The Kensington mine is an underground gold mine and consists of the Kensington and adjacent Jualin properties located on the east side of the Lynn Canal about 45 miles north-northwest of Juneau, Alaska. The Company commenced commercial production in July of 2010.

Rochester Mine: The Company has conducted operations at the Rochester mine, located in Western Nevada, since September 1986. The mine utilizes the heap-leaching process to extract both silver and gold from ore mined using open pit methods. Rochester’s primary product is silver with gold produced as a by-product.

Martha Mine: The Martha mine is an underground silver mine located in Argentina. Coeur acquired a 100% interest in the Martha mine in April 2002. Due to high operating costs and a short remaining expected mine life, the Company evaluated strategic and operational alternatives for the Martha mine and recorded an impairment charge of $5.8 million in the year ended December 31, 2012. The Martha mine ceased active mining operations in September 2012.

Mineral Interests

Endeavor Mine: In May 2005, CDE Australia Pty Ltd, (“CDE Australia”), a wholly-owned subsidiary of Coeur acquired the silver production and reserves, up to a maximum 17.7 million payable ounces, contained at the Endeavor mine in Australia, which is owned and operated by Cobar Operations Pty. Limited (“Cobar”), a wholly-owned subsidiary of CBH Resources Ltd. (“CBH”). In March 2006, CDE Australia entered into an amended agreement under which it owns all silver production and reserves up to a total of 20.0 million payable ounces.

CDE Australia began realizing reductions in revenues in the fourth quarter of 2008 as a result of a silver price sharing provision that was part of the purchase agreement. CDE Australia has received approximately 4.2 million payable ounces to-date and the current ore reserve contains approximately 4.5 million payable ounces based on current metallurgical recovery and current smelter contract terms.

Non-Producing and Development Properties

Joaquin Project – Argentina: The Joaquin project is located in the Santa Cruz province of southern Argentina. The Company commenced exploration of this large property located north of the Company’s Martha silver mine in November 2007. Since that time, the Company has defined silver and gold mineralization in two deposits at Joaquin, La Negra and La Morocha, collectively referred to as the “Joaquin Project,” and has recently commenced work on detailed drilling and other technical, economic and environmental programs. Please see Note 8 – Acquisition of Joaquin Mineral Interests in the notes to the consolidated financial statements for more information.

DEBT AND CAPITAL LEASE OBLIGATIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
DEBT AND CAPITAL LEASE OBLIGATIONS

NOTE 11 – DEBT AND CAPITAL LEASE OBLIGATIONS

The current and non-current portions of long-term debt and capital lease obligations as of June 30, 2013 and December 31, 2012 are as follows (in thousands):

	June 30, 2013		December 31, 2012
	Current	Non-Current	Current	Non-Current
3.25% Convertible Senior Notes due 2028	$—	$5,334	$48,081	$—
7.875% Senior Notes due 2021	—	300,000	—	—
Capital lease obligations	5,485	1,244	7,902	3,460

	$5,485	$306,578	$55,983	$3,460

3.25% Convertible Senior Notes due 2028

Per the indenture governing the 3.25% Convertible Senior Notes due 2028 (the “Convertible Notes”), the Company announced on February 13, 2013 that it was offering to repurchase all of its outstanding 3.25% Convertible Senior Notes due 2028. As of February 12, 2013, there was $48.7 million aggregate principal amount of Convertible Notes outstanding. The Company repurchased $43.3 million in aggregate principal amount, leaving a balance of $5.3 million at June 30, 2013.

7.875% Senior Notes due 2021

On January 29, 2013, the Company completed an offering of $300 million in aggregate principal amount of 7.875% Senior Notes due 2021 (the “Notes”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). As of June 30, 2013, the outstanding balance of Notes was $300 million.

Revolving Credit Facility

On August 1, 2012, Coeur Alaska, Inc. and Coeur Rochester, Inc. (the “Borrowers”), each a wholly-owned subsidiary of the Company, entered into a new Credit Agreement (the “Credit Agreement”) by and among the Company, the Borrowers, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent. The Credit Agreement provides for a senior secured revolving credit facility (the “Revolving Credit Facility”) in an aggregate principal amount of up to $100.0 million, which principal amount may be increased, subject to receiving additional commitments therefor, by up to $50.0 million. There is a commitment fee of 0.10% on the unused portion of the line. The unused line fee for the three and six months ended June 30, 2013 was $ 0.1 and $0.3 million, respectively and was charged to interest expense.

As of June 30, 2013, no amounts were outstanding under the Revolving Credit Facility.

Palmarejo Gold Production Royalty Obligation

The Company recognized accretion expense on the Palmarejo gold production royalty obligation for the three months ended June 30, 2013 and 2012 of $4.1 million and $5.6 million, respectively. As of June 30, 2013 and December 31, 2012, the remaining minimum obligation under the royalty agreement was $56.5 million and $61.9 million, of which $23.9 million and $24.0 million were current, respectively.

Interest Expense

The Company expenses interest incurred on its various debt instruments as a cost of operating its properties. For the three and six months ended June 30, 2013, the Company expensed interest of $10.9 million and $20.7 million, respectively. For the three and six months ended June 30, 2012, the Company expensed interest of $7.6 and $14.2 million, respectively.

Interest expense is made up of the following (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
3.25% Convertible Senior Notes due 2028	$43	$395	$380	$791
7.875% Senior Notes due 2021	5,906	—	10,041	—
Revolving Credit Facility	133	—	258	—
Kensington Term Facility (terminated in 2012)	—	906	—	1,880
Capital lease obligations	98	265	266	608
Other debt obligations	72	162	268	230
Accretion of Palmarejo gold production royalty obligation	4,107	5,559	8,170	10,663
Amortization of debt issuance costs	539	251	1,064	508
Accretion of debt discount	—	629	576	1,241
Capitalized interest	32	(610)	(361)	(1,694)

Total interest expense, net of capitalized interest	$10,930	$7,557	$20,662	$14,227

NOTE 14 – DEBT, CAPITAL LEASES AND ROYALTY OBLIGATION

The current and non-current portions of long-term debt and capital lease obligations as of December 31, 2012 and December 31, 2011 are as follows (in thousands):

	December 31, 2012		December 31, 2011
	Current	Non-Current	Current	Non-Current
3.25% Convertible Senior Notes due March 2028	$48,081	$—	$—	$45,545
Kensington Term Facility	—	—	15,398	60,425
Capital lease obligations	7,902	3,460	17,119	9,891
Other	—	—	85	—

	$55,983	$3,460	$32,602	$115,861

3.25% Convertible Senior Notes

As of December 31, 2012, the outstanding balance of the 3.25% Convertible Senior Notes due 2028 was $48.7 million, or $48.1 million net of debt discount. The notes are classified as current liabilities as of December 31, 2012 as a result of the holders’ option to require the Company to repurchase the notes on March 15, 2013.

The fair value of the notes outstanding, as determined by market transactions at December 31, 2012 and December 31, 2011 was $48.2 million and $49.2 million, respectively. The carrying value of the equity component at December 31, 2012 and December 31, 2011 was $10.9 million.

For the years ended December 31, 2012 and 2011, interest expense recognized was $1.6 million and $1.6 million, respectively. For the years ended December 31, 2012 and 2011 accretion of the debt discount was $2.5 million and $2.3 million, respectively. The debt discount remaining at December 31, 2012 was $0.6 million, which will be amortized through March 15, 2013. The effective interest rate on the notes was 8.9%.

Revolving Credit Facility

On August 1, 2012, Coeur Alaska, Inc. and Coeur Rochester, Inc. (the “Borrowers”), each a wholly-owned subsidiary of the Company, entered into a new Credit Agreement (the “Credit Agreement”) by and among the Company, the Borrowers, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent. The Credit Agreement provides for a senior secured revolving credit facility (the “Revolving Credit Facility”) in an aggregate principal amount of up to $100.0 million, which principal amount may be increased, subject to receiving additional commitments therefor, by up to $50.0 million. The unused line fee for the year ended December 31, 2012 was $ 0.2 million and was charged to interest expense.

The term of the Revolving Credit Facility is four years. Amounts may be borrowed under the Revolving Credit Facility to finance working capital and general corporate purposes of the Company and its subsidiaries, including the payment of fees and expenses incurred in connection with the Revolving Credit Facility. The obligations under the Revolving Credit Facility are secured by substantially all of the assets of the Company and its domestic subsidiaries, including the land, mineral rights and infrastructure at the Kensington and Rochester mines, as well as a pledge of the shares of certain of the Company’s subsidiaries. In addition, in connection with the Revolving Credit Facility, Coeur Alaska, Inc. retained its existing hedge positions established under the Kensington Term Facility described below, with Wells Fargo Bank, N.A. as hedge provider.

Borrowings under the Revolving Credit Facility bear interest at a rate selected by the Borrowers equal to either LIBOR plus a margin of 2.25% – 3.25% or an alternate base rate plus a margin of 1.25% – 2.25%, with the margin determined by reference to the Company’s ratio of consolidated debt to adjusted EBITDA.

Voluntary prepayments of the loans and voluntary reductions of the unutilized portion of the commitments under the Revolving Credit Facility are permitted without prepayment premium or penalty, subject to payment of customary LIBOR breakage costs. Amounts so repaid may be re-borrowed subject to customary requirements.

The Revolving Credit Facility contains representations and warranties, events of default and affirmative and negative covenants that are usual and customary, including covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur additional debt, incur or permit liens on assets, make investments and acquisitions, consolidate or merge with any other company, engage in asset sales and make dividends and distributions. The Revolving Credit Facility also contains financial covenants that require (i) the ratio of consolidated debt to adjusted EBITDA to be not greater than 3.25 to 1.00 (subject to a step-down to 3.00 to 1.00 after two years), (ii) the ratio of adjusted EBITDA to interest expense to be not less than 3.00 to 1.00 and (iii) the tangible net worth to be not less than 90% of the tangible net worth as of March 31, 2012 plus 25% of the net income for each fiscal quarter ending after March 31, 2012 to the date of measurement.

As of December 31, 2012, no amounts were outstanding under the Revolving Credit Facility.

Lines of Credit

At December 31, 2012, Empresa Minera Manquiri had two outstanding lines of credit supporting value added tax recoveries in Bolivia. The lines are held with Banco Bisa, $5.0 million bearing interest at 2.75% per annum, and Banco de Credito, $2.5 million bearing interest at 2.5% per annum. There were no balances outstanding on either line at December 31, 2012.

Kensington Term Facility

On August 16, 2012, Coeur Alaska prepaid all obligations and indebtedness outstanding under the Coeur Alaska, Inc. Term Facility Agreement, as amended and restated on December 20, 2010, with Credit Suisse AG (the “Kensington Term Facility”), which totaled approximately $68.6 million and resulted in a $1.0 million loss on the debt extinguishment in 2012. Upon payment in full, the Kensington Term Facility was terminated and all of the liens granted under the Kensington Term Facility were released.

As a condition to the Kensington Term Facility with Credit Suisse, the Company agreed to enter into a gold hedging program which protects a minimum of 243,750 ounces of gold production over the life of the term facility against the risk associated with fluctuations in the market price of gold. This program consists of a series of zero cost collars which consist of a floor price and a ceiling price of gold. Coeur Alaska has transferred these hedge positions to Wells Fargo Bank, N.A., as hedge provider. Call options protecting 97,000 ounces of gold were outstanding at December 31, 2012. The weighted average strike price of the call options was $1,967.89. Put options protecting 122,000 ounces of gold were outstanding at December 31, 2012. The weighted average strike price of the put options was $967.86. Call options protecting 136,000 ounces of gold were outstanding at December 31, 2011. The weighted average strike price of the call options was $1,919.83. Put options protecting 190,000 ounces of gold were outstanding at December 31, 2011. The weighted average strike price of the put options was $951.93.

Capital Lease Obligations

As of December 31, 2012 and December 31, 2011, the Company had outstanding balances on capital leases of $11.4 million and $27.0 million, respectively.

Palmarejo Gold Production Royalty Obligation

On January 21, 2009, Coeur Mexicana entered into a gold production royalty transaction with Franco-Nevada Corporation under which Franco-Nevada purchased a royalty covering 50% of the life of mine gold to be produced from its Palmarejo silver and gold mine in Mexico. Coeur Mexicana received $75.0 million in cash plus a warrant to acquire Franco-Nevada Common Shares (the “Franco-Nevada warrant”), which was valued at $3.0 million at closing of the Franco-Nevada transaction. In September, 2010, the warrant was exercised and the related shares were sold for $10.0 million.

The royalty agreement provides for a minimum obligation to be paid monthly on a total of 400,000 ounces of gold, or 4,167 ounces per month over an initial eight year period. Each monthly payment is an amount equal to the greater of 4,167 ounces of gold or 50% of actual gold production multiplied by the excess of the monthly average market price of gold above $400 per ounce (which $400 floor is subject to a 1% annual inflation compounding adjustment beginning on January 21, 2013). As of December 31, 2012, payments had been made on a total of 202,648 ounces of gold with further payments to be made on an additional 197,352 ounces of gold. After payments have been made on a total of 400,000 ounces of gold, the royalty obligation is payable in the amount of 50% of actual gold production per month multiplied by the excess of the monthly average market price of gold above $400 per ounce, adjusted as described above. Payments under the royalty agreement are to be made in cash or gold bullion. During the years ended December 31, 2012 and 2011, the Company paid $74.7 million and 73.2 million, respectively, in royalty payments to Franco-Nevada Corporation. Payments made during the minimum obligation period will result in a reduction to the remaining minimum obligation. Payments made beyond the minimum obligation period will be recognized as other cash operating expenses and result in an increase to Coeur Mexicana’s reported cash cost per ounce.

The Company used an implicit interest rate of 30.0% to discount the original obligation, based on the fair value of the consideration received projected over the expected future cash flows at inception of the obligation. The discounted obligation is accreted to its expected future value over the expected minimum payment period based on the implicit interest rate. The Company recognized accretion expense on the Palmarejo gold production royalty obligation for the years ended December 31, 2012, 2011, and 2010 of $19.1 million, $22.2 million, and $20.5 million, respectively. As of December 31, 2012 and December 31, 2011, the remaining minimum obligation under the royalty agreement was $61.9 million and $72.1 million, respectively.

The price volatility associated with the minimum royalty obligation is considered an embedded derivative under U.S. GAAP. Fluctuations in the market price of gold since inception of the agreement have resulted in the recognition of additional fair value adjustments and resulted in higher payments to date. Please see Note 19 – Derivative Financial Instruments, Palmarejo Gold Production Royalty, for further discussion of the embedded derivative feature of the royalty agreement.

Interest Expense

The Company expenses interest incurred on its various debt instruments as a cost of operating its properties. For the years ended December 31, 2012, 2011, and 2010 the Company expensed interest of $26.2 million, $34.8 million, and $30.9 million, respectively.

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
3.25% Convertible Senior Notes due March 2028	$1,581	$1,581	$2,394
1.25% Convertible Senior Notes due January 2024 (terminated in 2011)	—	1	28
Senior Term Notes (terminated in 2011)	—	1,381	5,074
Kensington Term Facility (terminated in 2012)	2,339	4,383	2,017
Gold Lease Facility (terminated in 2011)	—	—	677
Capital lease obligations	997	1,620	2,122
Other debt obligations	1,094	1,379	1,423
Accretion of Franco Nevada royalty obligation	19,139	22,230	20,502
Amortization of debt issuance costs	1,146	2,050	4,047
Accretion of debt discount	2,536	2,324	2,543
Capitalized interest	(2,663)	(2,175)	(9,885)

Total interest expense, net of capitalized interest	$26,169	$34,774	$30,942

Capitalized Interest

The Company capitalizes interest incurred on its various debt instruments as a cost of properties under development. For the years ended December 31, 2012, 2011, and 2010 the Company capitalized interest of $2.7 million, $2.2 million, and $9.9 million, respectively.

Minimum Debt Repayments

The following is the Company’s scheduled minimum debt repayments at December 31, 2012:

December 31,	Minimum Debt Repayments (1)
2013	$117,856
2014	64,278
2015	64,888
2016	56,602
2017	—
Thereafter	—

Minimum Debt Repayments	303,624
Debt discount	(48,560)
Present value of net scheduled capital lease payments (See Note 14)	11,362

$266,426

(1)	Includes minimum gold production royalty obligation payments due to Franco-Nevada Corporation for royalty covering 50% of the life of mine gold to be produced from the Palmarejo silver and gold mine in Mexico.

RECLAMATION AND MINE CLOSURE	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Asset Retirement Obligation Disclosure [Abstract]
RECLAMATION AND MINE CLOSURE

NOTE 12 – RECLAMATION AND MINE CLOSURE

Reclamation and mine closure costs are based principally on legal and regulatory requirements. Management estimates costs associated with reclamation of mining properties as well as remediation costs for inactive properties. The Company uses assumptions about future costs, mineral prices, mineral processing recovery rates, production levels, capital costs and reclamation costs. Such assumptions are based on the Company’s current mining plan and the best available information for making such estimates. The sum of the expected costs by year is discounted, using the Company’s credit adjusted risk free interest rate. On an ongoing basis, management evaluates its estimates and assumptions; however, actual amounts could differ from those based on such estimates and assumptions.

Changes to the Company’s asset retirement obligations for active mining sites are as follows (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Asset retirement obligation – Beginning	$35,197	$33,434	$34,457	$32,714
Accretion	758	742	1,500	1,466
Addition and changes in estimates	—	335	—	335
Settlements	(377)	(1)	(379)	(5)

Asset retirement obligation	$35,578	$34,510	$35,578	$34,510

In addition, the Company has accrued $0.6 million and $0.9 million as of June 30, 2013 and December 31, 2012, respectively, for reclamation liabilities related to former mining activities. These amounts are also included in reclamation and mine closure liabilities.

NOTE 15 – RECLAMATION AND MINE CLOSURE

Reclamation and mine closure costs are based principally on legal and regulatory requirements. Management estimates costs associated with reclamation of mining properties as well as remediation costs for inactive properties. The Company uses assumptions about future costs, mineral prices, mineral processing recovery rates, production levels, capital costs and reclamation costs. Such assumptions are based on the Company’s current mining plan and the best available information for making such estimates. The sum of the expected costs by year is discounted, using the Company’s credit adjusted risk free interest rate. On an ongoing basis, management evaluates its estimates and assumptions; however, actual amounts could differ from those based on such estimates and assumptions.

The asset retirement obligation is measured using the following factors: 1) Expected labor costs, 2) Allocated overhead and equipment charges, 3) Contractor markup, 4) Inflation adjustment, and 5) Market risk premium. The sum of the expected costs by year is discounted, using the Company’s credit adjusted risk-free interest rate from the time it expects to pay the retirement obligation to the time it incurs the obligation.

Upon initial recognition of a liability for an asset retirement obligation, the Company capitalizes the asset retirement cost as an increase in the carrying amount of the related long-lived asset. The Company depletes this amount using the units-of-production method. The Company is not required to re-measure the obligation at fair value each period, but the Company is required to evaluate the cash flow estimates at the end of each reporting period to determine whether the estimates continue to be appropriate. Upward revisions in the amount of undiscounted cash flows are discounted using a current credit-adjusted risk-free rate. Downward revisions are discounted using the credit-adjusted risk-free rate that existed when the original liability was recorded, or, if not readily determinable, at the weighted average discount rate used to record the liability.

Changes to the Company’s asset retirement obligations are as follows (in thousands):

	Years ended December 31,
	2012	2011
Asset retirement obligation – Beginning	$32,714	$27,302
Accretion	2,911	2,648
Addition and changes in estimates	(1,073)	2,822
Settlements	(95)	(58)

Asset retirement obligation – December 31	$34,457	$32,714

In addition, the Company has accrued $0.9 million and $1.8 million as of December 31, 2012 and December 31, 2011, respectively, for reclamation liabilities related to former mining activities. These amounts are also included in reclamation and mine closure liabilities.

INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 13 – INCOME TAXES

The following table summarizes the components of the Company’s income tax provision for the three and six months ended June 30, 2013 and 2012 (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
United States	$(790)	$(388)	$(3,277)	$(3,525)
Mexico	(15,798)	(12,052)	(19,471)	(15,750)
Bolivia	(4,556)	(10,889)	(8,884)	(18,578)
Other jurisdictions	(1,990)	(533)	(2,022)	(1,445)

Income tax provision from continuing operations	$(23,134)	$(23,862)	$(33,654)	$(39,298)

The income tax provision for the three and six months ended June 30, 2013 varies from the statutory rate primarily because of differences in tax rates for the Company’s foreign operations and changes in valuation allowances for net deferred tax assets, permanent differences and foreign exchange rate differences.

The Company has U.S. net operating loss carryforwards which expire in 2017 through 2031. Net operating losses in foreign countries have an indefinite carryforward period, except in Mexico where net operating loss carryforwards are limited to ten years.

NOTE 16 – INCOME TAXES

The components of income (loss) from continuing operations before income taxes were as follows:

	Years Ended December 31,
	2012	2011	2010
United States	$(5,638)	$(38,781)	$(37,710)
Foreign	122,927	246,617	(54,955)

Total	$117,289	$207,836	$(92,665)

For the years ended December 31, 2012, 2011, and 2010 the Company reported an income tax (provision) benefit of $(68.6) million, $(114.3) million, and an income tax benefit of $9.5 million, respectively.

The following table summarizes the components of the Company’s income tax provision from continuing operations for the three years ended December 31, 2012, 2011, and 2010 (in thousands):

The components of the consolidated income tax benefit (expense) from continuing operations were as follows:

	Years Ended December 31,
	2012	2011	2010
Current:
United States – Alternative minimum tax	$(257)	$2,015	$(482)
United States – Foreign withholding tax	(736)	(842)	(1,009)
Argentina	976	(1,219)	(7,094)
Australia	(1,760)	(1,755)	(251)
Mexico	(7,814)	(1,084)	(316)
Bolivia	(43,546)	(59,660)	(20,268)
Deferred:
Australia	(223)	(661)	(541)
Bolivia	(1,087)	(207)	(1,388)
Mexico	(10,579)	(28,022)	24,371
United States	(3,586)	(22,902)	16,459

Income tax benefit (expense)	$(68,612)	$(114,337)	$9,481

A reconciliation of the Company’s effective tax rate with the federal statutory tax rate for the periods indicated is as follows:

	Years Ended December 31
	2012	2011	2010
Tax benefit (expense) from continuing operations	$(41,051)	$(72,743)	$32,433
State tax provision from continuing operations	(956)	(10,600)	4,726
Percentage depletion and related deductions	7,461	—	3,093
Change in valuation allowance	(12,651)	(6,032)	2,734
Non-deductible imputed interest	(525)	(808)	(1,718)
Uncertain tax positions	(9,849)	(1,279)	(299)
U.S. and foreign non-deductible expenses	(4,206)	(10,648)	(9,052)
Foreign exchange rates	(10,416)	(4,440)	(7,066)
Foreign inflation and indexing	712	(3,829)	(3,352)
Foreign tax rate differences	3,967	22,795	(9,861)
Foreign withholding and other foreign taxes	(5,861)	(23,246)	(2,986)
Foreign tax credits and other, net	4,763	(3,507)	829

	$(68,612)	$(114,337)	$9,481

As of December 31, 2012 and 2011, the significant components of the Company’s deferred tax assets and liabilities were as follows:

	Years Ended December 31
	2012	2011
Deferred tax liabilities:
Mineral properties	$461,742	$453,818
Foreign subsidiaries – unremitted earnings	247,000	235,116
Property, plant and equipment, net	60,266	68,013

	$769,008	$756,947

Deferred tax assets:
Net operating loss carryforwards	99,323	128,073
Foreign subsidiaries – future tax credits	145,395	133,160
Royalty and other long-term debt	42,221	48,254
Capital loss carryforwards	35,315	35,562
Asset retirement obligation	8,623	9,638
Unrealized foreign currency loss and other	1,590	3,974
Accrued expenses	20,692	23,247
Tax credit carryforwards	22,811	11,987
Inventory	1,418	6,069

	377,388	399,964
Valuation allowance	(182,576)	(168,511)

	194,812	231,453

Net deferred tax liabilities	$(574,196)	$(525,494)

The Company has evaluated the amount of taxable income and periods over which it must be earned to allow for realization of the deferred tax assets. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this decision. Based upon this analysis, the Company has recorded valuation allowances as follows:

	Years Ended December 31
	2012	2011
U.S.	$132,790	$123,539
Argentina	18,442	10,739
Canada	2,227	5,390
New Zealand	27,125	27,026
Other	1,992	1,817

	$182,576	$168,511

The Company continues to monitor the valuation allowance quarterly, and will make the appropriate adjustments as necessary should circumstances change.

U.S. GAAP provides the criteria that an individual tax position must satisfy for some or all of the benefits of that position to be recognized in a Company’s financial statements. U.S. GAAP prescribes a recognition threshold of more likely than not for all tax positions taken or expected to be taken on a return.

A reconciliation of the beginning and ending amount related to unrecognized tax benefits is as follows (in thousands):

Unrecognized tax benefits at January 1, 2011	$1,076
Gross increase to current period tax positions	904
Gross decrease to prior period tax positions	—

Unrecognized tax benefits at December 31, 2011	$1,980

Gross increase to current period tax positions	9,227
Gross decrease to prior period tax positions	(696)

Unrecognized tax benefits at December 31, 2012	$10,511

During 2012, an audit of San Bartolome’s 2009 Bolivian income tax return resulted in the recognition of an additional $1.4 million of income tax expense, including interest and penalties. Multiple tax positions were challenged during the audit and the Company has assessed these positions as they relate to the remaining open tax periods of Bolivia. As such, the Company has recognized an additional $11.8 million of tax expense, including interest and penalties, related to these unrecognized tax benefits.

The Company has decided to classify interest and penalties associated with these uncertain tax positions as a component of income tax expense and has recognized additional interest and penalties of $2.5 million, $0.4 million, and $0.04 million during 2012, 2011, and 2010, respectively.

The Company files income tax returns in various U.S. federal and state jurisdictions, in all identified foreign jurisdictions and various others. To the extent there are loss carryovers in any such jurisdictions, the statute of limitations generally remains open.

The Company has previously determined the earnings from certain foreign subsidiaries were not indefinitely reinvested. Accordingly, the Company has recognized deferred taxes and withholding taxes related to those jurisdictions. In 2012, the Company retained its position established in 2008 when it was determined that it was reasonable, appropriate and prudent that a portion of the anticipated future cash flows from Mexico would be indefinitely reinvested to fund ongoing capital improvements and additional exploration activities within and around the Palmarejo operating site. Accordingly, U.S. and non-U.S. income and withholding taxes for which deferred taxes might otherwise be required, have not been provided on a cumulative amount of temporary differences (including, for this purpose, any difference between the tax basis in the stock of a consolidated subsidiary and the amount of the subsidiary’s net equity determined for financial reporting purposes) related to investments in foreign subsidiaries of approximately $170.0 million for the years ended December 31, 2012 and 2011. The additional U.S. and non-U.S. income and withholding tax that would arise on the reversal of the temporary differences could be offset in part by tax credits. Because the determination of the amount of available tax credits and the limitations imposed on the annual utilization of such credits are subject to a highly complex series of calculations and expense allocations, it is impractical to estimate the amount of net income and withholding tax that might be payable if a reversal of temporary differences occurred.

During 2007, the Company incurred an ownership change which generally limits the availability of existing tax attributes, including net operating loss carryforwards to reduce future taxable income. The Company has the following tax attribute carryforwards as of December 31, 2012, by jurisdiction:

	U.S.	Argentina	Canada	Mexico	New Zealand	Other	Total
Regular net operating losses	133,640	18,598	4,243	31,305	96,875	6,640	291,301
Alternative minimum tax net operating losses	7,409	—	—	—	—	—	7,409
Capital losses	89,632	—	3,755	—	—	—	93,387
Alternative minimum tax credits	3,131	—	—	—	—	—	3,131
Foreign tax credits	19,680	—	—	—	—	—	19,680

The U.S. net operating losses expire from 2017 through 2031 and the Canada net operating losses expire from 2028 through 2030. The Mexico net operating losses expire from 2018 to 2019, while the remaining net operating losses from the foreign jurisdictions have an indefinite carryforward period. The U.S. capital losses expire in 2015 while the Canada capital losses generally have an indefinite carryforward period. Alternative minimum tax credits do not expire and foreign tax credits expire if unused by 2019.

SHARE-BASED COMPENSATION PLANS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
SHARE-BASED COMPENSATION PLANS

NOTE 14 – SHARE-BASED COMPENSATION PLANS

Compensation expense recognized in the Company’s consolidated financial statements for the three months ended June 30, 2013 and 2012 for share based compensation awards was $1.5 million and $1.0 million, respectively. Compensation expense recognized for the six months ended June 30, 2013 and 2012 for share based compensation awards was $2.1 million and $2.7 million, respectively. Stock appreciation rights (SARs) outstanding under the plan are liability-based awards and are required to be re-measured at the end of each reporting period with corresponding adjustments to previously recognized and future stock-based compensation expense. At June 30, 2013, there was $10.3 million of total unrecognized compensation cost (net of estimated forfeitures) to be recognized over a weighted-average period of 1.8 years.

The following table summarizes the new grants issued during the six months ended June 30, 2013:

Grant date	Restricted stock	Grant date fair value of restricted stock	Stock options	Grant date fair value of stock options	Performance shares	Grant date fair value of performance shares
January 2, 2013	1,805	$25.20	—	$—	—	$—
January 22, 2013	47,994	$23.90	77,715	$14.77	95,991	$27.41
February 4, 2013	18,668	$22.63	17,692	$14.00	21,828	$25.96
April 1, 2013	157,142	$18.51	73,290	$11.39	28,662	$21.23
May 21, 2013	111,193	$13.66	—	$—	—	$—

The following options and stock appreciation rights were exercised during the six months ended June 30, 2013:

Award Type	Number of Units	Weighted Average Exercise Price
Options	926	$20.80
Stock Appreciation Rights	3,846	$15.40

The following shows the weighted average fair value of SARs outstanding at June 30, 2013:

SARs
Weighted average fair value	$4.05

The following table shows the options and SARs exercisable at June 30, 2013:

Options Exercisable	Weighted Average Exercise Price	SARs Exercisable	Weighted Average Exercise Price
256,336	$32.92	65,019	$14.21

NOTE 17 – SHARE-BASED COMPENSATION PLANS

The Company has an annual incentive plan and a long-term incentive plan. The Company’s shareholders approved the Amended and Restated 2003 Long-Term Incentive Plan of Coeur d’Alene Mines Corporation at the 2010 annual shareholders meeting. The compensation expense recognized in the Company’s consolidated financial statements for the years ended December 31, 2012, 2011, and 2010 under these plans was $12.1 million, $11.9 million, and $10.6 million, respectively.

Stock options and Stock Appreciation Rights (SARs) granted under the Company’s incentive plans vest over three years and are exercisable over a period not to exceed ten years from the grant date. The exercise price of the stock options and SARs is equal to the greater of the par value of the shares or the fair market value of the shares on the date of the grant. The value of each stock option award and SAR is estimated on the date of grant using the Black-Scholes option pricing model. Stock options are accounted for as equity-based awards and SARs are accounted for as liability-based awards. The value of the SARs is remeasured at each reporting date. SARs, when vested, provide the participant the right to receive cash equal to the excess of the market price of the shares over the exercise price when exercised. Cash used to settle stock options and SARs for the years ended December 31, 2012, 2011 and 2010 was $0.4 million, $1.9 million and $0.1 million, respectively.

Restricted stock and restricted stock units granted under the Company’s incentive plans are accounted for based on the market value of the underlying shares on the date of grant and vest in equal installments annually over three years. Restricted stock awards are accounted for as equity-based awards and restricted stock unit awards are accounted for as liability-based awards. Restricted stock units are remeasured at each reporting date. Restricted stock units are settled in cash based on the number of vested restricted stock units multiplied by the current market price of the common shares when vested. Holders of the restricted stock are entitled to vote the shares and to receive any dividends declared on the shares. Cash used to settle restricted stock units for the years ended December 31, 2012, 2011, and 2010 was $0.9 million, $2.2 million, and $0.3 million, respectively.

Performance shares and performance units granted under the Company’s incentive plans are accounted for at fair value. Performance share awards are accounted for as equity-based awards and performance units are accounted for as liability-based awards. Performance shares and performance units are valued using a Monte Carlo simulation valuation model on the date of grant. The value of the performance units is remeasured each reporting date. Vesting is contingent on meeting certain market conditions based on relative total shareholder return. The performance shares and units vest at the end of the three-year service period if the market conditions are met and the employee remains an employee of the Company. The existence of a market condition requires recognition of compensation cost for the performance share awards over the requisite period regardless of whether the market condition is ever satisfied. Performance units are cash-based awards and are settled in cash based on the current market price of the common shares when vested. Cash used to settle performance units for the years ended December 31, 2012, 2011, and 2010 was $2.1 million, $1.4 million, and nil respectively.

The compensation expense recognized in the Company’s consolidated financial statements for the year ended December 31, 2012, 2011 and 2010 for stock based compensation awards was $7.5 million, $8.1 million and $7.2 million, respectively. The SAR’s, restricted stock units and performance units are liability-based awards and are required to be remeasured at the end of each reporting period with corresponding adjustments to previously recognized and future stock-based compensation expense. As of December 31, 2012, there was $4.9 million of total unrecognized compensation cost (net of estimated forfeitures) related to unvested stock options, SARs, restricted stock, restricted stock units, performance shares and performance units which is expected to be recognized over a weighted-average remaining vesting period of 1.6 years.

The following table sets forth the weighted average fair value of stock options on the date of grant and the weighted average fair value of the SARs at December 31, 2012. The assumptions used to estimate the fair value of the stock options and SARs using the Black-Scholes option valuation model are as follows:

	Date of Grant		As of December 31, 2012
	Stock Options 2012	Stock Options 2011	SARs 2010
Weighted average fair value of stock options granted and SARs outstanding	$15.77	$17.85	$13.73
Expected volatility	70.56%	72.56%	51.57%
Expected life	5.5 years	6 years	2.7 years
Risk-free interest rate	0.89%	2.30%	0.34%
Expected dividend yield	—	—	—

The expected volatility is determined using historical volatilities based on historical stock prices. The Company estimated the expected life of the options and SARs granted using the midpoint between the vesting date and the original contractual term. The risk free rate was determined using the yield available on U.S. Treasury zero-coupon issues with a remaining term equal to the expected life of the option or SAR. The Company has not paid dividends on its common stock since 1996.

The following table summarizes stock option and SARs activity for the years ended December 31, 2012, 2011 and 2010:

	Stock Options		SARs
	Shares	Weighted Average Exercise	Shares	Weighted Average Exercise
Stock options outstanding at December 31, 2009	392,678	$23.48	112,471	$10.00
Granted	4,089	15.30	151,287	15.40
Exercised	(29,104)	9.81	(16,639)	10.00
Canceled/Forfeited	(36,823)	23.31	(16,556)	11.17

Stock options outstanding at December 31, 2010	330,840	24.60	230,563	13.46
Granted	139,916	27.39	—	—
Exercised	(129,785)	11.41	(119,801)	13.10
Canceled/forfeited	(19,364)	40.16	(3,123)	14.46

Stock options outstanding at December 31, 2011	321,607	30.20	107,639	13.83
Granted	151,102	26.97	—	—
Exercised	(40,173)	11.84	(34,385)	12.73
Canceled/forfeited/expired	(62,536)	29.22	(4,389)	15.40

Stock options outstanding at December 31, 2012	370,000	$31.04	68,865	$14.27

Options to purchase 218,369 shares were exercisable at December 31, 2012 at a weighted average exercise price of $34.00.

	Options Outstanding			Options Exercisable
Range of Exercise Price	Number Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Number Exercisable	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
$0.00-$10.00	27,853	$10.00	6.09	27,853	$10.00	6.09
$10.00-$20.00	15,892	$18.06	8.89	2,726	$15.30	7.59
$20.00-$30.00	227,154	$27.28	6.60	90,397	$27.00	3.31
$30.00-$40.00	49,673	$39.12	2.39	47,965	$39.28	2.18
$40.00-$50.00	20,464	$48.50	2.91	20,464	$48.50	2.91
$50.00-$60.00	12,937	$51.40	2.23	12,937	$51.40	2.23
$60.00-$70.00	3,219	$66.60	1.02	3,219	$66.60	1.02
$70.00-$80.00	12,808	$70.90	1.14	12,808	$70.90	1.14

As of December 31, 2012, there was $0.8 million of unrecognized compensation cost related to non-vested stock options and SARs to be recognized over a weighted average period of 1.4 years.

The following table summarizes restricted stock and restricted stock units activity for the years ended December 31, 2012, 2011 and 2010:

	Restricted Stock		Restricted Stock Units
	Number of Shares	Weighted Average Grant Date Fair Value	Number of Units	Weighted Average Fair Value
Outstanding at December 31, 2009	134,389	$15.95	67,485	$18.06
Granted	2,363	15.30	91,378	15.40
Vested	(57,926)	21.90	(22,500)	15.24
Cancelled/Forfeited	(14,203)	12.43	(9,947)	15.76

Outstanding at December 31, 2010	64,623	11.37	126,416	27.32
Granted	205,463	27.37	—	—
Vested	(85,323)	19.36	(79,014)	27.87
Cancelled/Forfeited	(11,254)	26.89	(1,884)	25.03

Outstanding at December 31, 2011	173,509	25.38	45,518	24.14
Granted	230,096	26.40	—	—
Vested	(95,336)	23.15	(31,456)	25.92
Cancelled/Forfeited	(68,571)	27.43	(2,651)	24.60

Outstanding at December 31, 2012	239,698	$26.65	11,411	$24.60

As of December 31, 2012, there was $2.1 million of total unrecognized compensation cost related to restricted stock and restricted stock unit awards to be recognized over a weighted-average period of 1.4 years.

The following table summarizes performance shares and performance units’ activity for the years-ended December 31, 2012, 2011, and 2010:

	Performance Shares		Performance Units
	Number of Shares	Weighted Average Grant Date Fair Value	Number of Units	Weighted Average Fair Value
Outstanding at December 31, 2009	136,298	$16.59	67,485	$27.53
Granted	2,363	18.65	91,378	19.94
Vested	—	—	—	—
Cancelled/Forfeited	(37,833)	17.53	(13,840)	20.12

Outstanding at December 31, 2010	100,828	16.29	145,023	35.41
Granted	81,489	42.72	—	—
Vested	(56,830)	23.24	(57,948)	24.68
Cancelled/Forfeited	(19,558)	48.62	(2,536)	25.03

Outstanding at December 31, 2011	105,929	26.92	84,539	39.78
Granted	145,508	25.78	32,498	—
Vested	(111,703)	7.96	(74,845)	31.17
Cancelled/Forfeited	(30,575)	42.11	(7,953)	49.20

Outstanding at December 31, 2012	109,159	$40.55	34,239	$49.20

As of December 31, 2012, there was $2.0 million of total unrecognized compensation cost related to performance shares and performance units to be recognized over a weighted average period of 1.8 years.

DEFINED CONTRIBUTION AND 401(k) PLANS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Postemployment Benefits [Abstract]
DEFINED CONTRIBUTION AND 401(k) PLANS

NOTE 15 – DEFINED CONTRIBUTION AND 401(k) PLANS

Defined Contribution Plan

The Company provides a noncontributory defined contribution retirement plan for all eligible U.S. employees. Total contributions, which are based on a percentage of the salary of eligible employees, were $0.4 million and $0.5 million, for the three months ended June 30, 2013 and 2012, respectively. Total contributions for the six months ended June 30, 2013 and 2012 were $0.8 million and $1.0 million, respectively.

401(k) Plan

The Company maintains a retirement savings plan (which qualifies under Section 401(k) of the U.S. Internal Revenue Code) covering all eligible U.S. employees. Under the plan, employees may elect to contribute up to 100% of their cash compensation, subject to ERISA limitations. The Company adopted a Safe Harbor Tiered Match and is required to make matching contributions equal to 100% of the employee’s contribution up to 3% of the employee’s compensation plus matching contributions equal to 50% of the employee’s contribution up to an additional 2% of the employee’s compensation. Total plan expenses recognized in the Company’s consolidated financial statements for the three months ended June 30, 2013 and 2012 were $0.5 million and $0.5 million, respectively. Total plan expenses recognized in the Company’s consolidated financial statements for the six months ended June 30, 2013 and 2012 were $1.3 million and $1.1 million, respectively.

NOTE 18 – DEFINED CONTRIBUTION AND 401(k) PLANS

Defined Contribution Plan

The Company provides a noncontributory defined contribution retirement plan for all eligible U.S. employees. Total contributions were $2.1 million, $1.5 million and $1.0 million for the years ended December 31, 2012, 2011, and 2010 respectively.

401(k) Plan

The Company maintains a retirement savings plan (which qualifies under Section 401(k) of the U.S. Internal Revenue Code) covering all eligible U.S. employees. Under the plan, employees may elect to contribute up to 100% of their cash compensation, subject to ERISA limitations. The Company adopted a Safe Harbor Tiered Match and is required to make matching contributions equal to 100% of the employee’s contribution up to 3% of the employee’s compensation plus matching contributions equal to 50% of the employee’s contribution up to an additional 2% of the employee’s compensation. Total plan expenses recognized for the years ended December 31, 2012, 2011, and 2010 were $2.0 million, $1.4 million, and $0.9 million, respectively.

DERIVATIVE FINANCIAL INSTRUMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Derivative Instruments And Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS

NOTE 16 – DERIVATIVE FINANCIAL INSTRUMENTS

Palmarejo Gold Production Royalty

On January 21, 2009, the Company entered into a gold production royalty transaction with Franco-Nevada Corporation. The royalty covers 50% of the life of mine production from the Palmarejo mine and adjacent properties. The royalty transaction included a minimum obligation of 4,167 ounces per month that ends when payments have been made on a total of 400,000 ounces of gold. As of June 30, 2013, a total of 170,382 ounces of gold remain outstanding under the minimum royalty obligation.

The price volatility associated with the minimum royalty obligation is considered an embedded derivative financial instrument under U.S. GAAP. As such, the Company is required to recognize the change in fair value of the remaining minimum obligation due to the changing gold prices. Unrealized gains are recognized in periods when the forward gold price has decreased from the previous period and unrealized losses are recognized in periods when the forward gold price increases. The fair value of the embedded derivative is reflected net of the Company’s current credit adjusted risk free rate, which was 7.0% and 4.2% at June 30, 2013 and December 31, 2012, respectively. The fair value of the embedded derivative at June 30, 2013 and December 31, 2012, based on forward gold prices averaging approximately $1,243 and $1,694 per ounce, respectively, was a liability of $52.3 million and $145.1 million, respectively. During the three months ended June 30, 2013 and 2012, mark-to-market adjustments for this embedded derivative amounted to a gain of $69.2 million and $25.1 million, respectively. During the six months ended June 30, 2013 and 2012, mark-to-market adjustments for this embedded derivative amounted to a gain of $92.7 million and $12.7 million, respectively.

Payments on the royalty obligation occur monthly resulting in a decrease to the carrying amount of the minimum obligation and the derivative liability and the recognition of realized gains or losses as a result of changing prices for gold. Each monthly payment is an amount equal to the greater of the minimum of 4,167 ounces of gold or 50% of the actual gold production per month multiplied by the excess of the monthly average market price of gold above $400 per ounce (which $400 floor is subject to a 1% annual inflation compounding adjustment beginning on January 21, 2013). For the three months ended June 30, 2013 and 2012, realized losses on settlement of the liabilities were $8.1 million and $11.0 million, respectively. For the six months ended June 30, 2013 and 2012, realized losses on settlement of the liabilities were $17.2 million and $24.2 million, respectively. The mark-to-market adjustments and realized losses are included in fair value adjustments, net in the consolidated statement of operations.

Forward Foreign Exchange Contracts

The Company periodically enters into forward foreign currency contracts to reduce the foreign exchange risk associated with forecasted Mexican peso (“MXN”) operating costs at its Palmarejo mine. At June 30, 2013, the Company had MXN foreign exchange contracts of $32.7 million in U.S. dollars. These contracts require the Company to exchange U.S. dollars for MXN at a weighted average exchange rate of 12.65 MXN to each U.S. dollar over the next nine months. At December 31, 2012, the Company had MXP foreign exchange contracts of $26.1 million in U.S. dollars. These contracts required the Company to exchange U.S. dollars for MXN at a weighted average exchange rate of 13.11 MXN to each U.S. dollar and the Company had a liability with a fair value of $0.1 million at December 31, 2012. In addition, at June 30, 2013, the Company had outstanding call options requiring it to sell $6.0 million in U.S. dollars in exchange for MXP at a weighted average strike price of 15.50 MXP to each U.S. dollar if the foreign exchange rate exceeds the strike price. Further, at June 30, 2013, the Company had outstanding put options allowing it to buy $6.0 million in U.S. dollars in exchange for MXP at a weighted average strike price of 12.50 MXP to each U.S. dollar if the foreign exchange rate exceeds the strike price. The Company had a liability with a fair value of $1.4 million at June 30, 2013. The Company recorded mark-to-market losses on these contracts of $2.3 million and $1.5 million for the three and six months ended June 30, 2013, respectively. The Company recorded mark-to-market gains on these contracts of $0.1 million and $2.8 million for the three and six months ended June 30, 2012, respectively. These mark-to-market adjustments are reflected in fair value adjustments, net in the consolidated statement of operations. The Company recorded realized gains of $0.2 million and $0.8 million in production costs applicable to sales during the three and six months ended June 30, 2013, respectively. The Company recorded realized losses of $1.2 million and $1.9 million in the three and six months ended June 30, 2012, respectively, which have been recognized in production costs applicable to sales.

In connection with an arrangement agreement entered into with Orko Silver Corp., the Company entered into a foreign currency contract in the first quarter of 2013 to reduce the foreign exchange risk associated with forecasted Canadian dollars (“CAD”). Please see Note 8 – ACQUISITION OF ORKO SILVER CORPORATION/LA PRECIOSA MINERAL INTERESTS for additional information. This contract allowed the Company to exchange U.S. dollars for CAD at an exchange rate of 1.0 CAD to each U.S. dollar if the CAD exchange rate exceeded par. The contract expired unexercised in the second quarter. The Company recorded a mark-to-market gain on this contract of $1.6 million for the three months ended June 30, 2013, reversing the loss recognized in the first quarter. This mark-to-market adjustment is reflected in fair value adjustments, net in the consolidated statement of operations.

Concentrate Sales Contracts

The Company enters into concentrate sales contracts with third-party smelters. The contracts, in general, provide for a provisional payment based upon provisional assays and quoted metal prices. The provisionally priced sales contain an embedded derivative that is required to be separated from the host contract for accounting purposes. The host contract is the receivable from the sale of concentrates at the forward price at the time of sale. The embedded derivative, which is the final settlement price based on a future price, does not qualify for hedge accounting. These embedded derivatives are recorded as derivative assets (in Prepaid expenses and other) or derivative liabilities (in Accrued liabilities and other) on the balance sheet and are adjusted to fair value through earnings each period until the date of final settlement. At June 30, 2013, the Company had outstanding provisionally priced sales of $29.5 million, consisting of 0.3 million ounces of silver and 15,589 ounces of gold, which had a fair value of $28.4 million including the embedded derivative. At December 31, 2012, the Company had outstanding provisionally priced sales of $33.2 million consisting of 0.4 million ounces of silver and 11,957 ounces of gold, which had a fair value of approximately $34.1 million including the embedded derivative.

Commodity Derivatives

As of June 30, 2013, the Company had outstanding call options requiring it to deliver 87,000 ounces of gold at a weighted average strike price of $1,964.20 per ounce if the market price of gold exceeds the strike price. At June 30, 2013, the Company had outstanding put options allowing it to sell 97,000 ounces of gold at a weighted average strike price of $979.79 per ounce if the market price of gold were to fall below the strike price. The contracts expire over the next three years. At December 31, 2012, the Company had outstanding call options requiring it to deliver 97,000 ounces of gold at a weighted average strike price of $1,967.89 per ounce if the market price of gold exceeds the strike price. At December 31, 2012, the Company had outstanding put options allowing it to sell 122,000 ounces of gold at a weighted average strike price of $967.86 per ounce if the market price of gold were to fall below the strike price. As of June 30, 2013 and December 31, 2012, the fair market value of these contracts was a net asset of $2.4 million and a net liability of $ 9.3 million, respectively. During the three and six months ended June 30, 2013, 12,500 and 25,000 ounces of gold put options, respectively, expired at a weighted average strike price of $921.60 per ounce, resulting in a realized loss of $0.5 million and $1.1 million, respectively. During the three and six months ended June 30, 2013, 5,000 and 10,000 ounces of gold call options, respectively, at a weighted average strike price of $ 2,000.00 expired. During the three months ended June 30, 2013 and 2012, the Company recorded unrealized gains of $6.9 million and $4.5 million, respectively, related to the outstanding options which was included in fair value adjustments, net in the consolidated statement of operations. During the six months ended June 30, 2013 and 2012, the Company recorded unrealized gains of $11.7 million and $4.7 million, respectively, related to the outstanding options which was included in fair value adjustments, net in the consolidated statement of operations.

As of June 30, 2013, the Company had the following derivative instruments that settle in each of the years indicated in the table (in thousands except average prices, ounces and notional data):

	2013	2014	2015	Thereafter
Palmarejo gold production royalty	$14,750	$24,895	$24,691	$20,069
Average gold price in excess of minimum contractual deduction	$502	$498	$492	$490
Notional ounces	29,389	50,004	50,004	40,985
Mexican peso forward purchase contracts	$20,700	$12,000	$—	$—
Average rate (MXP/$)	$12.90	$12.21	$—	$—
Mexican peso notional amount	267,119	146,460	—	—
Mexican peso put options purchased	$—	$6,000	$—	$—
Average strike price (MXP/$)	$—	$12.50	$—	$—
Mexico peso notional amount	—	75,000	—	—
Mexican peso call options sold	$—	$6,000	$—	$—
Average strike price (MXP/$)	$—	$15.50	$—	$—
Mexico peso notional amount	—	93,000	—	—
Silver concentrate sales agreements	$7,249	$—	$—	$—
Average silver price	$23.92	$—	$—	$—
Notional ounces	302,990	—	—	—
Gold concentrates sales agreements	$22,252	$—	$—	$—
Average gold price	$1,427	$—	$—	$—
Notional ounces	15,589	—	—	—
Gold put options purchased	$720	$720	$—	$—
Average gold strike price	$936	$979	$1,010	$—
Notional ounces	20,000	47,000	30,000	—
Gold call options sold	$—	$720	$—	$—
Average gold strike price	$2,000	$1,934	$2,000	$—
Notional ounces	10,000	47,000	30,000	—

The following summarizes the classification of the fair value of the derivative instruments as of June 30, 2013 and December 31, 2012 (in thousands):

	June 30, 2013
	Prepaid expenses and other	Other long-term assets	Accrued liabilities and other	Current portion of royalty obligation	Non-current portion of royalty obligation
Foreign exchange contracts Peso	$12	$—	$1,457	$—	$—
Palmarejo gold production royalty	—	—	—	17,759	34,600
Put and call options, net	50	2,308	—	—	—
Concentrate sales contracts	20	—	1,128	—	—

	$82	$2,308	$2,585	$17,759	$34,600

	December 31, 2012
	Prepaid expenses and other	Accrued liabilities and other	Other long- term Liabilities	Current portion of royalty obligation	Non-current portion of royalty obligation
Forward foreign exchange contracts Peso	$376	$300	$—	$—	$—
Palmarejo gold production royalty	—	—	—	41,146	103,952
Put and call options, net	—	2,025	7,274	—	—
Concentrate sales contracts	1,030	163	—	—	—

	$1,406	$2,488	$7,274	$41,146	$103,952

The following represent mark-to-market gains (losses) on derivative instruments for the three months ended June 30, 2013 and 2012 (in thousands):

		Three months ended June 30,		Six months ended June 30,
Financial statement line	Derivative	2013	2012	2013	2012
Sales of metal	Concentrate sales contracts	$(667)	$(877)	$(2,422)	$459
Production costs applicable to sales	Forward foreign exchange contracts	203	(1,151)	830	(1,934)
Fair value adjustments, net	Foreign exchange contracts MXN Peso	(2,260)	83	(1,522)	2,773
Fair value adjustments, net	Forward foreign exchange contracts Canadian dollar	1,598	—	—	—
Fair value adjustments, net	Silver ounces receivable	—	(337)	—	22
Fair value adjustments, net	Palmarejo gold royalty	61,066	14,105	75,494	(11,505)
Fair value adjustments, net	Put and call options	6,350	2,187	10,577	1,636

		$66,290	$14,010	$82,957	$(8,549)

Credit Risk

The credit risk exposure related to any potential derivative instruments is limited to the unrealized gains, if any, on outstanding contracts based on current market prices. To reduce counter-party credit exposure, the Company deals with financial institutions management deems credit worthy and limits credit exposure to each. The Company does not anticipate non-performance by any of its counterparties. In addition, to allow for situations where positions may need to be revised, the Company deals only in markets that management considers highly liquid.

NOTE 19 – DERIVATIVE FINANCIAL INSTRUMENTS

Palmarejo Gold Production Royalty

On January 21, 2009, the Company entered into a gold production royalty transaction with Franco-Nevada Corporation. The royalty covers 50% of the life of mine production from the Palmarejo mine and adjacent properties. The royalty transaction included a minimum obligation of 4,167 ounces per month that ends when payments have been made on a total of 400,000 ounces of gold. As of December 31, 2012, a total of 197,352 ounces of gold remain outstanding under the minimum royalty obligation.

The price volatility associated with the minimum royalty obligation is considered an embedded derivative financial instrument under U.S. GAAP. As such, the Company is required to recognize the change in fair value of the remaining minimum obligation due to the changing gold prices. Unrealized gains are recognized in periods when the gold price has decreased from the previous period and unrealized losses are recognized in periods when the gold price increases. The fair value of the embedded derivative is reflected net of the Company’s current credit adjusted risk free rate, which was 4.2% and 5.7% at December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivative at December 31, 2012 and December 31, 2011, based on forward gold prices averaging approximately $1,694 and $1,599 per ounce, respectively, was a liability of $145.1 million and $159.4 million, respectively. During the years ended December 31, 2012, 2011, and 2010 the mark-to-market adjustments for this embedded derivative amounted to a gain of $14.3 million, a gain of $2.6 million, and a loss of $84.0 million, respectively.

Payments on the royalty obligation occur monthly resulting in a decrease to the carrying amount of the minimum obligation and the derivative liability and the recognition of realized gains or losses as a result of changing prices for gold. Each monthly payment is an amount equal to the greater of the minimum of 4,167 ounces of gold or 50% of the actual gold production per month multiplied by the excess of the monthly average market price of gold above $400 per ounce (which $400 floor is subject to a 1% annual inflation compounding adjustment beginning on January 21, 2013). For the years ended December 31, 2012, 2011, and 2010 realized losses on settlement of the liabilities were $45.4 million, $42.8 million, and $18.2 million, respectively. The mark-to-market adjustments and realized losses are included in fair value adjustments, net in the consolidated statement of operations.

Forward Foreign Exchange Contracts

The Company periodically enters into forward foreign currency contracts to reduce the foreign exchange risk associated with forecasted Mexican peso (“MXN”) operating costs at its Palmarejo mine. At December 31, 2012, the Company had MXN foreign exchange contracts of $26.1 million in U.S. dollars. These contracts require the Company to exchange U.S. dollars for MXN at a weighted average exchange rate of 13.11 MXN to each U.S. dollar and the Company had an asset with a fair value of $0.1 million at December 31, 2012. At December 31, 2011, the Company had MXP foreign exchange contracts of $ 25.5 million in U.S. dollars. These contracts required the Company to exchange U.S. dollars for MXN at a weighted average exchange rate of 12.40 MXN to each U.S. dollar and the Company had a liability with a fair value of $3.2 million at December 31, 2011. The Company recorded mark-to-market gains on these contracts of $3.3 million for the years ended December 31, 2012. The Company recorded mark-to-market losses of $3.2 million and $1.3 million for the years ended December 31, 2011 and 2010, respectively. These mark-to-market adjustments are reflected in fair value adjustments, net. The Company recorded a realized loss of $1.6 million, and realized gains of $0.4 million and $1.6 million in production costs applicable to sales during the years ended December 31, 2012, 2011, and 2010, respectively.

Gold Lease Facility

On December 12, 2008, the Company entered into a gold lease facility with Mitsubishi International Corporation (“MIC”). This facility permitted the Company to lease amounts of gold from MIC and obligated the Company to deliver the same amounts back to MIC and to pay specified lease fees to MIC equivalent to interest at market rates on the value of the gold leased. Pursuant to a Second Amended and Restated Collateral Agreement, the Company’s obligations under the facility were secured by certain collateral. The collateral agreement specified the maximum amount of gold the Company was permitted to lease from MIC, as well as the amount and type of collateral. This gold lease facility was terminated in 2011.

The Company recorded realized losses of $2.3 million and $10.1 million for the years ended December 31, 2011, and 2010, respectively. The mark-to-market adjustments and realized losses are included in fair value adjustments, net.

Concentrate Sales Contracts

The Company enters into concentrate sales contracts with third-party smelters. The contracts, in general, provide for a provisional payment based upon provisional assays and quoted metal prices. The provisionally priced sales contain an embedded derivative that is required to be separated from the host contract for accounting purposes. The host contract is the receivable from the sale of concentrates at the forward price at the time of sale. The embedded derivative, which is the final settlement price based on a future price, does not qualify for hedge accounting. These embedded derivatives are recorded as derivative assets (in Prepaid expenses and other) or derivative liabilities (in Accrued liabilities and other) on the balance sheet and are adjusted to fair value through earnings each period until the date of final settlement. At December 31, 2012, the Company had outstanding provisionally priced sales of $33.2 million, consisting of 0.4 million ounces of silver and 11,957 ounces of gold, which had a fair value of $34.1 million including the embedded derivative. At December 31, 2011, the Company had outstanding provisionally priced sales of $22.5 million consisting of 0.2 million ounces of silver and 9,701 ounces of gold, which had a fair value of approximately $21.7 million including the embedded derivative.

Commodity Derivatives

As of December 31, 2012, the Company had outstanding call options requiring it to deliver 97,000 ounces of gold at a weighted average strike price of $1,967.89 per ounce if the market price of gold exceeds the strike price. At December 31, 2012, the Company had outstanding put options allowing it to sell 122,000 ounces of gold at a weighted average strike price of $967.86 per ounce if the market price of gold were to fall below the strike price. The contracts will expire over the next three years. At December 31, 2011, the Company had written outstanding call options requiring it to deliver 136,000 ounces of gold at a weighted average strike price of $1,919.83 per ounce if the market price of gold exceeds the strike price. At December 31, 2011, the Company had outstanding put options allowing it to sell 190,000 ounces of gold at a weighted average strike price of $951.93 per ounce if the market price of gold were to fall below the strike price. As of December 31, 2012 and December 31, 2011, the fair market value of these contracts was a net liability of $9.3 million and $ 17.9 million, respectively. During the year ended December 31, 2012, 68,000 ounces of gold put options expired at a weighted average strike price of $923.34 per ounce, resulting in a realized loss of $2.9 million. During the year ended December 31, 2012, 14,000 ounces of gold call options at a weighted average strike price of $ 2,000.00 expired. During the year ended December 31, 2012, the Company settled 25,000 ounces of gold call options resulting in a realized loss of $1.6 million.

During the year ended December 31, 2012, 2011, and 2010, the Company recorded unrealized gains of $8.6 million, unrealized losses of $3.1 million, and unrealized losses of $13.8 million, respectively, related to the outstanding options which was included in fair value adjustments, net.

During the year ended December 31, 2011, the Company settled an outstanding forward gold contract of 10,000 ounces at a fixed price of $1,380 per ounce, which resulted in a realized gain of $0.5 million.

During the year ended December 31, 2010, outstanding put options allowing the Company to deliver 5.4 million ounces of silver at an average strike price of $9.21 per ounce expired. The Company recorded realized losses of $2.1 million for the year ended December 31, 2010, which are included in Fair value adjustments, net.

In connection with the sale of the Cerro Bayo mine to Mandalay Resources Corporation, the Company received the right to 125,000 ounces of silver to be delivered in six equal quarterly installments commencing in the third quarter of 2011. The Company recognized mark-to-market losses of $0.6 million for the year ended December 31, 2012. The Company recognized mark-to-market gains of $0.8 million associated with this silver in the year ended December 31, 2011. The silver ounces receivable from Mandalay Resources Corporation had a fair value of $2.3 million at December 31, 2011. This obligation was fully settled at December 31, 2012.

As of December 31, 2012, the Company had the following derivative instruments that settle in each of the years indicated in the table (in thousands except average prices, ounces and notional data):

	2013	2014	2015	Thereafter
Palmarejo gold production royalty	$27,205	$24,895	$24,691	$21,140
Average gold price in excess of minimum contractual deduction	502	498	494	490
Notional ounces	54,171	50,004	50,004	43,173
Mexican peso forward purchase contracts	$26,100	$—	$—	$—
Average rate (MXP/$)	$13.11	$—	$—	$—
Mexican peso notional amount	342,235	—	—	—
Silver concentrate sales agreements	$12,736	$—	$—	$—
Average silver price	$31.04	$—	$—	$—
Notional ounces	410,298	—	—	—
Gold concentrates sales agreements	$20,498	$—	$—	$—
Average gold price	$1,714	$—	$—	$—
Notional ounces	11,957	—	—	—
Gold put options purchased	$1,800	$720	$—	$—
Average gold strike price	$928	$979	$1,010	$—
Notional ounces	45,000	47,000	30,000	—
Gold call options sold	$1,800	$720	$—	$—
Average gold strike price	$2,000	$1,933	$2,000	$—
Notional ounces	20,000	47,000	30,000	—

The following summarizes the classification of the fair value of the derivative instruments as of December 31, 2012 and December 31, 2011 (in thousands):

	December 31, 2012
	Prepaid expenses and other	Accrued liabilities and other	Other long- term liabilities	Current portion of royalty obligation	Non-current portion of royalty obligation
Forward foreign exchange contracts	$376	$300	$—	$—	$—
Palmarejo gold production royalty	—	—	—	41,146	103,952
Put and call options, net	—	2,025	7,274	—	—
Concentrate sales contracts	1,030	163	—	—	—

	$1,406	$2,488	$7,274	$41,146	$103,952

	December 31, 2011
	Prepaid expenses and other	Accrued liabilities and other	Other long- term Liabilities	Current portion of royalty obligation	Non-current portion of royalty obligation
Silver ounces receivable from Mandalay	$814	$—	$—	$—	$—
Forward foreign exchange contracts	—	3,188	—	—	—
Palmarejo gold production royalty	—	—	—	37,206	122,194
Put and call options, net	—	3,183	14,669	—	—
Concentrate sales contracts	—	825	—	—	—

	$814	$7,196	$14,669	$37,206	$122,194

The following represent mark-to-market gains (losses) on derivative instruments for the years ended December 31, 2012 and 2011 (in thousands):

		Years ended December 31,
Financial statement line	Derivative	2012	2011	2010
Sales of metal	Concentrate sales contracts	$1,682	$2,505	$1,636
Production costs applicable to sales	Forward foreign exchange contracts	(1,621)	383	1,638
Fair value adjustments, net	Gold lease facility	—	(132)	2,885
Fair value adjustments, net	Forward foreign exchange contracts	3,264	(3,192)	(1,330)
Fair value adjustments, net	Forward gold contract	—	34	425
Fair value adjustments, net	Silver ounces receivable	213	(276)	1,594
Fair value adjustments, net	Palmarejo gold royalty	(31,053)	(40,046)	(83,989)
Fair value adjustments, net	Franco-Nevada warrant	—	—	3,451
Fair value adjustments, net	Put and call options	4,089	(8,438)	(11,795)

		$(23,426)	$(49,162)	$(85,485)

Please see Note 6 – Fair Value Measurements for additional detail on the fair value amounts for derivatives.

Credit Risk

The credit risk exposure related to any potential derivative instruments is limited to the unrealized gains, if any, on outstanding contracts based on current market prices. To reduce counter-party credit exposure, the Company deals with financial institutions management deems credit worthy and limits credit exposure to each. The Company does not anticipate non-performance by any of its counterparties. In addition, to allow for situations where positions may need to be revised, the Company deals only in markets that management considers highly liquid.

COMMITMENTS AND CONTINGENCIES	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 17 – COMMITMENTS AND CONTINGENCIES

Labor Union Contracts

The Company maintains one labor agreement with Sindicato de la Empresa Minera Manquiri at the San Bartolomé mine in Bolivia. The labor agreement, which became effective October 11, 2007, does not have a fixed term. As of June 30, 2013, approximately 10.2% of the Company’s worldwide labor force was covered by collective bargaining agreements.

Termination Benefits

As part of the March 2013 decision to relocate the Company’s headquarters office to Chicago, the Company established a one-time termination benefit program to retain current employees during the transition. The program provides for a one-time stay-bonus as well as severance and medical benefits equal to two weeks per year of service. At June 30, 2013, the total benefit expected to be incurred under this plan is approximately $1.7 million. The liability is recognized ratably over the service period to June 30, 2014.

The Company does not have a written severance plan for any of its operations, including those operations located in Chile, Argentina, Bolivia and Mexico. However, laws in these foreign jurisdictions require payment of certain minimum statutory termination benefits. Accordingly, in situations where minimum statutory termination benefits must be paid to the affected employees, the Company records employee severance costs in accordance with U.S. GAAP. The Company has accrued obligations for post-employment benefits in these locations of approximately $7.3 million and $7.6 million at June 30, 2013 and December 31, 2012, respectively.

Kensington Production Royalty

On July 7, 1995, Coeur, through its wholly-owned subsidiary, Coeur Alaska, Inc., acquired the 50% ownership interest of Echo Bay Exploration Inc., or Echo Bay, giving Coeur 100% ownership of the Kensington property. Coeur Alaska is obligated to pay Echo Bay, a subsidiary of Kinross Gold Corporation, a scaled net smelter return royalty on 1.0 million ounces of future gold production after Coeur Alaska recoups the $32.5 million purchase price and its construction and development expenditures incurred after July 7, 1995 in connection with placing the property into commercial production. The royalty ranges from 1% at gold prices of $400 per ounce to a maximum of 2.5% at gold prices above $475 per ounce, with the royalty to be capped at 1.0 million ounces of production. No royalty has been paid to date.

Rochester Production Royalty

The Company acquired the Rochester property from ASARCO, a subsidiary of Grupo Mexico SA de CV, in 1983. The Company is obligated to pay a net smelter royalty interest to ASARCO when the market price of silver equals or exceeds $23.60 per ounce up to a maximum rate of 5%. Royalty expense was nil and $0.5 million, respectively for the three months ended June 30, 2013 and 2012, respectively. Royalty expense was $1.0 million and $1.1 million, respectively for the six months ended June 30, 2013 and 2012, respectively.

Rochester 3.4% NSR Royalty

In connection with the Company’s settlement of all disputes regarding competing mining claims located on or adjacent to the property encompassed by the Company’s Rochester gold and silver mine, the Company granted a 3.4% NSR royalty to a third party on up to 39.4 million silver equivalent ounces sold from the Rochester mine beginning January 1, 2014. Payments on the royalty obligation will occur quarterly reducing the carrying amount of the royalty liability and changes in silver and gold prices will result in the recognition of mark-to-market gains or losses in Fair value adjustments, net in the consolidated statement of operations.

Palmarejo Gold Production Royalty

On January 21, 2009, Coeur Mexicana entered into a gold production royalty transaction with Franco-Nevada Corporation under which Franco-Nevada purchased a royalty covering 50% of the life of mine gold to be produced from its Palmarejo silver and gold mine in Mexico. The royalty agreement provides for a minimum obligation to be paid monthly on a total of 400,000 ounces of gold, or 4,167 ounces per month over an initial eight year period. As of June 30, 2013, a total of 170,382 ounces of gold remain outstanding under the minimum royalty obligation.

NOTE 20 – COMMITMENTS AND CONTINGENCIES

Labor Union Contracts

The Company maintains one labor agreement in South America, consisting of a labor agreement with Sindicato de la Empresa Minera Manquiri at the San Bartolomé mine in Bolivia. The labor agreement at the San Bartolomé mine, which became effective October 11, 2007, does not have a fixed term. As of December 31, 2012, approximately 10.0% of the Company’s worldwide labor force was covered by collective bargaining agreements.

Termination Benefits

The Company established a termination benefit program for its employees at the Rochester mine in 2005. The program provides a financial benefit in the form of severance pay to terminated employees if their employment is terminated due to curtailment of operations. The individual benefit is based on the employee’s service time and rate of pay at the time of termination. The Rochester mine resumed mining and crushing operations in late 2011, and currently employs more than 200 employees. This termination benefit program was extended to include newly hired employees. As of November 2012, the plan was terminated. At the time of termination, the Company recognized a $1.8 million credit to operations and a $2.0 million credit to care and maintenance in the Consolidated Statement of Operations.

Changes to the Company’s termination benefits are as follows (in thousands):

	Years ended December 31,
	2012	2011
Beginning balance	$3,335	$1,105
Accruals	473	2,230
Plan termination	(3,808)	—

Ending balance	$—	$3,335

The Company does not have a written severance plan for any of its foreign operations including those operations located in Chile, Argentina, Bolivia and Mexico. However, laws in these foreign jurisdictions require payment of certain minimum statutory termination benefits. Accordingly, in situations where minimum statutory termination benefits must be paid to the affected employees, the Company records employee severance costs in accordance with U.S. GAAP. The Company has accrued obligations for post-employment benefits in these locations of approximately $7.6 million and $7.4 million as of December 31, 2012 and December 31, 2011, respectively.

Kensington Production Royalty

On July 7, 1995, Coeur, through its wholly-owned subsidiary, Coeur Alaska, Inc., acquired the 50% ownership interest of Echo Bay Exploration Inc., or Echo Bay, giving Coeur 100% ownership of the Kensington property. Coeur Alaska is obligated to pay Echo Bay, a subsidiary of Kinross Gold Corporation, a scaled net smelter return royalty on 1.0 million ounces of future gold production after Coeur Alaska recoups the $32.5 million purchase price and its construction and development expenditures incurred after July 7, 1995 in connection with placing the property into commercial production. The royalty ranges from 1% at gold prices of $400 per ounce to a maximum of 2.5% at gold prices above $475 per ounce, with the royalty to be capped at 1.0 million ounces of production. No royalty has been paid to date.

Rochester Production Royalty

The Company acquired the Rochester property from ASARCO, a subsidiary of Grupo Mexico SA de CV, in 1983. The Company is obligated to pay a net smelter royalty interest to ASARCO when the market price of silver equals or exceeds $23.60 per ounce up to a maximum rate of 5%. Royalty expense was $3.5 million, $2.2 million, $ 0.2 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Palmarejo Gold Production Royalty

On January 21, 2009, Coeur Mexicana entered into a gold production royalty transaction with Franco-Nevada Corporation under which Franco-Nevada purchased a royalty covering 50% of the life of mine gold to be produced from its Palmarejo silver and gold mine in Mexico. The royalty agreement provides for a minimum obligation to be paid monthly on a total of 400,000 ounces of gold, or 4,167 ounces per month over an initial eight year period. Please see Note 14 – Debt, Capital Leases and Royalty Obligation, Palmarejo Gold Production Royalty, for further discussion on the royalty obligation.

SIGNIFICANT CUSTOMERS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Text Block [Abstract]
SIGNIFICANT CUSTOMERS

NOTE 18 – SIGNIFICANT CUSTOMERS

The Company markets its doré to credit worthy bullion trading houses, market makers and members of the London Bullion Market Association, industrial companies and sound financial institutions. The refined metals are sold to end users for use in electronic circuitry, jewelry, silverware, pharmaceutical products, and the technology industry. The Company currently has nine trading counterparties (International Commodities, Mitsui, Mitsubishi, Standard Bank, TD Securities, Valcambi, Johnson Matthey, Toronto Dominion Bank, and Auramet) and the sales of metals to these companies amounted to approximately 74% and 92% of total metal sales for the six months ended June 30, 2013 and 2012, respectively. Generally, the loss of a single bullion trading counterparty would not adversely affect the Company due to the liquidity of the markets and the availability of alternative trading counterparties.

Sales of silver and gold concentrates to third parties (Nyrstar, Aurubis, Sumitomo, Trafigura, Johnson Matthey, and China National Gold) amounted to approximately 26% and 8% of total metal sales for the six months ended June 30, 2013, and 2012, respectively. The loss of any one smelting and refining client may have a material adverse effect if alternate smelters and refiners are not available. The Company believes there is sufficient global capacity available to address the loss of any one smelter.

The following table indicates customers that represent 10% or more of total sales of metal for the three months ended June 30, 2013 and 2012 (in millions):

Customer	Three months ended June 30,	Three months ended June 30,	Segments reporting sales of metal
	2013	2012
Valcambi	$27.2	$148.3	Palmarejo, San Bartolomé
Auramet	44.1	19.9	San Bartolomé, Kensington
Toronto Dominian Bank	34.5	18.3	Palmarejo, Rochester
International Commodities	25.7	7.0	Palmarejo, San Bartolomé, Rochester

The following table indicates customers that represent 10% or more of total sales of metal for the six months ended June 30, 2013 and 2012 (in millions):

Customer	Six months ended June 30,	Six months ended June 30,	Segments reporting sales of metal
	2013	2012
Valcambi	$39.4	$256.2	Palmarejo, San Bartolomé
Auramet	68.9	33.5	San Bartolomé, Kensington
Johnson Mathey	44.8	0.9	San Bartolomé, Rochester
International Commodities	40.4	23.8	Palmarejo, San Bartolomé, Rochester

NOTE 21 – SIGNIFICANT CUSTOMERS

The Company markets its doré to credit worthy bullion trading houses, market makers and members of the London Bullion Market Association, industrial companies and sound financial institutions. The refined metals are sold to end users for use in electronic circuitry, jewelry, silverware, pharmaceutical products, and the technology industry. The Company currently has seven trading counterparties (International Commodities, Mitsui, Mitsubishi, Standard Bank, TD Securities, Valcambi, and Auramet) and the sales of metals to these companies amounted to approximately 91%, 82%, and 83% of total metal sales for the years ended December 31, 2012, 2011, and 2010, respectively. Generally, the loss of a single bullion trading counterparty would not adversely affect the Company due to the liquidity of the markets and the availability of alternative trading counterparties.

Sales of silver and gold concentrates to third parties (Nyrstar, Aurubis, Sumitomo, Trafigura, Auramet, Sumitomo, and China National Gold) amounted to approximately 9%, 18%, and 17% of total metal sales for the years ended December 31, 2012, 2011, and 2010, respectively. The loss of any one smelting and refining client may have a material adverse effect if alternate smelters and refiners are not available. The Company believes there is sufficient global capacity available to address the loss of any one smelter.

The following table indicates customers that represent 10% or more of total sales of metal for the years December 31, 2012, 2011, and 2010 (in millions):

Customer	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010	Segments reporting revenue
Valcambi	$414.4	$385.5	$174.1	Palmarejo, San Bartolomé
Auramet	94.6	50.8	79.0	Palmarejo
Penoles	0.3	13.3	53.9	Martha
China Gold	43.8	108.9	23.6	Kensington
International Commodities	58.0	112.6	36.7	Palmarejo, San Bartolomé, Rochester
Mitsui	65.6	105.1	45.9	Palmarejo, San Bartolomé, Rochester

SEGMENT REPORTING	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 19 – SEGMENT REPORTING

The operating segments are managed separately because each segment represents a distinct use of company resources and a separate contribution to the Company’s cash flows. The Company’s reportable operating segments include the Palmarejo, San Bartolomé, Martha, Rochester, Kensington and Endeavor mining properties and the La Preciosa exploration property. All operating segments are engaged in the discovery and/or mining of gold and silver and generate the majority of their revenues from the sale of these precious metal concentrates and/or refined precious metals. Through September 2012, the Martha mine sold precious metal concentrates, typically under long-term contracts, to trading partners located in the United States and Switzerland. The Company ceased active mining operations at the Martha mine in September of 2012.

The Kensington mine sells precious metals and concentrates, typically under long-term contracts to smelters in China, Japan, and Germany. Refined gold and silver produced by the Rochester, Palmarejo, and San Bartolomé mines are principally sold on a spot basis to precious metals trading banks such as International Commodities, Mitsui, Mitsubishi, Standard Bank, TD Securities, Valcambi and Auramet. Concentrates produced at the Endeavor mine are sold to Nyrstar (formerly Zinifex), an Australian smelter. The Company’s exploration programs, other than the La Preciosa project, are reported in its other segment. The other segment also includes the corporate headquarters, elimination of intersegment transactions and other items necessary to reconcile to consolidated amounts. The accounting policies of the operating segments are the same as those described in the summary of significant accounting policies above. The Company evaluates performance and allocates resources based on profit or loss before interest, income taxes, depreciation and amortization, unusual and infrequent items and extraordinary items.

Financial information relating to the Company’s segments is as follows (in thousands):

Three months ended June 30, 2013	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	La Preciosa	Other	Total
Sales of metals	$86,217	$49,236	$30,851	$34,903	$(161)	$3,479	$—	$—	$204,525
Productions costs applicable to sales	(55,218)	(32,815)	(30,154)	(23,054)	—	(1,683)	—	—	(142,924)
Depreciation and depletion	(35,557)	(4,941)	(13,261)	(2,324)	(113)	(1,220)	(2)	(235)	(57,653)

Gross profit	(4,558)	11,480	(12,564)	9,525	(274)	576	(2)	(235)	3,948
Exploration expense	3,189	27	563	512	603	—	690	1,190	6,774
Loss on impairment	—	—	—	—	86	—	—	—	86
Other operating expenses	—	—	134	34,177	861	—	—	12,873	48,045

OPERATING INCOME	(7,747)	11,453	(13,261)	(25,164)	(1,824)	576	(692)	(14,298)	(50,957)
Interest and other income, net	(428)	683	150	—	(177)	—	(11)	(16,990)	(16,773)
Interest expense, net	(4,190)	(14)	(95)	(5)	(1)	—	—	(6,625)	(10,930)
Fair value adjustments, net	61,066	—	6,350	—	—	—	—	(662)	66,754
Income tax expense	(17,282)	(4,506)	—	—	(117)	85	—	(1,314)	(23,134)

Net income	$31,419	$7,616	$(6,856)	$(25,169)	$(2,119)	$661	$(703)	$(39,889)	$(35,040)

Segment assets (A)	$1,860,240	$286,325	$485,215	$122,917	$6,757	$30,226	$409,458	$103,464	$3,304,602
Capital expenditures (B)	$9,166	$3,159	$7,406	$6,596	$10	$—	$735	$129	$27,201

A.	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
B.	Balance represents cash flow amounts

Three months ended June 30, 2012	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	Other	Total
Sales of metals	$136,365	$53,383	$21,124	$34,153	$4,149	$5,232	$—	$254,406
Productions costs applicable to sales	(62,538)	(22,773)	(16,106)	(20,751)	(7,102)	(2,553)	—	(131,823)
Depreciation and depletion	(42,748)	(4,070)	(9,719)	(2,060)	(704)	(1,592)	(131)	(61,024)

Gross profit	31,079	26,540	(4,701)	11,342	(3,657)	1,087	(131)	61,559
Exploration expense	1,624	(70)	274	1,135	2,763	—	579	6,305
Loss on impairment	—	—	—	—	4,813	—	—
Other operating expenses	—	25	16	692	81	—	8,053	8,867

OPERATING INCOME	29,455	26,585	(4,991)	9,515	(11,314)	1,087	(8,763)	41,574
Interest and other income, net	(4,720)	631	—	239	(494)	—	1,123	(3,221)
Interest expense	(5,672)	(36)	(901)	(7)	(1)	—	(940)	(7,557)
Fair value adjustments, net	14,105	—	2,187	—	—	—	(253)	16,039
Income tax benefit (expense)	(11,967)	(10,889)	—	—	(28)	—	(978)	(23,862)

Net income	$21,201	$16,291	$(3,705)	$9,747	$(11,837)	$1,087	$(9,811)	$22,973

Segment assets (A)	$1,954,084	$289,428	$518,611	$94,677	$13,070	$33,228	$16,654	$2,919,752
Capital expenditures (B)	$11,174	$7,800	$9,324	$2,946	$529	$—	$465	$32,238

A.	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
B.	Balance represents cash flow amounts

Six months ended June 30, 2013	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	La Preciosa	Other	Total
Sales of metals	$143,643	$82,377	$70,126	$74,377	$(662)	$6,461		$—	$376,322
Productions costs applicable to sales	(81,937)	(48,494)	(53,718)	(44,557)	—	(3,003)	—	1	(231,708)
Depreciation and depletion	(64,507)	(9,696)	(26,647)	(4,505)	(229)	(2,044)	(2)	(459)	(108,089)

Gross profit	(2,801)	24,187	(10,239)	25,315	(891)	1,414	(2)	(458)	36,525
Exploration expense	5,170	79	1,235	996	1,587	—	690	3,858	13,615
Loss on impairment	—	—	—	—	205	—	—	—	205
Other operating expenses	—	3,722	210	34,321	1,906	—	—	22,598	62,757

OPERATING INCOME	(7,971)	20,386	(11,684)	(10,002)	(4,589)	1,414	(692)	(26,914)	(40,052)
Interest and other income, net	1,514	1,288	281	57	746	—	(11)	(16,827)	(12,952)
Interest expense, net	(7,928)	(46)	(354)	(11)	—	—	—	(12,323)	(20,662)
Fair value adjustments, net	75,494	—	10,577	—	—	—	—	(1,521)	84,550
Income tax expense	(20,816)	(8,834)	(1)	—	(44)	84	—	(4,043)	(33,654)

Net income	$40,293	$12,794	$(1,181)	$(9,956)	$(3,887)	$1,498	$(703)	$(61,628)	$(22,770)

Segment assets (A)	$1,860,240	$286,325	$485,215	$122,917	$6,757	$30,226	$409,458	$103,464	$3,304,602
Capital expenditures (B)	$14,480	$3,616	$10,736	$9,894	$10	$—	$735	$557	$40,028

A.	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
B.	Balance represents cash flow amounts

Six months ended June 30, 2012	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	Other	Total
Sales of metals	$260,087	$94,759	$31,500	$52,911	$7,767	$11,946	$—	$458,970
Productions costs applicable to sales	(108,397)	(36,381)	(33,197)	(30,317)	(10,795)	(5,290)	—	(224,377)
Depreciation and depletion	(80,517)	(8,289)	(16,324)	(3,702)	(1,300)	(3,236)	(248)	(113,616)

Gross profit	71,173	50,089	(18,021)	18,892	(4,328)	3,420	(248)	120,977
Exploration expense	2,945	—	496	1,844	6,174	—	1,413	12,872
Loss on impairment	—	—	—	—	4,813	—	—	4,813
Other operating expenses	—	30	35	2,033	279	—	15,154	17,531

OPERATING INCOME	68,228	50,059	(18,552)	15,015	(15,594)	3,420	(16,815)	85,761
Interest and other income, net	(139)	726	—	288	(570)	—	1,481	1,786
Interest expense, net	(10,481)	(36)	(1,793)	(15)	(1)	—	(1,901)	(14,227)
Fair value adjustments, net	(11,505)	—	1,636	—	—	—	2,795	(7,074)
Income tax expense	(15,511)	(18,578)	—	—	(239)	—	(4,970)	(39,298)

Net income	$30,592	$32,171	$(18,709)	$15,288	$(16,404)	$3,420	$(19,410)	$26,948

Segment assets (A)	$1,954,084	$289,428	$518,611	$94,677	$13,070	$33,228	$16,654	$2,919,752
Capital expenditures (B)	$18,344	$18,007	$20,202	$5,585	$1,188	$—	$559	$63,885

A.	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
B.	Balance represents cash flow amounts

	June 30, 2013	December 31, 2012
Assets
Total assets for reportable segments	$3,304,602	$2,974,056
Cash and cash equivalents	249,531	125,440
Short term investments	—	999
Other assets	112,583	120,906

Total consolidated assets	$3,666,716	$3,221,401

Geographic Information

	June 30, 2013	December 31, 2012
Long Lived Assets:
United States	$503,105	$514,687
Australia	27,364	29,408
Argentina	94,964	95,134
Bolivia	235,781	240,905
Mexico	2,156,808	1,795,677

Total	$3,018,022	$2,675,811

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Revenues:
United States	$65,754	$55,277	$144,502	$84,411
Mexico	86,217	136,365	143,643	260,087
Bolivia	49,236	53,383	82,377	94,759
Australia	3,479	5,232	6,462	11,946
Argentina	(161)	4,149	(662)	7,767

Total	$204,525	$254,406	$376,322	$458,970

NOTE 22 – SEGMENT REPORTING

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision-making group, in deciding how to allocate resources and in assessing performance. The Company’s chief operating decision-making group is comprised of the Chief Executive Officer, Chief Financial Officer, and the Chief Operating Officer.

The operating segments are managed separately because each segment represents a distinct use of company resources and a separate contribution to the Company’s cash flows. The Company’s reportable operating segments include the Palmarejo, San Bartolomé, Martha, Rochester, Kensington and Endeavor mining properties. All operating segments are engaged in the discovery and/or mining of gold and silver and generate the majority of their revenues from the sale of these precious metal concentrates and/or refined precious metals. Through September 2012, the Martha mine sold precious metal concentrates, typically under long-term contracts, to trading partners located in the United States and Switzerland. The Company ceased active mining in September of 2012. The Kensington mine sells precious metals and concentrates, typically under long-term contracts to smelters in China and Germany. Refined gold and silver produced by the Rochester, Palmarejo, and San Bartolomé mines are principally sold on a spot basis to precious metals trading banks such as International Commodities, Mitsui, Mitsubishi, Standard Bank, TD Securities, Valcambi and Auramet. Concentrates produced at the Endeavor mine are sold to Nyrstar (formerly Zinifex), an Australian smelter. The Other segment includes the Joaquin project, corporate headquarters, elimination of intersegment transactions and other items necessary to reconcile to consolidated amounts. The accounting policies of the operating segments are the same as those described in the summary of significant accounting policies above. The Company evaluates performance and allocates resources based on profit or loss before interest, income taxes, depreciation and amortization, unusual and infrequent items and extraordinary items.

Revenues from silver sales were $549.7 million, $662.6 million and $356.9 million in 2012, 2011, and 2010, respectively. Revenues from gold sales were $345.8 million, $358.6 million and $158.5 million in 2012, 2011, and 2010, respectively.

Financial information relating to the Company’s segments is as follows (in thousands):

Year ended December 31, 2012	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	Other	Total
Sales of metals	$442,098	$178,005	$110,987	$132,392	$13,162	$18,848	$—	$895,492
Productions costs applicable to sales	(197,478)	(71,428)	(87,089)	(74,256)	(17,682)	(8,824)	—	(456,757)
Depreciation and depletion	(146,595)	(16,709)	(41,645)	(8,065)	(692)	(4,591)	(560)	(218,857)

Gross profit (loss)	98,025	89,868	(17,747)	50,071	(5,212)	5,433	(560)	219,878
Exploration expense	7,575	159	3,283	3,591	8,648	—	3,014	26,270
Loss on impairment	—	—	—	—	5,825	—	—	5,825
Other operating expenses	11	80	74	1,401	2,108	—	30,564	34,238

OPERATING INCOME (LOSS)	90,439	89,629	(21,104)	45,079	(21,793)	5,433	(34,138)	153,545
Interest and other income, net	4,017	9,719	(77)	358	(1,153)	—	1,572	14,436
Interest expense, net	(18,938)	(72)	(2,972)	(26)	(3)	—	(4,158)	(26,169)
Loss on debt extinguishment	—	—	(1,036)	—	—	—	—	(1,036)
Fair value adjustments, net	(31,054)	—	4,089	—	—	—	3,478	(23,487)
Income tax expense	(18,066)	(44,632)	—	—	976	409	(7,299)	(68,612)

Net income (loss)	$26,398	$54,644	$(21,100)	$45,411	$(21,973)	$5,842	$(40,545)	$48,677

Segment assets (A)	$1,905,269	$302,922	$508,658	$104,373	$9,813	$31,479	$111,542	$2,974,056
Capital expenditures (B)	$38,456	$25,672	$36,994	$11,794	$1,193	$—	$1,532	$115,641

Year ended December 31, 2011	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	Other	Total
Sales of metals	$513,097	$267,502	$151,186	$57,331	$13,347	$18,737	$—	$1,021,200
Productions costs applicable to sales	(186,201)	(79,679)	(101,672)	(28,257)	(15,513)	(8,634)	—	(419,956)
Depreciation and depletion	(159,264)	(22,410)	(35,839)	(2,824)	(556)	(3,148)	(459)	(224,500)

Gross profit (loss)	167,632	165,413	13,675	26,250	(2,722)	6,955	(459)	376,744
Exploration expense	6,863	248	1,102	1,989	6,367	—	2,559	19,128
Other operating expenses	949	342	317	19,931	156	(1)	29,126	50,820

OPERATING INCOME (LOSS)	159,820	164,823	12,256	4,330	(9,245)	6,956	(32,144)	306,796
Interest and other income, net	(9,099)	156	4	57	(544)	—	2,816	(6,610)
Interest expense, net	(23,453)	(45)	(4,889)	(21)	(458)	—	(5,908)	(34,774)
Loss on debt extinguishment	—	—	—	—	—	—	(5,526)	(5,526)
Fair value adjustments, net	(40,046)	—	(8,438)	—	—	—	(3,566)	(52,050)
Income tax expense	(28,023)	(59,867)	(31)	—	(1,219)	—	(25,197)	(114,337)

Net income (loss)	$59,199	$105,067	$(1,098)	$4,366	$(11,466)	$6,956	$(69,525)	$93,499

Segment assets (A)	$2,029,769	$276,423	$507,891	$76,852	$19,717	$35,686	$16,792	$2,963,130
Capital expenditures (B)	$36,976	$17,731	$34,013	$27,217	$3,426	$—	$625	$119,988

(A)	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
(B)	Balance represents cash flow amounts

Year ended December 31, 2010	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	Other	Total
Sales of metals	$230,024	$142,989	$23,628	$54,323	$53,875	$10,618	$—	$515,457
Productions costs applicable to sales	(127,658)	(60,023)	(14,043)	(24,760)	(27,040)	(4,112)	—	(257,636)
Depreciation and depletion	(91,505)	(19,650)	(17,487)	(1,890)	(8,525)	(1,989)	(573)	(141,619)

Gross profit (loss)	10,861	63,316	(7,902)	27,673	18,310	4,517	(573)	116,202
Exploration expense	4,658	9	659	190	5,791	—	2,942	14,249
Other operating expenses	352	—	170	1,544	—	—	24,987	27,053

OPERATING INCOME (LOSS)	5,851	63,307	(8,731)	25,939	12,519	4,517	(28,502)	74,900
Interest and other income, net	914	(373)	(26)	681	(3,974)	—	3,549	771
Interest expense, net	(21,567)	(325)	(1,591)	—	(90)	—	(7,369)	(30,942)
Loss on debt extinguishment	—	—	—	—	—	—	(20,300)	(20,300)
Fair value adjustments, net	(98,707)	—	(13,783)	—	—	—	(4,604)	(117,094)
Income tax expense	16,901	(21,655)	(8)	—	(8,523)	—	22,766	9,481

Income (loss) from continuing operations	(96,608)	40,954	(24,139)	26,620	(68)	4,517	(34,460)	$(83,184)
Loss from discontinued operations	—	—	—	—	—	—	(6,029)	$(6,029)
Loss on sale of net assets of discontinued operations	—	—	—	—	—	—	(2,095)	$(2,095)

Net income (loss)	$(96,608)	$40,954	$(24,139)	$26,620	$(68)	$4,517	$(42,584)	$(91,308)

Segment assets (A)	$2,119,367	$260,653	$512,401	$29,734	$21,290	$39,530	$17,414	$3,000,389
Capital expenditures (B)	$54,226	$6,159	$92,730	$2,349	$100	$—	$430	$155,994

(A)	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
(B)	Balance represents cash flow amounts

	2012	2011	2010
Assets
Total assets for reportable segments	$2,974,056	$2,963,130	$3,000,389
Cash and cash equivalents	125,440	175,012	66,118
Short term investments	999	20,254	—
Other assets	120,906	106,045	91,020

Total consolidated assets	$3,221,401	$3,264,441	$3,157,527

Geographic Information

	As of December 31,
	2012	2011	2010
Long Lived Assets:
United States	$608,051	$515,096	$488,104
Australia	29,408	33,999	37,147
Chile	65	65	14
Argentina	1,705	5,213	1,882
Bolivia	240,905	230,956	234,306
Mexico	1,795,677	1,903,374	2,028,864

Total	$2,675,811	$2,688,703	$2,790,317

	Twelve months ended December 31,
	2012	2011	2010
Revenues:
United States	$243,379	$208,517	$77,951
Mexico	442,098	513,097	230,025
Bolivia	178,005	267,502	142,988
Australia	18,848	18,737	10,618
Argentina	13,162	13,347	53,875

Total	$895,492	$1,021,200	$515,457

LITIGATION AND OTHER EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
LITIGATION AND OTHER EVENTS

NOTE 20 – LITIGATION AND OTHER EVENTS

Sites Related to Callahan Mining Corporation

In 1991, the Company acquired all of the outstanding common stock of Callahan Mining Corporation. Since then, the Company has received requests for information or notices of potential liability from state or federal agencies with regard to Callahan’s operations at sites in Idaho, Maine, Colorado and Washington. The Company did not make any decisions with respect to generation, transport or disposal of hazardous waste at these sites. Therefore, the Company believes that it is not liable for any potential cleanup costs either directly as an operator or indirectly as a parent. To date, none of these agencies have made any claims against the Company or Callahan for cleanup costs. The Company anticipates that further agency interaction may be possible with respect to three of these sites, discussed below.

Callahan operated a mine and mill in Brooksville, Maine from 1968 until 1972 and subsequently disposed of the property. In 2000, the U.S. Environmental Protection Agency, or EPA, made a formal request to the Company for information regarding the site. The site was placed on the National Priorities List on September 5, 2002, and the Maine Department of Transportation, a partial owner of the property, signed a consent order in 2005. In January 2009, the EPA and the State of Maine made additional formal requests to the Company for information relating to the site, to which the Company responded. The first phase of cleanup at the site began in April 2011.

The Van Stone Mine in Stevens County, Washington consists of several parcels and was mined from 1926 until 1993. Callahan sold its parcel in 1990. In February 2010, the State of Washington Department of Ecology notified Callahan Mining Corporation that it, among others, is a potentially liable person (PLP) under Washington law. Asarco LLC (“Asarco”), an affiliate of American Smelting and Refining Company, which developed the mill on the site in 1951, settled for $3.5 million. Another potentially liable person, Vaagen Brothers, signed a consent order which allows access to the site for a Remedial Investigation and Feasibility Study. Neither the Company nor Callahan Mining Corporation has received any further notices from the Washington Department of Ecology. On June 5, 2012, Asarco filed a lawsuit in the U.S. District Court for the Eastern District of Washington against five named defendants, including Callahan Mining Corporation, seeking contribution for the $3.5 million settlement. Callahan Mining Corporation filed a response and defense to the lawsuit on December 11, 2012 and does not believe it has any liability to Asarco. The Court has set a trial date for April 28, 2014. On January 23, 2013, the Court entered an Order dismissing one of the five named defendants from the lawsuit as a result of the parties reaching a settlement.

Callahan controlled the Akron Mine located in Gunnison County, Colorado under lease and option agreements with several owners from 1937-1960. In December 2003, the United States Forest Service (“USFS”) made a formal request for information to the Company for information regarding the site, to which the Company responded. In February 2007, the USFS made a formal request for information to Callahan for information regarding the site, to which Callahan responded. In April 2013, the USFS made a formal request for information to the Company regarding the site, to which the Company responded on June 10, 2013.

Bolivian Temporary Restriction on Mining above 4,400 Meters

On October 14, 2009, the Bolivian state-owned mining organization, COMIBOL, announced by resolution that it was temporarily suspending mining activities above the elevation of 4,400 meters above sea level while stability studies of Cerro Rico mountain are undertaken. The Company holds rights to mine above this elevation under valid contracts with COMIBOL as well as under authorized contracts with local mining cooperatives that hold their rights under contract themselves with COMIBOL. The Company temporarily adjusted its mine plan to confine mining activities to the ore deposits below 4,400 meters above sea level and timely notified COMIBOL of the need to lift the restriction.

The Cooperative Reserva Fiscal, with which the Company has one of those contracts, subsequently interpreted the COMIBOL resolution and determined that the Huacajchi deposit was not covered by such resolution. In March 2010, the Cooperative Reserva Fiscal notified COMIBOL that, based on its interpretation, it was resuming mining of high grade material above the 4,400 meter level in the Huacajchi deposit. In December 2011, the Cooperative Reserva Fiscal sent a similar notification to COMIBOL with respect to a further area above the 4,400 meter level known as Huacajchi Sur. Based on these notifications and on the absence of any objection from COMIBOL, the Company resumed mining operations at the San Bartolomé mine on the Huacajchi deposit and Huacajchi Sur. Mining in other areas above the 4,400 meter level continues to be suspended.

The partial suspension may reduce production until the Company is able to resume mining above 4,400 meters generally. It is uncertain at this time how long the suspension will remain in place. In addition, it is possible that COMIBOL may decide that the Company’s operations at the Huacajchi deposit or Huacajchi Sur are subject to the COMIBOL resolution, which may force the Company to cease mining at such deposits. If COMIBOL objects to the Company mining at the Huacajchi deposit or Huacajchi Sur or if the other restrictions are not lifted, the Company may need to write down the carrying value of the asset. It is also uncertain if any new mining or investment policies or shifts in political attitude may affect mining in Bolivia.

Unpatented Mining Claims Dispute at Rochester in Nevada

On December 5, 2011, Coeur Rochester filed a lawsuit in the Sixth Judicial District Court of Nevada against Rye Patch Gold Corp and Rye Patch Gold US, Inc. seeking a declaratory judgment as to Coeur Rochester’s ownership of 447 unpatented mining claims covering approximately 8,600 acres of federal lands in and surrounding the Coeur Rochester mine operation. On December 5, 2011, Rye Patch Gold US, Inc. filed a similar action asserting its interest in the claims in the Second Judicial District Court of Nevada. The Rye Patch action was subsequently moved to the Sixth Judicial Court and consolidated with Coeur Rochester’s pending action. The dispute stemmed from competing asserted interests in the mining claims between Coeur Rochester and Rye Patch following Coeur Rochester’s inadvertent failure to pay annual mining claim maintenance fees.

On June 24, 2013, Coeur Rochester entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) with Rye Patch. The closing of the transactions contemplated by the Settlement Agreement (the “Closing”) occurred on June 27, 2013. At the Closing, in accordance with the terms of the Settlement Agreement, all disputes among Coeur Rochester and Rye Patch regarding the competing unpatented mining claims were mutually released and Coeur Rochester and Rye Patch agreed to take necessary actions to cause all pending litigation involving the parties associated with the competing claims to be dismissed with prejudice. In addition, Coeur Rochester acquired all Rye Patch mining claims in dispute with those of Coeur Rochester, in exchange for (1) a $10 million cash payment, (2) the granting to Rye Patch of a 3.4% net smelter returns royalty on up to 39.4 million silver equivalent ounces produced and sold from the Rochester Mine beginning January 1, 2014, payable in cash on a quarterly basis, which had an estimated fair value of $22.0 million, and (3) granting Rye Patch an option to acquire CRI’s federal patented mining claim called “Blue Bird” (which option was timely exercised by Rye Patch and the transfer of the “Blue Bird” claim to Rye Patch occurred on July 11, 2013).

Appeal of Plan of Operations Amendment at Rochester in Nevada

The Rochester property is also the subject of an administrative appeal filed by Great Basin Resource Watch (“GBRW”) with the Interior Board of Land Appeals (“IBLA”). This appeal challenges the decision of the U.S. Bureau of Land Management (“BLM”) to approve a plan of operations amendment permitting resumed mining in the existing mine pit and construction of a new heap leach pad. GBRW asserts that the National Environmental Policy Act (“NEPA”) required an Environmental Impact Statement for the plan of operations amendment, as opposed to the Environmental Assessment (“EA”) that was prepared. GBRW further alleges that BLM violated the Federal Land Policy & Management Act (“FLPMA”) by failing to avoid unnecessary and undue degradation of public lands. Because GBRW did not seek a stay of BLM’s decision, operations are proceeding as approved. Coeur was granted intervenor status in the appeal and is actively participating in its resolution. The BLM and Coeur assert that the EA complies with NEPA and that BLM complied with FLPMA by, among other things, requiring mitigation of any possible future effects on water quality. BLM filed a Supplemental Briefing on March 1, 2012 regarding additional analysis conducted by the BLM further supporting and strengthening BLM and Coeur’s positions that the EA complies with NEPA. The Company cannot predict whether this will result in further briefing with the IBLA, when the IBLA will rule on the appeal or what impact, if any, an adverse ruling may have on Rochester’s operations.

NOTE 23 – LITIGATION AND OTHER EVENTS

Sites Related to Callahan Mining Corporation

In 1991, the Company acquired all of the outstanding common stock of Callahan Mining Corporation. Since then, the Company has received requests for information or notices of potential liability from state or federal agencies with regard to Callahan’s operations at sites in Idaho, Maine, Colorado and Washington. The Company did not make any decisions with respect to generation, transport or disposal of hazardous waste at these sites. Therefore, the Company believes that it is not liable for any potential cleanup costs either directly as an operator or indirectly as a parent. To date, none of these agencies have made any claims against the Company or Callahan for cleanup costs. The Company anticipates that further agency interaction may be possible with respect to two of these sites.

Callahan operated a mine and mill in Brooksville, Maine from 1968 until 1972 and subsequently disposed of the property. In 2000, the U.S. Environmental Protection Agency, or EPA, made a formal request to the Company for information regarding the site. The site was placed on the National Priorities List on September 5, 2002, and the Maine Department of Transportation, a partial owner of the property, signed a consent order in 2005. In January 2009, the EPA and the State of Maine made additional formal requests to the Company for information relating to the site, to which the Company responded. The first phase of cleanup at the site began in April 2011.

The Van Stone Mine in Stevens County, Washington consists of several parcels and was mined by several owners from 1926 until 1993. Callahan held an ownership interest in the Van Stone Mine from 1971 to 1990. In February 2010, the State of Washington Department of Ecology notified Callahan Mining Corporation that it, among others, is a potentially liable person (PLP) under Washington law. Asarco LLC (“Asarco”), an affiliate of American Smelting and Refining Company, which developed the mill on the site in 1951, settled for $3.5 million. Another potentially liable person, Vaagen Brothers, signed a consent order which allows access to the site for a Remedial Investigation and Feasibility Study. Neither the Company nor Callahan Mining Corporation has received any further notices from the Washington Department of Ecology. On June 5, 2012, Asarco filed a lawsuit in the U.S. District Court for the Eastern District of Washington against five named defendants, including Callahan Mining Corporation, seeking contribution for the $3.5 million settlement. Callahan Mining Corporation filed a response and defense to the lawsuit on December 11, 2012 and does not believe it has any liability to Asarco. The Court has set a trial date for April 28, 2014.

Bolivian Temporary Restriction on Mining above 4,400 Meters

On October 14, 2009, the Bolivian state-owned mining organization, COMIBOL, announced by resolution that it was temporarily suspending mining activities above the elevation of 4,400 meters above sea level while stability studies of Cerro Rico mountain are undertaken. The Company holds rights to mine above this elevation under valid contracts with COMIBOL as well as under authorized contracts with local mining cooperatives that hold their rights under contract themselves with COMIBOL. The Company temporarily adjusted its mine plan to confine mining activities to the ore deposits below 4,400 meters above sea level and timely notified COMIBOL of the need to lift the restriction.

The Cooperative Reserva Fiscal, with which the Company has one of those contracts, subsequently interpreted the COMIBOL resolution and determined that the Huacajchi deposit was not covered by such resolution. In March 2010, the Cooperative Reserva Fiscal notified COMIBOL that, based on its interpretation, it was resuming mining of high grade material above the 4,400 meter level in the Huacajchi deposit. In December 2011, the Cooperative Reserva Fiscal sent a similar notification to COMIBOL with respect to a further area above the 4,400 meter level known as Huacajchi Sur. Based on these notifications and on the absence of any objection from COMIBOL, the Company resumed mining operations at the San Bartolomé mine on the Huacajchi deposit and Huacajchi Sur. Mining in other areas above the 4,400 meter level continues to be suspended.

The partial suspension may reduce production until the Company is able to resume mining above 4,400 meters generally. It is uncertain at this time how long the suspension will remain in place. In addition, it is possible that COMIBOL may decide that the Company’s operations at the Huacajchi deposit or Huacajchi Sur are subject to the COMIBOL resolution, which may force the Company to cease mining at such deposits. If COMIBOL objects to the Company mining at the Huacajchi deposit or Huacajchi Sur or if the other restrictions are not lifted, the Company may need to write down the carrying value of the asset. It is also uncertain if any new mining or investment policies or shifts in political attitude may affect mining in Bolivia.

Unpatented Mining Claims Dispute at Rochester in Nevada

On December 5, 2011, Coeur Rochester filed a lawsuit in the Sixth Judicial District Court of Nevada against Rye Patch Gold Corp and Rye Patch Gold US, Inc. seeking a declaratory judgment as to Coeur Rochester’s ownership of 447 unpatented mining claims covering approximately 8,600 acres of federal lands in and surrounding the Coeur Rochester mine operation. On December 5, 2011, Rye Patch Gold US, Inc. filed a similar action asserting its interest in the claims in the Second Judicial District Court of Nevada. The Rye Patch action was subsequently moved to the Sixth Judicial Court and consolidated with Coeur Rochester’s pending action. The dispute stems from competing asserted interests in the mining claims between Coeur Rochester and Rye Patch following Coeur Rochester’s inadvertent failure to pay annual mining claim maintenance fees. On December 5, 2011, the court issued a temporary restraining order prohibiting Rye Patch from entering the property. On December 20, 2011, following a hearing, the District Court judge issued a preliminary injunction, enjoining Rye Patch from entering certain active mine areas at the Coeur Rochester mine operation. On March 6, 2012 Rye Patch filed a Motion for Preliminary Injunction to which Coeur Rochester responded in opposition on March 21, 2012. It is Coeur Rochester’s position that there is no new material for review by the Court since the original preliminary injunction was granted in favor of Coeur Rochester. However, if granted in favor of Rye Patch, a preliminary injunction could halt Coeur Rochester’s mining operations on the disputed claims. On May 7, 2012, the Court appointed a Special Master to address certain pre-trial matters. A hearing on the Motion was held before the Special Master appointed by the Court on June 27-28, 2012. On August 6, 2012, the Special Master issued a recommendation that the Court deny Rye Patch’s motion on the grounds that Rye Patch did not demonstrate a likelihood of success on the merits of the case and did not show that it would suffer irreparable harm if a preliminary injunction were not granted. On August 9-10, 2012, the Court entered orders adopting a number of recommendations made by the Special Master regarding several pending motions, including an order denying Rye Patch’s motion to revoke the appointment of the Special Master. On October 12, 2012, the Court continued the original November 2012 trial date, which has since been re-scheduled for September 2013.

On August 27, 2012, Coeur Rochester filed a Motion for Partial Summary Judgment with the Court, requesting the Court enter an Order declaring that Rye Patch’s LH Claims located within Coeur Rochester’s current Bureau of Land Management (BLM) approved plan of operations boundary are invalid because claims located by trespass cannot be valid. On August 29, 2012, Rye Patch filed a competing Motion for Partial Summary Judgment requesting the Court enter an Order declaring Coeur Rochester’s old unpatented mining claims as forfeited for failure to pay the annual maintenance fees to the BLM and that Rye Patch had a federal statutory right to locate the LH claims. Coeur Rochester and Rye Patch each has responded in opposition to the other party’s motions and filed subsequent replies to the opposition.

On September 7, 2012, Rye Patch filed a petition with the Nevada Supreme Court requesting a special writ be issued to the District Court to prevent its enforcement of its appointment of the Special Master. On October 5, 2012, the Supreme Court entered an order granting Rye Patch’s request for a temporary stay of the appointment of the Special Master. Coeur Rochester filed an answer to Rye Patch’s appeal with respect to the appointment of the Special Master on November 5, 2012. The Supreme Court will determine whether to hold a hearing or decide the appeal based only on the written filings.

The Company believes it holds a superior property interest to Rye Patch based on flaws in the Rye Patch claims, and the Company’s valid possessory rights in the claims. The mine operates under an approved BLM plan of operations and has continued normal operations while the legal action is pending. The Company cannot predict how the court will rule on the ownership interest in the claims and if all or some of the claims at issue will be retained by the Company. The Company believes there will be no impact to the current silver and gold reserves at Coeur Rochester as a result of the claims dispute. Furthermore, the Company believes the likelihood of a loss or impairment of assets is remote. The Company believes an adverse outcome would cause it to modify existing plans to further expand future mining operations, would require permits to be updated to reflect changes in claim ownership arising from an adverse outcome and would prevent the Company from future exploration in areas that are subject to any claims ultimately determined to be held by third parties.

Appeal of Plan of Operations Amendment at Rochester in Nevada

The Rochester property is also the subject of an administrative appeal filed by Great Basin Resource Watch (“GBRW”) with the Interior Board of Land Appeals (“IBLA”). This appeal challenges the decision of the U.S. Bureau of Land Management (“BLM”) to approve a plan of operations amendment permitting resumed mining in the existing mine pit and construction of a new heap leach pad. GBRW asserts that the National Environmental Policy Act (“NEPA”) required an Environmental Impact Statement for the plan of operations amendment, as opposed to the Environmental Assessment (“EA”) that was prepared. GBRW further alleges that BLM violated the Federal Land Policy & Management Act (“FLPMA”) by failing to avoid unnecessary and undue degradation of public lands. Because GBRW did not seek a stay of BLM’s decision, operations are proceeding as approved. Coeur was granted intervenor status in the appeal and is actively participating in its resolution. The BLM and Coeur assert that the EA complies with NEPA and that BLM complied with FLPMA by, among other things, requiring mitigation of any possible future effects on water quality. BLM filed a Supplemental Briefing on March 1, 2012 regarding additional analysis conducted by the BLM further supporting and strengthening BLM and Coeur’s positions that the EA complies with NEPA. The Company cannot predict whether this will result in further briefing with the IBLA, when the IBLA will rule on the appeal or what impact, if any, an adverse ruling may have on Rochester’s operations.

SUMMARY OF QUARTERLY FINANCIAL DATA (UNAUDITED)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
SUMMARY OF QUARTERLY FINANCIAL DATA (UNAUDITED)

NOTE 24 – SUMMARY OF QUARTERLY FINANCIAL DATA (UNAUDITED)

The following table sets forth a summary of the unaudited quarterly results of operations for the years ended December 31, 2012 and 2011 (In thousands, except per share data):

	Q1	Q2	Q3	Q4
2012
Sales of metals	$204,564	$254,406	$230,593	$205,929
Income (loss) from continuing operations	3,975	22,973	(15,821)	37,550
Net income (loss)	3,975	22,973	(15,821)	37,550
Depreciation, depletion, and amortization	52,592	61,024	52,844	52,397
Production costs	92,554	131,823	124,967	107,413
Exploration expenses	6,567	6,305	6,957	6,441
Other operating expenses (general and administrative, pre-development, and loss on impairment)	8,664	13,680	11,836	5,883
Cash provided by operating activities	17,002	113,203	79,735	61,694
Capital expenditures	31,647	32,238	29,972	21,784
Basic net income (loss) per share:
Income (loss) from continuing operations	0.04	0.26	(0.18)	0.42

Net income (loss)	$0.04	$0.26	$(0.18)	$0.42

Diluted net income (loss) per share:
Income (loss) from continuing operations	0.04	0.26	(0.18)	0.42

Net income (loss)	$0.04	$0.26	$(0.18)	$0.42

	Q1	Q2	Q3	Q4
2011
Sales of metals	$199,624	$231,090	$343,575	$246,911
Income from continuing operations	12,464	38,611	31,060	11,364
Net income	12,464	38,611	31,060	11,364
Depreciation, depletion, and amortization	50,041	57,641	58,652	58,166
Production costs	92,474	77,102	141,253	109,127
Exploration expenses	2,762	4,077	4,772	7,517
Other operating expenses	15,805	12,931	11,507	10,577
Cash provided by operating activities	35,786	111,065	181,911	87,411
Capital expenditures	15,918	25,764	38,099	40,207
Basic net income per share:
Income from continuing operations	0.14	0.43	0.35	0.13

Net income	$0.14	$0.43	$0.35	$0.13

Diluted net income per share:
Income from continuing operations	0.14	0.43	0.35	0.13

Net Income	$0.14	$0.43	$0.35	$0.13

SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 25 – SUBSEQUENT EVENTS

Indenture

On January 29, 2013, Coeur d’Alene Mines Corporation (the “Company”) completed an offering of $300 million in aggregate principal amount of 7.875% Senior Notes due 2021 (the “Notes”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes are governed by an Indenture, dated as of January 29, 2013 (the “Indenture”), among the Company, as issuer, certain of the Company’s subsidiaries named therein, as guarantors thereto (the “Guarantors”), and The Bank of New York Mellon, as trustee (the “Trustee”).

The Notes are the Company’s unsecured senior obligations and rank equally in right of payment with all of its existing and future unsecured senior debt and rank senior in right of payment to all of its existing and future subordinated debt. The Notes are effectively subordinated to any of the Company’s existing and future secured debt, including indebtedness under the Company’s senior credit facility (the “Senior Credit Facility”), to the extent of the value of the assets securing such debt. Initially, the Company’s obligations under the Notes are jointly and severally guaranteed by the all of the Company’s domestic subsidiaries that guarantee the borrowings under the Senior Credit Facility. In addition, each of the Company’s restricted subsidiaries that becomes a borrower under or that guarantees the Senior Credit Facility, or that guarantees other indebtedness that exceeds $20.0 million aggregate principal amount, will be required to guarantee the Notes in the future. The guarantees rank equally in right of payment to all of the Guarantors’ existing and future unsecured senior debt and senior in right of payment to all of the Guarantors’ existing and future subordinated debt. The guarantees are effectively subordinated to any of the Guarantors’ existing and future secured debt to the extent of the value of the assets securing such debt. The Notes are also structurally subordinated to the liabilities of subsidiaries of the Company that have not guaranteed the Notes.

The Notes bear interest at a rate of 7.875% per year from the date of original issuance or from the most recent payment date to which interest has been paid or provided for. Interest on the Notes is payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 2013. The Company will make each interest payment to the holders of record of the Notes on the immediately preceding January 15 and July 15. In certain circumstances the Company may be required to pay additional interest.

At any time prior to February 1, 2017, the Company may redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to the sum of (i) 100% of the principal amount thereof, plus (ii) a make-whole premium as of the date of redemption, plus (iii) accrued and unpaid interest and additional interest, if any, thereon, to the date of redemption. In addition, the Company may redeem some or all of the Notes on or after February 1, 2017, at redemption prices set forth in the Indenture, together with accrued and unpaid interest. At any time prior to February 1, 2016, the Company may use the proceeds of certain equity offerings to redeem up to 35% of the aggregate principal amount of the Notes, including any permitted additional Notes, at a redemption price equal to 107.875% of the principal amount.

Upon the occurrence of a change of control triggering event (as defined in the Indenture), unless the Company has exercised its right to redeem the Notes, each holder of Notes will have the right to require the Company to repurchase all or a portion of such holder’s Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

If the Company or its restricted subsidiaries sell assets under certain circumstances specified in the Indenture and do not use the proceeds for certain specified purposes, the Company must offer to use certain net proceeds therefrom to repurchase the Notes and other debt that ranks equal in right of payment to the Notes on a pro rata basis. The purchase price of the Notes will be equal to 100% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to the applicable date of repurchase.

If the Company receives excess political risk insurance proceeds (as defined in the Indenture) related to its San Bartolomé mine and does not use the proceeds for certain specified purposes, the Company must offer to use certain net proceeds therefrom to repurchase the Notes and other debt that ranks equal in right of payment to the Notes and contains similar political risk insurance offer provisions on a pro rata basis. The purchase price of the Notes will be equal to 100% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to the applicable date of repurchase.

The Indenture contains covenants that, among other things, limit the Company’s ability under certain circumstances to create liens or enter into sale-leaseback transactions and impose conditions on the Company’s ability to engage in mergers, consolidations and sales of all or substantially all of its assets.

The Indenture also contains certain “Events of Default” (as defined in the Indenture) customary for indentures of this type. If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, and the Trustee at the request of the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Notes to be due and payable.

Registration Rights Agreement

In connection with the sale of the Notes, the Company entered into a Registration Rights Agreement, dated as of January 29, 2013 (the “Registration Rights Agreement”), with the Guarantors and Barclays Capital Inc., as initial purchaser of the Notes. Under the Registration Rights Agreement, the Company and the Guarantors have agreed, to (i) file a registration statement (the “Exchange Offer Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) with respect to a registered offer (the “Exchange Offer”) to exchange the Notes for new notes of the Company having terms substantially identical in all material respects to the Notes (the “Exchange Notes”), (ii) to use their commercially reasonable efforts to cause the Exchange Offer to be completed on or prior to 365 days after January 29, 2013 and (iii) to commence the Exchange Offer and use their commercially reasonable efforts to issue on or prior to 35 business days, or longer, if required by applicable securities laws, after the date on which the Exchange Offer Registration Statement was declared effective by the SEC, the Exchange Notes in exchange for all Notes tendered prior thereto in the Exchange Offer.

If the Exchange Offer is not consummated, under certain circumstances and within specified time periods, the Company and the Guarantors are required to file a shelf registration statement (the “Shelf Registration Statement”) covering resales of the Notes, use their commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective and to keep the Shelf Registration Statement effective until such time as the Notes cease to be registrable securities.

Subject to certain limitations, the Company and the Guarantors will be required to pay the holders of the Notes special interest on the Notes if (i) the Exchange Offer is not completed on or prior to 365 days after January 29, 2013, (ii) the Company and the Guarantors fail to file any Shelf Registration Statement required by the Registration Rights Agreement on or before the date specified for such filing, (iii) any such Shelf Registration Statement is not declared effective by the SEC prior to the date specified for such effectiveness, (iv) the Company and the Guarantors fail to consummate the Exchange Offer within 35 business days after the date on which the Exchange Offer Registration Statement was declared effective by the SEC, or (v) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of registrable securities during specified time periods.

Offer to repurchase

The Company announced on February 13, 2013 that it is offering to repurchase all of its outstanding 3.25% Convertible Senior Notes due 2028 (the “Notes”). As of February 12, 2013, there was $48,658,000 aggregate principal amount of Notes outstanding.

The Indenture governing the Notes provides the holders of the Notes with a right to require the Company to purchase their Notes on March 15, 2013. To the extent that holders exercise this put right, the Company will pay a repurchase price in cash, consisting of 100% of the principal amount of the Notes repurchased, plus accrued but unpaid interest, up to, but not including, March 15, 2013.

Holders may exercise their put right by delivery to the Company and the Paying Agent of a written notice of purchase at any time from the opening of business on February 13, 2013 until 5:00 p.m. New York City time on March 14, 2013, stating (i) the certificate number of the Note which the Holder will deliver to be repurchased, (ii) the portion of the principal amount of the Note which the Holder will deliver to be repurchased, which portion must be in a principal amount of $1,000 or an integral multiple thereof and (iii) that such Note shall be repurchased as of the Repurchase Date pursuant to the terms and conditions specified in paragraph 6 of the Notes and in the Indenture, or by delivery or book-entry transfer of such Notes to the Paying Agent prior to, on or after the Repurchase Date at the offices of the Paying Agent. Unless the Company defaults in making payment of the Repurchase Price, interest on Notes covered by any Repurchase Notice will cease to accrue on and after the Repurchase Date.

The Notes may be converted during the periods or upon the events described in the Indenture. Upon a conversion of the Notes, a Holder would be entitled to receive a cash payment equal to the “Principal Portion” (as defined in the Indenture) plus, in certain circumstances, an amount in excess thereof paid in cash, shares of the Company’s common stock or a combination thereof, at the Company’s election. The type and amount of consideration a Holder would receive upon conversion of its Notes would depend on, among other things, the conversion rate applicable at the time of conversion, the trading prices of the Company’s common stock during a 20 -day trading period beginning on the second business day following the Holder’s conversion election and whether the Company elects to settle any excess amount in cash, common stock or a combination thereof. The conversion rate in effect on February 13, 2013 was 17.6025 shares of common stock per $1,000 principal amount of the Notes and the conversion price in effect at that time was $56.81 per share of common stock.

A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Repurchase Notice at any time prior to 5:00 p.m. on March 14, 2013, specifying (i) the certificate and principal amount of the Note in respect of which such notice of withdrawal is being submitted and (ii) the principal amount, if any, of such Note which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

The Repurchase Price for any Notes as to which a Repurchase Notice has been given and not withdrawn shall be paid promptly following the later of the Repurchase Date and the time of surrender of such Notes.

Acquisition of Orko Silver Corp.

On February 20, 2013, the Company entered into a definitive agreement to acquire all of the issued and outstanding common shares of Orko Silver Corp. (“Orko”) (TSX VENTURE: OK). Under the terms of the agreement, Orko shareholders may elect to receive in exchange for each Orko share:

•	0.0815 common shares of Coeur (“Coeur Shares”) and CAD $0.70 cash and 0.01118 warrants to purchase Coeur shares (“Coeur Warrants”);

•

0.1118 Coeur Shares and 0.01118 Coeur Warrants, subject to pro-ration as to the number of Coeur Shares if the total number of Coeur Shares elected by Orko shareholders exceeds approximately 11.6 million ; or

•	CAD $2.60 in cash and 0.01118 Coeur Warrants, subject to pro-ration as to the amount of cash if the total cash elected by Orko shareholders exceeds CAD $100 million.

Each whole Coeur Warrant will be exercisable for one Coeur Share for a period of four years at an exercise price of US $30.00, all subject to adjustment in accordance with the terms of the warrant.

In connection with the agreement, Orko executed and delivered a promissory note (the “Note”) in the principal amount of CAD$11,600,000 in favor of the Company in connection with the Company’s payment, on behalf of Orko, of the termination fee due to First Majestic Silver Corp. (“First Majestic”) pursuant to Orko’s and First Majestic’s arrangement agreement, dated as of December 16, 2012 (the “First Majestic Arrangement Agreement”). Orko and First Majestic terminated the First Majestic Arrangement Agreement in accordance with its terms on February 20, 2013. The indebtedness due under the Note will not accrue interest. The Note has a maturity date of August 20, 2014; provided, however, that earlier repayment may be required upon the occurrence of certain events of default or upon a Termination Payment becoming payable pursuant to the Arrangement Agreement. The Note includes customary representations, warranties and covenants by the parties thereto.

SUPPLEMENTAL GUARANTOR INFORMATION	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Text Block [Abstract]
SUPPLEMENTAL GUARANTOR INFORMATION

NOTE 21 – SUPPLEMENTAL GUARANTOR INFORMATION

The following Condensed Consolidating Financial Statements are presented to satisfy disclosure requirements of Rule 3-10 of Regulation S-X resulting from the guarantees by Coeur Alaska, Inc., Coeur Explorations, Inc., Coeur Rochester, Inc. and Coeur South America Corp. (collectively, the “Subsidiary Guarantors”) of the $300 million aggregate principal amount of 7.875% senior notes issued by Coeur on January 29, 2013. The following schedules present Condensed Consolidating Financial Statements of (a) Coeur, the parent company; (b) the Subsidiary Guarantors; and (c) certain wholly owned domestic and foreign subsidiaries of the Company (collectively, the “Non-Guarantor Subsidiaries”). Each of the Subsidiary Guarantors is 100% owned by Coeur, the guarantees are full and unconditional and no other subsidiary of Coeur guaranteed any security issued under the Registration Statement. There are no restrictions on the ability of Coeur to obtain funds from its subsidiaries by dividend or loan.

CONDENSED CONSOLIDATING BALANCE SHEET

JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$186,881	$723	$61,927	$—	$249,531
Short term investments	—	—	—	—	—
Receivables	1,414	9,300	53,893	—	64,607
Ore on leach pad	—	28,880	—	—	28,880
Metal and other inventory	—	34,933	113,353	—	148,286
Deferred tax assets	—	—	2,620	—	2,620
Restricted Assets	—	—	660	—	660
Prepaid expenses and other	3,384	8,480	6,081	—	17,945

	191,679	82,316	238,534	—	512,529

Non-Current Assets
Property, plant and equipment, net	1,700	203,350	455,283	—	660,333
Mining properties, net	—	297,594	2,060,095	—	2,357,689
Ore on leach pad, non-current portion	—	26,861	—	—	26,861
Restricted assets	18,682	60	5,726	—	24,468
Marketable securities	16,008	—	—	—	16,008
Receivables, non-current portion	—	—	38,539	—	38,539
Debt issuance costs, net	11,890	—	—	—	11,890
Deferred tax assets	955	—	14	—	969
Net investment in subsidiaries	1,878,855	—	1,578,799	(3,457,654)	—
Other	52,443	14,717	318,635	(368,365)	17,430

Total Assets	$2,172,212	$624,898	$4,695,625	$(3,826,019)	$3,666,716

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$2,379	$16,948	$38,119	$—	$57,446
Accrued liabilities and other	2,309	2,254	4,806	—	9,369
Accrued income taxes	34	—	8,628	—	8,662
Accrued payroll and related benefits	3,231	4,312	8,033	—	15,576
Accrued interest payable	10,222	4	1,033	(1,022)	10,237
Current portion of capital leases and other debt obligations	—	2,421	307,714	(304,650)	5,485
Current portion of royalty obligation	—	2,911	41,694	—	44,605
Current portion of reclamation and mine closure	—	—	1,068	(595)	473
Deferred tax liability	—	—	121	—	121

	18,175	28,850	411,216	(306,267)	151,974

Non-Current Liabilities
Long-term debt and capital leases	305,333	312	63,625	(62,692)	306,578
Non-current portion of royalty obligation	—	19,135	67,169	—	86,304
Reclamation and mine closure	—	24,009	11,104	595	35,708
Deferred income taxes	118,743	—	592,807	—	711,550
Other long term liabilities	955	705	21,450	—	23,110
Intercompany payable (receivable)	(622,486)	392,288	230,198	—	—

	(197,455)	436,449	986,353	(62,097)	1,163,250

Stockholders’ Equity
Common stock	1,016	350	120,848	(121,198)	1,016
Additional paid-in capital	2,770,953	107,734	3,235,572	(3,343,306)	2,770,953
Accumulated deficit	(418,926)	51,515	(58,364)	6,849	(418,926)
Accumulated other comprehensive loss	(1,551)	—	—	—	(1,551)

Total Liabilities and Stockholders’ Equity	$2,172,212	$624,898	$4,695,625	$(3,826,019)	$3,666,716

Coeur Mining, Inc. and Subsidiaries

Notes to Condensed Consolidated Financial Statements (Unaudited) – (Continued)

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$86,788	$400	$38,252	$—	$125,440
Short term investments	999	—	—	—	999
Receivables	8,520	7,643	46,275	—	62,438
Ore on leach pad	—	22,991	—	—	22,991
Metal and other inventory	—	45,906	124,764	—	170,670
Deferred tax assets	—	—	2,458	—	2,458
Restricted Assets	—	—	396	—	396
Prepaid expenses and other	3,395	5,947	11,448	—	20,790

Total Current Assets	99,702	82,887	223,593	—	406,182

Non-Current Assets
Property, plant and equipment, net	4,183	208,857	470,820	—	683,860
Mining properties, net	—	301,506	1,690,445	—	1,991,951
Ore on leach pad, non-current portion	—	21,356	—	—	21,356
Restricted assets	18,922	60	5,988	—	24,970
Marketable securities	27,065	—	—	—	27,065
Receivables, non-current portion	—	—	48,767	—	48,767
Debt issuance costs, net	3,713	—	—	—	3,713
Deferred tax assets	955	—	—	—	955
Net investment in subsidiaries	1,553,434	—	1,285,862	(2,839,296)	—
Other	39,120	12,360	318,330	(357,228)	12,582

Total Assets	$1,747,094	$627,026	$4,043,805	$(3,196,524)	$3,221,401

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$2,954	$17,211	$37,317	$—	$57,482
Accrued liabilities and other	1,418	4,014	4,570	—	10,002
Accrued income taxes	257	—	26,851	—	27,108
Accrued payroll and related benefits	7,477	8,158	5,671	—	21,306
Accrued interest payable	463	5	1,002	(992)	478
Current portion of capital leases and other debt obligations	48,081	3,013	309,539	(304,650)	55,983
Current portion of royalty obligation	—	—	65,104	—	65,104
Current portion of reclamation and mine closure	—	—	1,445	(777)	668
Deferred tax liability	—	—	121	—	121

	60,650	32,401	451,620	(306,419)	238,252

Non-Current Liabilities
Long-term debt and capital leases	—	1,675	53,367	(51,582)	3,460
Non-current portion of royalty obligation	—	—	141,879	—	141,879
Reclamation and mine closure	—	23,149	10,744	777	34,670
Deferred income taxes	115,425	—	462,063	—	577,488
Other long term liabilities	955	8,086	18,331	—	27,372
Intercompany payable (receivable)	(628,216)	390,480	237,736	—	—

	(511,836)	423,390	924,120	(50,805)	784,869

Stockholders’ Equity
Common stock	903	350	22,760	(23,110)	903
Additional paid-in capital	2,601,254	107,734	2,748,173	(2,855,907)	2,601,254
Accumulated deficit	(396,156)	63,151	(102,868)	39,717	(396,156)
Accumulated other comprehensive loss	(7,721)	—	—	—	(7,721)

Total Liabilities and Stockholders’ Equity	$1,747,094	$627,026	$4,043,805	$(3,196,524)	$3,221,401

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$65,754	$138,771	$—	$204,525
Production costs applicable to sales	—	(53,207)	(89,717)	—	(142,924)
Depreciation, depletion and amortization	(231)	(15,589)	(41,833)	—	(57,653)

Gross Profit	(231)	(3,042)	7,221	—	3,948

COSTS AND EXPENSES
General and administrative	12,617	1,375	1,034	—	15,026
Exploration	314	1,398	5,062	—	6,774
Litigation Settlement		32,046			32,046
Loss on impairment and other	—	—	86	—	86
Pre-development, care, maintenance, and other	—	698	275	—	973

Total costs and expenses	12,931	35,517	6,457	—	54,905

OPERATING INCOME (LOSS)	(13,162)	(38,559)	764	—	(50,957)

OTHER INCOME AND EXPENSE
Fair value adjustments, net	(662)	6,350	61,066	—	66,754
Other than temporary impairment of marketable sec.	(17,192)	—	—	—	(17,192)
Interest and other, net	1,309	241	(247)	(884)	419
Interest expense, net of capitalized interest	(6,623)	(100)	(5,091)	884	(10,930)

Total other income and expense, net	(23,168)	6,491	55,728	—	39,051

INCOME (LOSS) BEFORE INCOME TAXES	(36,330)	(32,068)	56,492	—	(11,906)
Income tax provision	(824)	(191)	(22,119)	—	(23,134)

Total income (loss) after taxes	(37,154)	(32,259)	34,373	—	(35,040)

Equity income (loss) in consolidated subsidiaries	2,114	—	—	(2,114)	—

NET INCOME (LOSS)	$(35,040)	$(32,259)	$34,373	$(2,114)	$(35,040)

CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

THREE MONTHS ENDED JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET INCOME (LOSS)	$(35,040)	$(32,259)	$34,373	$(2,114)	$(35,040)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities, net	(7,491)	—	—	—	(7,491)
Reclassification adjustments for losses included in net income	17,192	—	—	—	17,192

Other comprehensive income (loss)	9,701	—	—	—	9,701

COMPREHENSIVE INCOME (LOSS)	$(25,339)	$(32,259)	$34,373	$(2,114)	$(25,339)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$55,277	$199,129	$—	$254,406
Production costs applicable to sales	—	(36,857)	(94,966)	—	(131,823)
Depreciation, depletion and amortization	(131)	(11,780)	(49,113)	—	(61,024)

Gross Profit	(131)	6,640	55,050	—	61,559

COSTS AND EXPENSES
General and administrative	7,989	432	173	—	8,594
Exploration	212	1,782	4,311	—	6,305
Loss on impairment and other	—	—	4,813	—	4,813
Pre-development, care, maintenance, and other	—	276	(3)	—	273

Total costs and expenses	8,201	2,490	9,294	—	19,985

OPERATING INCOME (LOSS)	(8,332)	4,150	45,756	—	41,574

OTHER INCOME AND EXPENSE
Fair value adjustments, net	(254)	2,187	14,106	—	16,039
Interest and other income, net	2,176	325	(4,495)	(1,227)	(3,221)
Interest expense, net of capitalized interest	(940)	(908)	(6,936)	1,227	(7,557)

Total other income and expense, net	982	1,604	2,675	—	5,261

INCOME (LOSS) BEFORE INCOME TAXES	(7,350)	5,754	48,431	—	46,835
Income tax benefit (provision)	(388)	—	(23,474)	—	(23,862)

Total income (loss) after taxes	(7,738)	5,754	24,957	—	22,973

Equity income (loss) in consolidated subsidiaries	30,711	—	—	(30,711)	—

NET INCOME (LOSS)	$22,973	$5,754	$24,957	$(30,711)	$22,973

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

THREE MONTHS ENDED JUNE 30, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET INCOME (LOSS)	$22,973	$5,754	$24,957	$(30,711)	$22,973
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities, net	(5,676)	—	—	—	(5,676)

Other comprehensive income (loss)	(5,676)	—	—	—	(5,676)

COMPREHENSIVE INCOME (LOSS)	$17,297	$5,754	$24,957	$(30,711)	$17,297

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$144,502	$231,820	$—	$376,322
Production costs applicable to sales	—	(98,274)	(133,434)	—	(231,708)
Depreciation, depletion, and amortization	(450)	(31,160)	(76,479)	—	(108,089)

Gross Profit	(450)	15,068	21,907	—	36,525

COSTS AND EXPENSES
General and administrative	22,354	1,542	1,357	—	25,253
Exploration	663	2,862	10,090	—	13,615
Litigation settlement		32,046			32,046
Loss on impairment and other	—	—	205	—	205
Pre-development, care, maintenance, and other	—	698	4,760	—	5,458

Total costs and expenses	23,017	37,148	16,412	—	76,577

OPERATING INCOME (LOSS)	(23,467)	(22,080)	5,495	—	(40,052)

OTHER INCOME AND EXPENSE
Fair value adjustments, net	(1,522)	10,577	75,495	—	84,550
Other than temporary impairment of marketable sec.	(17,227)	—	—	—	(17,227)
Interest and other, net	2,208	475	3,316	(1,724)	4,275
Interest expense, net of capitalized interest	(12,320)	(364)	(9,702)	1,724	(20,662)

Total other income and expense, net	(28,861)	10,688	69,109	—	50,936

INCOME (LOSS) BEFORE INCOME TAXES	(52,328)	(11,392)	74,604	—	10,884
Income tax benefit (provision)	(3,310)	(246)	(30,098)	—	(33,654)

Total income (loss) after taxes	(55,638)	(11,638)	44,506	—	(22,770)

Equity income (loss) in consolidated subsidiaries	32,868	—	—	(32,868)	—

NET INCOME (LOSS)	$(22,770)	$(11,638)	$44,506	$(32,868)	$(22,770)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

SIX MONTHS ENDED JUNE 30, 2013

NET INCOME (LOSS)	$(22,770)	$(11,638)	$44,506	$(32,868)	$(22,770)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on Available for sale securities	(11,057)	—	—	—	(11,057)
Reclassification adjustments for losses included in net income	17,227	—	—	—	17,227

Other comprehensive income (loss)	6,170	—	—	—	6,170

COMPREHENSIVE INCOME (LOSS)	$(16,600)	$(11,638)	$44,506	$(32,868)	$(16,600)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$84,412	$374,558	$—	$458,970
Production costs applicable to sales	—	(63,513)	(160,864)	—	(224,377)
Depreciation, depletion and amortization	(248)	(20,026)	(93,342)	—	(113,616)

Gross Profit	(248)	873	120,352	—	120,977

COSTS AND EXPENSES
General and administrative	15,035	766	389	—	16,190
Exploration	818	2,941	9,113	—	12,872
Loss on impairment and other	—	—	4,813	—	4,813
Pre-development, care, maintenance, and other	—	1,303	38	—	1,341

Total costs and expenses	15,853	5,010	14,353	—	35,216

OPERATING INCOME (LOSS)	(16,101)	(4,137)	105,999	—	85,761

OTHER INCOME AND EXPENSE
Fair value adjustments, net	2,795	1,636	(11,505)	—	(7,074)
Interest and other, net	3,670	784	199	(2,867)	1,786
Interest expense, net of capitalized interest	(1,901)	(1,808)	(13,385)	2,867	(14,227)

Total other income and expense, net	4,564	612	(24,691)	—	(19,515)

INCOME (LOSS) BEFORE INCOME TAXES	(11,537)	(3,525)	81,308	—	66,246
Income tax benefit (provision)	(3,524)	—	(35,774)	—	(39,298)

Total income (loss) after taxes	(15,061)	(3,525)	45,534	—	26,948

Equity income (loss) in consolidated subsidiaries	42,009	—	—	(42,009)	—

NET INCOME (LOSS)	$26,948	$(3,525)	$45,534	$(42,009)	$26,948

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

SIX MONTHS ENDED JUNE 30, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated

NET INCOME (LOSS)	$26,948	$(3,525)	$45,534	$(42,009)	$26,948

OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities	(5,252)	—	—	—	(5,252)

Other comprehensive income (loss)	(5,252)	—	—	—	(5,252)

COMPREHENSIVE INCOME (LOSS)	$21,696	$(3,525)	$45,534	$(42,009)	$21,696

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

THREE MONTHS ENDED JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$(4,115)	$3,768	$65,798	$(2,113)	$63,338

Cash Flows From Investing Activities
Purchase of short term investments and marketable securities	—	(23)	(660)	—	(683)
Proceeds from sales and maturities of short term investments, marketable securities	1,498	24	—	—	1,522
Capital expenditures	(129)	(14,003)	(13,069)	—	(27,201)
Acquisition of Orko Silver Corporation	(107,249)	—	3,488	2,113	(101,648)
Other	(18)	205	67	—	254

Cash provided by (used in) investing activities	(105,898)	(13,797)	(10,174)	2,113	(127,756)

Cash Flows From Financing Activities
Payments on long-term debt, capital leases, and associated costs	—	(715)	(1,142)	—	(1,857)
Payments on gold lease obligation	—	—	(15,480)	—	(15,480)
Net intercompany borrowings (repayments)	(11,666)	11,183	483	—	—
Other	(25)	—	—	—	(25)

Cash provided by (used in) financing activities	(11,691)	10,468	(16,139)	—	(17,362)

Increase (decrease) in cash and cash equivalents	(121,704)	439	39,485	—	(81,780)
Cash and cash equivalents at beginning of period	308,585	284	22,442	—	331,311

Cash and cash equivalents at end of period	$186,881	$723	$61,927	$—	$249,531

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

THREE MONTHS ENDED JUNE 30, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$26,729	$(2,913)	$120,097	$(30,710)	$113,203

Cash Flows From Investing Activities
Purchase of short term investments and marketable securities	(6,807)	(24)	—	—	(6,831)
Proceeds from sales and maturities of short term investments, marketable securities	659	24	—	—	683
Capital expenditures	(466)	(12,269)	(19,503)	—	(32,238)
Other	1,038	—	(43)	—	995
Investments in unconsolidated subsidiaries	(30,710)	—	—	30,710	—

Cash provided by (used in) investing activities	(36,286)	(12,269)	(19,546)	30,710	(37,391)

Cash Flows From Financing Activities
Payments on long-term debt, capital leases, and associated costs	—	(4,702)	(4,092)	—	(8,794)
Payments on gold production royalty	—	—	(19,287)	—	(19,287)
Net intercompany borrowings (repayments)	55,024	20,330	(75,354)	—	—
Other	(217)	—	—	—	(217)

Cash provided by financing activities	54,807	15,628	(98,733)	—	(28,298)

Increase (decrease) in cash & cash equivalents	45,250	446	1,818	—	47,514
Cash and cash equivalents at beginning of period	79,656	91	72,136	—	151,883

Cash and cash equivalents at end of period	$124,906	$537	$73,954	$—	$199,397

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$18,859	$20,659	$69,621	$(32,867)	$76,272

Cash Flows From Investing Activities
Purchase of short term investments and marketable securities	(1,598)	(39)	(3,695)	—	(5,332)
Proceeds from sales and maturities of short term investments, marketable securities	2,873	38	3,433	—	6,344
Capital expenditures	(557)	(20,629)	(18,842)	—	(40,028)
Acquisition of Orko Silver Corporation	(149,568)	—	3,487	32,867	(113,214)
Other	(6)	443	772	—	1,209

Cash provided by (used in) investing activities	(148,856)	(20,187)	(14,845)	32,867	(151,021)

Cash Flows From Financing Activities
Proceeds from issuance of notes and bank borrowings	300,000	—	—	—	300,000
Payments on long-term debt, capital leases, and associated costs	(52,565)	(1,955)	(2,677)	—	(57,197)
Payments on gold production royalty	—	—	(30,929)	—	(30,929)
Share repurchases	(12,557)	—	—	—	(12,557)
Net intercompany borrowings (repayments)	(4,311)	1,806	2,505	—	—
Other	(477)	—	—	—	(477)

Cash provided by (used in) financing activities	230,090	(149)	(31,101)	—	198,840

Increase (decrease) in cash & cash equivalents	100,093	323	23,675	—	124,091
Cash and cash equivalents at beginning of period	86,788	400	38,252	—	125,440

Cash and cash equivalents at end of period	$186,881	$723	$61,927	$—	$249,531

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$29,931	$(9,217)	$151,498	$(42,008)	$130,204

Cash Flows From Investing Activities
Purchase of short term investments and marketable securities	(7,843)	(23)	—	—	(7,866)
Proceeds from sales and maturities of short term investments, marketable securities	20,677	24	—	—	20,701
Capital expenditures	(559)	(25,787)	(37,539)	—	(63,885)
Other	1,666	—	(486)	—	1,180
Investments in unconsolidated subsidiaries	(42,008)	—	—	42,008	—

Cash used in investing activities	(28,067)	(25,786)	(38,025)	42,008	(49,870)

Cash Flows From Financing Activities
Payments on long-term debt, capital leases, and associated costs	(282)	(6,068)	(7,894)	—	(14,244)
Payments on gold production royalty	—	—	(40,660)	—	(40,660)
Net intercompany borrowings (repayments)	38,697	41,175	(79,872)	—	—
Other	(1,045)	—	—	—	(1,045)

Cash provided by financing activities	37,370	35,107	(128,426)	—	(55,949)

Increase (decrease) in cash & cash equivalents	39,234	104	(14,953)	—	24,385
Cash and cash equivalents at beginning of period	85,672	433	88,907	—	175,012

Cash and cash equivalents at end of period	$124,906	$537	$73,954	$—	$199,397

NOTE 26 – SUPPLEMENTAL GUARANTOR INFORMATION

The following Condensed Consolidating Financial Statements are presented to satisfy disclosure requirements of Rule 3-10 of Regulation S-X resulting from the guarantees by Coeur Alaska, Inc., Coeur Explorations, Inc., Coeur Rochester, Inc. and Coeur South America Corp. (collectively, the “Subsidiary Guarantors”) of the $300 million aggregate principal amount of 7.875% Senior Notes issued by Coeur on January 29, 2013. See Note 21—Subsequent events for additional discussion. The following schedules present Condensed Consolidating Financial Statements of (a) Coeur, the parent company; (b) the Subsidiary Guarantors; and (c) certain wholly owned domestic and foreign subsidiaries of the Company (collectively, the “Non-Guarantor Subsidiaries”). Each of the Subsidiary Guarantors is 100% owned by Coeur, the guarantees are full and unconditional and no other subsidiary of Coeur guaranteed any security issued under the Registration Statement. There are no restrictions on the ability of Coeur to obtain funds from its subsidiaries by dividend or loan.

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$86,788	$400	$38,252	$—	$125,440
Short term investments	999	—	—	—	999
Receivables	8,520	7,643	46,275	—	62,438
Ore on leach pad	—	22,991	—	—	22,991
Metal and other inventory	—	45,906	124,764	—	170,670
Deferred tax assets	—	—	2,458	—	2,458
Restricted Assets	—	—	396	—	396
Prepaid expenses and other	3,395	5,947	11,448	—	20,790

	99,702	82,887	223,593	—	406,182

Non-Current Assets
Property, plant and equipment, net	4,183	208,857	470,820	—	683,860
Mining properties, net	—	301,506	1,690,445	—	1,991,951
Ore on leach pad, non-current portion	—	21,356	—	—	21,356
Restricted assets	18,922	60	5,988	—	24,970
Marketable securities	27,065	—	—	—	27,065
Receivables, non-current portion	—	—	48,767	—	48,767
Debt issuance costs, net	3,713	—	—	—	3,713
Deferred tax assets	955	—	—	—	955
Net investment in subsidiaries	1,553,434	—	1,285,862	(2,839,296)	—
Other	39,120	12,360	318,330	(357,228)	12,582

Total Assets	$1,747,094	$627,026	$4,043,805	$(3,196,524)	$3,221,401

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$2,954	$17,211	$37,317	$—	$57,482
Accrued liabilities and other	1,418	4,014	4,570	—	10,002
Accrued income taxes	257	—	26,851	—	27,108
Accrued payroll and related benefits	7,477	8,158	5,671	—	21,306
Accrued interest payable	463	5	1,002	(992)	478
Current portion of debt and capital leases	48,081	3,013	309,539	(304,650)	55,983
Current portion of royalty obligation	—	—	65,104	—	65,104
Current portion of reclamation and mine closure	—	—	1,445	(777)	668
Deferred tax liability	—	—	121	—	121

	60,650	32,401	451,620	(306,419)	238,252

Non-Current Liabilities
Long-term debt and capital leases	—	1,675	53,367	(51,582)	3,460
Non-current portion of royalty obligation	—	—	141,879	—	141,879
Reclamation and mine closure	—	23,149	10,744	777	34,670
Deferred tax liabilities	115,425	—	462,063	—	577,488
Other long term liabilities	955	8,086	18,331	—	27,372
Intercompany payable (receivable)	(628,216)	390,480	237,736	—	—

	(511,836)	423,390	924,120	(50,805)	784,869

COMMITMENTS AND CONTINGENCIES
Shareholders’ Equity
Common stock	903	350	22,760	(23,110)	903
Additional paid-in capital	2,601,254	107,734	2,748,173	(2,855,907)	2,601,254
Accumulated deficit	(396,156)	63,151	(102,868)	39,717	(396,156)
Accumulated other comprehensive loss	(7,721)	—	—	—	(7,721)

Total Liabilities and Shareholders’ Equity	$1,747,094	$627,026	$4,043,805	$(3,196,524)	$3,221,401

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2011

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$85,672	$433	$88,907	$—	$175,012
Short term investments	20,254	—	—	—	20,254
Receivables	8,697	13,251	61,549	—	83,497
Ore on leach pad	—	27,252	—	—	27,252
Metal and other inventory	—	19,302	113,479	—	132,781
Deferred tax assets	—	—	1,869	—	1,869
Restricted Assets	—	—	60	—	60
Prepaid expenses and other	3,803	7,323	13,092	—	24,218

	118,426	67,561	278,956	—	464,943

Non-Current Assets
Property, plant and equipment, net	3,420	202,311	481,945	—	687,676
Mining properties, net	—	309,287	1,691,740	—	2,001,027
Ore on leach pad, non-current portion	—	6,679	—	—	6,679
Restricted assets	18,904	4,705	5,302	—	28,911
Marketable securities	19,844	—	—	—	19,844
Receivables, non-current portion	—	—	40,314	—	40,314
Debt issuance costs, net	434	1,455	—	—	1,889
Deferred tax assets	—	—	263	—	263
Net investment in subsidiaries	1,437,711	—	1,285,863	(2,723,574)	—
Other	35,867	6,023	318,533	(347,528)	12,895

Total Assets	$1,634,606	$598,021	$4,102,916	$(3,071,102)	$3,264,441

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,433	$17,697	$59,460	$—	$78,590
Accrued liabilities and other	3,467	3,938	5,721	—	13,126
Accrued income taxes	—	—	47,803	—	47,803
Accrued payroll and related benefits	7,125	5,470	3,645	—	16,240
Accrued interest payable	461	16	1,043	(961)	559
Current portion of debt and capital leases	—	19,418	313,184	(300,000)	32,602
Current portion of royalty obligation	—	—	61,721	—	61,721
Current portion of reclamation and mine closure	—	—	7	1,380	1,387
Deferred tax liability	—	—	53	—	53

	12,486	46,539	492,637	(299,581)	252,081

Non-Current Liabilities
Long-term debt and capital leases	45,544	65,082	51,801	(46,566)	115,861
Non-current portion of royalty obligation	—	—	169,788	—	169,788
Reclamation and mine closure	—	21,591	12,162	(1,382)	32,371
Deferred tax liabilities	110,195	—	417,378	—	527,573
Other long term liabilities	2,274	18,698	9,074	—	30,046
Intercompany payable (receivable)	(672,614)	304,089	368,525	—	—

	(514,601)	409,460	1,028,728	(47,948)	875,639

COMMITMENTS AND CONTINGENCIES
Shareholders’ Equity
Common stock	897	350	7,301	(7,651)	897
Additional paid-in capital	2,585,632	102,316	2,692,055	(2,794,371)	2,585,632
Accumulated deficit	(444,833)	39,356	(117,805)	78,449	(444,833)
Accumulated other comprehensive loss	(4,975)	—	—	—	(4,975)

Total Liabilities and Shareholders’ Equity	$1,634,606	$598,021	$4,102,916	$(3,071,102)	$3,264,441

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$243,380	$652,112	$—	$895,492
Production costs applicable to sales	—	(161,346)	(295,411)	—	(456,757)
Depreciation, depletion, and amortization	(521)	(49,750)	(168,586)	—	(218,857)

Gross Profit	(521)	32,284	188,115	—	219,878
COSTS AND EXPENSES
Administrative and general	30,699	1,101	1,177	—	32,977
Exploration	1,946	7,930	16,394	—	26,270
Loss on impairment	—	—	5,825	—	5,825
Pre-development, care, maintenance, and other	—	(362)	1,623	—	1,261

Total costs and expenses	32,645	8,669	25,019	—	66,333

OPERATING INCOME	(33,166)	23,615	163,096	—	153,545

OTHER INCOME AND EXPENSE, NET
Loss on debt extinguishments	—	(1,036)	—	—	(1,036)
Fair value adjustments, net	3,477	4,089	(31,053)	—	(23,487)
Interest and other income, net	5,135	861	13,073	(4,633)	14,436
Interest expense, net of capitalized interest	(4,158)	(2,997)	(23,647)	4,633	(26,169)

Total other income and expense, net	4,454	917	(41,627)	—	(36,256)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	(28,712)	24,532	121,469	—	117,289
Income (provision) tax benefit	(3,844)	(735)	(64,033)	—	(68,612)

Total income (loss) from continuing operations	(32,556)	23,797	57,436	—	48,677

Equity income (loss) in consolidated subsidiaries	81,229	—	—	(81,229)	—

NET INCOME (LOSS)	$48,673	$23,797	$57,436	$(81,229)	$48,677

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEAR ENDED DECEMBER 31, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET INCOME (LOSS)	$48,673	$23,797	$57,436	$(81,229)	$48,677
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities, net	(2,746)	—	—	—	(2,746)

Other comprehensive income (loss)	(2,746)	—	—	—	(2,746)

COMPREHENSIVE INCOME (LOSS)	$45,927	$23,797	$57,436	$(81,229)	$45,931

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$208,517	$812,683	$—	$1,021,200
Production costs applicable to sales	—	(129,929)	(290,027)	—	(419,956)
Depreciation, depletion, and amortization	(450)	(38,670)	(185,380)	—	(224,500)

Gross Profit	(450)	39,918	337,276	—	376,744
COSTS AND EXPENSES
Administrative and general	28,407	937	2,035	—	31,379
Exploration	1,504	3,754	13,870	—	19,128
Pre-development, care, maintenance, and other	—	19,311	130	—	19,441

Total costs and expenses	29,911	24,002	16,035	—	69,948
OPERATING INCOME	(30,361)	15,916	321,241	—	306,796
OTHER INCOME AND EXPENSE, NET
Loss on debt extinguishments	(5,526)	—	—	—	(5,526)
Fair value adjustments, net	(3,566)	(8,438)	(40,046)	—	(52,050)
Interest and other income, net	8,871	1,170	(7,372)	(9,279)	(6,610)
Interest expense, net of capitalized interest	(6,328)	(4,910)	(32,815)	9,279	(34,774)

Total other income and expense, net	(6,549)	(12,178)	(80,233)	—	(98,960)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	(36,910)	3,738	241,008	—	207,836
Income tax (provision) benefit	(20,904)	(31)	(93,402)	—	(114,337)

Total income (loss) from continuing operations	(57,814)	3,707	147,606	—	93,499

Equity income (loss) in consolidated subsidiaries	151,313	—	—	(151,313)	—

NET INCOME (LOSS)	$93,499	$3,707	$147,606	$(151,313)	$93,499

Coeur d’Alene Mines Corporation and Subsidiaries

Notes to Consolidated Financial Statements – (Continued)

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEAR ENDED DECEMBER 31, 2011

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET INCOME (LOSS)	$93,499	$3,707	$147,606	$(151,313)	$93,499
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities, net	(4,975)	—	—	—	(4,975)

Other comprehensive income (loss)	(4,975)	—	—	—	(4,975)

COMPREHENSIVE INCOME (LOSS)	$88,524	$3,707	$147,606	$(151,313)	$88,524

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$77,951	$437,506	$—	$515,457
Production costs applicable to sales	—	(38,803)	(218,833)	—	(257,636)
Depreciation, depletion, and amortization	(500)	(19,448)	(121,671)	—	(141,619)

Gross Profit	(500)	19,700	97,002	—	116,202
COSTS AND EXPENSES
Administrative and general	23,138	112	926	—	24,176
Exploration	2,019	1,249	10,981	—	14,249
Pre-development, care, maintenance, and other	—	2,000	877	—	2,877

Total costs and expenses	25,157	3,361	12,784	—	41,302
OPERATING INCOME	(25,657)	16,339	84,218	—	74,900
OTHER INCOME AND EXPENSE
Loss on debt extinguishments	(20,300)	—	—	—	(20,300)
Fair value adjustments, net	(4,605)	(13,783)	(98,706)	—	(117,094)
Interest and other income, net	10,577	1,216	(906)	(10,116)	771
Interest expense, net of capitalized interest	(7,368)	(1,591)	(32,444)	10,461	(30,942)

Total other income and expense, net	(21,696)	(14,158)	(132,056)	345	(167,565)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	(47,353)	2,181	(47,838)	345	(92,665)
Income tax benefit (provision)	16,367	(8)	(6,878)	—	9,481

Income (Loss) from continuing operations	(30,986)	2,173	(54,716)	345	(83,184)
Loss from discontinued operations	—	—	(5,684)	(345)	(6,029)
Loss on sale of net assets of discontinued operations	(2,090)	(5)	—	—	(2,095)

Total income (loss) from continuing operations	(33,076)	2,168	(60,400)	—	(91,308)

Equity income (loss) in consolidated subsidiaries	(58,232)	—	—	58,232	—

NET INCOME (LOSS)	$(91,308)	$2,168	$(60,400)	$58,232	$(91,308)

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEAR ENDED DECEMBER 31, 2010

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET INCOME (LOSS)	$(91,308)	$2,168	$(60,400)	$58,232	$(91,308)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities, net	(5)	—	—	—	(5)

Other comprehensive income (loss)	(5)	—	—	—	(5)

COMPREHENSIVE INCOME (LOSS)	$(91,313)	$2,168	$(60,400)	$58,232	$(91,313)

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$58,754	$37,426	$256,683	$(81,229)	$271,634

Cash Flows From Investing Activities
Capital expenditures	(1,531)	(48,788)	(65,322)	—	(115,641)
Acquisition of Joaquin mineral interests	(29,338)	—	41	—	(29,297)
Purchase of short term investments and marketable securities	(12,913)	(46)	—	—	(12,959)
Proceeds from sales and maturities of short term investments, marketable securities	21,590	45	60	—	21,695
Other	3,538	130	(581)	—	3,087
Investments in unconsolidated subsidiaries	(81,229)	—	—	81,229	—

Cash used in investing activities	(99,883)	(48,659)	(65,802)	81,229	(133,115)

Cash Flows From Financing Activities
Payments on long-term debt, capital leases, and associated costs	(4,005)	(79,839)	(13,326)	—	(97,170)
Payments on gold production royalty	—	—	(74,734)	—	(74,734)
Reductions of (additions to) restricted assets associated with the Kensington Term Facility	—	4,645	—	—	4,645
Share repurchases	(19,971)	—	—	—	(19,971)
Net intercompany borrowings (repayments)	67,082	86,394	(153,476)	—	—
Other	(861)	—	—	—	(861)

Cash provided by financing activities	42,245	11,200	(241,536)	—	(188,091)

Increase (decrease) in cash & cash equivalents	1,116	(33)	(50,655)	—	(49,572)
Cash and cash equivalents at beginning of period	85,672	433	88,907	—	175,012

Cash and cash equivalents at end of period	$86,788	$400	$38,252	$—	$125,440

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2011

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$132,318	$38,152	$397,016	$(151,313)	$416,173
Cash Flows From Investing Activities
Capital expenditures	(567)	(61,288)	(58,133)	—	(119,988)

Purchase of short term investments and marketable securities	(49,321)	(60)	(120)	—	(49,501)
Proceeds from sales and maturities of short term investments, marketable securities	6,138	48	60	—	6,246
Other	1,216	903	163	—	2,282
Investments in unconsolidated subsidiaries	(151,313)	—	—	151,313	—

Cash used in investing activities	(193,847)	(60,397)	(58,030)	151,313	(160,961)
Cash Flows From Financing Activities
Proceeds from bank borrowings	—	27,500	—	—	27,500

Payments on long-term debt, capital leases, and associated costs	(37,983)	(30,493)	(17,043)	—	(85,519)
Payments on gold production royalty	—	—	(73,191)	—	(73,191)
(Additions) reductions to funds held financing	—	(1,326)	—	—	(1,326)
Payments on gold lease facility	(13,800)	—	—	—	(13,800)
Net intercompany borrowings (repayments)	163,224	26,239	(189,463)	—	—
Other	18	—	—	—	18

Cash provided by financing activities	111,459	21,920	(279,697)	—	(146,318)

Increase (decrease) in cash & cash equivalents	49,930	(325)	59,289	—	108,894
Cash and cash equivalents at beginning of period	35,742	758	29,618	—	66,118

Cash and cash equivalents at end of period	$85,672	$433	$88,907	$—	$175,012

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2010

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$(73,501)	$13,770	$167,062	$58,232	$165,563
Cash Flows From Investing Activities
Capital expenditures	(421)	(95,086)	(60,487)	—	(155,994)
Purchase of short term investments and marketable securities	(5,847)	(25)	—	—	(5,872)
Proceeds from sales and maturities of short term investments, marketable securities	14,232	25	9,987	—	24,244
Proceeds from (payment for) other assets	15,038	630	(9,741)	—	5,927
Investments in unconsolidated subsidiaries	58,232	—	—	(58,232)	—
Discontinued operations

Cash used in investing activities	81,234	(94,456)	(60,241)	(58,232)	(131,695)
Cash Flows From Financing Activities
Proceeds from issuance of notes and bank borrowings	100,000	58,766	17,400	—	176,166
Payments on long-term debt, capital leases, and associated costs	(68,772)	(3,765)	(34,290)	—	(106,827)
Payments on gold production royalty	—	—	(43,125)	—	(43,125)
Proceeds from gold lease facility	18,445	—	—	—	18,445
Payments on gold lease facility	(37,977)	—	—	—	(37,977)
Proceeds from sale-leaseback transactions	—	—	4,853	—	4,853
Reductions of (additions to) restricted assets associated with the Kensington Term Facility	—	(2,353)	—	—	(2,353)
Net intercompany borrowings (repayments)	12,863	28,552	(41,415)	—	—
Other	286	—	—	—	286

Cash Provided by Financing Activities	24,845	81,200	(96,577)	—	9,468

Increase (decrease) in cash & cash equivalents	32,578	514	10,244	—	43,336
Cash and cash equivalents at beginning of period	3,164	244	19,374	—	22,782

Cash and cash equivalents at end of period	$35,742	$758	$29,618	$—	$66,118

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Principles of Consolidation

Principles of Consolidation: The consolidated financial statements include the wholly-owned subsidiaries of the Company, the most significant of which are Empresa Minera Manquiri S.A., Coeur Mexicana S.A. de C.V., Coeur Rochester, Inc., Coeur Alaska, Inc., Coeur Argentina S.R.L. and CDE Australia Pty. Ltd. The consolidated financial statements also include all entities in which voting control of more than 50% is held by the Company. The Company has no investments in entities in which it has greater than 50% ownership interest accounted for using the equity method. Intercompany balances and transactions have been eliminated in consolidation. Investments in corporate joint ventures where the Company has ownership of 50% or less and funds its proportionate share of expenses are accounted for under the equity method. The Company has no investments in entities in which it has a greater than 20% ownership interest accounted for using the cost method.

Revenue Recognition

Revenue Recognition: Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, no obligations remain and collection is probable. The passing of title to the customer is based on the terms of the sales contract. Product pricing is determined at the point revenue is recognized by reference to active and freely traded commodity markets, for example the London Bullion Market for both gold and silver, in an identical form to the product sold.

Under the Company’s concentrate sales contracts with third-party smelters, final gold and silver prices are set on a specified future quotational period, typically one to three months, after the shipment date based on market metal prices. Revenues and production costs applicable to sales are recorded on a gross basis under these contracts at the time title passes to the buyer based on the forward price for the expected settlement period. The contracts, in general, provide for provisional payment based upon provisional assays and quoted metal prices. Final settlement is based on the average applicable price for the specified future quotational period and generally occurs from three to six months after shipment. Final sales are settled using smelter weights and settlement assays (average of assays exchanged and/or umpire assay results) and are priced as specified in the smelter contract. The Company’s provisionally priced sales contain an embedded derivative that is required to be separated from the host contract for accounting purposes. The host contract is the receivable from the sale of concentrates measured at the forward price at the time of sale. The embedded derivative does not qualify for hedge accounting. The embedded derivative is recorded as a derivative asset in prepaid expenses and other assets or as a derivative liability in accrued liabilities and other on the consolidated balance sheet and is adjusted to fair value through revenue each period until the date of final gold and silver settlement. The form of the material being sold, after deduction for smelting and refining, is in an identical form to that sold on the London Bullion Market. The form of the product is metal in flotation concentrate, which is the final process for which the Company is responsible. Revenue includes the sales of by-product gold from the Company’s silver mining operations.

The effects of forward sales contracts are reflected in revenue at the date the related precious metals are delivered or the contracts expire. Third-party smelting and refining costs of $16.6 million, $17.7 million and $8.6 million in 2012, 2011 and 2010, respectively, are recorded as a reduction of revenue.

At December 31, 2012, the Company had outstanding provisionally priced sales of $ 33.2 million consisting of 0.4 million ounces of silver and 11,957 ounces of gold, which had a fair value of approximately $34.1 million including the embedded derivative. For each one cent per ounce change in realized silver price, revenue would vary (plus or minus) approximately $ 4,000 and for each one dollar per ounce change in realized gold price, revenue would vary (plus or minus) approximately $ 12,000. At December 31, 2011, the Company had outstanding provisionally priced sales of $22.5 million consisting of 0.2 million ounces of silver and 9,701 ounces of gold, which had a fair value of approximately $21.7 million including the embedded derivative. For each one cent per ounce change in realized silver price, revenue would vary (plus or minus) approximately $2,000 and for each one dollar per ounce change in realized gold price, revenue would vary (plus or minus) approximately $9,700.

Cash and Cash Equivalents

Cash and Cash Equivalents: Cash and cash equivalents include all highly-liquid investments with a maturity of three months or less at the date of purchase. The Company minimizes its credit risk by investing its cash and cash equivalents with major U.S. and international banks and financial institutions located principally in the United States with a minimum credit rating of A1 as defined by Standard & Poor’s. The Company’s management believes that no concentration of credit risk exists with respect to the investment of its cash and cash equivalents.

Receivables

Receivables: Trade receivables and other receivable balances recorded in other current assets are reported at outstanding principal amounts, net of an allowance for doubtful accounts, if deemed necessary. Management evaluates the collectability of receivable account balances to determine the allowance, if any. Management considers the other party’s credit risk and financial condition, as well as current and projected economic and market conditions, in determining the amount of the allowance. Receivable balances are written off when management determines that the balance is uncollectable.

Ore on Leach Pad

Ore on Leach Pad: The heap leach process is a process of extracting silver and gold by placing ore on an impermeable pad and applying a diluted cyanide solution that dissolves a portion of the contained silver and gold, which are then recovered in metallurgical processes.

The Company uses several integrated steps to scientifically measure the metal content of ore placed on the leach pads. As the ore body is drilled in preparation for the blasting process, samples are taken of the drill residue which are assayed to determine estimated quantities of contained metal. The Company estimates the quantity of ore by utilizing global positioning satellite survey techniques. The Company then processes the ore through crushing facilities where the output is again weighed and sampled for assaying. A metallurgical reconciliation with the data collected from the mining operation is completed with appropriate adjustments made to previous estimates. The crushed ore is then transported to the leach pad for application of the leaching solution. As the leach solution is collected from the leach pads, it is continuously sampled for assaying. The quantity of leach solution is measured by flow meters throughout the leaching and precipitation process. After precipitation, the product is converted to doré, which is the final product produced by the mine. The inventory is stated at lower of cost or market, with cost being determined using a weighted average cost method.

The Company reported ore on the leach pads of $44.3 million as of December 31, 2012, and $33.9 million as of December 31, 2011. As of December 31, 2012, $23.0 million is reported as a current asset and $21.3 million is reported as a non-current asset. As of December 31, 2011, $27.3 million is reported as a current asset and $6.7 million is reported as a non-current asset. The distinction between current and non-current is based upon the expected length of time necessary for the leaching process to remove the metals from the broken ore. The historical cost of the metal that is expected to be extracted within twelve months is classified as current and the historical cost of metals contained within the broken ore that is expected to be extracted beyond twelve months is classified as non-current. Inventories of ore on leach pad are valued based on actual production costs incurred to produce and place ore on the leach pad, adjusted for effects on monthly production costs of abnormal production levels, less costs allocated to minerals recovered through the leach process.

The estimate of both the ultimate recovery expected over time and the quantity of metal that may be extracted relative to the time the leach process occurs requires the use of estimates which are inherently inaccurate since they rely upon laboratory testwork. Testwork consists of 60 day leach columns from which the Company projects metal recoveries up to five years in the future. The quantities of metal contained in the ore are based upon actual weights and assay analysis. The rate at which the leach process extracts gold and silver from the crushed ore is based upon laboratory column tests and actual experience occurring over more than twenty years of leach pad operations at the Rochester mine. The assumptions used by the Company to measure metal content during each stage of the inventory conversion process includes estimated recovery rates based on laboratory testing and assaying. The Company periodically reviews its estimates compared to actual experience and revises its estimates when appropriate. During the first quarter of 2011, the Company increased its estimated silver ounces contained in the Stage IV heap inventory by 0.7 million and decreased its estimated gold ounces contained in the heap inventory by 298 ounces. During the fourth quarter of 2011, the Company decreased its estimated silver ounces contained in the Stage IV heap inventory by 0.2 million ounces and decreased its estimated gold ounces contained in the Stage IV heap inventory by 10,828 ounces. During the fourth quarter of 2012, the Company increased its estimated silver ounces contained in the Stage IV heap inventory by 0.5 million ounces and increased its estimated gold ounces contained in the Stage IV heap inventory by 8,879 ounces.

The increase in estimated silver and gold ounces contained in the stage IV heap inventory is due to a change in the amount of time the Company expects to continue leaching. The ultimate recovery will not be known until leaching operations cease.

Metal and Other Inventory

Metal and Other Inventory: Inventories include concentrate ore, doré, ore in stockpiles and operating materials and supplies. The classification of inventory is determined by the stage at which the ore is in the production process. To the extent there is work in process inventories at the Endeavor mine, such amounts are carried as inventories. Inventories of ore in stock piles are sampled for gold and silver content and are valued based on the lower of costs incurred or estimated net realizable value based upon the period ending prices of gold and silver. Material that does not contain a minimum quantity of gold and silver to cover estimated processing expense to recover the contained gold and silver is not classified as inventory and is assigned no value. All inventories are stated at the lower of cost or market, with cost being determined using a weighted average cost method. Concentrate and doré inventory includes product at the mine site and product held by refineries and are also valued at lower of cost or market value. Concentrate inventories associated with the Endeavor mine are held by third parties. Metal inventory costs include direct labor, materials, depreciation, depletion and amortization as well as administrative overhead costs relating to mining activities.

Property, Plant, and Equipment

Property, Plant, and Equipment: Expenditures for new facilities, assets acquired pursuant to capital leases, new assets or expenditures that extend the useful lives of existing facilities are capitalized and depreciated using the straight-line method at rates sufficient to depreciate such costs over the shorter of estimated productive lives of such facilities or the useful life of the individual assets. Productive lives range from 7 to 31 years for buildings and improvements and 3 to 13 years for machinery and equipment. Certain mining equipment is depreciated using the units-of-production method based upon estimated total proven and probable reserves. Maintenance and repairs are expensed as incurred. Gains or losses from sales or retirements of assets are included in other income or expense.

Operational Mining Properties and Mine Development

Operational Mining Properties and Mine Development: Capitalization of mine development costs that meet the definition of an asset begins once all operating permits have been secured, mineralization is classified as proven and probable reserves and a final feasibility study has been completed. Mine development costs include engineering and metallurgical studies, drilling and other related costs to delineate an ore body, the removal of overburden to initially expose an ore body at open pit surface mines and the building of access ways, shafts, lateral access, drifts, ramps and other infrastructure at underground mines. Costs incurred during the start-up phase of a mine are expensed as incurred. Costs incurred before mineralization is classified as proven and probable reserves are expensed and classified as Exploration or Pre-development expense. All capitalized costs are amortized using the units of production method over the estimated life of the ore body based on recoverable ounces to be mined from proven and probable reserves. Interest expense allocable to the cost of developing mining properties and to construct new facilities is capitalized until assets are ready for their intended use.

Drilling and related costs incurred at the Company’s operating mines are expensed as incurred as exploration expense, unless the Company can conclude with a high degree of confidence, prior to the commencement of a drilling program, that the drilling costs will result in the conversion of a mineral resource into proven and probable reserves. The Company’s assessment is based on the following factors: results from previous drill programs; results from geological models; results from a mine scoping study confirming economic viability of the resource; and preliminary estimates of mine inventory, ore grade, cash flow and mine life. In addition, the Company must have all permitting and/or contractual requirements necessary to have the right to and/or control of the future benefit from the targeted ore body. The costs of a drilling program that meet these criteria are capitalized as mine development costs. All other drilling and related costs, including those beyond the boundaries of the development and production stage properties, are expensed as incurred.

Drilling and related costs of approximately $13.9 million and $7.2 million at December 31, 2012 and 2011, respectively, met the criteria for capitalization listed above at the Company’s properties that are in the development and production stages.

The cost of removing overburden and waste materials to access the ore body at an open pit mine prior to the production phase are referred to as “pre-stripping costs.” Pre-stripping costs are capitalized during the development of an open pit mine. Stripping costs incurred during the production phase of a mine are variable production costs that are included as a component of inventory to be recognized in production costs applicable to sales in the same period as the revenue from the sale of inventory.

Mineral Interests

Mineral Interests: Significant payments related to the acquisition of land and mineral rights are capitalized as incurred. Prior to acquiring such land or mineral rights, the Company generally makes a preliminary evaluation to determine that the property has significant potential to develop an economic ore body. The time between initial acquisition and full evaluation of a property’s potential is variable and is determined by many factors including: location relative to existing infrastructure, the property’s stage of development, geological controls and metal prices. If a mineable ore body is discovered, such costs are amortized when production begins using the units-of-production method based on recoverable ounces to be mined from proven and probable reserves. If no mineable ore body is discovered, such costs are expensed in the period in which it is determined the property has no future economic value. The Company amortizes its mineral interests in the Endeavor mine using the units of production method.

Asset Impairment

Asset Impairment: Management reviews and evaluates its long-lived assets for impairment when events and changes in circumstances indicate that the related carrying amounts of its assets may not be recoverable. Impairment is considered to exist if the total probability-weighted estimate or other appropriate estimate of future cash flows on an undiscounted basis are less than the carrying amount of the asset group, including property plant and equipment, mineral property, development property, and any deferred costs. An impairment loss is measured and recorded based on the difference between book value and estimated fair value of the asset group, as determined through the application of present value technique to estimate fair value in the absence of a market price. Future cash flows include estimates of recoverable ounces, gold and silver prices (considering current and historical prices, price trends and related factors), production levels and required capital investment, all based on life-of-mine plans and projections. Assumptions underlying future cash flow estimates are subject to risks and uncertainties. Any differences between these assumptions and actual market conditions or the Company’s actual operating performance could have a material effect on the Company’s determination of its ability to recover the carrying amounts of its long-lived assets resulting in impairment charges. In estimating future cash flows, assets are grouped at the lowest level for which there are identifiable cash flows that are largely independent of cash flows from other asset groups. Generally, in estimating future cash flows, all assets are grouped at a particular mine for which there is identifiable cash flow.

Coeur owns, directly or indirectly, 100% of Coeur Argentina S.R.L., which owns and operated the underground silver and gold Martha mine located in Santa Cruz, Argentina. Mining operations commenced at the Martha mine in June 2002 and the mine ceased active mining operation in September 2012. The Company recorded an impairment charge of $5.8 million in the year ended December 31, 2012.

As of December 31, 2012, the decrease in proven and probable resources at the Kensington mine prompted an impairment review of the carrying value of the mine. The review determined there were no impairments for the Kensington mine. The impairment assessment compared the cumulative undiscounted prospective cash flows of the mine over the expected mine life to the sum of the carrying value of the long-lived assets at Kensington as of December 31, 2012.

Restricted Assets

Restricted Assets: The Company, under the terms of its self-insurance and bonding agreements with certain banks, lending institutions and regulatory agencies, is required to collateralize certain portions of its obligations. The Company has collateralized these obligations by assigning certificates of deposit that have maturity dates ranging from three months to a year, to the respective institutions or agencies. At December 31, 2012 and 2011, the Company held certificates of deposit and cash under these agreements of $25.0 million and $28.9 million, respectively, restricted for these purposes. The ultimate timing of the release of the collateralized amounts is dependent on the timing and closure of each mine and repayment of the facility. In order to release the collateral, the Company must seek approval from certain government agencies responsible for monitoring the mine closure status. Collateral could also be released to the extent the Company is able to secure alternative financial assurance satisfactory to the regulatory agencies. The Company believes there is a reasonable probability that the collateral will remain in place beyond a twelve-month period and has therefore classified these investments as long-term.

Reclamation and Remediation Costs

Reclamation and Remediation Costs: The Company recognizes obligations for the retirement of tangible long-lived assets and other associated asset retirement costs. These legal obligations are associated with the retirement of long-lived assets that result from the acquisition, construction, development and normal use of the asset. The fair value of a liability for an asset retirement obligation will be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The fair value of the liability is added to the carrying amount of the associated asset and this additional carrying amount is depreciated over the life of the asset. An accretion cost, representing the increase over time in the present value of the liability, is recorded each period in depreciation, depletion and amortization expense. As reclamation work is performed or liabilities are otherwise settled, the recorded amount of the liability is reduced.

Future remediation costs for inactive mines are accrued based on management’s best estimate at the end of each period of the undiscounted costs expected to be incurred at the site. Such cost estimates include, where applicable, ongoing care and maintenance and monitoring costs. Changes in estimates are reflected in earnings in the period an estimate is revised.

Foreign Currency

Foreign Currency: The assets and liabilities of the Company’s foreign subsidiaries are measured using U.S. dollars as their functional currency. Revenues and expenses are translated at the average exchange rate for the period. Foreign currency transaction gains and losses are included in the determination of net income or loss.

Derivative Financial Instruments

Derivative Financial Instruments: The Company recognizes all derivatives as either assets or liabilities on the balance sheet and measures those instruments at fair value. Changes in the value of derivative instruments are recorded each period in the consolidated statement of operations under the caption “fair value adjustments, net.”

Stock-based Compensation Plans

Stock-based Compensation Plans: The Company estimates the fair value of stock options and stock appreciation rights (“SARs”) awards using the Black-Scholes option pricing model. Stock options granted are accounted for as equity-based awards and SARs are accounted for as liability-based awards. The value of the SARs is remeasured at each reporting date. The Company estimates the fair value of performance share and performance unit grants using a Monte Carlo simulation valuation model. Performance shares granted are accounted for as equity based awards and performance shares units are accounted for as liability-based awards. The Company estimates forfeitures of stock-based awards based on historical data and periodically adjusts the forfeiture rate. The adjustment of the forfeiture rate is recorded as a cumulative adjustment in the period the forfeiture estimate is changed. Compensation costs related to stock based compensation are included in administrative and general expenses, production costs applicable to sales and the cost of self-constructed property, plant and equipment as deemed appropriate.

Restricted stock and restricted stock units granted under the Company’s incentive plans are accounted for based on the market value of the underlying shares on the date of grant and vest in equal installments annually over three years. Restricted stock awards are accounted for as equity-based awards and restricted stock unit awards are accounted for as liability-based awards. Restricted stock units are remeasured at each reporting date. Restricted stock units are settled in cash based on the number of vested restricted stock units multiplied by the current market price of the common shares when vested. Holders of the restricted stock are entitled to vote the shares and to receive any dividends declared on the shares.

Income Taxes

Income Taxes: The Company uses an asset and liability approach which results in the recognition of deferred tax liabilities and assets for the expected future tax consequences or benefits of temporary differences between the financial reporting basis and the tax basis of assets and liabilities, as well as operating loss and tax credit carryforwards, using enacted tax rates in effect in the years in which the differences are expected to reverse.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of its deferred tax assets will not be realized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. A valuation allowance has been provided for the portion of the Company’s net deferred tax assets for which it is more likely than not that they will not be realized.

The Company and its subsidiaries are subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 1999. Federal income tax returns for 2000 through 2011 are subject to examination. The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company has accrued additional expense due to an audit of San Bartolomé’s 2009 Bolivian tax return, whereby San Bartolomé incurred an additional $1.4 million of tax expense, including interest and penalties, related to the 2009 tax year and recognized a further $15.5 million of tax expense, including interest and penalties, related to uncertainty in similar tax positions for the years 2010, 2011 and 2012.

Debt Issuance Costs

Debt Issuance Costs: Costs associated with the issuance of debt are included in other noncurrent assets and are amortized over the term of the related debt using the effective interest method. Upon early retirement of all or a portion of a debt issue, a pro-rata fraction of the related debt issuance costs is written off and recognized as loss on debt extinguishment.

Use of Estimates

Use of Estimates: The preparation of the Company’s consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in their consolidated financial statements and accompanying notes. The areas requiring the use of management’s estimates and assumptions relate to recoverable ounces from proven and probable reserves that are the basis of future cash flow estimates and units-of-production depreciation and amortization calculations; useful lives utilized for depreciation, depletion and amortization; estimates of future cash flows for long lived assets; estimates of recoverable gold and silver ounces in ore on leach pads; the amount and timing of reclamation and remediation costs; valuation allowance for deferred tax assets; and other employee benefit liabilities.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Supplemental Cash Flow Information

The following table sets forth non-cash financing and investing activities and other cash flow information for the years ended:

	2012	2011	2010
Non-cash financing and investing activities:
Capital expenditures (1)	$3,402	$2,936	$(2,589)
Capital lease obligations	1,857	4,510	23,437
Non-cash capitalized interest	845	681	3,778
Non-cash interest paid with stock	—	—	1,756
Non-cash Joaquin acquisition and related deferred taxes	64,133	—	—
Other cash flow information:
Interest paid	6,092	11,033	12,676
Capitalized interest	2,663	2,175	9,885
Income taxes paid	54,680	44,396	9,998

(1)	Accrued capital expenditures are recognized in the consolidated statements of cash flows in the period in which they are paid.

EARNINGS PER SHARE (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Earnings Per Share [Abstract]
Effect of potentially dilutive stock outstanding

The effect of potentially dilutive stock outstanding as of June 30, 2013 and 2012 are as follows (in thousands, except per share data):

	Three months ended June 30, 2013			Six months ended June 30, 2013
	Income (Numerator)	Shares (Denominator)	Per-Share Amount	Income (Numerator)	Shares (Denominator)	Per-Share Amount
Basic EPS
Net income (loss) available to common stockholders	$(35,040)	99,833	$(0.35)	$(22,770)	94,918	$(0.24)
Effect of Dilutive Securities
Equity awards	—	—		—	—

Diluted EPS
Net income (loss) available to common stockholders	$(35,040)	99,833	$(0.35)	$(22,770)	94,918	$(0.24)

	Three months ended June 30, 2013			Six months ended June 30, 2012
	Income (Numerator)	Shares (Denominator)	Per-Share Amount	Income (Numerator)	Shares (Denominator)	Per-Share Amount
Basic EPS
Net income (loss) available to common stockholders	$22,973	89,631	$0.26	$26,948	89,611	$0.30
Effect of Dilutive Securities
Equity awards	—	102		—	166

Diluted EPS
Net income (loss) available to common stockholders	$22,973	89,733	$0.26	$26,948	89,777	$0.30

The effect of potentially dilutive stock outstanding for the years ended December 31, 2012, and 2011 are as follows (in thousands, except per share data):

	Year ended December 31, 2012
	(In thousands except for EPS)
	Income (Numerator)	Shares (Denominator)	Per-Share Amount
Basic EPS
Net income available to common shareholders	$48,677	89,437	$0.54
Effect of Dilutive Securities
Equity awards	—	166

Diluted EPS
Net income available to common shareholders	$48,677	89,603	$0.54

	Year ended December 31, 2011
	(In thousands except for EPS)
	Income (Numerator)	Shares (Denominator)	Per-Share Amount
Basic EPS
Net income available to common shareholders	$93,499	89,383	$1.05
Effect of Dilutive Securities
Equity awards	—	342

Diluted EPS
Net income available to common shareholders	$93,499	89,725	$1.04

FAIR VALUE MEASUREMENTS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
Financial assets and liabilities measured at fair value on recurring basis

The following table sets forth the Company’s financial assets and liabilities measured at fair value on a recurring basis (at least annually) by level within the fair value hierarchy. As required by accounting guidance, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement (in thousands):

	Fair Value at June 30, 2013
	Total	Level 1	Level 2	Level 3
Assets:
Marketable equity securities	$16,008	$16,008	$—	$—
Gold put and call options	2,358	—	2,358	—

	$18,366	$16,008	$2,358	$—

Liabilities:
Palmarejo royalty obligation embedded derivative	$52,359	$—	$52,359	$—
Rochester NSR royalty obligation	22,046	—	22,046	—
Other derivative instruments, net	2,554	—	2,554	—

	$76,959	$—	$76,959	$—

	Fair Value at December 31, 2012
	Total	Level 1	Level 2	Level 3
Assets:
Short term investments	$999	$999	$—	$—
Marketable securities	27,065	27,065	—	—
Other derivative instruments, net	943	—	943	—

	$29,007	$28,064	$943	$—

Liabilities:
Royalty obligation embedded derivative	$145,098	$—	$145,098	$—
Put and call options	9,299	—	9,299	—

	$154,397	$—	$154,397	$—

The following table sets forth the Company’s financial assets and liabilities measured at fair value on a recurring basis (at least annually) by level within the fair value hierarchy. As required by accounting guidance, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement (in thousands):

	Fair Value at December 31, 2012
	Total	Level 1	Level 2	Level 3
Assets:
Short-term investments	$999	$999	$—	$—
Marketable equity securities	27,065	27,065	—	—
Other derivative instruments, net	943	—	943	—

	$29,007	$28,064	$943	$—

Liabilities:
Royalty obligation embedded derivative	$145,098	$—	$145,098	$—
Put and call options	9,299	—	9,299	—

	$154,397	$—	$154,397	$—

	Fair Value at December 31, 2011
	Total	Level 1	Level 2	Level 3
Assets:
Short-term investments	$20,254	$20,254	$—	$—
Marketable equity securities	19,844	19,844	—	—
Put and call options	3,040	—	3,040	—
Silver ounces receivable from Mandalay	814	—	814	—

	$43,952	$40,098	$3,854	$—

Liabilities:
Royalty obligation embedded derivative	$159,400	$—	$159,400	$—
Put and call options	20,892	—	20,892	—
Other derivative instruments, net	4,012	—	4,012	—

	$184,304	$—	$184,304	$—

Financial Assets and Liabilities not Measured at Fair Value

Financial assets and liabilities that are not measured at fair value at June 30, 2013 and December 31, 2012 are set forth below (in thousands):

	Fair Value at June 30, 2013
	Total	Level 1	Level 2	Level 3
Liabilities:
3.25% Convertible Senior Notes due 2028	$5,153	$5,153	$—	$—
7.875% Senior Notes due 2021	$295,689	$295,689	$—	$—
Palmarejo Gold Production Royalty Obligation	$75,645	$—	$75,645	$—

	Fair Value at December 31, 2012
	Total	Level 1	Level 2	Level 3
Liabilities:
3.25% Convertible Senior Notes due 2028	$48,220	$48,220	$—	$—
Palmarejo Gold Production Royalty Obligation	$90,617	$—	$90,617	$—

Financial assets and liabilities that are not measured at fair value at December 31, 2012 and December 31, 2011 are set forth in the following table (in thousands):

	Fair Value at December 31, 2012
	Total	Level 1	Level 2	Level 3
Liabilities:
3.25% Convertible Senior Notes	$48,220	$48,220	$—	$—
Palmarejo Gold Production Royalty Obligation	$90,617	$—	$90,617	$—

	Fair Value at December 31, 2011
	Total	Level 1	Level 2	Level 3
Liabilities:
3.25% Convertible Senior Notes	$49,205	$49,205	$—	$—
Palmarejo Gold Production Royalty Obligation	$111,257	$—	$111,257	$—

DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2012
Discontinued Operations And Disposal Groups [Abstract]
Financial information included in the income (loss) from discontinued operations

The following table details selected financial information included in income (loss) from discontinued operations for the year ended December 31, 2010:

Year Ended December 31, 2010
Cerro Bayo Mine
Depreciation and depletion	(2,194)
Administrative and general	(18)
Care and maintenance and other	(2,351)
Other income and expense	(145)
Income tax expense	(1,321)

Income from discontinued operations, net of tax	(6,029)
Loss on sale of net assets of discontinued operations	(2,095)

$(8,124)

ACQUISITION OF ORKO SILVER CORPORATION/LA PRECIOSA MINERAL INTERESTS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Business Combinations [Abstract]
Schedule of Business Acquisitions, by Acquisition

The total consideration paid for the asset acquisition was as follows (in thousands):

Consideration:
Common shares issued (1,310,043 at $22.90)	$30,000
Cash	30,000
Transaction advisory fees and other acquisition costs	1,224

Total purchase price	61,224
Current liabilities	80
Deferred income taxes	32,540

Total liabilities assumed	32,620

Total consideration	$93,844

Schedule of Recognized Identified Assets Acquired and Liabilities Assumed

Total consideration paid for the asset acquisition (in thousands):

Common shares issued (11,572,918 at $14.98)	$173,363
Cash	99,059
Warrants (1,588,768 valued at $3.64 per warrant)	5,777
Transaction advisory fees and other acquisition costs	17,642

Total purchase price	295,841
Current liabilities	2,616
Deferred income taxes	114,339

Total liabilities assumed	116,955

Total Consideration	$412,796

The following summarizes the estimated fair value of the assets acquired on December 21, 2012 (in thousands):

Fair value of assets acquired:
Cash	$42
Other current assets	353
Mineral interests (Note 13)	93,429
Other assets	20

Total assets acquired	$93,844

Schedule of Assets Acquired Through Business Combination at Fair Value	Estimated fair value of the assets acquired (in thousands):

Cash	$3,487
Other current assets	635
Mineral interests	408,352
Other assets	322

Total assets acquired	$412,796

INVESTMENTS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Investments Debt And Equity Securities [Abstract]
Investments

The following table summarizes the Company’s available-for-sale securities on hand as of June 30, 2013 and December 31, 2012 (in thousands):

	Investments in marketable securities
	Adjusted Cost	Gross Unrealized Losses	Gross Unrealized Gains	Estimated Fair Value
Marketable securities at June 30, 2013	$17,608	$(1,799)	$199	$16,008

Marketable securities at December 31, 2012	$34,786	$(10,443)	$2,722	$27,065

The following table summarizes the Company’s available-for-sale securities on hand as of December 31, 2012 and December 31, 2011 (in thousands):

	Investments in marketable securities
	Cost	Gross Unrealized Losses	Gross Unrealized Gains	Estimated Fair Value
Marketable securities at December 31, 2012	$34,786	$(10,443)	$2,722	$27,065

Marketable securities at December 31, 2011	$24,819	$(4,975)	$—	$19,844

The following table summarizes the gross unrealized losses on investment securities for which other-than-temporary impairments have not been recognized and the fair values of those securities, aggregated by the length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2012 (in thousands):

	Less than twelve months		Twelve months or more		Total
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
Marketable equity securities	$(2,716)	$7,728	$(7,727)	$4,948	$(10,443)	$12,676

RECEIVABLES (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Receivables [Abstract]
Receivables

Receivables consist of the following (in thousands):

	June 30, 2013	December 31, 2012
Receivables – current
Accounts receivable – trade	$9,664	$8,701
Refundable income tax	1,807	9,331
Refundable value added tax	48,186	40,020
Accounts receivable – other	4,950	4,386

	$64,607	$62,438

Receivables – non-current
Refundable value added tax	$38,539	$48,767

Receivables consist of the following (in thousands):

	December 31, 2012	December 31, 2011
Receivables – current portion
Accounts receivable – trade	$8,701	$14,366
Refundable income tax	9,331	11,480
Refundable value added tax	40,020	52,968
Accounts receivable – other	4,386	4,683

	$62,438	$83,497

Receivables – non-current portion
Refundable value added tax	$48,767	$40,314

METAL AND OTHER INVENTORY (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories

Metal and other inventory consist of the following (in thousands):

	June 30, 2013	December 31, 2012
Concentrate and doré inventory	$80,306	$91,130
Supplies	67,980	79,540

Metal and other inventory	$148,286	$170,670

Metal and other inventory consist of the following (in thousands):

	December 31, 2012	December 31, 2011
Concentrate and doré inventory	$91,130	$73,590
Supplies	79,540	59,191

Metal and other inventory	$170,670	$132,781

PROPERTY, PLANT AND EQUIPMENT (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Property Plant And Equipment [Abstract]
Property, plant and equipment

Property, plant and equipment consist of the following (in thousands):

	June 30, 2013	December 31, 2012
Land	$1,888	$2,010
Buildings and improvements	593,989	581,286
Machinery and equipment	379,912	360,199
Capitalized leases for machinery, equipment, buildings, and land	22,445	35,129

	998,234	978,624
Accumulated depreciation and amortization	(353,533)	(313,067)

	644,701	665,557
Construction in progress	15,632	18,303

	$660,333	$683,860

Property, plant and equipment consist of the following (in thousands):

	December 31, 2012	December 31, 2011
Land	$2,010	$1,432
Buildings and improvements	581,286	520,137
Machinery and equipment	360,199	246,584
Capitalized leases for machinery, equipment, buildings, and land	35,129	76,244

	978,624	844,397
Accumulated depreciation and amortization	(313,067)	(235,528)

	665,557	608,869
Construction in progress	18,303	78,807

	$683,860	$687,676

Capital Expenditures

The Company’s capital expenditures by segment were as follows:

	Years Ended December 31,
	2012	2011	2010
Palmarejo	$38,456	$36,976	$54,226
San Bartolomé	25,672	17,731	6,159
Kensington	36,994	34,013	92,730
Rochester	11,794	27,217	2,349
Martha	1,193	3,426	100
Other	1,532	625	430

Net asset additions	$115,641	$119,988	$155,994

Minimum future lease payments under capital and operating leases

Minimum future lease payments under capital and operating leases with terms longer than one year at December 31, 2012 are as follows:

Year Ending December 31,	Capital Leases	Operating Leases
2013	$8,323	$5,065
2014	2,779	4,245
2015	376	3,848
2016	223	546
2017	107	9
2018 and thereafter	230	267

Total minimum payments due	12,038	$13,980
Less: Amount representing interest	(676)

Present value of net minimum lease payments (See Note 14)	11,362
Less: Current maturities	(7,902)

Non-current portion	$3,460

MINING PROPERTIES (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Text Block [Abstract]
Mining Properties

Mining properties consist of the following (in thousands):

June 30, 2013	Palmarejo	San Bartolomé	Kensington	Rochester	Endeavor	La Preciosa	Joaquin	Total
Mining properties	$162,855	$70,360	$338,907	$120,350	$—	$—	$—	$692,472
Accumulated depletion	(94,647)	(20,305)	(60,310)	(101,353)	—	—	—	(276,615)

	68,208	50,055	278,597	18,997	—	—	—	415,857
Mineral interests	1,660,580	26,643	—	—	44,033	408,352	93,429	2,233,037
Accumulated depletion	(266,499)	(8,037)	—	—	(16,669)	—	—	(291,205)

	1,394,081	18,606	—	—	27,364	408,352	93,429	1,941,832
Non-producing and development properties	—	—	—	—	—	—	—	—

Total mining properties	$1,462,289	$68,661	$278,597	$18,997	$27,364	$408,352	$93,429	$2,357,689

December 31, 2012	Palmarejo	San Bartolomé	Kensington	Rochester	Endeavor	Joaquin	Other	Total
Mining properties	$155,722	$70,322	$333,619	$114,973	$—	$—	$11,416	$686,052
Accumulated depletion	(82,037)	(18,439)	(46,649)	(100,437)	—	—	(11,416)	(258,978)

	73,685	51,883	286,970	14,536	—	—	—	427,074
Mineral interests	1,658,389	26,642	—	—	44,033	93,429	—	1,822,493
Accumulated depletion	(235,795)	(7,338)	—	—	(14,625)	—	—	(257,758)

	1,422,594	19,304	—	—	29,408	93,429	—	1,564,735
Non-producing and development properties	—	—	—	—	—	—	142	142

Total mining properties	$1,496,279	$71,187	$286,970	$14,536	$29,408	$93,429	$142	$1,991,951

Mining properties consist of the following (in thousands):

December 31, 2012	Palmarejo	San Bartolomé	Kensington	Rochester	Martha	Endeavor	Joaquin	Other	Total
Mining properties	$155,722	$70,322	$333,619	$114,973	$11,416	$—	$—	$—	$686,052
Accumulated depletion	(82,037)	(18,439)	(46,649)	(100,437)	(11,416)	—	—	—	(258,978)

	73,685	51,883	286,970	14,536	—	—	—	—	427,074
Mineral interests	1,658,389	26,642	—	—	—	44,033	93,429	—	1,822,493
Accumulated depletion	(235,795)	(7,338)	—	—	—	(14,625)	—	—	(257,758)

	1,422,594	19,304	—	—	—	29,408	93,429	—	1,564,735
Non-producing and development properties	—	—	—	—	—	—	—	142	142

Total mining properties	$1,496,279	$71,187	$286,970	$14,536	$—	$29,408	$93,429	$142	$1,991,951

December 31, 2011	Palmarejo	San Bartolomé	Kensington	Rochester	Martha	Endeavor	Joaquin	Other	Total
Mining properties	$134,296	$68,684	$321,456	$112,826	$12,643	$—	$—	$—	$649,905
Accumulated depletion	(53,060)	(14,989)	(27,160)	(97,834)	(10,373)	—	—	—	(203,416)

	81,236	53,695	294,296	14,992	2,270	—	—	—	446,489
Mineral interests	1,658,389	26,642	—	—	—	44,033	—	—	1,729,064
Accumulated depletion	(158,627)	(6,007)	—	—	—	(10,034)	—	—	(174,668)

	1,499,762	20,635	—	—	—	33,999	—	—	1,554,396
Non-producing and development properties	—	—	—	—	—	—	—	142	142

Total mining properties	$1,580,998	$74,330	$294,296	$14,992	$2,270	$33,999	$—	$142	$2,001,027

DEBT AND CAPITAL LEASE OBLIGATIONS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
Long term debt and capital lease obligations

The current and non-current portions of long-term debt and capital lease obligations as of December 31, 2012 and December 31, 2011 are as follows (in thousands):

	December 31, 2012		December 31, 2011
	Current	Non-Current	Current	Non-Current
3.25% Convertible Senior Notes due March 2028	$48,081	$—	$—	$45,545
Kensington Term Facility	—	—	15,398	60,425
Capital lease obligations	7,902	3,460	17,119	9,891
Other	—	—	85	—

	$55,983	$3,460	$32,602	$115,861

Interest expenses incurred for various debt instruments

Interest expense is made up of the following (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
3.25% Convertible Senior Notes due 2028	$43	$395	$380	$791
7.875% Senior Notes due 2021	5,906	—	10,041	—
Revolving Credit Facility	133	—	258	—
Kensington Term Facility (terminated in 2012)	—	906	—	1,880
Capital lease obligations	98	265	266	608
Other debt obligations	72	162	268	230
Accretion of Palmarejo gold production royalty obligation	4,107	5,559	8,170	10,663
Amortization of debt issuance costs	539	251	1,064	508
Accretion of debt discount	—	629	576	1,241
Capitalized interest	32	(610)	(361)	(1,694)

Total interest expense, net of capitalized interest	$10,930	$7,557	$20,662	$14,227

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
3.25% Convertible Senior Notes due March 2028	$1,581	$1,581	$2,394
1.25% Convertible Senior Notes due January 2024 (terminated in 2011)	—	1	28
Senior Term Notes (terminated in 2011)	—	1,381	5,074
Kensington Term Facility (terminated in 2012)	2,339	4,383	2,017
Gold Lease Facility (terminated in 2011)	—	—	677
Capital lease obligations	997	1,620	2,122
Other debt obligations	1,094	1,379	1,423
Accretion of Franco Nevada royalty obligation	19,139	22,230	20,502
Amortization of debt issuance costs	1,146	2,050	4,047
Accretion of debt discount	2,536	2,324	2,543
Capitalized interest	(2,663)	(2,175)	(9,885)

Total interest expense, net of capitalized interest	$26,169	$34,774	$30,942

Minimum Debt Repayment

The following is the Company’s scheduled minimum debt repayments at December 31, 2012:

December 31,	Minimum Debt Repayments (1)
2013	$117,856
2014	64,278
2015	64,888
2016	56,602
2017	—
Thereafter	—

Minimum Debt Repayments	303,624
Debt discount	(48,560)
Present value of net scheduled capital lease payments (See Note 14)	11,362

$266,426

(1)	Includes minimum gold production royalty obligation payments due to Franco-Nevada Corporation for royalty covering 50% of the life of mine gold to be produced from the Palmarejo silver and gold mine in Mexico.

Long term debt and capital lease obligations

The current and non-current portions of long-term debt and capital lease obligations as of June 30, 2013 and December 31, 2012 are as follows (in thousands):

	June 30, 2013		December 31, 2012
	Current	Non-Current	Current	Non-Current
3.25% Convertible Senior Notes due 2028	$—	$5,334	$48,081	$—
7.875% Senior Notes due 2021	—	300,000	—	—
Capital lease obligations	5,485	1,244	7,902	3,460

	$5,485	$306,578	$55,983	$3,460

RECLAMATION AND MINE CLOSURE (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation

Changes to the Company’s asset retirement obligations are as follows (in thousands):

	Years ended December 31,
	2012	2011
Asset retirement obligation – Beginning	$32,714	$27,302
Accretion	2,911	2,648
Addition and changes in estimates	(1,073)	2,822
Settlements	(95)	(58)

Asset retirement obligation – December 31	$34,457	$32,714

Asset Retirement Obligation

Changes to the Company’s asset retirement obligations for active mining sites are as follows (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Asset retirement obligation – Beginning	$35,197	$33,434	$34,457	$32,714
Accretion	758	742	1,500	1,466
Addition and changes in estimates	—	335	—	335
Settlements	(377)	(1)	(379)	(5)

Asset retirement obligation	$35,578	$34,510	$35,578	$34,510

INCOME TAXES (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of Components of Income Tax (Expense) Benefit

The components of income (loss) from continuing operations before income taxes were as follows:

	Years Ended December 31,
	2012	2011	2010
United States	$(5,638)	$(38,781)	$(37,710)
Foreign	122,927	246,617	(54,955)

Total	$117,289	$207,836	$(92,665)

The components of the consolidated income tax benefit (expense) from continuing operations were as follows:

	Years Ended December 31,
	2012	2011	2010
Current:
United States – Alternative minimum tax	$(257)	$2,015	$(482)
United States – Foreign withholding tax	(736)	(842)	(1,009)
Argentina	976	(1,219)	(7,094)
Australia	(1,760)	(1,755)	(251)
Mexico	(7,814)	(1,084)	(316)
Bolivia	(43,546)	(59,660)	(20,268)
Deferred:
Australia	(223)	(661)	(541)
Bolivia	(1,087)	(207)	(1,388)
Mexico	(10,579)	(28,022)	24,371
United States	(3,586)	(22,902)	16,459

Income tax benefit (expense)	$(68,612)	$(114,337)	$9,481

Reconciliation of effective tax rate with the federal statutory tax rate

A reconciliation of the Company’s effective tax rate with the federal statutory tax rate for the periods indicated is as follows:

	Years Ended December 31
	2012	2011	2010
Tax benefit (expense) from continuing operations	$(41,051)	$(72,743)	$32,433
State tax provision from continuing operations	(956)	(10,600)	4,726
Percentage depletion and related deductions	7,461	—	3,093
Change in valuation allowance	(12,651)	(6,032)	2,734
Non-deductible imputed interest	(525)	(808)	(1,718)
Uncertain tax positions	(9,849)	(1,279)	(299)
U.S. and foreign non-deductible expenses	(4,206)	(10,648)	(9,052)
Foreign exchange rates	(10,416)	(4,440)	(7,066)
Foreign inflation and indexing	712	(3,829)	(3,352)
Foreign tax rate differences	3,967	22,795	(9,861)
Foreign withholding and other foreign taxes	(5,861)	(23,246)	(2,986)
Foreign tax credits and other, net	4,763	(3,507)	829

	$(68,612)	$(114,337)	$9,481

Deferred tax assets and liabilities

As of December 31, 2012 and 2011, the significant components of the Company’s deferred tax assets and liabilities were as follows:

	Years Ended December 31
	2012	2011
Deferred tax liabilities:
Mineral properties	$461,742	$453,818
Foreign subsidiaries – unremitted earnings	247,000	235,116
Property, plant and equipment, net	60,266	68,013

	$769,008	$756,947

Deferred tax assets:
Net operating loss carryforwards	99,323	128,073
Foreign subsidiaries – future tax credits	145,395	133,160
Royalty and other long-term debt	42,221	48,254
Capital loss carryforwards	35,315	35,562
Asset retirement obligation	8,623	9,638
Unrealized foreign currency loss and other	1,590	3,974
Accrued expenses	20,692	23,247
Tax credit carryforwards	22,811	11,987
Inventory	1,418	6,069

	377,388	399,964
Valuation allowance	(182,576)	(168,511)

	194,812	231,453

Net deferred tax liabilities	$(574,196)	$(525,494)

Recorded valuation allowances

The Company has evaluated the amount of taxable income and periods over which it must be earned to allow for realization of the deferred tax assets. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this decision. Based upon this analysis, the Company has recorded valuation allowances as follows:

	Years Ended December 31
	2012	2011
U.S.	$132,790	$123,539
Argentina	18,442	10,739
Canada	2,227	5,390
New Zealand	27,125	27,026
Other	1,992	1,817

	$182,576	$168,511

Reconciliation of the beginning and ending amount related to unrecognized tax benefits

A reconciliation of the beginning and ending amount related to unrecognized tax benefits is as follows (in thousands):

Unrecognized tax benefits at January 1, 2011	$1,076
Gross increase to current period tax positions	904
Gross decrease to prior period tax positions	—

Unrecognized tax benefits at December 31, 2011	$1,980

Gross increase to current period tax positions	9,227
Gross decrease to prior period tax positions	(696)

Unrecognized tax benefits at December 31, 2012	$10,511

Tax attribute carryforwards

The Company has the following tax attribute carryforwards as of December 31, 2012, by jurisdiction:

	U.S.	Argentina	Canada	Mexico	New Zealand	Other	Total
Regular net operating losses	133,640	18,598	4,243	31,305	96,875	6,640	291,301
Alternative minimum tax net operating losses	7,409	—	—	—	—	—	7,409
Capital losses	89,632	—	3,755	—	—	—	93,387
Alternative minimum tax credits	3,131	—	—	—	—	—	3,131
Foreign tax credits	19,680	—	—	—	—	—	19,680

Income tax provision from continuing operations

The following table summarizes the components of the Company’s income tax provision for the three and six months ended June 30, 2013 and 2012 (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
United States	$(790)	$(388)	$(3,277)	$(3,525)
Mexico	(15,798)	(12,052)	(19,471)	(15,750)
Bolivia	(4,556)	(10,889)	(8,884)	(18,578)
Other jurisdictions	(1,990)	(533)	(2,022)	(1,445)

Income tax provision from continuing operations	$(23,134)	$(23,862)	$(33,654)	$(39,298)

SHARE-BASED COMPENSATION PLANS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Assumptions to estimate fair value of stock options and SAR's

The following table sets forth the weighted average fair value of stock options on the date of grant and the weighted average fair value of the SARs at December 31, 2012. The assumptions used to estimate the fair value of the stock options and SARs using the Black-Scholes option valuation model are as follows:

	Date of Grant		As of December 31, 2012
	Stock Options 2012	Stock Options 2011	SARs 2010
Weighted average fair value of stock options granted and SARs outstanding	$15.77	$17.85	$13.73
Expected volatility	70.56%	72.56%	51.57%
Expected life	5.5 years	6 years	2.7 years
Risk-free interest rate	0.89%	2.30%	0.34%
Expected dividend yield	—	—	—

Summary of stock option and SAR's activity

The following options and stock appreciation rights were exercised during the six months ended June 30, 2013:

Award Type	Number of Units	Weighted Average Exercise Price
Options	926	$20.80
Stock Appreciation Rights	3,846	$15.40

The following table summarizes stock option and SARs activity for the years ended December 31, 2012, 2011 and 2010:

	Stock Options		SARs
	Shares	Weighted Average Exercise	Shares	Weighted Average Exercise
Stock options outstanding at December 31, 2009	392,678	$23.48	112,471	$10.00
Granted	4,089	15.30	151,287	15.40
Exercised	(29,104)	9.81	(16,639)	10.00
Canceled/Forfeited	(36,823)	23.31	(16,556)	11.17

Stock options outstanding at December 31, 2010	330,840	24.60	230,563	13.46
Granted	139,916	27.39	—	—
Exercised	(129,785)	11.41	(119,801)	13.10
Canceled/forfeited	(19,364)	40.16	(3,123)	14.46

Stock options outstanding at December 31, 2011	321,607	30.20	107,639	13.83
Granted	151,102	26.97	—	—
Exercised	(40,173)	11.84	(34,385)	12.73
Canceled/forfeited/expired	(62,536)	29.22	(4,389)	15.40

Stock options outstanding at December 31, 2012	370,000	$31.04	68,865	$14.27

Exercise Price Range

Options to purchase 218,369 shares were exercisable at December 31, 2012 at a weighted average exercise price of $34.00.

	Options Outstanding			Options Exercisable
Range of Exercise Price	Number Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Number Exercisable	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
$0.00-$10.00	27,853	$10.00	6.09	27,853	$10.00	6.09
$10.00-$20.00	15,892	$18.06	8.89	2,726	$15.30	7.59
$20.00-$30.00	227,154	$27.28	6.60	90,397	$27.00	3.31
$30.00-$40.00	49,673	$39.12	2.39	47,965	$39.28	2.18
$40.00-$50.00	20,464	$48.50	2.91	20,464	$48.50	2.91
$50.00-$60.00	12,937	$51.40	2.23	12,937	$51.40	2.23
$60.00-$70.00	3,219	$66.60	1.02	3,219	$66.60	1.02
$70.00-$80.00	12,808	$70.90	1.14	12,808	$70.90	1.14

Summary of restricted stock and restricted stock units activity

The following table summarizes restricted stock and restricted stock units activity for the years ended December 31, 2012, 2011 and 2010:

	Restricted Stock		Restricted Stock Units
	Number of Shares	Weighted Average Grant Date Fair Value	Number of Units	Weighted Average Fair Value
Outstanding at December 31, 2009	134,389	$15.95	67,485	$18.06
Granted	2,363	15.30	91,378	15.40
Vested	(57,926)	21.90	(22,500)	15.24
Cancelled/Forfeited	(14,203)	12.43	(9,947)	15.76

Outstanding at December 31, 2010	64,623	11.37	126,416	27.32
Granted	205,463	27.37	—	—
Vested	(85,323)	19.36	(79,014)	27.87
Cancelled/Forfeited	(11,254)	26.89	(1,884)	25.03

Outstanding at December 31, 2011	173,509	25.38	45,518	24.14
Granted	230,096	26.40	—	—
Vested	(95,336)	23.15	(31,456)	25.92
Cancelled/Forfeited	(68,571)	27.43	(2,651)	24.60

Outstanding at December 31, 2012	239,698	$26.65	11,411	$24.60

Summary of performance shares and performance unit activity

The following table summarizes performance shares and performance units’ activity for the years-ended December 31, 2012, 2011, and 2010:

	Performance Shares		Performance Units
	Number of Shares	Weighted Average Grant Date Fair Value	Number of Units	Weighted Average Fair Value
Outstanding at December 31, 2009	136,298	$16.59	67,485	$27.53
Granted	2,363	18.65	91,378	19.94
Vested	—	—	—	—
Cancelled/Forfeited	(37,833)	17.53	(13,840)	20.12

Outstanding at December 31, 2010	100,828	16.29	145,023	35.41
Granted	81,489	42.72	—	—
Vested	(56,830)	23.24	(57,948)	24.68
Cancelled/Forfeited	(19,558)	48.62	(2,536)	25.03

Outstanding at December 31, 2011	105,929	26.92	84,539	39.78
Granted	145,508	25.78	32,498	—
Vested	(111,703)	7.96	(74,845)	31.17
Cancelled/Forfeited	(30,575)	42.11	(7,953)	49.20

Outstanding at December 31, 2012	109,159	$40.55	34,239	$49.20

Issuance of new grants

The following table summarizes the new grants issued during the six months ended June 30, 2013:

Grant date	Restricted stock	Grant date fair value of restricted stock	Stock options	Grant date fair value of stock options	Performance shares	Grant date fair value of performance shares
January 2, 2013	1,805	$25.20	—	$—	—	$—
January 22, 2013	47,994	$23.90	77,715	$14.77	95,991	$27.41
February 4, 2013	18,668	$22.63	17,692	$14.00	21,828	$25.96
April 1, 2013	157,142	$18.51	73,290	$11.39	28,662	$21.23
May 21, 2013	111,193	$13.66	—	$—	—	$—

Weighted average fair value of SAR's, performance units and RSU's outstanding	The following shows the weighted average fair value of SARs outstanding at June 30, 2013:

SARs
Weighted average fair value	$4.05

Options and SAR's exercisable

The following table shows the options and SARs exercisable at June 30, 2013:

Options Exercisable	Weighted Average Exercise Price	SARs Exercisable	Weighted Average Exercise Price
256,336	$32.92	65,019	$14.21

DERIVATIVE FINANCIAL INSTRUMENTS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivative instruments Settlement

As of June 30, 2013, the Company had the following derivative instruments that settle in each of the years indicated in the table (in thousands except average prices, ounces and notional data):

	2013	2014	2015	Thereafter
Palmarejo gold production royalty	$14,750	$24,895	$24,691	$20,069
Average gold price in excess of minimum contractual deduction	$502	$498	$492	$490
Notional ounces	29,389	50,004	50,004	40,985
Mexican peso forward purchase contracts	$20,700	$12,000	$—	$—
Average rate (MXP/$)	$12.90	$12.21	$—	$—
Mexican peso notional amount	267,119	146,460	—	—
Mexican peso put options purchased	$—	$6,000	$—	$—
Average strike price (MXP/$)	$—	$12.50	$—	$—
Mexico peso notional amount	—	75,000	—	—
Mexican peso call options sold	$—	$6,000	$—	$—
Average strike price (MXP/$)	$—	$15.50	$—	$—
Mexico peso notional amount	—	93,000	—	—
Silver concentrate sales agreements	$7,249	$—	$—	$—
Average silver price	$23.92	$—	$—	$—
Notional ounces	302,990	—	—	—
Gold concentrates sales agreements	$22,252	$—	$—	$—
Average gold price	$1,427	$—	$—	$—
Notional ounces	15,589	—	—	—
Gold put options purchased	$720	$720	$—	$—
Average gold strike price	$936	$979	$1,010	$—
Notional ounces	20,000	47,000	30,000	—
Gold call options sold	$—	$720	$—	$—
Average gold strike price	$2,000	$1,934	$2,000	$—
Notional ounces	10,000	47,000	30,000	—

As of December 31, 2012, the Company had the following derivative instruments that settle in each of the years indicated in the table (in thousands except average prices, ounces and notional data):

	2013	2014	2015	Thereafter
Palmarejo gold production royalty	$27,205	$24,895	$24,691	$21,140
Average gold price in excess of minimum contractual deduction	502	498	494	490
Notional ounces	54,171	50,004	50,004	43,173
Mexican peso forward purchase contracts	$26,100	$—	$—	$—
Average rate (MXP/$)	$13.11	$—	$—	$—
Mexican peso notional amount	342,235	—	—	—
Silver concentrate sales agreements	$12,736	$—	$—	$—
Average silver price	$31.04	$—	$—	$—
Notional ounces	410,298	—	—	—
Gold concentrates sales agreements	$20,498	$—	$—	$—
Average gold price	$1,714	$—	$—	$—
Notional ounces	11,957	—	—	—
Gold put options purchased	$1,800	$720	$—	$—
Average gold strike price	$928	$979	$1,010	$—
Notional ounces	45,000	47,000	30,000	—
Gold call options sold	$1,800	$720	$—	$—
Average gold strike price	$2,000	$1,933	$2,000	$—
Notional ounces	20,000	47,000	30,000	—

Fair value of the derivative instruments

The following summarizes the classification of the fair value of the derivative instruments as of June 30, 2013 and December 31, 2012 (in thousands):

	June 30, 2013
	Prepaid expenses and other	Other long-term assets	Accrued liabilities and other	Current portion of royalty obligation	Non-current portion of royalty obligation
Foreign exchange contracts Peso	$12	$—	$1,457	$—	$—
Palmarejo gold production royalty	—	—	—	17,759	34,600
Put and call options, net	50	2,308	—	—	—
Concentrate sales contracts	20	—	1,128	—	—

	$82	$2,308	$2,585	$17,759	$34,600

	December 31, 2012
	Prepaid expenses and other	Accrued liabilities and other	Other long- term Liabilities	Current portion of royalty obligation	Non-current portion of royalty obligation
Forward foreign exchange contracts Peso	$376	$300	$—	$—	$—
Palmarejo gold production royalty	—	—	—	41,146	103,952
Put and call options, net	—	2,025	7,274	—	—
Concentrate sales contracts	1,030	163	—	—	—

	$1,406	$2,488	$7,274	$41,146	$103,952

The following summarizes the classification of the fair value of the derivative instruments as of December 31, 2012 and December 31, 2011 (in thousands):

	December 31, 2012
	Prepaid expenses and other	Accrued liabilities and other	Other long- term liabilities	Current portion of royalty obligation	Non-current portion of royalty obligation
Forward foreign exchange contracts	$376	$300	$—	$—	$—
Palmarejo gold production royalty	—	—	—	41,146	103,952
Put and call options, net	—	2,025	7,274	—	—
Concentrate sales contracts	1,030	163	—	—	—

	$1,406	$2,488	$7,274	$41,146	$103,952

	December 31, 2011
	Prepaid expenses and other	Accrued liabilities and other	Other long- term Liabilities	Current portion of royalty obligation	Non-current portion of royalty obligation
Silver ounces receivable from Mandalay	$814	$—	$—	$—	$—
Forward foreign exchange contracts	—	3,188	—	—	—
Palmarejo gold production royalty	—	—	—	37,206	122,194
Put and call options, net	—	3,183	14,669	—	—
Concentrate sales contracts	—	825	—	—	—

	$814	$7,196	$14,669	$37,206	$122,194

Gain losses on derivative instruments

The following represent mark-to-market gains (losses) on derivative instruments for the three months ended June 30, 2013 and 2012 (in thousands):

		Three months ended June 30,		Six months ended June 30,
Financial statement line	Derivative	2013	2012	2013	2012
Sales of metal	Concentrate sales contracts	$(667)	$(877)	$(2,422)	$459
Production costs applicable to sales	Forward foreign exchange contracts	203	(1,151)	830	(1,934)
Fair value adjustments, net	Foreign exchange contracts MXN Peso	(2,260)	83	(1,522)	2,773
Fair value adjustments, net	Forward foreign exchange contracts Canadian dollar	1,598	—	—	—
Fair value adjustments, net	Silver ounces receivable	—	(337)	—	22
Fair value adjustments, net	Palmarejo gold royalty	61,066	14,105	75,494	(11,505)
Fair value adjustments, net	Put and call options	6,350	2,187	10,577	1,636

		$66,290	$14,010	$82,957	$(8,549)

The following represent mark-to-market gains (losses) on derivative instruments for the years ended December 31, 2012 and 2011 (in thousands):

		Years ended December 31,
Financial statement line	Derivative	2012	2011	2010
Sales of metal	Concentrate sales contracts	$1,682	$2,505	$1,636
Production costs applicable to sales	Forward foreign exchange contracts	(1,621)	383	1,638
Fair value adjustments, net	Gold lease facility	—	(132)	2,885
Fair value adjustments, net	Forward foreign exchange contracts	3,264	(3,192)	(1,330)
Fair value adjustments, net	Forward gold contract	—	34	425
Fair value adjustments, net	Silver ounces receivable	213	(276)	1,594
Fair value adjustments, net	Palmarejo gold royalty	(31,053)	(40,046)	(83,989)
Fair value adjustments, net	Franco-Nevada warrant	—	—	3,451
Fair value adjustments, net	Put and call options	4,089	(8,438)	(11,795)

		$(23,426)	$(49,162)	$(85,485)

COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Amount Accrued

Changes to the Company’s termination benefits are as follows (in thousands):

	Years ended December 31,
	2012	2011
Beginning balance	$3,335	$1,105
Accruals	473	2,230
Plan termination	(3,808)	—

Ending balance	$—	$3,335

SIGNIFICANT CUSTOMERS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Text Block [Abstract]
Schedule of Significant Customers

The following table indicates customers that represent 10% or more of total sales of metal for the three months ended June 30, 2013 and 2012 (in millions):

Customer	Three months ended June 30,	Three months ended June 30,	Segments reporting sales of metal
	2013	2012
Valcambi	$27.2	$148.3	Palmarejo, San Bartolomé
Auramet	44.1	19.9	San Bartolomé, Kensington
Toronto Dominian Bank	34.5	18.3	Palmarejo, Rochester
International Commodities	25.7	7.0	Palmarejo, San Bartolomé, Rochester

The following table indicates customers that represent 10% or more of total sales of metal for the six months ended June 30, 2013 and 2012 (in millions):

Customer	Six months ended June 30,	Six months ended June 30,	Segments reporting sales of metal
	2013	2012
Valcambi	$39.4	$256.2	Palmarejo, San Bartolomé
Auramet	68.9	33.5	San Bartolomé, Kensington
Johnson Mathey	44.8	0.9	San Bartolomé, Rochester
International Commodities	40.4	23.8	Palmarejo, San Bartolomé, Rochester

The following table indicates customers that represent 10% or more of total sales of metal for the years December 31, 2012, 2011, and 2010 (in millions):

Customer	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010	Segments reporting revenue
Valcambi	$414.4	$385.5	$174.1	Palmarejo, San Bartolomé
Auramet	94.6	50.8	79.0	Palmarejo
Penoles	0.3	13.3	53.9	Martha
China Gold	43.8	108.9	23.6	Kensington
International Commodities	58.0	112.6	36.7	Palmarejo, San Bartolomé, Rochester
Mitsui	65.6	105.1	45.9	Palmarejo, San Bartolomé, Rochester

SEGMENT REPORTING (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting [Abstract]
Financial information relating to the reporting segments

Financial information relating to the Company’s segments is as follows (in thousands):

Three months ended June 30, 2013	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	La Preciosa	Other	Total
Sales of metals	$86,217	$49,236	$30,851	$34,903	$(161)	$3,479	$—	$—	$204,525
Productions costs applicable to sales	(55,218)	(32,815)	(30,154)	(23,054)	—	(1,683)	—	—	(142,924)
Depreciation and depletion	(35,557)	(4,941)	(13,261)	(2,324)	(113)	(1,220)	(2)	(235)	(57,653)

Gross profit	(4,558)	11,480	(12,564)	9,525	(274)	576	(2)	(235)	3,948
Exploration expense	3,189	27	563	512	603	—	690	1,190	6,774
Loss on impairment	—	—	—	—	86	—	—	—	86
Other operating expenses	—	—	134	34,177	861	—	—	12,873	48,045

OPERATING INCOME	(7,747)	11,453	(13,261)	(25,164)	(1,824)	576	(692)	(14,298)	(50,957)
Interest and other income, net	(428)	683	150	—	(177)	—	(11)	(16,990)	(16,773)
Interest expense, net	(4,190)	(14)	(95)	(5)	(1)	—	—	(6,625)	(10,930)
Fair value adjustments, net	61,066	—	6,350	—	—	—	—	(662)	66,754
Income tax expense	(17,282)	(4,506)	—	—	(117)	85	—	(1,314)	(23,134)

Net income	$31,419	$7,616	$(6,856)	$(25,169)	$(2,119)	$661	$(703)	$(39,889)	$(35,040)

Segment assets (A)	$1,860,240	$286,325	$485,215	$122,917	$6,757	$30,226	$409,458	$103,464	$3,304,602
Capital expenditures (B)	$9,166	$3,159	$7,406	$6,596	$10	$—	$735	$129	$27,201

A.	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
B.	Balance represents cash flow amounts

Three months ended June 30, 2012	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	Other	Total
Sales of metals	$136,365	$53,383	$21,124	$34,153	$4,149	$5,232	$—	$254,406
Productions costs applicable to sales	(62,538)	(22,773)	(16,106)	(20,751)	(7,102)	(2,553)	—	(131,823)
Depreciation and depletion	(42,748)	(4,070)	(9,719)	(2,060)	(704)	(1,592)	(131)	(61,024)

Gross profit	31,079	26,540	(4,701)	11,342	(3,657)	1,087	(131)	61,559
Exploration expense	1,624	(70)	274	1,135	2,763	—	579	6,305
Loss on impairment	—	—	—	—	4,813	—	—
Other operating expenses	—	25	16	692	81	—	8,053	8,867

OPERATING INCOME	29,455	26,585	(4,991)	9,515	(11,314)	1,087	(8,763)	41,574
Interest and other income, net	(4,720)	631	—	239	(494)	—	1,123	(3,221)
Interest expense	(5,672)	(36)	(901)	(7)	(1)	—	(940)	(7,557)
Fair value adjustments, net	14,105	—	2,187	—	—	—	(253)	16,039
Income tax benefit (expense)	(11,967)	(10,889)	—	—	(28)	—	(978)	(23,862)

Net income	$21,201	$16,291	$(3,705)	$9,747	$(11,837)	$1,087	$(9,811)	$22,973

Segment assets (A)	$1,954,084	$289,428	$518,611	$94,677	$13,070	$33,228	$16,654	$2,919,752
Capital expenditures (B)	$11,174	$7,800	$9,324	$2,946	$529	$—	$465	$32,238

A.	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
B.	Balance represents cash flow amounts

Six months ended June 30, 2013	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	La Preciosa	Other	Total
Sales of metals	$143,643	$82,377	$70,126	$74,377	$(662)	$6,461		$—	$376,322
Productions costs applicable to sales	(81,937)	(48,494)	(53,718)	(44,557)	—	(3,003)	—	1	(231,708)
Depreciation and depletion	(64,507)	(9,696)	(26,647)	(4,505)	(229)	(2,044)	(2)	(459)	(108,089)

Gross profit	(2,801)	24,187	(10,239)	25,315	(891)	1,414	(2)	(458)	36,525
Exploration expense	5,170	79	1,235	996	1,587	—	690	3,858	13,615
Loss on impairment	—	—	—	—	205	—	—	—	205
Other operating expenses	—	3,722	210	34,321	1,906	—	—	22,598	62,757

OPERATING INCOME	(7,971)	20,386	(11,684)	(10,002)	(4,589)	1,414	(692)	(26,914)	(40,052)
Interest and other income, net	1,514	1,288	281	57	746	—	(11)	(16,827)	(12,952)
Interest expense, net	(7,928)	(46)	(354)	(11)	—	—	—	(12,323)	(20,662)
Fair value adjustments, net	75,494	—	10,577	—	—	—	—	(1,521)	84,550
Income tax expense	(20,816)	(8,834)	(1)	—	(44)	84	—	(4,043)	(33,654)

Net income	$40,293	$12,794	$(1,181)	$(9,956)	$(3,887)	$1,498	$(703)	$(61,628)	$(22,770)

Segment assets (A)	$1,860,240	$286,325	$485,215	$122,917	$6,757	$30,226	$409,458	$103,464	$3,304,602
Capital expenditures (B)	$14,480	$3,616	$10,736	$9,894	$10	$—	$735	$557	$40,028

A.	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
B.	Balance represents cash flow amounts

Six months ended June 30, 2012	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	Other	Total
Sales of metals	$260,087	$94,759	$31,500	$52,911	$7,767	$11,946	$—	$458,970
Productions costs applicable to sales	(108,397)	(36,381)	(33,197)	(30,317)	(10,795)	(5,290)	—	(224,377)
Depreciation and depletion	(80,517)	(8,289)	(16,324)	(3,702)	(1,300)	(3,236)	(248)	(113,616)

Gross profit	71,173	50,089	(18,021)	18,892	(4,328)	3,420	(248)	120,977
Exploration expense	2,945	—	496	1,844	6,174	—	1,413	12,872
Loss on impairment	—	—	—	—	4,813	—	—	4,813
Other operating expenses	—	30	35	2,033	279	—	15,154	17,531

OPERATING INCOME	68,228	50,059	(18,552)	15,015	(15,594)	3,420	(16,815)	85,761
Interest and other income, net	(139)	726	—	288	(570)	—	1,481	1,786
Interest expense, net	(10,481)	(36)	(1,793)	(15)	(1)	—	(1,901)	(14,227)
Fair value adjustments, net	(11,505)	—	1,636	—	—	—	2,795	(7,074)
Income tax expense	(15,511)	(18,578)	—	—	(239)	—	(4,970)	(39,298)

Net income	$30,592	$32,171	$(18,709)	$15,288	$(16,404)	$3,420	$(19,410)	$26,948

Segment assets (A)	$1,954,084	$289,428	$518,611	$94,677	$13,070	$33,228	$16,654	$2,919,752
Capital expenditures (B)	$18,344	$18,007	$20,202	$5,585	$1,188	$—	$559	$63,885

A.	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
B.	Balance represents cash flow amounts

Financial information relating to the Company’s segments is as follows (in thousands):

Year ended December 31, 2012	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	Other	Total
Sales of metals	$442,098	$178,005	$110,987	$132,392	$13,162	$18,848	$—	$895,492
Productions costs applicable to sales	(197,478)	(71,428)	(87,089)	(74,256)	(17,682)	(8,824)	—	(456,757)
Depreciation and depletion	(146,595)	(16,709)	(41,645)	(8,065)	(692)	(4,591)	(560)	(218,857)

Gross profit (loss)	98,025	89,868	(17,747)	50,071	(5,212)	5,433	(560)	219,878
Exploration expense	7,575	159	3,283	3,591	8,648	—	3,014	26,270
Loss on impairment	—	—	—	—	5,825	—	—	5,825
Other operating expenses	11	80	74	1,401	2,108	—	30,564	34,238

OPERATING INCOME (LOSS)	90,439	89,629	(21,104)	45,079	(21,793)	5,433	(34,138)	153,545
Interest and other income, net	4,017	9,719	(77)	358	(1,153)	—	1,572	14,436
Interest expense, net	(18,938)	(72)	(2,972)	(26)	(3)	—	(4,158)	(26,169)
Loss on debt extinguishment	—	—	(1,036)	—	—	—	—	(1,036)
Fair value adjustments, net	(31,054)	—	4,089	—	—	—	3,478	(23,487)
Income tax expense	(18,066)	(44,632)	—	—	976	409	(7,299)	(68,612)

Net income (loss)	$26,398	$54,644	$(21,100)	$45,411	$(21,973)	$5,842	$(40,545)	$48,677

Segment assets (A)	$1,905,269	$302,922	$508,658	$104,373	$9,813	$31,479	$111,542	$2,974,056
Capital expenditures (B)	$38,456	$25,672	$36,994	$11,794	$1,193	$—	$1,532	$115,641

Year ended December 31, 2011	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	Other	Total
Sales of metals	$513,097	$267,502	$151,186	$57,331	$13,347	$18,737	$—	$1,021,200
Productions costs applicable to sales	(186,201)	(79,679)	(101,672)	(28,257)	(15,513)	(8,634)	—	(419,956)
Depreciation and depletion	(159,264)	(22,410)	(35,839)	(2,824)	(556)	(3,148)	(459)	(224,500)

Gross profit (loss)	167,632	165,413	13,675	26,250	(2,722)	6,955	(459)	376,744
Exploration expense	6,863	248	1,102	1,989	6,367	—	2,559	19,128
Other operating expenses	949	342	317	19,931	156	(1)	29,126	50,820

OPERATING INCOME (LOSS)	159,820	164,823	12,256	4,330	(9,245)	6,956	(32,144)	306,796
Interest and other income, net	(9,099)	156	4	57	(544)	—	2,816	(6,610)
Interest expense, net	(23,453)	(45)	(4,889)	(21)	(458)	—	(5,908)	(34,774)
Loss on debt extinguishment	—	—	—	—	—	—	(5,526)	(5,526)
Fair value adjustments, net	(40,046)	—	(8,438)	—	—	—	(3,566)	(52,050)
Income tax expense	(28,023)	(59,867)	(31)	—	(1,219)	—	(25,197)	(114,337)

Net income (loss)	$59,199	$105,067	$(1,098)	$4,366	$(11,466)	$6,956	$(69,525)	$93,499

Segment assets (A)	$2,029,769	$276,423	$507,891	$76,852	$19,717	$35,686	$16,792	$2,963,130
Capital expenditures (B)	$36,976	$17,731	$34,013	$27,217	$3,426	$—	$625	$119,988

(A)	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
(B)	Balance represents cash flow amounts

Year ended December 31, 2010	Palmarejo Mine	San Bartolomé Mine	Kensington Mine	Rochester Mine	Martha Mine	Endeavor Mine	Other	Total
Sales of metals	$230,024	$142,989	$23,628	$54,323	$53,875	$10,618	$—	$515,457
Productions costs applicable to sales	(127,658)	(60,023)	(14,043)	(24,760)	(27,040)	(4,112)	—	(257,636)
Depreciation and depletion	(91,505)	(19,650)	(17,487)	(1,890)	(8,525)	(1,989)	(573)	(141,619)

Gross profit (loss)	10,861	63,316	(7,902)	27,673	18,310	4,517	(573)	116,202
Exploration expense	4,658	9	659	190	5,791	—	2,942	14,249
Other operating expenses	352	—	170	1,544	—	—	24,987	27,053

OPERATING INCOME (LOSS)	5,851	63,307	(8,731)	25,939	12,519	4,517	(28,502)	74,900
Interest and other income, net	914	(373)	(26)	681	(3,974)	—	3,549	771
Interest expense, net	(21,567)	(325)	(1,591)	—	(90)	—	(7,369)	(30,942)
Loss on debt extinguishment	—	—	—	—	—	—	(20,300)	(20,300)
Fair value adjustments, net	(98,707)	—	(13,783)	—	—	—	(4,604)	(117,094)
Income tax expense	16,901	(21,655)	(8)	—	(8,523)	—	22,766	9,481

Income (loss) from continuing operations	(96,608)	40,954	(24,139)	26,620	(68)	4,517	(34,460)	$(83,184)
Loss from discontinued operations	—	—	—	—	—	—	(6,029)	$(6,029)
Loss on sale of net assets of discontinued operations	—	—	—	—	—	—	(2,095)	$(2,095)

Net income (loss)	$(96,608)	$40,954	$(24,139)	$26,620	$(68)	$4,517	$(42,584)	$(91,308)

Segment assets (A)	$2,119,367	$260,653	$512,401	$29,734	$21,290	$39,530	$17,414	$3,000,389
Capital expenditures (B)	$54,226	$6,159	$92,730	$2,349	$100	$—	$430	$155,994

(A)	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
(B)	Balance represents cash flow amounts

Consolidated Assets

	June 30, 2013	December 31, 2012
Assets
Total assets for reportable segments	$3,304,602	$2,974,056
Cash and cash equivalents	249,531	125,440
Short term investments	—	999
Other assets	112,583	120,906

Total consolidated assets	$3,666,716	$3,221,401

	2012	2011	2010
Assets
Total assets for reportable segments	$2,974,056	$2,963,130	$3,000,389
Cash and cash equivalents	125,440	175,012	66,118
Short term investments	999	20,254	—
Other assets	120,906	106,045	91,020

Total consolidated assets	$3,221,401	$3,264,441	$3,157,527

Long Lived Assets by Country

	June 30, 2013	December 31, 2012
Long Lived Assets:
United States	$503,105	$514,687
Australia	27,364	29,408
Argentina	94,964	95,134
Bolivia	235,781	240,905
Mexico	2,156,808	1,795,677

Total	$3,018,022	$2,675,811

	As of December 31,
	2012	2011	2010
Long Lived Assets:
United States	$608,051	$515,096	$488,104
Australia	29,408	33,999	37,147
Chile	65	65	14
Argentina	1,705	5,213	1,882
Bolivia	240,905	230,956	234,306
Mexico	1,795,677	1,903,374	2,028,864

Total	$2,675,811	$2,688,703	$2,790,317

Revenue by Country

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Revenues:
United States	$65,754	$55,277	$144,502	$84,411
Mexico	86,217	136,365	143,643	260,087
Bolivia	49,236	53,383	82,377	94,759
Australia	3,479	5,232	6,462	11,946
Argentina	(161)	4,149	(662)	7,767

Total	$204,525	$254,406	$376,322	$458,970

	Twelve months ended December 31,
	2012	2011	2010
Revenues:
United States	$243,379	$208,517	$77,951
Mexico	442,098	513,097	230,025
Bolivia	178,005	267,502	142,988
Australia	18,848	18,737	10,618
Argentina	13,162	13,347	53,875

Total	$895,492	$1,021,200	$515,457

SUMMARY OF QUARTERLY FINANCIAL DATA (UNAUDITED) (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Summary of quarterly results of operations

The following table sets forth a summary of the unaudited quarterly results of operations for the years ended December 31, 2012 and 2011 (In thousands, except per share data):

	Q1	Q2	Q3	Q4
2012
Sales of metals	$204,564	$254,406	$230,593	$205,929
Income (loss) from continuing operations	3,975	22,973	(15,821)	37,550
Net income (loss)	3,975	22,973	(15,821)	37,550
Depreciation, depletion, and amortization	52,592	61,024	52,844	52,397
Production costs	92,554	131,823	124,967	107,413
Exploration expenses	6,567	6,305	6,957	6,441
Other operating expenses (general and administrative, pre-development, and loss on impairment)	8,664	13,680	11,836	5,883
Cash provided by operating activities	17,002	113,203	79,735	61,694
Capital expenditures	31,647	32,238	29,972	21,784
Basic net income (loss) per share:
Income (loss) from continuing operations	0.04	0.26	(0.18)	0.42

Net income (loss)	$0.04	$0.26	$(0.18)	$0.42

Diluted net income (loss) per share:
Income (loss) from continuing operations	0.04	0.26	(0.18)	0.42

Net income (loss)	$0.04	$0.26	$(0.18)	$0.42

	Q1	Q2	Q3	Q4
2011
Sales of metals	$199,624	$231,090	$343,575	$246,911
Income from continuing operations	12,464	38,611	31,060	11,364
Net income	12,464	38,611	31,060	11,364
Depreciation, depletion, and amortization	50,041	57,641	58,652	58,166
Production costs	92,474	77,102	141,253	109,127
Exploration expenses	2,762	4,077	4,772	7,517
Other operating expenses	15,805	12,931	11,507	10,577
Cash provided by operating activities	35,786	111,065	181,911	87,411
Capital expenditures	15,918	25,764	38,099	40,207
Basic net income per share:
Income from continuing operations	0.14	0.43	0.35	0.13

Net income	$0.14	$0.43	$0.35	$0.13

Diluted net income per share:
Income from continuing operations	0.14	0.43	0.35	0.13

Net Income	$0.14	$0.43	$0.35	$0.13

SUPPLEMENTAL GUARANTOR INFORMATION (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Text Block [Abstract]
Condensed Consolidating Balance Sheet

CONDENSED CONSOLIDATING BALANCE SHEET

JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$186,881	$723	$61,927	$—	$249,531
Short term investments	—	—	—	—	—
Receivables	1,414	9,300	53,893	—	64,607
Ore on leach pad	—	28,880	—	—	28,880
Metal and other inventory	—	34,933	113,353	—	148,286
Deferred tax assets	—	—	2,620	—	2,620
Restricted Assets	—	—	660	—	660
Prepaid expenses and other	3,384	8,480	6,081	—	17,945

	191,679	82,316	238,534	—	512,529

Non-Current Assets
Property, plant and equipment, net	1,700	203,350	455,283	—	660,333
Mining properties, net	—	297,594	2,060,095	—	2,357,689
Ore on leach pad, non-current portion	—	26,861	—	—	26,861
Restricted assets	18,682	60	5,726	—	24,468
Marketable securities	16,008	—	—	—	16,008
Receivables, non-current portion	—	—	38,539	—	38,539
Debt issuance costs, net	11,890	—	—	—	11,890
Deferred tax assets	955	—	14	—	969
Net investment in subsidiaries	1,878,855	—	1,578,799	(3,457,654)	—
Other	52,443	14,717	318,635	(368,365)	17,430

Total Assets	$2,172,212	$624,898	$4,695,625	$(3,826,019)	$3,666,716

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$2,379	$16,948	$38,119	$—	$57,446
Accrued liabilities and other	2,309	2,254	4,806	—	9,369
Accrued income taxes	34	—	8,628	—	8,662
Accrued payroll and related benefits	3,231	4,312	8,033	—	15,576
Accrued interest payable	10,222	4	1,033	(1,022)	10,237
Current portion of capital leases and other debt obligations	—	2,421	307,714	(304,650)	5,485
Current portion of royalty obligation	—	2,911	41,694	—	44,605
Current portion of reclamation and mine closure	—	—	1,068	(595)	473
Deferred tax liability	—	—	121	—	121

	18,175	28,850	411,216	(306,267)	151,974

Non-Current Liabilities
Long-term debt and capital leases	305,333	312	63,625	(62,692)	306,578
Non-current portion of royalty obligation	—	19,135	67,169	—	86,304
Reclamation and mine closure	—	24,009	11,104	595	35,708
Deferred income taxes	118,743	—	592,807	—	711,550
Other long term liabilities	955	705	21,450	—	23,110
Intercompany payable (receivable)	(622,486)	392,288	230,198	—	—

	(197,455)	436,449	986,353	(62,097)	1,163,250

Stockholders’ Equity
Common stock	1,016	350	120,848	(121,198)	1,016
Additional paid-in capital	2,770,953	107,734	3,235,572	(3,343,306)	2,770,953
Accumulated deficit	(418,926)	51,515	(58,364)	6,849	(418,926)
Accumulated other comprehensive loss	(1,551)	—	—	—	(1,551)

Total Liabilities and Stockholders’ Equity	$2,172,212	$624,898	$4,695,625	$(3,826,019)	$3,666,716

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$86,788	$400	$38,252	$—	$125,440
Short term investments	999	—	—	—	999
Receivables	8,520	7,643	46,275	—	62,438
Ore on leach pad	—	22,991	—	—	22,991
Metal and other inventory	—	45,906	124,764	—	170,670
Deferred tax assets	—	—	2,458	—	2,458
Restricted Assets	—	—	396	—	396
Prepaid expenses and other	3,395	5,947	11,448	—	20,790

Total Current Assets	99,702	82,887	223,593	—	406,182

Non-Current Assets
Property, plant and equipment, net	4,183	208,857	470,820	—	683,860
Mining properties, net	—	301,506	1,690,445	—	1,991,951
Ore on leach pad, non-current portion	—	21,356	—	—	21,356
Restricted assets	18,922	60	5,988	—	24,970
Marketable securities	27,065	—	—	—	27,065
Receivables, non-current portion	—	—	48,767	—	48,767
Debt issuance costs, net	3,713	—	—	—	3,713
Deferred tax assets	955	—	—	—	955
Net investment in subsidiaries	1,553,434	—	1,285,862	(2,839,296)	—
Other	39,120	12,360	318,330	(357,228)	12,582

Total Assets	$1,747,094	$627,026	$4,043,805	$(3,196,524)	$3,221,401

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$2,954	$17,211	$37,317	$—	$57,482
Accrued liabilities and other	1,418	4,014	4,570	—	10,002
Accrued income taxes	257	—	26,851	—	27,108
Accrued payroll and related benefits	7,477	8,158	5,671	—	21,306
Accrued interest payable	463	5	1,002	(992)	478
Current portion of capital leases and other debt obligations	48,081	3,013	309,539	(304,650)	55,983
Current portion of royalty obligation	—	—	65,104	—	65,104
Current portion of reclamation and mine closure	—	—	1,445	(777)	668
Deferred tax liability	—	—	121	—	121

	60,650	32,401	451,620	(306,419)	238,252

Non-Current Liabilities
Long-term debt and capital leases	—	1,675	53,367	(51,582)	3,460
Non-current portion of royalty obligation	—	—	141,879	—	141,879
Reclamation and mine closure	—	23,149	10,744	777	34,670
Deferred income taxes	115,425	—	462,063	—	577,488
Other long term liabilities	955	8,086	18,331	—	27,372
Intercompany payable (receivable)	(628,216)	390,480	237,736	—	—

	(511,836)	423,390	924,120	(50,805)	784,869

Stockholders’ Equity
Common stock	903	350	22,760	(23,110)	903
Additional paid-in capital	2,601,254	107,734	2,748,173	(2,855,907)	2,601,254
Accumulated deficit	(396,156)	63,151	(102,868)	39,717	(396,156)
Accumulated other comprehensive loss	(7,721)	—	—	—	(7,721)

Total Liabilities and Stockholders’ Equity	$1,747,094	$627,026	$4,043,805	$(3,196,524)	$3,221,401

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$86,788	$400	$38,252	$—	$125,440
Short term investments	999	—	—	—	999
Receivables	8,520	7,643	46,275	—	62,438
Ore on leach pad	—	22,991	—	—	22,991
Metal and other inventory	—	45,906	124,764	—	170,670
Deferred tax assets	—	—	2,458	—	2,458
Restricted Assets	—	—	396	—	396
Prepaid expenses and other	3,395	5,947	11,448	—	20,790

	99,702	82,887	223,593	—	406,182

Non-Current Assets
Property, plant and equipment, net	4,183	208,857	470,820	—	683,860
Mining properties, net	—	301,506	1,690,445	—	1,991,951
Ore on leach pad, non-current portion	—	21,356	—	—	21,356
Restricted assets	18,922	60	5,988	—	24,970
Marketable securities	27,065	—	—	—	27,065
Receivables, non-current portion	—	—	48,767	—	48,767
Debt issuance costs, net	3,713	—	—	—	3,713
Deferred tax assets	955	—	—	—	955
Net investment in subsidiaries	1,553,434	—	1,285,862	(2,839,296)	—
Other	39,120	12,360	318,330	(357,228)	12,582

Total Assets	$1,747,094	$627,026	$4,043,805	$(3,196,524)	$3,221,401

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$2,954	$17,211	$37,317	$—	$57,482
Accrued liabilities and other	1,418	4,014	4,570	—	10,002
Accrued income taxes	257	—	26,851	—	27,108
Accrued payroll and related benefits	7,477	8,158	5,671	—	21,306
Accrued interest payable	463	5	1,002	(992)	478
Current portion of debt and capital leases	48,081	3,013	309,539	(304,650)	55,983
Current portion of royalty obligation	—	—	65,104	—	65,104
Current portion of reclamation and mine closure	—	—	1,445	(777)	668
Deferred tax liability	—	—	121	—	121

	60,650	32,401	451,620	(306,419)	238,252

Non-Current Liabilities
Long-term debt and capital leases	—	1,675	53,367	(51,582)	3,460
Non-current portion of royalty obligation	—	—	141,879	—	141,879
Reclamation and mine closure	—	23,149	10,744	777	34,670
Deferred tax liabilities	115,425	—	462,063	—	577,488
Other long term liabilities	955	8,086	18,331	—	27,372
Intercompany payable (receivable)	(628,216)	390,480	237,736	—	—

	(511,836)	423,390	924,120	(50,805)	784,869

COMMITMENTS AND CONTINGENCIES
Shareholders’ Equity
Common stock	903	350	22,760	(23,110)	903
Additional paid-in capital	2,601,254	107,734	2,748,173	(2,855,907)	2,601,254
Accumulated deficit	(396,156)	63,151	(102,868)	39,717	(396,156)
Accumulated other comprehensive loss	(7,721)	—	—	—	(7,721)

Total Liabilities and Shareholders’ Equity	$1,747,094	$627,026	$4,043,805	$(3,196,524)	$3,221,401

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2011

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$85,672	$433	$88,907	$—	$175,012
Short term investments	20,254	—	—	—	20,254
Receivables	8,697	13,251	61,549	—	83,497
Ore on leach pad	—	27,252	—	—	27,252
Metal and other inventory	—	19,302	113,479	—	132,781
Deferred tax assets	—	—	1,869	—	1,869
Restricted Assets	—	—	60	—	60
Prepaid expenses and other	3,803	7,323	13,092	—	24,218

	118,426	67,561	278,956	—	464,943

Non-Current Assets
Property, plant and equipment, net	3,420	202,311	481,945	—	687,676
Mining properties, net	—	309,287	1,691,740	—	2,001,027
Ore on leach pad, non-current portion	—	6,679	—	—	6,679
Restricted assets	18,904	4,705	5,302	—	28,911
Marketable securities	19,844	—	—	—	19,844
Receivables, non-current portion	—	—	40,314	—	40,314
Debt issuance costs, net	434	1,455	—	—	1,889
Deferred tax assets	—	—	263	—	263
Net investment in subsidiaries	1,437,711	—	1,285,863	(2,723,574)	—
Other	35,867	6,023	318,533	(347,528)	12,895

Total Assets	$1,634,606	$598,021	$4,102,916	$(3,071,102)	$3,264,441

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,433	$17,697	$59,460	$—	$78,590
Accrued liabilities and other	3,467	3,938	5,721	—	13,126
Accrued income taxes	—	—	47,803	—	47,803
Accrued payroll and related benefits	7,125	5,470	3,645	—	16,240
Accrued interest payable	461	16	1,043	(961)	559
Current portion of debt and capital leases	—	19,418	313,184	(300,000)	32,602
Current portion of royalty obligation	—	—	61,721	—	61,721
Current portion of reclamation and mine closure	—	—	7	1,380	1,387
Deferred tax liability	—	—	53	—	53

	12,486	46,539	492,637	(299,581)	252,081

Non-Current Liabilities
Long-term debt and capital leases	45,544	65,082	51,801	(46,566)	115,861
Non-current portion of royalty obligation	—	—	169,788	—	169,788
Reclamation and mine closure	—	21,591	12,162	(1,382)	32,371
Deferred tax liabilities	110,195	—	417,378	—	527,573
Other long term liabilities	2,274	18,698	9,074	—	30,046
Intercompany payable (receivable)	(672,614)	304,089	368,525	—	—

	(514,601)	409,460	1,028,728	(47,948)	875,639

COMMITMENTS AND CONTINGENCIES
Shareholders’ Equity
Common stock	897	350	7,301	(7,651)	897
Additional paid-in capital	2,585,632	102,316	2,692,055	(2,794,371)	2,585,632
Accumulated deficit	(444,833)	39,356	(117,805)	78,449	(444,833)
Accumulated other comprehensive loss	(4,975)	—	—	—	(4,975)

Total Liabilities and Shareholders’ Equity	$1,634,606	$598,021	$4,102,916	$(3,071,102)	$3,264,441

Condensed Consolidating Income Statement

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$65,754	$138,771	$—	$204,525
Production costs applicable to sales	—	(53,207)	(89,717)	—	(142,924)
Depreciation, depletion and amortization	(231)	(15,589)	(41,833)	—	(57,653)

Gross Profit	(231)	(3,042)	7,221	—	3,948

COSTS AND EXPENSES
General and administrative	12,617	1,375	1,034	—	15,026
Exploration	314	1,398	5,062	—	6,774
Litigation Settlement		32,046			32,046
Loss on impairment and other	—	—	86	—	86
Pre-development, care, maintenance, and other	—	698	275	—	973

Total costs and expenses	12,931	35,517	6,457	—	54,905

OPERATING INCOME (LOSS)	(13,162)	(38,559)	764	—	(50,957)

OTHER INCOME AND EXPENSE
Fair value adjustments, net	(662)	6,350	61,066	—	66,754
Other than temporary impairment of marketable sec.	(17,192)	—	—	—	(17,192)
Interest and other, net	1,309	241	(247)	(884)	419
Interest expense, net of capitalized interest	(6,623)	(100)	(5,091)	884	(10,930)

Total other income and expense, net	(23,168)	6,491	55,728	—	39,051

INCOME (LOSS) BEFORE INCOME TAXES	(36,330)	(32,068)	56,492	—	(11,906)
Income tax provision	(824)	(191)	(22,119)	—	(23,134)

Total income (loss) after taxes	(37,154)	(32,259)	34,373	—	(35,040)

Equity income (loss) in consolidated subsidiaries	2,114	—	—	(2,114)	—

NET INCOME (LOSS)	$(35,040)	$(32,259)	$34,373	$(2,114)	$(35,040)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$55,277	$199,129	$—	$254,406
Production costs applicable to sales	—	(36,857)	(94,966)	—	(131,823)
Depreciation, depletion and amortization	(131)	(11,780)	(49,113)	—	(61,024)

Gross Profit	(131)	6,640	55,050	—	61,559

COSTS AND EXPENSES
General and administrative	7,989	432	173	—	8,594
Exploration	212	1,782	4,311	—	6,305
Loss on impairment and other	—	—	4,813	—	4,813
Pre-development, care, maintenance, and other	—	276	(3)	—	273

Total costs and expenses	8,201	2,490	9,294	—	19,985

OPERATING INCOME (LOSS)	(8,332)	4,150	45,756	—	41,574

OTHER INCOME AND EXPENSE
Fair value adjustments, net	(254)	2,187	14,106	—	16,039
Interest and other income, net	2,176	325	(4,495)	(1,227)	(3,221)
Interest expense, net of capitalized interest	(940)	(908)	(6,936)	1,227	(7,557)

Total other income and expense, net	982	1,604	2,675	—	5,261

INCOME (LOSS) BEFORE INCOME TAXES	(7,350)	5,754	48,431	—	46,835
Income tax benefit (provision)	(388)	—	(23,474)	—	(23,862)

Total income (loss) after taxes	(7,738)	5,754	24,957	—	22,973

Equity income (loss) in consolidated subsidiaries	30,711	—	—	(30,711)	—

NET INCOME (LOSS)	$22,973	$5,754	$24,957	$(30,711)	$22,973

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$144,502	$231,820	$—	$376,322
Production costs applicable to sales	—	(98,274)	(133,434)	—	(231,708)
Depreciation, depletion, and amortization	(450)	(31,160)	(76,479)	—	(108,089)

Gross Profit	(450)	15,068	21,907	—	36,525

COSTS AND EXPENSES
General and administrative	22,354	1,542	1,357	—	25,253
Exploration	663	2,862	10,090	—	13,615
Litigation settlement		32,046			32,046
Loss on impairment and other	—	—	205	—	205
Pre-development, care, maintenance, and other	—	698	4,760	—	5,458

Total costs and expenses	23,017	37,148	16,412	—	76,577

OPERATING INCOME (LOSS)	(23,467)	(22,080)	5,495	—	(40,052)

OTHER INCOME AND EXPENSE
Fair value adjustments, net	(1,522)	10,577	75,495	—	84,550
Other than temporary impairment of marketable sec.	(17,227)	—	—	—	(17,227)
Interest and other, net	2,208	475	3,316	(1,724)	4,275
Interest expense, net of capitalized interest	(12,320)	(364)	(9,702)	1,724	(20,662)

Total other income and expense, net	(28,861)	10,688	69,109	—	50,936

INCOME (LOSS) BEFORE INCOME TAXES	(52,328)	(11,392)	74,604	—	10,884
Income tax benefit (provision)	(3,310)	(246)	(30,098)	—	(33,654)

Total income (loss) after taxes	(55,638)	(11,638)	44,506	—	(22,770)

Equity income (loss) in consolidated subsidiaries	32,868	—	—	(32,868)	—

NET INCOME (LOSS)	$(22,770)	$(11,638)	$44,506	$(32,868)	$(22,770)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$84,412	$374,558	$—	$458,970
Production costs applicable to sales	—	(63,513)	(160,864)	—	(224,377)
Depreciation, depletion and amortization	(248)	(20,026)	(93,342)	—	(113,616)

Gross Profit	(248)	873	120,352	—	120,977

COSTS AND EXPENSES
General and administrative	15,035	766	389	—	16,190
Exploration	818	2,941	9,113	—	12,872
Loss on impairment and other	—	—	4,813	—	4,813
Pre-development, care, maintenance, and other	—	1,303	38	—	1,341

Total costs and expenses	15,853	5,010	14,353	—	35,216

OPERATING INCOME (LOSS)	(16,101)	(4,137)	105,999	—	85,761

OTHER INCOME AND EXPENSE
Fair value adjustments, net	2,795	1,636	(11,505)	—	(7,074)
Interest and other, net	3,670	784	199	(2,867)	1,786
Interest expense, net of capitalized interest	(1,901)	(1,808)	(13,385)	2,867	(14,227)

Total other income and expense, net	4,564	612	(24,691)	—	(19,515)

INCOME (LOSS) BEFORE INCOME TAXES	(11,537)	(3,525)	81,308	—	66,246
Income tax benefit (provision)	(3,524)	—	(35,774)	—	(39,298)

Total income (loss) after taxes	(15,061)	(3,525)	45,534	—	26,948

Equity income (loss) in consolidated subsidiaries	42,009	—	—	(42,009)	—

NET INCOME (LOSS)	$26,948	$(3,525)	$45,534	$(42,009)	$26,948

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$243,380	$652,112	$—	$895,492
Production costs applicable to sales	—	(161,346)	(295,411)	—	(456,757)
Depreciation, depletion, and amortization	(521)	(49,750)	(168,586)	—	(218,857)

Gross Profit	(521)	32,284	188,115	—	219,878
COSTS AND EXPENSES
Administrative and general	30,699	1,101	1,177	—	32,977
Exploration	1,946	7,930	16,394	—	26,270
Loss on impairment	—	—	5,825	—	5,825
Pre-development, care, maintenance, and other	—	(362)	1,623	—	1,261

Total costs and expenses	32,645	8,669	25,019	—	66,333

OPERATING INCOME	(33,166)	23,615	163,096	—	153,545

OTHER INCOME AND EXPENSE, NET
Loss on debt extinguishments	—	(1,036)	—	—	(1,036)
Fair value adjustments, net	3,477	4,089	(31,053)	—	(23,487)
Interest and other income, net	5,135	861	13,073	(4,633)	14,436
Interest expense, net of capitalized interest	(4,158)	(2,997)	(23,647)	4,633	(26,169)

Total other income and expense, net	4,454	917	(41,627)	—	(36,256)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	(28,712)	24,532	121,469	—	117,289
Income (provision) tax benefit	(3,844)	(735)	(64,033)	—	(68,612)

Total income (loss) from continuing operations	(32,556)	23,797	57,436	—	48,677

Equity income (loss) in consolidated subsidiaries	81,229	—	—	(81,229)	—

NET INCOME (LOSS)	$48,673	$23,797	$57,436	$(81,229)	$48,677

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$208,517	$812,683	$—	$1,021,200
Production costs applicable to sales	—	(129,929)	(290,027)	—	(419,956)
Depreciation, depletion, and amortization	(450)	(38,670)	(185,380)	—	(224,500)

Gross Profit	(450)	39,918	337,276	—	376,744
COSTS AND EXPENSES
Administrative and general	28,407	937	2,035	—	31,379
Exploration	1,504	3,754	13,870	—	19,128
Pre-development, care, maintenance, and other	—	19,311	130	—	19,441

Total costs and expenses	29,911	24,002	16,035	—	69,948
OPERATING INCOME	(30,361)	15,916	321,241	—	306,796
OTHER INCOME AND EXPENSE, NET
Loss on debt extinguishments	(5,526)	—	—	—	(5,526)
Fair value adjustments, net	(3,566)	(8,438)	(40,046)	—	(52,050)
Interest and other income, net	8,871	1,170	(7,372)	(9,279)	(6,610)
Interest expense, net of capitalized interest	(6,328)	(4,910)	(32,815)	9,279	(34,774)

Total other income and expense, net	(6,549)	(12,178)	(80,233)	—	(98,960)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	(36,910)	3,738	241,008	—	207,836
Income tax (provision) benefit	(20,904)	(31)	(93,402)	—	(114,337)

Total income (loss) from continuing operations	(57,814)	3,707	147,606	—	93,499

Equity income (loss) in consolidated subsidiaries	151,313	—	—	(151,313)	—

NET INCOME (LOSS)	$93,499	$3,707	$147,606	$(151,313)	$93,499

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Sales of metal	$—	$77,951	$437,506	$—	$515,457
Production costs applicable to sales	—	(38,803)	(218,833)	—	(257,636)
Depreciation, depletion, and amortization	(500)	(19,448)	(121,671)	—	(141,619)

Gross Profit	(500)	19,700	97,002	—	116,202
COSTS AND EXPENSES
Administrative and general	23,138	112	926	—	24,176
Exploration	2,019	1,249	10,981	—	14,249
Pre-development, care, maintenance, and other	—	2,000	877	—	2,877

Total costs and expenses	25,157	3,361	12,784	—	41,302
OPERATING INCOME	(25,657)	16,339	84,218	—	74,900
OTHER INCOME AND EXPENSE
Loss on debt extinguishments	(20,300)	—	—	—	(20,300)
Fair value adjustments, net	(4,605)	(13,783)	(98,706)	—	(117,094)
Interest and other income, net	10,577	1,216	(906)	(10,116)	771
Interest expense, net of capitalized interest	(7,368)	(1,591)	(32,444)	10,461	(30,942)

Total other income and expense, net	(21,696)	(14,158)	(132,056)	345	(167,565)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	(47,353)	2,181	(47,838)	345	(92,665)
Income tax benefit (provision)	16,367	(8)	(6,878)	—	9,481

Income (Loss) from continuing operations	(30,986)	2,173	(54,716)	345	(83,184)
Loss from discontinued operations	—	—	(5,684)	(345)	(6,029)
Loss on sale of net assets of discontinued operations	(2,090)	(5)	—	—	(2,095)

Total income (loss) from continuing operations	(33,076)	2,168	(60,400)	—	(91,308)

Equity income (loss) in consolidated subsidiaries	(58,232)	—	—	58,232	—

NET INCOME (LOSS)	$(91,308)	$2,168	$(60,400)	$58,232	$(91,308)

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEAR ENDED DECEMBER 31, 2010

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET INCOME (LOSS)	$(91,308)	$2,168	$(60,400)	$58,232	$(91,308)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities, net	(5)	—	—	—	(5)

Other comprehensive income (loss)	(5)	—	—	—	(5)

COMPREHENSIVE INCOME (LOSS)	$(91,313)	$2,168	$(60,400)	$58,232	$(91,313)

Consolidated Statements of Comprehensive Income (Loss)

CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

THREE MONTHS ENDED JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET INCOME (LOSS)	$(35,040)	$(32,259)	$34,373	$(2,114)	$(35,040)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities, net	(7,491)	—	—	—	(7,491)
Reclassification adjustments for losses included in net income	17,192	—	—	—	17,192

Other comprehensive income (loss)	9,701	—	—	—	9,701

COMPREHENSIVE INCOME (LOSS)	$(25,339)	$(32,259)	$34,373	$(2,114)	$(25,339)

CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

THREE MONTHS ENDED JUNE 30, 2012

NET INCOME (LOSS)	$(22,770)	$(11,638)	$44,506	$(32,868)	$(22,770)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on Available for sale securities	(11,057)	—	—	—	(11,057)
Reclassification adjustments for losses included in net income	17,227	—	—	—	17,227

Other comprehensive income (loss)	6,170	—	—	—	6,170

COMPREHENSIVE INCOME (LOSS)	$(16,600)	$(11,638)	$44,506	$(32,868)	$(16,600)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

SIX MONTHS ENDED JUNE 30, 2013

NET INCOME (LOSS)	$(22,770)	$(11,638)	$44,506	$(32,868)	$(22,770)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on Available for sale securities	(11,057)	—	—	—	(11,057)
Reclassification adjustments for losses included in net income	17,227	—	—	—	17,227

Other comprehensive income (loss)	6,170	—	—	—	6,170

COMPREHENSIVE INCOME (LOSS)	$(16,600)	$(11,638)	$44,506	$(32,868)	$(16,600)

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

SIX MONTHS ENDED JUNE 30, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated

NET INCOME (LOSS)	$26,948	$(3,525)	$45,534	$(42,009)	$26,948

OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities	(5,252)	—	—	—	(5,252)

Other comprehensive income (loss)	(5,252)	—	—	—	(5,252)

COMPREHENSIVE INCOME (LOSS)	$21,696	$(3,525)	$45,534	$(42,009)	$21,696

 CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEAR ENDED DECEMBER 31, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET INCOME (LOSS)	$48,673	$23,797	$57,436	$(81,229)	$48,677
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities, net	(2,746)	—	—	—	(2,746)

Other comprehensive income (loss)	(2,746)	—	—	—	(2,746)

COMPREHENSIVE INCOME (LOSS)	$45,927	$23,797	$57,436	$(81,229)	$45,931

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEAR ENDED DECEMBER 31, 2011

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET INCOME (LOSS)	$93,499	$3,707	$147,606	$(151,313)	$93,499
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities, net	(4,975)	—	—	—	(4,975)

Other comprehensive income (loss)	(4,975)	—	—	—	(4,975)

COMPREHENSIVE INCOME (LOSS)	$88,524	$3,707	$147,606	$(151,313)	$88,524

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEAR ENDED DECEMBER 31, 2010

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
NET INCOME (LOSS)	$(91,308)	$2,168	$(60,400)	$58,232	$(91,308)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities, net	(5)	—	—	—	(5)

Other comprehensive income (loss)	(5)	—	—	—	(5)

COMPREHENSIVE INCOME (LOSS)	$(91,313)	$2,168	$(60,400)	$58,232	$(91,313)

Condensed Consolidating Statement of Cash Flows

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

THREE MONTHS ENDED JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$(4,115)	$3,768	$65,798	$(2,113)	$63,338

Cash Flows From Investing Activities
Purchase of short term investments and marketable securities	—	(23)	(660)	—	(683)
Proceeds from sales and maturities of short term investments, marketable securities	1,498	24	—	—	1,522
Capital expenditures	(129)	(14,003)	(13,069)	—	(27,201)
Acquisition of Orko Silver Corporation	(107,249)	—	3,488	2,113	(101,648)
Other	(18)	205	67	—	254

Cash provided by (used in) investing activities	(105,898)	(13,797)	(10,174)	2,113	(127,756)

Cash Flows From Financing Activities
Payments on long-term debt, capital leases, and associated costs	—	(715)	(1,142)	—	(1,857)
Payments on gold lease obligation	—	—	(15,480)	—	(15,480)
Net intercompany borrowings (repayments)	(11,666)	11,183	483	—	—
Other	(25)	—	—	—	(25)

Cash provided by (used in) financing activities	(11,691)	10,468	(16,139)	—	(17,362)

Increase (decrease) in cash and cash equivalents	(121,704)	439	39,485	—	(81,780)
Cash and cash equivalents at beginning of period	308,585	284	22,442	—	331,311

Cash and cash equivalents at end of period	$186,881	$723	$61,927	$—	$249,531

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

THREE MONTHS ENDED JUNE 30, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$26,729	$(2,913)	$120,097	$(30,710)	$113,203

Cash Flows From Investing Activities
Purchase of short term investments and marketable securities	(6,807)	(24)	—	—	(6,831)
Proceeds from sales and maturities of short term investments, marketable securities	659	24	—	—	683
Capital expenditures	(466)	(12,269)	(19,503)	—	(32,238)
Other	1,038	—	(43)	—	995
Investments in unconsolidated subsidiaries	(30,710)	—	—	30,710	—

Cash provided by (used in) investing activities	(36,286)	(12,269)	(19,546)	30,710	(37,391)

Cash Flows From Financing Activities
Payments on long-term debt, capital leases, and associated costs	—	(4,702)	(4,092)	—	(8,794)
Payments on gold production royalty	—	—	(19,287)	—	(19,287)
Net intercompany borrowings (repayments)	55,024	20,330	(75,354)	—	—
Other	(217)	—	—	—	(217)

Cash provided by financing activities	54,807	15,628	(98,733)	—	(28,298)

Increase (decrease) in cash & cash equivalents	45,250	446	1,818	—	47,514
Cash and cash equivalents at beginning of period	79,656	91	72,136	—	151,883

Cash and cash equivalents at end of period	$124,906	$537	$73,954	$—	$199,397

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2013

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$18,859	$20,659	$69,621	$(32,867)	$76,272

Cash Flows From Investing Activities
Purchase of short term investments and marketable securities	(1,598)	(39)	(3,695)	—	(5,332)
Proceeds from sales and maturities of short term investments, marketable securities	2,873	38	3,433	—	6,344
Capital expenditures	(557)	(20,629)	(18,842)	—	(40,028)
Acquisition of Orko Silver Corporation	(149,568)	—	3,487	32,867	(113,214)
Other	(6)	443	772	—	1,209

Cash provided by (used in) investing activities	(148,856)	(20,187)	(14,845)	32,867	(151,021)

Cash Flows From Financing Activities
Proceeds from issuance of notes and bank borrowings	300,000	—	—	—	300,000
Payments on long-term debt, capital leases, and associated costs	(52,565)	(1,955)	(2,677)	—	(57,197)
Payments on gold production royalty	—	—	(30,929)	—	(30,929)
Share repurchases	(12,557)	—	—	—	(12,557)
Net intercompany borrowings (repayments)	(4,311)	1,806	2,505	—	—
Other	(477)	—	—	—	(477)

Cash provided by (used in) financing activities	230,090	(149)	(31,101)	—	198,840

Increase (decrease) in cash & cash equivalents	100,093	323	23,675	—	124,091
Cash and cash equivalents at beginning of period	86,788	400	38,252	—	125,440

Cash and cash equivalents at end of period	$186,881	$723	$61,927	$—	$249,531

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$29,931	$(9,217)	$151,498	$(42,008)	$130,204

Cash Flows From Investing Activities
Purchase of short term investments and marketable securities	(7,843)	(23)	—	—	(7,866)
Proceeds from sales and maturities of short term investments, marketable securities	20,677	24	—	—	20,701
Capital expenditures	(559)	(25,787)	(37,539)	—	(63,885)
Other	1,666	—	(486)	—	1,180
Investments in unconsolidated subsidiaries	(42,008)	—	—	42,008	—

Cash used in investing activities	(28,067)	(25,786)	(38,025)	42,008	(49,870)

Cash Flows From Financing Activities
Payments on long-term debt, capital leases, and associated costs	(282)	(6,068)	(7,894)	—	(14,244)
Payments on gold production royalty	—	—	(40,660)	—	(40,660)
Net intercompany borrowings (repayments)	38,697	41,175	(79,872)	—	—
Other	(1,045)	—	—	—	(1,045)

Cash provided by financing activities	37,370	35,107	(128,426)	—	(55,949)

Increase (decrease) in cash & cash equivalents	39,234	104	(14,953)	—	24,385
Cash and cash equivalents at beginning of period	85,672	433	88,907	—	175,012

Cash and cash equivalents at end of period	$124,906	$537	$73,954	$—	$199,397

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2012

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$58,754	$37,426	$256,683	$(81,229)	$271,634

Cash Flows From Investing Activities
Capital expenditures	(1,531)	(48,788)	(65,322)	—	(115,641)
Acquisition of Joaquin mineral interests	(29,338)	—	41	—	(29,297)
Purchase of short term investments and marketable securities	(12,913)	(46)	—	—	(12,959)
Proceeds from sales and maturities of short term investments, marketable securities	21,590	45	60	—	21,695
Other	3,538	130	(581)	—	3,087
Investments in unconsolidated subsidiaries	(81,229)	—	—	81,229	—

Cash used in investing activities	(99,883)	(48,659)	(65,802)	81,229	(133,115)

Cash Flows From Financing Activities
Payments on long-term debt, capital leases, and associated costs	(4,005)	(79,839)	(13,326)	—	(97,170)
Payments on gold production royalty	—	—	(74,734)	—	(74,734)
Reductions of (additions to) restricted assets associated with the Kensington Term Facility	—	4,645	—	—	4,645
Share repurchases	(19,971)	—	—	—	(19,971)
Net intercompany borrowings (repayments)	67,082	86,394	(153,476)	—	—
Other	(861)	—	—	—	(861)

Cash provided by financing activities	42,245	11,200	(241,536)	—	(188,091)

Increase (decrease) in cash & cash equivalents	1,116	(33)	(50,655)	—	(49,572)
Cash and cash equivalents at beginning of period	85,672	433	88,907	—	175,012

Cash and cash equivalents at end of period	$86,788	$400	$38,252	$—	$125,440

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2011

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$132,318	$38,152	$397,016	$(151,313)	$416,173
Cash Flows From Investing Activities
Capital expenditures	(567)	(61,288)	(58,133)	—	(119,988)

Purchase of short term investments and marketable securities	(49,321)	(60)	(120)	—	(49,501)
Proceeds from sales and maturities of short term investments, marketable securities	6,138	48	60	—	6,246
Other	1,216	903	163	—	2,282
Investments in unconsolidated subsidiaries	(151,313)	—	—	151,313	—

Cash used in investing activities	(193,847)	(60,397)	(58,030)	151,313	(160,961)
Cash Flows From Financing Activities
Proceeds from bank borrowings	—	27,500	—	—	27,500

Payments on long-term debt, capital leases, and associated costs	(37,983)	(30,493)	(17,043)	—	(85,519)
Payments on gold production royalty	—	—	(73,191)	—	(73,191)
(Additions) reductions to funds held financing	—	(1,326)	—	—	(1,326)
Payments on gold lease facility	(13,800)	—	—	—	(13,800)
Net intercompany borrowings (repayments)	163,224	26,239	(189,463)	—	—
Other	18	—	—	—	18

Cash provided by financing activities	111,459	21,920	(279,697)	—	(146,318)

Increase (decrease) in cash & cash equivalents	49,930	(325)	59,289	—	108,894
Cash and cash equivalents at beginning of period	35,742	758	29,618	—	66,118

Cash and cash equivalents at end of period	$85,672	$433	$88,907	$—	$175,012

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2010

	Coeur Mining, Inc.	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash Flows From Operating Activities
Cash provided by operating activities	$(73,501)	$13,770	$167,062	$58,232	$165,563
Cash Flows From Investing Activities
Capital expenditures	(421)	(95,086)	(60,487)	—	(155,994)
Purchase of short term investments and marketable securities	(5,847)	(25)	—	—	(5,872)
Proceeds from sales and maturities of short term investments, marketable securities	14,232	25	9,987	—	24,244
Proceeds from (payment for) other assets	15,038	630	(9,741)	—	5,927
Investments in unconsolidated subsidiaries	58,232	—	—	(58,232)	—
Discontinued operations

Cash used in investing activities	81,234	(94,456)	(60,241)	(58,232)	(131,695)
Cash Flows From Financing Activities
Proceeds from issuance of notes and bank borrowings	100,000	58,766	17,400	—	176,166
Payments on long-term debt, capital leases, and associated costs	(68,772)	(3,765)	(34,290)	—	(106,827)
Payments on gold production royalty	—	—	(43,125)	—	(43,125)
Proceeds from gold lease facility	18,445	—	—	—	18,445
Payments on gold lease facility	(37,977)	—	—	—	(37,977)
Proceeds from sale-leaseback transactions	—	—	4,853	—	4,853
Reductions of (additions to) restricted assets associated with the Kensington Term Facility	—	(2,353)	—	—	(2,353)
Net intercompany borrowings (repayments)	12,863	28,552	(41,415)	—	—
Other	286	—	—	—	286

Cash Provided by Financing Activities	24,845	81,200	(96,577)	—	9,468

Increase (decrease) in cash & cash equivalents	32,578	514	10,244	—	43,336
Cash and cash equivalents at beginning of period	3,164	244	19,374	—	22,782

Cash and cash equivalents at end of period	$35,742	$758	$29,618	$—	$66,118

Summary of Significant Accounting Policies - Additional Information (Detail) (USD $)	3 Months Ended					6 Months Ended		12 Months Ended
	Jun. 30, 2013 oz	Dec. 31, 2012 oz	Jun. 30, 2012	Dec. 31, 2011 oz	Mar. 31, 2011 oz	Jun. 30, 2013 oz	Jun. 30, 2012	Dec. 31, 2012 oz	Dec. 31, 2011 oz	Dec. 31, 2010
Summary of Significant Accounting Policies (Textual) [Abstract]
Minimum Voting control								50.00%
Investments in Equity Method								0.00%
Ownership Interest in equity Method								50.00%
Investments in corporate joint ventures under the equity Method								50.00%
Investments in Cost Method								0.00%
Ownership Interest in Cost Method								20.00%
Third-party smelting and refining costs recorded as a reduction of revenue								$ 16,600,000	$ 17,700,000	$ 8,600,000
Company outstanding provisionally priced sales		33,200,000		22,500,000				33,200,000	22,500,000
Outstanding Provisionally Priced Sales Consists of Silver		400,000		200,000				400,000	200,000
Outstanding provisionally priced sales consists of Gold	15,589	11,957		9,701		15,589		11,957	9,701
Fair value of gold and silver including embedded derivative		34,100,000		21,700,000				34,100,000	21,700,000
Each one cent per ounce change in realized silver price, revenue would vary (plus or minus)		4,000		2,000				4,000	2,000
Each one dollar per ounce change in realized gold price, revenue would vary (plus or minus)		12,000		9,700				12,000	9,700
Consisting ounces of silver		400,000		200,000				400,000	200,000
Fair value of embedded derivative		34,100,000		21,700,000				34,100,000	21,700,000
Reported ore on the leach pads, total assets		44,300,000		33,900,000				44,300,000	33,900,000
Reported ore on the leach pads, current assets	28,880,000	22,991,000		27,252,000		28,880,000		22,991,000	27,252,000
Reported ore on the leach pads, non-current assets		21,300,000		6,700,000				21,300,000	6,700,000
Decrease in estimated silver ounces inventory		500,000		200,000	700,000
Decrease in estimated gold ounces inventory		8,879		10,828	298
Drilling and related costs		13,900,000		7,200,000				13,900,000	7,200,000
Impairment of Long-Lived Assets Held-for-use	86,000		4,813,000			205,000	4,813,000	5,825,000	0	0
Maturity Period of Certificates of Deposits								Three months to a year
Restricted Cash and Cash Equivalents, Noncurrent	24,468,000	24,970,000		28,911,000		24,468,000		24,970,000	28,911,000
Maturity of cash and cash equivalents include all highly-liquid investments									Three months
Tax Year 2009 [Member] | Foreign Tax Authority [Member]
Summary of Significant Accounting Policies (Textual) [Abstract]
Income tax expense, additional expense recognized								1,400,000
Tax Year 2010 and 2011 [Member] | Foreign Tax Authority [Member]
Summary of Significant Accounting Policies (Textual) [Abstract]
Income tax expense, additional expense recognized								$ 15,500,000
Building and Building Improvements [Member] | Minimum [Member]
Summary of Significant Accounting Policies (Textual) [Abstract]
Property, Plant and Equipment, Useful Life								7 years
Building and Building Improvements [Member] | Maximum [Member]
Summary of Significant Accounting Policies (Textual) [Abstract]
Property, Plant and Equipment, Useful Life								31 years
Machinery and Equipment [Member] | Minimum [Member]
Summary of Significant Accounting Policies (Textual) [Abstract]
Property, Plant and Equipment, Useful Life								3 years
Machinery and Equipment [Member] | Maximum [Member]
Summary of Significant Accounting Policies (Textual) [Abstract]
Property, Plant and Equipment, Useful Life								13 years

Summary of Significant Accounting Policies (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Non-cash financing and investing activities:
Capital expenditures	$ 3,402	[1]	$ 2,936	[1]	$ (2,589)	[1]
Capital lease obligations	1,857		4,510		23,437
Non-cash capitalized interest	845		681		3,778
Non-cash interest paid with stock	0		0		1,756
Non-cash Joaquin acquisition and related deferred taxes	64,133		0		0
Other cash flow information:
Interest paid	6,092		11,033		12,676
Capitalized interest	2,663		2,175		9,885
Income taxes paid	$ 54,680		$ 44,396		$ 9,998

[1]	Accrued capital expenditures are recognized in the consolidated statements of cash flows in the period in which they are paid.

Earnings Per Share - Additional Information (Detail)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock Options [Member]
Earnings Per Share (Textual) [Abstract]
Number of shares of common stock equivalents related to convertible debt	1,202,100	632,213	1,202,100	632,213	479,767	4,258	496,291
Convertible Debt Securities [Member]
Earnings Per Share (Textual) [Abstract]
Number of shares of common stock equivalents related to convertible debt						1,059,228	1,296,231
Convertible Senior Notes due March 2028 [Member]
Earnings Per Share (Textual) [Abstract]
Debt Instrument, Interest Rate, Stated Percentage	3.25%	3.25%	3.25%	3.25%	3.25%	3.25%	3.25%

Effect of Potentially Dilutive Stock Outstanding (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share [Abstract]
Net income (loss) available to common stockholders	$ (35,040)	$ 37,550	$ (15,821)	$ 22,973	$ 3,975	$ 11,364	$ 31,060	$ 38,611	$ 12,464	$ (22,770)	$ 26,948	$ 48,677	$ 93,499	$ (91,308)
Effect of Dilutive Securities Equity awards
Net income (loss) available to common stockholders	$ (35,040)	$ 37,550	$ (15,821)	$ 22,973	$ 3,975	$ 11,364	$ 31,060	$ 38,611	$ 12,464	$ (22,770)	$ 26,948	$ 48,677	$ 93,499	$ (91,308)
Net income (loss) available to common stockholders, shares	99,833			89,631						94,918	89,611	89,437	89,383	87,185
Equity awards, shares				102							166	166	342
Net income (loss) available to common stockholders, shares	99,833			89,733						94,918	89,777	89,603	89,725	87,185
Net income (loss) available to common stockholders, Per-Share	$ (0.35)	$ 0.42	$ (0.18)	$ 0.26	$ 0.04	$ 0.13	$ 0.35	$ 0.43	$ 0.14	$ (0.24)	$ 0.3	$ 0.54	$ 1.05	$ (1.05)
Net income (loss) available to common stockholders, Per-Share	$ (0.35)	$ 0.42	$ (0.18)	$ 0.26	$ 0.04	$ 0.13	$ 0.35	$ 0.43	$ 0.14	$ (0.24)	$ 0.3	$ 0.54	$ 1.04	$ (1.05)

Fair Value Measurements (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Assets:
Derivative Asset, Fair Value	$ 2,358	$ 943
Total assets	18,366	29,007	43,952
Liabilities:
Total liabilities	76,959	154,397	184,304
Fair Value, Inputs, Level 1 [Member]
Assets:
Derivative Asset, Fair Value	0	0
Total assets	16,008	28,064	40,098
Liabilities:
Total liabilities	0	0	0
Fair Value, Inputs, Level 2 [Member]
Assets:
Derivative Asset, Fair Value	2,358	943
Total assets	2,358	943	3,854
Liabilities:
Total liabilities	76,959	154,397	184,304
Fair Value, Inputs, Level 3 [Member]
Assets:
Derivative Asset, Fair Value	0	0
Total assets	0	0	0
Liabilities:
Total liabilities	0	0	0
Embedded Derivative Financial Instruments [Member]
Liabilities:
Derivative fair value of derivative liability	52,359	145,098	159,400
Embedded Derivative Financial Instruments [Member] | Fair Value, Inputs, Level 1 [Member]
Liabilities:
Derivative fair value of derivative liability	0	0	0
Embedded Derivative Financial Instruments [Member] | Fair Value, Inputs, Level 2 [Member]
Liabilities:
Derivative fair value of derivative liability	52,359	145,098	159,400
Embedded Derivative Financial Instruments [Member] | Fair Value, Inputs, Level 3 [Member]
Liabilities:
Derivative fair value of derivative liability	0	0	0
Put and call options [Member]
Assets:
Derivative Asset, Fair Value			3,040
Liabilities:
Derivative fair value of derivative liability		9,299	20,892
Put and call options [Member] | Fair Value, Inputs, Level 1 [Member]
Assets:
Derivative Asset, Fair Value			0
Liabilities:
Derivative fair value of derivative liability		0	0
Put and call options [Member] | Fair Value, Inputs, Level 2 [Member]
Assets:
Derivative Asset, Fair Value			3,040
Liabilities:
Derivative fair value of derivative liability		9,299	20,892
Put and call options [Member] | Fair Value, Inputs, Level 3 [Member]
Assets:
Derivative Asset, Fair Value			0
Liabilities:
Derivative fair value of derivative liability		0	0
Silver ounces received from Mandalay [Member]
Assets:
Derivative Asset, Fair Value		943	814
Silver ounces received from Mandalay [Member] | Fair Value, Inputs, Level 1 [Member]
Assets:
Derivative Asset, Fair Value		0	0
Silver ounces received from Mandalay [Member] | Fair Value, Inputs, Level 2 [Member]
Assets:
Derivative Asset, Fair Value		943	814
Silver ounces received from Mandalay [Member] | Fair Value, Inputs, Level 3 [Member]
Assets:
Derivative Asset, Fair Value		0	0
Other Derivative Instrument [Member]
Liabilities:
Derivative fair value of derivative liability	2,554		4,012
Other Derivative Instrument [Member] | Fair Value, Inputs, Level 1 [Member]
Liabilities:
Derivative fair value of derivative liability	0		0
Other Derivative Instrument [Member] | Fair Value, Inputs, Level 2 [Member]
Liabilities:
Derivative fair value of derivative liability	2,554		4,012
Other Derivative Instrument [Member] | Fair Value, Inputs, Level 3 [Member]
Liabilities:
Derivative fair value of derivative liability	0		0
Royalty Obligation [Member]
Liabilities:
Derivative fair value of derivative liability	22,046
Royalty Obligation [Member] | Fair Value, Inputs, Level 1 [Member]
Liabilities:
Derivative fair value of derivative liability	0
Royalty Obligation [Member] | Fair Value, Inputs, Level 2 [Member]
Liabilities:
Derivative fair value of derivative liability	22,046
Royalty Obligation [Member] | Fair Value, Inputs, Level 3 [Member]
Liabilities:
Derivative fair value of derivative liability	0
Certificates of Deposit [Member]
Assets:
Short-term Deposits		999	20,254
Certificates of Deposit [Member] | Fair Value, Inputs, Level 1 [Member]
Assets:
Short-term Deposits		999	20,254
Certificates of Deposit [Member] | Fair Value, Inputs, Level 2 [Member]
Assets:
Short-term Deposits		0	0
Certificates of Deposit [Member] | Fair Value, Inputs, Level 3 [Member]
Assets:
Short-term Deposits		0	0
Marketable securities [Member]
Assets:
Restricted certificates of deposits	16,008	27,065	19,844
Marketable securities [Member] | Fair Value, Inputs, Level 1 [Member]
Assets:
Restricted certificates of deposits	16,008	27,065	19,844
Marketable securities [Member] | Fair Value, Inputs, Level 2 [Member]
Assets:
Restricted certificates of deposits	0	0	0
Marketable securities [Member] | Fair Value, Inputs, Level 3 [Member]
Assets:
Restricted certificates of deposits	$ 0	$ 0	$ 0

Fair Value Measurements Fair Value Measurements (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Convertible Senior Notes due March 2028 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term Debt, Fair Value		$ 48,220	$ 49,200
Portion at Other than Fair Value, Fair Value Disclosure [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Royalty Obligation Fair value	75,645	90,617
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Palmarejo gold production royalty [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Financial Liabilities Not Measured at Fair Value		90,617	111,257
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Convertible Senior Notes due March 2028 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Financial Liabilities Not Measured at Fair Value		48,220	49,205
Long-term Debt, Fair Value	5,153	48,220
Portion at Other than Fair Value, Fair Value Disclosure [Member] | 7.875% Senior Notes due 2021 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term Debt, Fair Value	295,689
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Royalty Obligation Fair value	0	0
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 1 [Member] | Palmarejo gold production royalty [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Financial Liabilities Not Measured at Fair Value		0	0
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 1 [Member] | Convertible Senior Notes due March 2028 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Financial Liabilities Not Measured at Fair Value		48,220	49,205
Long-term Debt, Fair Value	5,153	48,220
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 1 [Member] | 7.875% Senior Notes due 2021 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term Debt, Fair Value	295,689
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Royalty Obligation Fair value	75,645	90,617
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 2 [Member] | Palmarejo gold production royalty [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Financial Liabilities Not Measured at Fair Value		90,617	111,257
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 2 [Member] | Convertible Senior Notes due March 2028 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Financial Liabilities Not Measured at Fair Value		0	0
Long-term Debt, Fair Value	0	0
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 2 [Member] | 7.875% Senior Notes due 2021 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term Debt, Fair Value	0
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Royalty Obligation Fair value	0	0
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 3 [Member] | Palmarejo gold production royalty [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Financial Liabilities Not Measured at Fair Value		0	0
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 3 [Member] | Convertible Senior Notes due March 2028 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Financial Liabilities Not Measured at Fair Value		0	0
Long-term Debt, Fair Value	0	0
Portion at Other than Fair Value, Fair Value Disclosure [Member] | Fair Value, Inputs, Level 3 [Member] | 7.875% Senior Notes due 2021 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term Debt, Fair Value	$ 0

Fair Value Measurements - Additional Information (Detail)	Jun. 30, 2013 7.875% Senior Notes due 2021 [Member]	Jan. 29, 2013 7.875% Senior Notes due 2021 [Member]	Dec. 31, 2012 7.875% Senior Notes due 2021 [Member]	Jun. 30, 2013 Convertible Senior Notes due March 2028 [Member]	Dec. 31, 2012 Convertible Senior Notes due March 2028 [Member]	Jun. 30, 2012 Convertible Senior Notes due March 2028 [Member]	Dec. 31, 2011 Convertible Senior Notes due March 2028 [Member]	Dec. 31, 2010 Convertible Senior Notes due March 2028 [Member]
Fair Value Measurements [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	7.88%	7.88%	7.88%	3.25%	3.25%	3.25%	3.25%	3.25%

Discontinued Operations - Additional Information (Detail) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended			8 Months Ended	12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Aug. 31, 2010 Cerro Bayo Mine [Member] oz	Dec. 31, 2010 Cerro Bayo Mine [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations (Textual) [Abstract]
Percentage of ownership in the companies								100.00%
Cash to be received as per sale agreement								$ 6,000,000
Shares received from Divesture of business								17,857,143
Six Equal quarterly installment of Silver in ounce received from Divesture of business								125,000
Fair value of silver to be delivered								2,300,000
Net Smelter Royalty on production from Minera Cerro Bayo								2.00%
Maximum Cumulative ounce of gold for smelter royalty calculation								50,000
Silver in ounce for smelter royalty								5,000,000
Fair Value of silver for Smelter Royalty								5,400,000
Retained value added taxes								3,500,000
Amount of next reclamation costs associated with Mineral Cerro Bayo's nearby Furioso property to be paid by Mandalay								6,000,000
Gain (loss) on sale of net assets of discontinued operations, net of taxes of $0.0 million for 2010 and $6.5 million for 2009					$ 0	$ 0	$ (2,095,000)		$ (2,095,000)

Discontinued Operations (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Financial information included in income from discontinued operations
Gain (loss) on sale of net assets of discontinued operations, net of taxes of $0.0 million for 2010 and $6.5 million for 2009					$ 0	$ 0	$ (2,095)
Cerro Bayo Mine [Member]
Financial information included in income from discontinued operations
Depreciation and depletion							(2,194)
Administrative and general							(18)
Care and maintenance and other							(2,351)
Other income and expense							(145)
Income tax expense							(1,321)
Income from discontinued operations							(6,029)
Gain (loss) on sale of net assets of discontinued operations, net of taxes of $0.0 million for 2010 and $6.5 million for 2009							(2,095)
Total							$ (8,124)

Acquisition of Joaquin Mineral Interests - Additional Information (Detail) (Joaquin Project - Argentina [Member], USD $) In Millions, unless otherwise specified	Dec. 21, 2012	Dec. 20, 2012
Joaquin Project - Argentina [Member]
Business Acquisition [Line Items]
Shares of Coeur common stocked exchanged for acquisition	$ 1.3
Cash payment made for acquisition	30
Liabilities assumed	$ 0.1
Ownership interest percentage before acquisition		51.00%

Acquisition of Joaquin Mineral Interests (Detail) (Joaquin Project - Argentina [Member], USD $)	Dec. 21, 2012
Joaquin Project - Argentina [Member]
Business Acquisition [Line Items]
Common shares issued (1,310,043 at $22.90)	$ 30,000,000
Cash Payments	30,000,000
Transaction advisory fees and other acquisition costs	1,224,000
Total purchase price	61,224,000
Current liabilities	80,000
Deferred income taxes	32,540,000
Total liabilities assumed	32,620,000
Total consideration	$ 93,844,000

Acquisition of Joaquin Mineral Interests (Parenthetical) (Detail) (USD $)	Dec. 21, 2012
Business Combinations [Abstract]
Number of shares issued for acquisition (in shares)	1,310,043
Price per share of stock issued for acquisition (in usd per share)	$ 22.9

Acquisition of Joaquin Mineral Interests (Joaquin Project - Argentina [Member], USD $) (Detail) (Joaquin Project - Argentina [Member], USD $) In Thousands, unless otherwise specified	Dec. 21, 2012
Joaquin Project - Argentina [Member]
Fair value of assets acquired
Cash	$ 42
Other current assets	353
Mineral interests (Note 13)	93,429
Other assets	20
Total assets acquired	$ 93,844

Investments (Detail) (Marketable securities [Member], USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Marketable securities [Member]
Available-for-sale Securities
Available-for-sale Securities, Amortized Cost	$ 17,608	$ 34,786	$ 24,819
Available-for-sales Securities, Gross Unrealized Losses	(1,799)	(10,443)	(4,975)
Available-for-sale Securities, Gross Unrealized Gains	199	2,722	0
Available-for-sale Securities, Estimated Fair Value	16,008	27,065	19,844
Unrealized Losses, Less than twelve months		(2,716)
Fair Value, Less than twelve months		7,728
Unrealized Losses, Twelve months or more		(7,727)
Fair Value, Twelve months or more		4,948
Unrealized Losses, Total		(10,443)
Fair Value, Total		$ 12,676

Investments - Additional Information (Detail) (USD $)	3 Months Ended			6 Months Ended		12 Months Ended
	Jun. 30, 2013	Sep. 30, 2012	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Investments All Other Investments [Abstract]
Other comprehensive loss	$ 9,701,000		$ (5,676,000)	$ 6,170,000	$ (5,252,000)	$ (2,746,000)	$ (4,975,000)	$ (5,000)
Impairment loss		600,000
Short term investments	0			0		999,000	20,254,000	0
Marketable Securities, Unrealized Gain (Loss)	(7,491,000)		(5,676,000)	(11,057,000)	(5,252,000)	(2,746,000)	(4,975,000)	(5,000)
Other comprehensive unrealized gain	$ 17,200,000

Receivables (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Receivables - current
Accounts receivable - trade	$ 9,664	$ 8,701	$ 14,366
Refundable income tax	1,807	9,331	11,480
Refundable value added tax	48,186	40,020	52,968
Accounts receivable - other	4,950	4,386	4,683
Receivables, net current portion	64,607	62,438	83,497
Receivables - non-current
Refundable value added tax	$ 38,539	$ 48,767	$ 40,314

Metal And Other Inventory (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Inventories
Concentrate and dore inventory	$ 80,306	$ 91,130	$ 73,590
Supplies	67,980	79,540	59,191
Metal and other inventory	$ 148,286	$ 170,670	$ 132,781

Property, Plant and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Property, plant and equipment
Land	$ 1,888	$ 2,010	$ 1,432
Building improvements	593,989	581,286	520,137
Machinery and equipment	379,912	360,199	246,584
Capitalized leases for machinery, equipment and buildings	22,445	35,129	76,244
Property, plant and equipment, gross	998,234	978,624	844,397
Accumulated depreciation and amortization	(353,533)	(313,067)	(235,528)
Property Plant and Equipment Net before Construction in Progress	644,701	665,557	608,869
Construction in Progress	15,632	18,303	78,807
Property, plant and equipment, net	$ 660,333	$ 683,860	$ 687,676

Capital Expenditure By Segment (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended											6 Months Ended				12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012		Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013		Jun. 30, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Capital Expenditures
Capital expenditures	$ 27,201		$ 21,784	$ 29,972	$ 32,238		$ 31,647	$ 40,207	$ 38,099	$ 25,764	$ 15,918	$ 40,028		$ 63,885		$ 115,641		$ 119,988		$ 155,994
Palmarejo [Member]
Capital Expenditures
Capital expenditures	9,166	[1]			11,174	[1]						14,480	[1]	18,344	[1]	38,456	[1]	36,976	[1]	54,226	[1]
San Bartolome [Member]
Capital Expenditures
Capital expenditures	3,159	[1]			7,800	[1]						3,616	[1]	18,007	[1]	25,672	[1]	17,731	[1]	6,159	[1]
Kensington [Member]
Capital Expenditures
Capital expenditures	7,406	[1]			9,324	[1]						10,736	[1]	20,202	[1]	36,994	[1]	34,013	[1]	92,730	[1]
Rochester [Member]
Capital Expenditures
Capital expenditures	6,596	[1]			2,946	[1]						9,894	[1]	5,585	[1]	11,794	[1]	27,217	[1]	2,349	[1]
Martha [Member]
Capital Expenditures
Capital expenditures	10	[1]			529	[1]						10	[1]	1,188	[1]	1,193	[1]	3,426	[1]	100	[1]
Other Mining Properties [Member]
Capital Expenditures
Capital expenditures	$ 129	[1]			$ 465	[1]						$ 557	[1]	$ 559	[1]	$ 1,532	[1]	$ 625	[1]	$ 430	[1]

[1]	Balance represents cash flow amounts

Capital And Operation Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Minimum future lease payments under capital leases
2013	$ 8,323
2014	2,779
2015	376
2016	223
2017	107
2018 and thereafter	230
Total minimum payments due	12,038
Less: Amount representing interest	(676)
Present value of net minimum lease payments (See Note 14)	11,362 [1]
Less: Current maturities	(7,902)
Non-current portion	3,460
Minimum future lease payments under operating leases
2013	5,065
2014	4,245
2015	3,848
2016	546
2017	9
2018 and thereafter	267
Total minimum payments due	$ 13,980

[1]	Includes minimum gold production royalty obligation payments due to Franco-Nevada Corporation for royalty covering 50% of the life of mine gold to be produced from the Palmarejo silver and gold mine in Mexico.

Property Plant And Equipment - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property Plant And Equipment [Abstract]
Rent expense charged for all operating lease agreements	$ 14.1	$ 14.2	$ 10.5

Mining Properties (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Mining Properties
Mining properties	$ 692,472	$ 686,052	$ 649,905
Accumulated depletion	(276,615)	(258,978)	(203,416)
Operational mining properties, net	415,857	427,074	446,489
Mineral interest	2,233,037	1,822,493	1,729,064
Accumulated depletion	(291,205)	(257,758)	(174,668)
Mineral interest, net	1,941,832	1,564,735	1,554,396
Non-producing and development properties	0	142	142
Total mining properties	2,357,689	1,991,951	2,001,027
Palmarejo [Member]
Mining Properties
Mining properties	162,855	155,722	134,296
Accumulated depletion	(94,647)	(82,037)	(53,060)
Operational mining properties, net	68,208	73,685	81,236
Mineral interest	1,660,580	1,658,389	1,658,389
Accumulated depletion	(266,499)	(235,795)	(158,627)
Mineral interest, net	1,394,081	1,422,594	1,499,762
Non-producing and development properties	0	0	0
Total mining properties	1,462,289	1,496,279	1,580,998
San Bartolome [Member]
Mining Properties
Mining properties	70,360	70,322	68,684
Accumulated depletion	(20,305)	(18,439)	(14,989)
Operational mining properties, net	50,055	51,883	53,695
Mineral interest	26,643	26,642	26,642
Accumulated depletion	(8,037)	(7,338)	(6,007)
Mineral interest, net	18,606	19,304	20,635
Non-producing and development properties	0	0	0
Total mining properties	68,661	71,187	74,330
Kensington [Member]
Mining Properties
Mining properties	338,907	333,619	321,456
Accumulated depletion	(60,310)	(46,649)	(27,160)
Operational mining properties, net	278,597	286,970	294,296
Mineral interest	0	0	0
Accumulated depletion	0	0	0
Mineral interest, net	0	0	0
Non-producing and development properties	0	0	0
Total mining properties	278,597	286,970	294,296
Rochester [Member]
Mining Properties
Mining properties	120,350	114,973	112,826
Accumulated depletion	(101,353)	(100,437)	(97,834)
Operational mining properties, net	18,997	14,536	14,992
Mineral interest	0	0	0
Accumulated depletion	0	0	0
Mineral interest, net	0	0	0
Non-producing and development properties	0	0	0
Total mining properties	18,997	14,536	14,992
Martha [Member]
Mining Properties
Mining properties		11,416	12,643
Accumulated depletion		(11,416)	(10,373)
Operational mining properties, net		0	2,270
Mineral interest		0	0
Accumulated depletion		0	0
Mineral interest, net		0	0
Non-producing and development properties		0	0
Total mining properties		0	2,270
Endeavor [Member]
Mining Properties
Mining properties	0	0	0
Accumulated depletion	0	0	0
Operational mining properties, net	0	0	0
Mineral interest	44,033	44,033	44,033
Accumulated depletion	(16,669)	(14,625)	(10,034)
Mineral interest, net	27,364	29,408	33,999
Non-producing and development properties	0	0
Total mining properties	27,364	29,408	33,999
Joaquin Project - Argentina [Member]
Mining Properties
Mining properties	0	0	0
Accumulated depletion	0	0	0
Operational mining properties, net	0	0	0
Mineral interest	93,429	93,429	0
Accumulated depletion	0	0	0
Mineral interest, net	93,429	93,429	0
Non-producing and development properties	0	0	0
Total mining properties	93,429	93,429	0
Other Properties [Member]
Mining Properties
Mining properties		0
Accumulated depletion		0
Operational mining properties, net		0
Mineral interest		0
Accumulated depletion		0
Mineral interest, net		0
Non-producing and development properties		142
Total mining properties		142
Other Mining Properties [Member]
Mining Properties
Mining properties		11,416	0
Accumulated depletion		(11,416)	0
Operational mining properties, net		0	0
Mineral interest		0	0
Accumulated depletion		0	0
Mineral interest, net		0	0
Non-producing and development properties		142	142
Total mining properties		142	142
La Preciosa [Member]
Mining Properties
Mining properties	0
Accumulated depletion	0
Operational mining properties, net	0
Mineral interest	408,352
Accumulated depletion	0
Mineral interest, net	408,352
Non-producing and development properties	0
Total mining properties	$ 408,352

Mining Properties - Additional Information (Detail) (USD $) In Thousands, unless otherwise specified	1 Months Ended	3 Months Ended			6 Months Ended		12 Months Ended			88 Months Ended		1 Months Ended
	Mar. 31, 2006 oz	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2008 oz	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011 mi	Dec. 31, 2010	Dec. 31, 2008 oz	May 23, 2005 oz	Apr. 30, 2002 Martha [Member]	May 23, 2005 Endeavor [Member] oz
Property, Plant and Equipment (Textual) [Abstract]
Distance of Lynn Canal from mines								45
Acquisition of interest in mine												100.00%
Impairment of Long-Lived Assets Held-for-use		$ 86	$ 4,813		$ 205	$ 4,813	$ 5,825	$ 0	$ 0
Quantity of acquired silver production and reserves											17,700,000		17,700,000
Silver production and reserves payable ounces	20,000,000
Cumulative ounces of silver received by CDE Australia				4,200,000						4,500,000
Current ore reserve payable ounces based on current metallurgical recovery and current smelter contract terms				4,500,000						4,100,000

Debt, Capital Leases and Royalty Obligation (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Long term debt and capital lease obligations
Current	$ 5,485	$ 55,983	$ 32,602
Non-Current	306,578	3,460	115,861
Convertible Senior Notes due March 2028 [Member]
Long term debt and capital lease obligations
Current	0	48,081
Non-Current	5,334	0	45,545
Kensington Term Facility [Member]
Long term debt and capital lease obligations
Current			15,398
Non-Current			60,425
Capital Lease Obligations [Member]
Long term debt and capital lease obligations
Current	5,485	7,902	17,119
Non-Current	1,244	3,460	9,891
Other [Member]
Long term debt and capital lease obligations
Current			85
7.875% Senior Notes due 2021 [Member]
Long term debt and capital lease obligations
Current	0	0
Non-Current	$ 300,000	$ 0

Debt, Capital Leases and Royalty Obligation - Additional Information (Detail) (USD $)	1 Months Ended	3 Months Ended					6 Months Ended		12 Months Ended										12 Months Ended			12 Months Ended			3 Months Ended		6 Months Ended		12 Months Ended									3 Months Ended	12 Months Ended				12 Months Ended
	Aug. 16, 2012	Jun. 30, 2013 oz	Dec. 31, 2012 oz		Jun. 30, 2012	Sep. 30, 2010	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012 oz		Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2012	Jan. 21, 2009	Jun. 30, 2013 Call Option [Member] oz	Dec. 31, 2012 Call Option [Member] oz	Jun. 30, 2013 Put Option [Member] oz	Dec. 31, 2012 Put Option [Member] oz	Dec. 31, 2012 Libor [Member]	Dec. 31, 2012 Libor [Member] Minimum [Member]	Dec. 31, 2012 Libor [Member] Maximum [Member]	Dec. 31, 2012 Alternate Base Rate [Member]	Dec. 31, 2012 Alternate Base Rate [Member] Minimum [Member]	Dec. 31, 2012 Alternate Base Rate [Member] Maximum [Member]	Jun. 30, 2013 Convertible Senior Notes due March 2028 [Member]	Jun. 30, 2012 Convertible Senior Notes due March 2028 [Member]	Jun. 30, 2013 Convertible Senior Notes due March 2028 [Member]	Jun. 30, 2012 Convertible Senior Notes due March 2028 [Member]	Dec. 31, 2012 Convertible Senior Notes due March 2028 [Member]	Dec. 31, 2011 Convertible Senior Notes due March 2028 [Member]	Feb. 12, 2013 Convertible Senior Notes due March 2028 [Member]	Dec. 31, 2010 Convertible Senior Notes due March 2028 [Member]	Jun. 30, 2013 7.875% Senior Notes due 2021 [Member]	Jan. 29, 2013 7.875% Senior Notes due 2021 [Member]	Dec. 31, 2012 7.875% Senior Notes due 2021 [Member]	Dec. 31, 2012 Banco Bisa Line Of Credit [Member]	Dec. 31, 2012 Banco De Credito Line Of Credit [Member]	Dec. 31, 2012 Kensington Term Facility [Member] oz	Dec. 31, 2012 Kensington Term Facility [Member]	Dec. 31, 2011 Kensington Term Facility [Member]	Dec. 31, 2012 Kensington Term Facility [Member] Call Option [Member] oz	Dec. 31, 2011 Kensington Term Facility [Member] Call Option [Member] oz	Dec. 31, 2012 Kensington Term Facility [Member] Put Option [Member] oz	Dec. 31, 2011 Kensington Term Facility [Member] Put Option [Member] oz
Debt and capital lease obligations (Textual) [Abstract]
Interest rate on notes																									3.25%	3.25%	3.25%	3.25%	3.25%	3.25%		3.25%	7.88%	7.88%	7.88%
Principal amount of bank loan																									$ 5,300,000		$ 5,300,000		$ 48,700,000		$ 48,700,000			$ 300,000,000
Current portion of debt and capital leases		5,485,000	55,983,000				5,485,000		55,983,000		32,602,000														0		0		48,081,000				0		0					15,398,000
Long-term Debt, Fair Value																													48,220,000	49,200,000
Carrying value of the equity component																													10,900,000	10,900,000
Interest expense																									43,000	395,000	380,000	791,000	1,600,000	1,600,000
Accretion of debt discount		0			629,000		576,000	1,241,000	2,536,000		2,324,000	2,543,000
Debt discount remaining			48,560,000	[1]					48,560,000	[1]																			600,000
Effective interest rate on the notes																													8.90%
Borrowing under term facility		100,000,000	100,000,000				100,000,000		100,000,000																											5,000,000	2,500,000
Line of Credit Facility, Increase, Additional Borrowings							50,000,000		50,000,000
Line of Credit Facility, Commitment Fee Amount		100,000					300,000		200,000
Basis spread on variable rate																			LIBOR			Alternate base rate
Basis spread on variable rate																				2.25%	3.25%		1.25%	2.25%
Ratio of consolidated debt to adjusted EBITDA			3.25						3.25
Ratio of adjusted EBITDA to interest expense			3						3
Percentage of tangible net worth													90.00%
Line of Credit Facility, Interest Rate at Period End																																				2.75%	2.50%
Repayments of Long-term Debt	68,600,000
Loss on debt extinguishments	1,000,000								(1,036,000)		(5,526,000)	(20,300,000)
Protection of gold under gold hedging program																																						243,750
Gold under collars protection															87,000	97,000	97,000	122,000																							97,000	136,000	122,000	190,000
Weighted Average Call Feature of Each Collar		1,964,200,000							1,967,890,000																													1,967.89	1,967.89	1,919.83
Weighted average put feature of each collar		979.79							967.86																															951.93			967.86	951.93
Outstanding amount of capital leases			11,400,000						11,400,000		27,000,000
Sale Portion Life of Mine														50.00%
Royalty Revenue in Cash														75,000,000
Value of Warrant Received as Royalty Consideration														3,000,000
Proceeds from Warrant Exercises						10,000,000
Royalty agreement minimum obligation for the period		400,000	400,000						400,000
Royalty Agreement Minimum Obligation for Per Month		4,167	4,167						4,167
Royalty Agreement Period			8 years						8 years		8 years			8 years
Percentage of Actual Gold Production									50.00%
Monthly Average Market Price of Gold Per Ounce									400
Percentage of Inflation Rate									1.00%
Payment of Royalty on Ounces of Gold			202,648						202,648
Further Payment Made on Number of Additional Ounces of Gold			197,352						197,352
Percentage Royalty Obligation Payment Due to Affiliates									50.00%
Payments to Acquire Royalty Interests in Mining Properties		15,480,000			19,287,000		30,929,000	40,660,000	74,734,000		73,191,000	43,125,000
Implicit Interest Rate									30.00%
Accretion expense on royalty obligation discount		4,100,000			5,600,000		8,170,000	10,663,000	19,100,000		22,200,000	20,500,000
Remaining Minimum Obligation Under Royalty Agreements		56,500,000	61,900,000				56,500,000		61,900,000		72,100,000
Expensed Interest		10,930,000			7,557,000		20,662,000	14,227,000	26,169,000		34,774,000	30,942,000
Capitalized interest		32,000			(610,000)		(361,000)	(1,694,000)	(2,663,000)		(2,175,000)	(9,885,000)
Debt Instrument, Repurchased Face Amount																									43,300,000		43,300,000
Long-term debt and capital leases		306,578,000	3,460,000				306,578,000		3,460,000		115,861,000														5,334,000		5,334,000		0	45,545,000			300,000,000		0					60,425,000
Line of Credit Facility, Unused Capacity, Commitment Fee Percentage							0.10%
Line of Credit Facility, Amount Outstanding		0					0
Current portion of minimum obligation under royalty agreement		$ 23,900,000	$ 24,000,000				$ 23,900,000		$ 24,000,000

[1]	Includes minimum gold production royalty obligation payments due to Franco-Nevada Corporation for royalty covering 50% of the life of mine gold to be produced from the Palmarejo silver and gold mine in Mexico.

Debt Instruments Interest Expenses Incurred (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest expenses incurred for various debt instruments
Accretion of Franco Nevada royalty obligation	$ 4,107	$ 5,559			$ 19,139	$ 22,230	$ 20,502
Accretion expense on royalty obligation discount	4,100	5,600	8,170	10,663	19,100	22,200	20,500
Amortization of debt issuance costs	539	251	1,064	508	1,146	2,050	4,047
Accretion of debt discount	0	629	576	1,241	2,536	2,324	2,543
Capitalized interest	32	(610)	(361)	(1,694)	(2,663)	(2,175)	(9,885)
Total interest expense, net of capitalized interest	10,930	7,557	20,662	14,227	26,169	34,774	30,942
Convertible Senior Notes due March 2028 [Member]
Interest expenses incurred for various debt instruments
Convertible debt, interest expense	43	395	380	791	1,600	1,600
Interest Expense					1,581	1,581	2,394
1.25% Convertible Senior Notes due January 2024 (terminated in 2011) [Member]
Interest expenses incurred for various debt instruments
Interest Expense						1	28
Senior Term Notes due December 31, 2012 [Member]
Interest expenses incurred for various debt instruments
Interest Expense						1,381	5,074
Kensington Term Facility [Member]
Interest expenses incurred for various debt instruments
Interest Expense	0	906	0	1,880	2,339	4,383	2,017
Gold Lease Facility [Member]
Interest expenses incurred for various debt instruments
Interest Expense							677
Capital Lease Obligations [Member]
Interest expenses incurred for various debt instruments
Interest Expense	98	265	266	608	997	1,620	2,122
Other Debt Obligations [Member]
Interest expenses incurred for various debt instruments
Interest Expense	72	162	268	230	1,094	1,379	1,423
7.875% Senior Notes due 2021 [Member]
Interest expenses incurred for various debt instruments
Interest Expense	5,906	0	10,041	0
Revolving Credit Facility [Member]
Interest expenses incurred for various debt instruments
Interest Expense	$ 133	$ 0	$ 258	$ 0

Schedule of Minimum Debt Repayments (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Debt Disclosure [Abstract]
2013	$ 117,856	[1]
2014	64,278	[1]
2015	64,888	[1]
2016	56,602	[1]
2017		[1]
Thereafter		[1]
Minimum Debt Repayments	303,624	[1]
Debt discount	(48,560)	[1]
Present value of net scheduled capital lease payments (See Note 14)	11,362	[1]
Total	$ 266,426	[1]

[1]	Includes minimum gold production royalty obligation payments due to Franco-Nevada Corporation for royalty covering 50% of the life of mine gold to be produced from the Palmarejo silver and gold mine in Mexico.

Reclamation and Mine Closure (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Asset Retirement Obligation [Abstract]
Asset retirement obligation - Beginning	$ 35,197	$ 33,434	$ 34,457	$ 32,714	$ 32,714	$ 27,302
Accretion	758	742	1,500	1,466	2,911	2,648
Addition and changes in estimates		335		335	(1,073)	2,822
Settlements	(377)	(1)	(379)	(5)	(95)	(58)
Asset retirement obligation	$ 35,578	$ 34,510	$ 35,578	$ 34,510	$ 34,457	$ 32,714

Reclamation and Mine Closure - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Asset Retirement Obligation Disclosure [Abstract]
Accrued reclamation liabilities	$ 0.6	$ 0.9	$ 1.8

Components of Income (Loss) From Continuing Operations (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Loss From Continuing Operations Before Income Taxes Minority Interest And Income Loss From Equity Method Investments [Abstract]
United States					$ (5,638)	$ (38,781)	$ (37,710)
Foreign					122,927	246,617	(54,955)
Income (loss) before income taxes	$ (11,906)	$ 46,835	$ 10,884	$ 66,246	$ 117,289	$ 207,836	$ (92,665)

Income Taxes - Additional Information (Detail) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes (Textual) [Abstract]
Income tax (provision) benefit	$ (23,134,000)	$ (23,862,000)	$ (33,654,000)	$ (39,298,000)	$ (68,612,000)	$ (114,337,000)	$ 9,481,000
Additional Income tax expense, including interest and penalties					1,400,000
Additional Income tax expense, including interest and penalties for open tax years					11,800,000
Interest and penalties associated with uncertain tax positions					2,500,000	400,000	40,000
Cumulative amount of temporary differences related to investments in foreign subsidiaries					$ 170,000,000
MEXICO [Member]
Income Taxes (Textual) [Abstract]
Net operating loss carryforward period	10 years

Components of Consolidated Income Tax Benefit (Expense) From Continuing Operations (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred:
Income tax benefit (expense)	$ (23,134)	$ (23,862)	$ (33,654)	$ (39,298)	$ (68,612)	$ (114,337)	$ 9,481
United States Alternative Minimum Tax [Member]
Current:
Federal tax (expense) benefit					(257)	2,015	(482)
United States Foreign Withholding [Member]
Current:
Federal tax (expense) benefit	(790)	(388)	(3,277)	(3,525)	(736)	(842)	(1,009)
ARGENTINA [Member]
Current:
Federal tax (expense) benefit					976	(1,219)	(7,094)
AUSTRALIA [Member]
Current:
Federal tax (expense) benefit					(1,760)	(1,755)	(251)
Deferred:
Federal tax (expense) benefit					(223)	(661)	(541)
MEXICO [Member]
Current:
Federal tax (expense) benefit					(7,814)	(1,084)	(316)
Federal tax (expense) benefit	(15,798)	(12,052)	(19,471)	(15,750)
Deferred:
Federal tax (expense) benefit					(10,579)	(28,022)	24,371
BOLIVIA [Member]
Current:
Federal tax (expense) benefit					(43,546)	(59,660)	(20,268)
Federal tax (expense) benefit	(4,556)	(10,889)	(8,884)	(18,578)
Deferred:
Federal tax (expense) benefit					(1,087)	(207)	(1,388)
UNITED STATES [Member]
Deferred:
Federal tax (expense) benefit					(3,586)	(22,902)	16,459
Other Major Jurisdiction [Member]
Current:
Federal tax (expense) benefit	$ (1,990)	$ (533)	$ (2,022)	$ (1,445)

Reconciliation of Effective Tax Rate with Federal Statutory Tax Rate (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of effective tax rate with the federal statutory tax rate
Tax benefit (expense) from continuing operations					$ (41,051)	$ (72,743)	$ 32,433
State tax provision from continuing operations					(956)	(10,600)	4,726
Percentage depletion and related deductions					7,461	0	3,093
Change in valuation allowance					(12,651)	(6,032)	2,734
Non-deductible imputed interest					(525)	(808)	(1,718)
Uncertain tax positions					(9,849)	(1,279)	(299)
U.S. and foreign non-deductible expenses					(4,206)	(10,648)	(9,052)
Foreign exchange rates					(10,416)	(4,440)	(7,066)
Foreign inflation and indexing					712	(3,829)	(3,352)
Foreign tax rate differences					3,967	22,795	(9,861)
Foreign withholding and other foreign taxes					(5,861)	(23,246)	(2,986)
Foreign tax credits and other, net					4,763	(3,507)	829
Income tax provision from continuing operations	$ (23,134)	$ (23,862)	$ (33,654)	$ (39,298)	$ (68,612)	$ (114,337)	$ 9,481

Deferred Tax Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax liabilities:
Mineral properties	$ 461,742	$ 453,818
Foreign subsidiaries - unremitted earnings	247,000	235,116
Property, plant and equipment, net	60,266	68,013
Deferred tax liabilities, Total	769,008	756,947
Deferred tax assets:
Net operating loss carryforwards	99,323	128,073
Foreign subsidiaries - future tax credits	145,395	133,160
Royalty and other long-term debt	42,221	48,254
Capital loss carryforwards	35,315	35,562
Asset retirement obligation	8,623	9,638
Unrealized foreign currency loss and other	1,590	3,974
Accrued expenses	20,692	23,247
Tax credit carryforwards	22,811	11,987
Inventory	1,418	6,069
Deferred tax assets, gross	377,388	399,964
Valuation allowance	(182,576)	(168,511)
Deferred tax assets, net	194,812	231,453
Net deferred tax liabilities	$ (574,196)	$ (525,494)

Recorded Valuation Allowances (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Recorded valuation allowances
Recorded valuation allowances	$ 182,576	$ 168,511
UNITED STATES [Member]
Recorded valuation allowances
Recorded valuation allowances	132,790	123,539
ARGENTINA [Member]
Recorded valuation allowances
Recorded valuation allowances	18,442	10,739
CANADA
Recorded valuation allowances
Recorded valuation allowances	2,227	5,390
NEW ZEALAND
Recorded valuation allowances
Recorded valuation allowances	27,125	27,026
Other [Member]
Recorded valuation allowances
Recorded valuation allowances	$ 1,992	$ 1,817

Reconciliation of Beginning and Ending Amount Related to Unrecognized Tax Benefits (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Reconciliation of the beginning and ending amount related to unrecognized tax benefits
Unrecognized tax benefits at January 1	$ 1,980	$ 1,076
Gross increase to current period tax positions	9,227	904
Gross decrease to prior period tax positions	(696)	0
Unrecognized tax benefits at December 31	$ 10,511	$ 1,980

Tax Attribute Carryforwards (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Tax attribute carryforwards
Regular net operating losses	$ 291,301
Alternative minimum tax net operating losses	7,409
Capital losses	93,387
Alternative minimum tax credits	3,131
Foreign tax credits	19,680
UNITED STATES [Member]
Tax attribute carryforwards
Regular net operating losses	133,640
Alternative minimum tax net operating losses	7,409
Capital losses	89,632
Alternative minimum tax credits	3,131
Foreign tax credits	19,680
ARGENTINA [Member]
Tax attribute carryforwards
Regular net operating losses	18,598
Alternative minimum tax net operating losses	0
Capital losses	0
Alternative minimum tax credits	0
Foreign tax credits	0
CANADA
Tax attribute carryforwards
Regular net operating losses	4,243
Alternative minimum tax net operating losses	0
Capital losses	3,755
Alternative minimum tax credits	0
Foreign tax credits	0
MEXICO [Member]
Tax attribute carryforwards
Regular net operating losses	31,305
Alternative minimum tax net operating losses	0
Capital losses	0
Alternative minimum tax credits	0
Foreign tax credits	0
NEW ZEALAND
Tax attribute carryforwards
Regular net operating losses	96,875
Alternative minimum tax net operating losses	0
Capital losses	0
Alternative minimum tax credits	0
Foreign tax credits	0
Other [Member]
Tax attribute carryforwards
Regular net operating losses	6,640
Alternative minimum tax net operating losses	0
Capital losses	0
Alternative minimum tax credits	0
Foreign tax credits	$ 0

Share-Based Compensation Plans - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-Based Compensation Plans (Textual) [Abstract]
Compensation expense for stock based compensation awards	$ 1.5	$ 1	$ 2.1	$ 2.7	$ 7.5	$ 8.1	$ 7.2
Total Unrecognized compensation cost	10.3		10.3		4.9
Expected period to recognized, in years	1 year 10 months 24 days				1 year 7 months 6 days
Stock options exercisable					218,369
Weighted average exercise price to exercise stock options exercisable					$ 34
Stock Appreciation Rights (SARs) [Member]
Share-Based Compensation Plans (Textual) [Abstract]
Cash used to settle awards					0.4	1.9	0.1
Restricted Stock Units (RSUs) [Member]
Share-Based Compensation Plans (Textual) [Abstract]
Cash used to settle awards					0.9	2.2	0.3
Performance Units [Member]
Share-Based Compensation Plans (Textual) [Abstract]
Cash used to settle awards					2.1	1.4	0
Stock Options And Stock Appreciation Rights [Member]
Share-Based Compensation Plans (Textual) [Abstract]
Total Unrecognized compensation cost					0.8
Expected period to recognized, in years					1 year 4 months 24 days
Restricted Stock And Restricted Stock Unit [Member]
Share-Based Compensation Plans (Textual) [Abstract]
Total Unrecognized compensation cost					2.1
Expected period to recognized, in years					1 year 4 months 24 days
Performance Shares And Units [Member]
Share-Based Compensation Plans (Textual) [Abstract]
Total Unrecognized compensation cost					2
Expected period to recognized, in years					1 year 9 months 18 days
Annual Incentive Plan And Long Term Incentive Plan [Member]
Share-Based Compensation Plans (Textual) [Abstract]
Compensation expense for stock based compensation awards					$ 12.1	$ 11.9	$ 10.6

Weighted Average Fair Value of Stock Option (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
SAR's 2010 [Member]
Assumptions to estimate fair value of stock options and SAR's
Weighted average fair value of stock options granted and SARs outstanding	$ 13.73
Expected volatility	51.57%
Expected life	2 years 8 months 12 days
Risk-free interest rate	0.34%
Expected dividend yield	0.00%
Date Of Grant [Member] | Stock Options 2012 [Member]
Assumptions to estimate fair value of stock options and SAR's
Weighted average fair value of stock options granted and SARs outstanding	15.77
Expected volatility	70.56%
Expected life	5 years 6 months
Risk-free interest rate	0.89%
Expected dividend yield	0.00%
Date Of Grant [Member] | Stock Options 2011 [Member]
Assumptions to estimate fair value of stock options and SAR's
Weighted average fair value of stock options granted and SARs outstanding	$ 17.85
Expected volatility	72.56%
Expected life	6 years
Risk-free interest rate	2.30%
Expected dividend yield	0.00%

Stock Option and SARs Activities (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding [Roll Forward]
Stock options, Shares, Beginning balance	321,607	330,840	392,678
Stock options, Granted, Shares	151,102	139,916	4,089
Stock options, Exercised, Shares	(40,173)	(129,785)	(29,104)
Stock options, Shares, Cancelled/Forfeited	(62,536)	(19,364)	(36,823)
Stock options, Shares, Ending balance	370,000	321,607	330,840
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price [Roll Forward]
Stock options, Weighted Average Exercise Price, Beginning balance	$ 30.2	$ 24.6	$ 23.48
Stock options, Weighted average exercise, granted	$ 26.97	$ 27.39	$ 15.3
Stock options, Weighted average exercise, exercised	$ 11.84	$ 11.41	$ 9.81
Stock options, Weighted average exercise, Cancelled/Forfeited	$ 29.22	$ 40.16	$ 23.31
Stock options, Weighted Average Exercise Price, Ending balance	$ 31.04	$ 30.2	$ 24.6
Share-based Compensation Arrangement by Share-based Payment Award, Non-Option Equity Instruments, Outstanding [Roll Forward]
SAR's, Shares, Beginning balance	107,639	230,563	112,471
SAR's, Granted, Shares	0	0	151,287
SAR's, Shares, Exercised	(34,385)	(119,801)	(16,639)
SAR's, Shares, Cancelled/Forfeited	(4,389)	(3,123)	(16,556)
SAR's, Shares, Ending balance	68,865	107,639	230,563
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
SAR's, Weighted Average Exercise Price, Beginning balance	$ 13.83	$ 13.46	$ 10
SAR's, Weighted Average Exercise, Granted	$ 0		$ 15.4
SAR's, Weighted Average Exercise, Exercised	$ 12.73	$ 13.1	$ 10
SAR's, Weighted Average Exercise, Cancelled/Forfeited	$ 15.4	$ 14.46	$ 11.17
SAR's, Weighted Average Exercise Price, Ending balance	$ 14.27	$ 13.83	$ 13.46

Stock Option Outstanding and Exercisable (Detail) (USD $)	12 Months Ended
Dec. 31, 2012
$ 0.00-$10.00 [Member]
Exercise Price Range [Abstract]
Range of Exercise Price, Lower Range	$ 0
Range of Exercise Price, Upper Range	$ 10
Number of Outstanding Options	27,853
Outstanding Options, Weighted Average Exercise Price	$ 10
Outstanding Options, Weighted Average Remaining Contractual Term	6 years 1 month 2 days
Number of Exercisable Options	27,853
Exercisable Options, Weighted Average Exercise Price	$ 10
Exercisable Options, Weighted Average Remaining Contractual Term	6 years 1 month 2 days
$10.00-$20.00 [Member]
Exercise Price Range [Abstract]
Range of Exercise Price, Lower Range	$ 10
Range of Exercise Price, Upper Range	$ 20
Number of Outstanding Options	15,892
Outstanding Options, Weighted Average Exercise Price	$ 18.06
Outstanding Options, Weighted Average Remaining Contractual Term	8 years 10 months 21 days
Number of Exercisable Options	2,726
Exercisable Options, Weighted Average Exercise Price	$ 15.3
Exercisable Options, Weighted Average Remaining Contractual Term	7 years 7 months 2 days
$20.00-$30.00 [Member]
Exercise Price Range [Abstract]
Range of Exercise Price, Lower Range	$ 20
Range of Exercise Price, Upper Range	$ 30
Number of Outstanding Options	227,154
Outstanding Options, Weighted Average Exercise Price	$ 27.28
Outstanding Options, Weighted Average Remaining Contractual Term	6 years 7 months 6 days
Number of Exercisable Options	90,397
Exercisable Options, Weighted Average Exercise Price	$ 27
Exercisable Options, Weighted Average Remaining Contractual Term	3 years 3 months 22 days
$30.00-$40.00 [Member]
Exercise Price Range [Abstract]
Range of Exercise Price, Lower Range	$ 30
Range of Exercise Price, Upper Range	$ 40
Number of Outstanding Options	49,673
Outstanding Options, Weighted Average Exercise Price	$ 39.12
Outstanding Options, Weighted Average Remaining Contractual Term	2 years 4 months 21 days
Number of Exercisable Options	47,965
Exercisable Options, Weighted Average Exercise Price	$ 39.28
Exercisable Options, Weighted Average Remaining Contractual Term	2 years 2 months 5 days
$40.00-$50.00 [Member]
Exercise Price Range [Abstract]
Range of Exercise Price, Lower Range	$ 40
Range of Exercise Price, Upper Range	$ 50
Number of Outstanding Options	20,464
Outstanding Options, Weighted Average Exercise Price	$ 48.5
Outstanding Options, Weighted Average Remaining Contractual Term	2 years 10 months 28 days
Number of Exercisable Options	20,464
Exercisable Options, Weighted Average Exercise Price	$ 48.5
Exercisable Options, Weighted Average Remaining Contractual Term	2 years 10 months 28 days
$50.00-$60.00 [Member]
Exercise Price Range [Abstract]
Range of Exercise Price, Lower Range	$ 50
Range of Exercise Price, Upper Range	$ 60
Number of Outstanding Options	12,937
Outstanding Options, Weighted Average Exercise Price	$ 51.4
Outstanding Options, Weighted Average Remaining Contractual Term	2 years 2 months 23 days
Number of Exercisable Options	12,937
Exercisable Options, Weighted Average Exercise Price	$ 51.4
Exercisable Options, Weighted Average Remaining Contractual Term	2 years 2 months 23 days
$60.00-$70.00 [Member]
Exercise Price Range [Abstract]
Range of Exercise Price, Lower Range	$ 60
Range of Exercise Price, Upper Range	$ 70
Number of Outstanding Options	3,219
Outstanding Options, Weighted Average Exercise Price	$ 66.6
Outstanding Options, Weighted Average Remaining Contractual Term	1 year 0 months 7 days
Number of Exercisable Options	3,219
Exercisable Options, Weighted Average Exercise Price	$ 66.6
Exercisable Options, Weighted Average Remaining Contractual Term	1 year 0 months 7 days
$70.00-$80.00 [Member]
Exercise Price Range [Abstract]
Range of Exercise Price, Lower Range	$ 70
Range of Exercise Price, Upper Range	$ 80
Number of Outstanding Options	12,808
Outstanding Options, Weighted Average Exercise Price	$ 70.9
Outstanding Options, Weighted Average Remaining Contractual Term	1 year 1 month 21 days
Number of Exercisable Options	12,808
Exercisable Options, Weighted Average Exercise Price	$ 70.9
Exercisable Options, Weighted Average Remaining Contractual Term	1 year 1 month 21 days

Restricted and Performance Stock and, Restricted and Performance Unit, Activity (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restricted Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Outstanding, beginning balance	173,509	64,623	134,389
Granted, Number of Shares	230,096	205,463	2,363
Vested, Number of Shares	(95,336)	(85,323)	(57,926)
Cancelled/forfeited, Number of Shares	(68,571)	(11,254)	(14,203)
Outstanding, Ending Balance	239,698	173,509	64,623
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Weighted Average Grant Date Fair Value, beginning balance	$ 25.38	$ 11.37	$ 15.95
Granted, Weighted Average Exercise Price	$ 26.4	$ 27.37	$ 15.3
Vested, Weighted Average Exercise Price	$ 23.15	$ 19.36	$ 21.9
Cancelled/forfeited, Weighted Average Grant Date Fair Value	$ 27.43	$ 26.89	$ 12.43
Weighted Average Grant Date Fair Value, Ending Balance	$ 26.65	$ 25.38	$ 11.37
Restricted Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Outstanding, beginning balance	45,518	126,416	67,485
Granted, Number of Shares	0	0	91,378
Vested, Number of Shares	(31,456)	(79,014)	(22,500)
Cancelled/forfeited, Number of Shares	(2,651)	(1,884)	(9,947)
Outstanding, Ending Balance	11,411	45,518	126,416
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Weighted Average Grant Date Fair Value, beginning balance	$ 24.14	$ 27.32	$ 18.06
Granted, Weighted Average Exercise Price	$ 0	$ 0	$ 15.4
Vested, Weighted Average Exercise Price	$ 25.92	$ 27.87	$ 15.24
Cancelled/forfeited, Weighted Average Grant Date Fair Value	$ 24.6	$ 25.03	$ 15.76
Weighted Average Grant Date Fair Value, Ending Balance	$ 24.6	$ 24.14	$ 27.32
Performance Shares [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Outstanding, beginning balance	105,929	100,828	136,298
Granted, Number of Shares	145,508	81,489	2,363
Vested, Number of Shares	(111,703)	(56,830)	0
Cancelled/forfeited, Number of Shares	(30,575)	(19,558)	(37,833)
Outstanding, Ending Balance	109,159	105,929	100,828
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Weighted Average Grant Date Fair Value, beginning balance	$ 26.92	$ 16.29	$ 16.59
Granted, Weighted Average Exercise Price	$ 25.78	$ 42.72	$ 18.65
Vested, Weighted Average Exercise Price	$ 7.96	$ 23.24
Cancelled/forfeited, Weighted Average Grant Date Fair Value	$ 42.11	$ 48.62	$ 17.53
Weighted Average Grant Date Fair Value, Ending Balance	$ 40.55	$ 26.92	$ 16.29
Performance Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number of Shares [Roll Forward]
Outstanding, beginning balance	84,539	145,023	67,485
Granted, Number of Shares	32,498	0	91,378
Vested, Number of Shares	(74,845)	(57,948)	0
Cancelled/forfeited, Number of Shares	(7,953)	(2,536)	(13,840)
Outstanding, Ending Balance	34,239	84,539	145,023
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Weighted Average Grant Date Fair Value [Roll Forward]
Weighted Average Grant Date Fair Value, beginning balance	$ 39.78	$ 35.41	$ 27.53
Granted, Weighted Average Exercise Price			$ 19.94
Vested, Weighted Average Exercise Price	$ 31.17	$ 24.68
Cancelled/forfeited, Weighted Average Grant Date Fair Value	$ 49.2	$ 25.03	$ 20.12
Weighted Average Grant Date Fair Value, Ending Balance	$ 49.2	$ 39.78	$ 35.41

Defined Contribution and 401(k) Plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended			3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Mar. 31, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2013 Retirement Savings Plan under Section 401 (k) [Member]	Jun. 30, 2012 Retirement Savings Plan under Section 401 (k) [Member]	Jun. 30, 2013 Retirement Savings Plan under Section 401 (k) [Member]	Jun. 30, 2012 Retirement Savings Plan under Section 401 (k) [Member]	Dec. 31, 2012 Retirement Savings Plan under Section 401 (k) [Member]	Dec. 31, 2011 Retirement Savings Plan under Section 401 (k) [Member]	Dec. 31, 2010 Retirement Savings Plan under Section 401 (k) [Member]
Defined Contribution and 401(k) (Textual) [Abstract]
Total contribution by employees	$ 0.4	$ 0.5	$ 0.8	$ 1	$ 2.1	$ 1.5	$ 1
Percentage of maximum limit for employees to contribute their cash compensation								100.00%				100.00%
Percentage of employers matching contribution								100.00%				100.00%
Percentage of employee contribution								3.00%				3.00%
Percentage of employee compensation plus matching contribution								50.00%				50.00%
Percentage of additional employee contribution								2.00%				2.00%
Total plan expenses								$ 0.5	$ 0.5	$ 1.3	$ 1.1	$ 2	$ 1.4	$ 0.9

Derivative Financial Instruments - Additional Information (Detail) (USD $)	3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended						12 Months Ended		12 Months Ended				3 Months Ended		6 Months Ended		12 Months Ended			3 Months Ended	6 Months Ended				3 Months Ended	6 Months Ended	12 Months Ended											3 Months Ended		6 Months Ended		12 Months Ended				3 Months Ended		6 Months Ended		12 Months Ended				12 Months Ended
	Jun. 30, 2013 oz	Dec. 31, 2012 oz	Dec. 31, 2011 oz	Jun. 30, 2013 Mexican Peso To United States Dollar [Member]	Dec. 31, 2012 Kensington Term Facility [Member]	Dec. 31, 2012 Kensington Term Facility [Member]	Dec. 31, 2011 Kensington Term Facility [Member]	Jun. 30, 2013 Call Option [Member] oz	Dec. 31, 2012 Call Option [Member] oz	Dec. 31, 2012 Call Option [Member] Kensington Term Facility [Member] oz	Dec. 31, 2011 Call Option [Member] Kensington Term Facility [Member] oz	Dec. 31, 2012 Put Option [Member] oz	Jun. 30, 2013 Put Option [Member] oz	Dec. 31, 2012 Put Option [Member] Kensington Term Facility [Member] oz	Dec. 31, 2011 Put Option [Member] Kensington Term Facility [Member] oz	Dec. 31, 2012 Cerro Bayo Mine [Member] Installment oz	Dec. 31, 2011 Cerro Bayo Mine [Member]	Jun. 30, 2013 Franco Nevada Warrant [Member]	Jun. 30, 2012 Franco Nevada Warrant [Member]	Jun. 30, 2013 Franco Nevada Warrant [Member]	Jun. 30, 2012 Franco Nevada Warrant [Member]	Dec. 31, 2012 Franco Nevada Warrant [Member]	Dec. 31, 2011 Franco Nevada Warrant [Member]	Dec. 31, 2010 Franco Nevada Warrant [Member]	Jun. 30, 2013 Gold Put Options Expired Member [Member] oz	Jun. 30, 2013 Gold Put Options Expired Member [Member] oz	Dec. 31, 2012 Gold Put Options Expired Member [Member] oz	Jun. 30, 2013 Gold call options sold [Member]	Dec. 31, 2012 Gold call options sold [Member]	Jun. 30, 2013 Gold Call Options Expired [Member] oz	Jun. 30, 2013 Gold Call Options Expired [Member] oz	Dec. 31, 2012 Gold Call Options Expired [Member] oz	Dec. 31, 2012 Gold Call Options Expired [Member] Kensington Term Facility [Member]	Dec. 31, 2011 Gold Lease Forward Purchase Contracts [Member]	Dec. 31, 2010 Gold Lease Forward Purchase Contracts [Member]	Dec. 31, 2012 Gold Call Options Settled [Member] oz	Jun. 30, 2013 Palmarejo gold production royalty [Member] oz	Dec. 31, 2012 Palmarejo gold production royalty [Member] oz	Dec. 31, 2011 Palmarejo gold production royalty [Member]	Jan. 21, 2009 Palmarejo gold production royalty [Member]	Jun. 30, 2013 Palmarejo gold production royalty [Member] Maximum [Member] oz	Dec. 31, 2012 Palmarejo gold production royalty [Member] Maximum [Member] oz	Jun. 30, 2013 Forward foreign exchange contracts [Member] Mexican peso forward purchase contracts [Member]	Jun. 30, 2012 Forward foreign exchange contracts [Member] Mexican peso forward purchase contracts [Member]	Jun. 30, 2013 Forward foreign exchange contracts [Member] Mexican peso forward purchase contracts [Member]	Jun. 30, 2012 Forward foreign exchange contracts [Member] Mexican peso forward purchase contracts [Member]	Dec. 31, 2012 Forward foreign exchange contracts [Member] Mexican peso forward purchase contracts [Member]	Dec. 31, 2011 Forward foreign exchange contracts [Member] Mexican peso forward purchase contracts [Member]	Dec. 31, 2010 Forward foreign exchange contracts [Member] Mexican peso forward purchase contracts [Member]	Jun. 30, 2013 2014 [Member] Silver ounces received from Mandalay [Member]	Jun. 30, 2013 Commodity [Member]	Jun. 30, 2012 Commodity [Member]	Jun. 30, 2013 Commodity [Member]	Jun. 30, 2012 Commodity [Member]	Dec. 31, 2012 Commodity [Member]	Dec. 31, 2011 Commodity [Member]	Dec. 31, 2010 Commodity [Member] oz	Dec. 31, 2012 Silver [Member] Cerro Bayo Mine [Member]	Dec. 31, 2011 Forward Contracts [Member] oz
Derivative [Line Items]
Life of Mine Production, Percentage																																								50.00%
Payment made for gold on the end of royalty obligation																																					4,167	4,167
Total gold remain outstanding		197,352																																			170,382	197,352
Royalty Guarantees, Commitments, Amount																																									400,000	400,000
Fair Value Assumptions, Risk Free Interest Rate	7.00%	4.20%	5.70%
Derivative, Average Forward Price			1,380																																		1,243	1,694	1,599
Fair value liability of the embedded derivative																		$ 52,300,000		$ 52,300,000		$ 145,100,000	$ 159,400,000
Company recognized Mark to Market gain (loss)																						14,300,000	2,600,000	(84,000,000)
Percentage of Gold Production																																					50.00%	50.00%
Derivative Average Gold Price in Excess of Minimum Contractual Deduction Rate	400	400
Annual Inflation Compounding Adjustment																																					1.00%	1.00%
Realized losses																		8,100,000	11,000,000	17,200,000	24,200,000	45,400,000	42,800,000	18,200,000								2,900,000		2,300,000	10,100,000	1,600,000																					2,100,000
Foreign exchange contracts of MXP																																															26,100,000	25,500,000
Average rate		13.11		12.65																																											13.11	12.4		12.5
Fair value of foreign exchange contracts		34,100,000	21,700,000																																								1,400,000		1,400,000		100,000	(3,200,000)
Mark to market gain (loss) on derivatives																(600,000)	800,000																										100,000	100,000		2,800,000	3,300,000	3,200,000	1,300,000
Derivative Instruments, Gain (Loss) Recognized in Income, Net																																											200,000	1,200,000	800,000	1,900,000	(1,600,000)	400,000	1,600,000
Company outstanding provisionally priced sales		33,200,000	22,500,000																																																							33,200,000
Outstanding Provisionally Priced Sales Consists of Silver		400,000	200,000
Outstanding provisionally priced sales consists of Gold	15,589	11,957	9,701
Fair value of gold and silver including embedded derivative		34,100,000	21,700,000
Outstanding provisionally priced sales		33,200,000	22,500,000
Gold under collars protection								87,000	97,000	97,000	136,000	122,000	97,000	122,000	190,000
Weighted Average Call Feature of Each Collar	1,964,200,000	1,967,890,000			1,967.89	1,967.89	1,919.83
Weighted average put feature of each collar	979.79	967.86					951.93							967.86	951.93																		923.34
Contract expiration date												3 years
Derivative fair value of derivative liability																																																			2,400,000		2,400,000		9,300,000	17,900,000
Notional ounces																											68,000					14,000				25,000																							10,000
Average strike price																												2,000	2,000	921.6	921.6
Realized gains																																																											500,000
Average Strike Price of Put Option Expired Per Ounce																																																									9.21
Outstanding Put Options of Silver																																																									5,400,000
Unrealized gain																																																			6,900,000	4,500,000	11,700,000	4,700,000	8,600,000	(3,100,000)	(13,800,000)
Received silver in connection with sales of asset																125,000
Number of Equal Quarterly Installments to be Delivered																6
Fair value of the contract	2,358,000	943,000															2,300,000
Company recognized Mark to Market loss																		69,200,000	25,100,000	92,700,000	12,700,000
Notional amount of foreign currency derivatives																																											32,700,000		32,700,000
Derivative, notional amount																																																		6,000,000
Realized loss from transaction																									$ 500,000
Derivative, Nonmonetary Notional Amount Expired																									12,500	25,000				5,000	10,000

Derivative Financial Instruments (Detail) (USD $)	Jun. 30, 2013	Dec. 31, 2012
Derivative Instruments Settlement [Abstract]
Average gold price in excess of minimum contractual deduction	$ 400	$ 400
Average rate		13.11
Gold call options sold [Member]
Derivative Instruments Settlement [Abstract]
Average gold strike price	2,000	2,000
2013 [Member]
Derivative Instruments Settlement [Abstract]
Average gold strike price	2,000
Average rate	12.9
2013 [Member] | Palmarejo gold production royalty [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	14,750,000	27,205,000
Average gold price in excess of minimum contractual deduction	502	502
Notional ounces	29,389	54,171
2013 [Member] | Mexican peso forward purchase contracts [Member]
Derivative Instruments Settlement [Abstract]
Fair value of foreign exchange contracts	20,700,000	26,100,000
Average rate		13.11
Notional ounces		342,235
2013 [Member] | Silver concentrate sales agreements [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	7,249,000	12,736,000
Average gold price		31.04
Notional ounces	302,990	410,298
2013 [Member] | Gold concentrates sales agreements [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	22,252,000	20,498,000
Average gold price	1,427	1,714
Notional ounces	15,589	11,957
2013 [Member] | Gold put options purchased [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	720,000	1,800,000
Average gold strike price	936	928
Notional ounces	20,000	45,000
2013 [Member] | Gold call options sold [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount		1,800,000
Average gold strike price		2,000
Notional ounces	10,000	20,000
2013 [Member] | Mexican Peso Notional Amount [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	267,119,000
2013 [Member] | Silver ounces received from Mandalay [Member]
Derivative Instruments Settlement [Abstract]
Average gold price	23.92
2014 [Member]
Derivative Instruments Settlement [Abstract]
Average gold strike price	1,934
Average rate	12.21
2014 [Member] | Palmarejo gold production royalty [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	24,895,000	24,895,000
Average gold price in excess of minimum contractual deduction	498	498
Notional ounces	50,004	50,004
2014 [Member] | Mexican peso forward purchase contracts [Member]
Derivative Instruments Settlement [Abstract]
Fair value of foreign exchange contracts	12,000,000
2014 [Member] | Gold put options purchased [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	720,000	720,000
Average gold strike price	979	979
Notional ounces	47,000	47,000
2014 [Member] | Gold call options sold [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	720,000	720,000
Average gold strike price		1,933
Notional ounces	47,000	47,000
2014 [Member] | Mexican Peso Notional Amount [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	146,460,000
2014 [Member] | Mexican Peso Put Options Purchase [Member]
Derivative Instruments Settlement [Abstract]
Notional amount of foreign currency derivatives	6,000,000
2014 [Member] | Silver ounces received from Mandalay [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	75,000,000
Average rate	12.5
2014 [Member] | Mexican Peso Call Options Sold [Member]
Derivative Instruments Settlement [Abstract]
Notional amount of foreign currency derivatives	6,000,000
2014 [Member] | Mexico Peso Call Options [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	93,000,000
Average rate	15.5
2015 [Member]
Derivative Instruments Settlement [Abstract]
Average gold strike price	2,000
2015 [Member] | Palmarejo gold production royalty [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	24,691,000	24,691,000
Average gold price in excess of minimum contractual deduction	492	494
Notional ounces	50,004	50,004
2015 [Member] | Gold put options purchased [Member]
Derivative Instruments Settlement [Abstract]
Average gold strike price	1,010	1,010
Notional ounces	30,000	30,000
2015 [Member] | Gold call options sold [Member]
Derivative Instruments Settlement [Abstract]
Average gold strike price		2,000
Notional ounces	30,000	30,000
Thereafter [Member] | Palmarejo gold production royalty [Member]
Derivative Instruments Settlement [Abstract]
Derivative, notional amount	20,069,000	21,140,000
Average gold price in excess of minimum contractual deduction	$ 490	$ 490
Notional ounces	40,985	43,173

Classification of Fair Values of Derivative Instruments (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Fair value of the derivative instruments
Derivative Asset, Fair Value	$ 2,358	$ 943
Concentrate sales contracts		34,100	21,700
Silver ounces received from Mandalay [Member]
Fair value of the derivative instruments
Derivative Asset, Fair Value		943	814
Prepaid expenses and other [Member]
Fair value of the derivative instruments
Derivative Asset, Fair Value		1,406	814
Concentrate sales contracts	82	1,406
Prepaid expenses and other [Member] | Forward foreign exchange contracts [Member]
Fair value of the derivative instruments
Derivative Asset, Fair Value		376
Prepaid expenses and other [Member] | Palmarejo gold production royalty [Member]
Fair value of the derivative instruments
Derivative Asset, Fair Value
Prepaid expenses and other [Member] | Put and call options, net [Member]
Fair value of the derivative instruments
Derivative Asset, Fair Value
Concentrate sales contracts	50
Prepaid expenses and other [Member] | Concentrate sales contracts [Member]
Fair value of the derivative instruments
Derivative Asset, Fair Value		1,030
Concentrate sales contracts	20	1,030
Prepaid expenses and other [Member] | Silver ounces received from Mandalay [Member]
Fair value of the derivative instruments
Derivative Asset, Fair Value			814
Prepaid expenses and other [Member] | Forward foreign exchange contracts MXN peso [Member]
Fair value of the derivative instruments
Concentrate sales contracts	12	376
Accrued liabilities and other [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value		2,488	7,196
Concentrate sales contracts	2,585	7,274
Accrued liabilities and other [Member] | Forward foreign exchange contracts [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value		300	3,188
Accrued liabilities and other [Member] | Palmarejo gold production royalty [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Accrued liabilities and other [Member] | Put and call options, net [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value		2,025	3,183
Concentrate sales contracts		7,274
Accrued liabilities and other [Member] | Concentrate sales contracts [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value		163	825
Concentrate sales contracts	1,128
Accrued liabilities and other [Member] | Silver ounces received from Mandalay [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Accrued liabilities and other [Member] | Forward foreign exchange contracts MXN peso [Member]
Fair value of the derivative instruments
Concentrate sales contracts	1,457
Other long-term liabilities [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value		7,274	14,669
Other long-term liabilities [Member] | Forward foreign exchange contracts [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Other long-term liabilities [Member] | Palmarejo gold production royalty [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Other long-term liabilities [Member] | Put and call options, net [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value		7,274	14,669
Other long-term liabilities [Member] | Concentrate sales contracts [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Other long-term liabilities [Member] | Silver ounces received from Mandalay [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Current portion of royalty obligation [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value		41,146	37,206
Concentrate sales contracts	17,759	41,146
Current portion of royalty obligation [Member] | Forward foreign exchange contracts [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Current portion of royalty obligation [Member] | Palmarejo gold production royalty [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value		41,146	37,206
Concentrate sales contracts	17,759	41,146
Current portion of royalty obligation [Member] | Put and call options, net [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Current portion of royalty obligation [Member] | Concentrate sales contracts [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Current portion of royalty obligation [Member] | Silver ounces received from Mandalay [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Non-current portion of royalty obligation [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value		103,952	122,194
Concentrate sales contracts	34,600	103,952
Non-current portion of royalty obligation [Member] | Forward foreign exchange contracts [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Non-current portion of royalty obligation [Member] | Palmarejo gold production royalty [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value		103,952	122,194
Concentrate sales contracts	34,600	103,952
Non-current portion of royalty obligation [Member] | Put and call options, net [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Non-current portion of royalty obligation [Member] | Concentrate sales contracts [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Non-current portion of royalty obligation [Member] | Silver ounces received from Mandalay [Member]
Fair value of the derivative instruments
Derivative Liability, Fair Value
Other Assets [Member]
Fair value of the derivative instruments
Concentrate sales contracts		2,488
Other Assets [Member] | Put and call options, net [Member]
Fair value of the derivative instruments
Concentrate sales contracts	2,308	2,025
Other Assets [Member] | Concentrate sales contracts [Member]
Fair value of the derivative instruments
Concentrate sales contracts		163
Other Assets [Member] | Forward foreign exchange contracts MXN peso [Member]
Fair value of the derivative instruments
Concentrate sales contracts		$ 300

Mark To Market Gains (Losses) On Derivative Instruments (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative Instruments, Gain (Loss) [Line Items]
Fair value adjustments	$ 66,754	$ 16,039	$ 84,550	$ (7,074)	$ (23,487)	$ (52,050)	$ (117,094)
Fair value adjustments, net	66,290	14,010	82,957	(8,549)	(23,426)	(49,162)	(85,485)
Concentrate Sales Contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Sales of Metals	(667)	(877)	(2,422)	459	1,682	2,505	1,636
Forward foreign exchange contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Production costs applicable to sales	203	(1,151)	830	(1,934)	(1,621)	383	1,638
Fair value adjustments	1,598	0	0	0	3,264	(3,192)	(1,330)
Gold Lease Facility [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Fair value adjustments					0	(132)	2,885
Forward Gold Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Fair value adjustments					0	34	425
Silver Ounces Receivables [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Fair value adjustments	0	(337)	0	22	213	(276)	1,594
Palmarejo gold production royalty [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Fair value adjustments	61,066	14,105	75,494	(11,505)	(31,053)	(40,046)	(83,989)
Franco Nevada Warrant [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Fair value adjustments					0	0	3,451
Put and call options [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Fair value adjustments	6,350	2,187	10,577	1,636	4,089	(8,438)	(11,795)
Forward foreign exchange contracts MXN peso [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Fair value adjustments	$ (2,260)	$ 83	$ (1,522)	$ 2,773

Commitments and Contigencies - Additional Information (Detail) (USD $)	3 Months Ended		6 Months Ended	12 Months Ended					12 Months Ended		1 Months Ended	6 Months Ended	3 Months Ended					3 Months Ended			6 Months Ended		12 Months Ended
	Jun. 30, 2013 oz	Dec. 31, 2012 oz Agreement	Jun. 30, 2013 Agreement oz	Dec. 31, 2012 oz	Dec. 31, 2011	Jan. 21, 2009	Jun. 30, 2013 Palmarejo gold production royalty [Member] oz	Dec. 31, 2012 Palmarejo gold production royalty [Member] oz	Dec. 31, 2012 Operations [Member]	Dec. 31, 2012 Care And Maintenance [Member]	Jun. 24, 2013 Settlementof Mining Claims [Member]	Jun. 30, 2013 Settlementof Mining Claims [Member]	Jun. 30, 2013 Kensington [Member]	Dec. 31, 2012 Kensington [Member]	Jul. 07, 1995 Kensington [Member]	Jul. 07, 1995 Echo Bay [Member] oz	Jul. 07, 1995 Coeur Alaska Inc [Member]	Jun. 30, 2013 Rochester [Member]	Dec. 31, 2012 Rochester [Member] Employee	Jun. 30, 2012 Rochester [Member]	Jun. 30, 2013 Rochester [Member]	Jun. 30, 2012 Rochester [Member]	Dec. 31, 2011 Rochester [Member]	Dec. 31, 2010 Rochester [Member]
Commitment And Contingencies [Line Items]
Number of labor agreements in South America		1	1
Percentage of labor force covered by collective bargaining agreements	10.20%	10.00%	10.20%	10.00%
Employment for mining and crushing operation																			200
Restructuring Charges, Termination of Plan									$ 1,800,000	$ 2,000,000
Accrued obligations postemployment benefits	7,300,000	7,600,000	7,300,000	7,600,000	7,400,000
Acquisition of ownership interest															100.00%	50.00%
Volume related to net smelter return royalty of future gold production																1,000,000
Purchase price and construction and development expenses																	32,500,000
Minimum royalty range for gold price per ounce													1.00%	1.00%
Gold price per ounce for minimum royalty range													400	400
Maximum royalty range for gold price per ounce													2.50%	2.50%				5.00%	5.00%
Gold price per ounce for maximum royalty range													475	475				23.6	23.6
Royalty to be capped in terms of ounces of production	1,000,000	1,000,000
Royalty expenses																		0	3,500,000	500,000	1,000,000	1,100,000	2,200,000	200,000
Purchased royalty						50.00%
Royalty agreement minimum obligation for the period	400,000	400,000		400,000
Royalty Agreement Minimum Obligation for Per Month	4,167	4,167		4,167
Royalty Agreement Period		8 years		8 years	8 years	8 years
Restructuring and related cost, expected cost			1,700,000
NSR royalty percentage											3.40%	3.40%
NSR royalty maximum amount											$ 39,400,000	$ 39,400,000
Further Payment Made on Number of Additional Ounces of Gold		197,352		197,352			170,382	197,352

Changes to Termination Benefits (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Amount Accrued
Beginning balance	$ 3,335	$ 1,105
Accruals	473	2,230
Plan termination	(3,808)	0
Ending balance	$ 0	$ 3,335

Significant Customers Additional Information (Detail)	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Significant Customers (Textual) [Abstract]
Approximate percentage of sales of metals to counterparties companies related to metal sales	74.00%	92.00%	91.00%	82.00%	83.00%
Approximate percentage of sales of silver concentrates to third party smelters related to metal sales	26.00%	8.00%	9.00%	18.00%	17.00%

Schedule of Significant Customers (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Valcambi [Member] | Palmarejo San Bartolome [Member]
Customers total revenue
Customers total revenue	$ 27.2	$ 148.3	$ 39.4	$ 256.2	$ 414.4	$ 385.5	$ 174.1
Auramet [Member] | Kensington San Bartolome [Member]
Customers total revenue
Customers total revenue	44.1	19.9	68.9	33.5
Auramet [Member] | Palmarejo [Member]
Customers total revenue
Customers total revenue					94.6	50.8	79
Toronto Dominion Bank [Member] | Palmarejo San Bartolome Rochester [Member]
Customers total revenue
Customers total revenue	34.5	18.3
International Commodities [Member] | Palmarejo San Bartolome Rochester [Member]
Customers total revenue
Customers total revenue	25.7	7	40.4	23.8	58	112.6	36.7
Johnson Mathey [Member] | Palmarejo San Bartolome Rochester [Member]
Customers total revenue
Customers total revenue			44.8	0.9
Penoles [Member] | Martha [Member]
Customers total revenue
Customers total revenue					0.3	13.3	53.9
China Gold [Member] | Kensington [Member]
Customers total revenue
Customers total revenue					43.8	108.9	23.6
Mitsui [Member] | Palmarejo San Bartolome Rochester [Member]
Customers total revenue
Customers total revenue					$ 65.6	$ 105.1	$ 45.9

Segment Reporting - Additional Information (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Textual [Abstract]
Total Revenue	$ 204,525	$ 205,929	$ 230,593	$ 254,406	$ 204,564	$ 246,911	$ 343,575	$ 231,090	$ 199,624	$ 376,322	$ 458,970	$ 895,492	$ 1,021,200	$ 515,457
Silver [Member]
Segment Reporting Textual [Abstract]
Total Revenue												549,700	662,600	356,900
Gold [Member]
Segment Reporting Textual [Abstract]
Total Revenue												$ 345,800	$ 358,600	$ 158,500

Segment Reporting (Detail) (USD $) In Thousands, unless otherwise specified	1 Months Ended	3 Months Ended													6 Months Ended				12 Months Ended
	Aug. 16, 2012	Jun. 30, 2013		Dec. 31, 2012		Sep. 30, 2012	Jun. 30, 2012		Mar. 31, 2012	Dec. 31, 2011		Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013		Jun. 30, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Financial information relating to reporting segments
Sales of metals		$ 204,525		$ 205,929		$ 230,593	$ 254,406		$ 204,564	$ 246,911		$ 343,575	$ 231,090	$ 199,624	$ 376,322		$ 458,970		$ 895,492		$ 1,021,200		$ 515,457
Production costs applicable to sales		(142,924)		(107,413)		(124,967)	(131,823)		(92,554)	(109,127)		(141,253)	(77,102)	(92,474)	(231,708)		(224,377)		(456,757)		(419,956)		(257,636)
Depreciation and depletion		(57,653)		(52,397)		(52,844)	(61,024)		(52,592)	(58,166)		(58,652)	(57,641)	(50,041)	(108,089)		(113,616)		(218,857)		(224,500)		(141,619)
Gross Profit		3,948					61,559								36,525		120,977		219,878		376,744		116,202
Exploration expense		6,774		6,441		6,957	6,305		6,567	7,517		4,772	4,077	2,762	13,615		12,872		26,270		19,128		14,249
Loss on impairment		86					4,813								205		4,813		5,825		0		0
Other operating expenses				5,883		11,836	13,680		8,664	10,577		11,507	12,931	15,805
OPERATING INCOME		(50,957)					41,574								(40,052)		85,761		153,545		306,796		74,900
Interest and other income, net		419					(3,221)								4,275		1,786		14,436		(6,610)		771
Interest expense		(10,930)					(7,557)								(20,662)		(14,227)		(26,169)		(34,774)		(30,942)
Loss on debt extinguishment	1,000																		(1,036)		(5,526)		(20,300)
Fair value adjustments, net		66,754					16,039								84,550		(7,074)		(23,487)		(52,050)		(117,094)
Income (provision) tax benefit		(23,134)					(23,862)								(33,654)		(39,298)		(68,612)		(114,337)		9,481
Income (loss) from continuing operations				37,550		(15,821)	22,973		3,975	11,364		31,060	38,611	12,464					48,677		93,499		(83,184)
Loss from discontinued operations																			0		0		(6,029)
Loss on sale of net assets of discontinued operations																			0		0		(2,095)
Net income		(35,040)		37,550		(15,821)	22,973		3,975	11,364		31,060	38,611	12,464	(22,770)		26,948		48,677		93,499		(91,308)
Segment assets				2,974,056						2,963,130									2,974,056		2,963,130		3,000,389
Segment assets		3,666,716		3,221,401						3,264,441					3,666,716				3,221,401		3,264,441		3,157,527
Capital expenditures		27,201		21,784		29,972	32,238		31,647	40,207		38,099	25,764	15,918	40,028		63,885		115,641		119,988		155,994
Palmarejo [Member]
Financial information relating to reporting segments
Sales of metals		86,217					136,365								143,643		260,087		442,098		513,097		230,024
Production costs applicable to sales		(55,218)					(62,538)								(81,937)		(108,397)		(197,478)		(186,201)		(127,658)
Depreciation and depletion		(35,557)					(42,748)								(64,507)		(80,517)		(146,595)		(159,264)		(91,505)
Gross Profit		(4,558)					31,079								(2,801)		71,173		98,025		167,632		10,861
Exploration expense		3,189					1,624								5,170		2,945		7,575		6,863		4,658
Loss on impairment		0					0										0		0
Other operating expenses		0					0										0		11		949		352
OPERATING INCOME		(7,747)					29,455								(7,971)		68,228		90,439		159,820		5,851
Interest and other income, net		(428)					(4,720)								1,514		(139)		4,017		(9,099)		914
Interest expense		(4,190)					(5,672)								(7,928)		(10,481)		(18,938)		(23,453)		(21,567)
Loss on debt extinguishment																			0		0		0
Fair value adjustments, net		61,066					14,105								75,494		(11,505)		(31,054)		(40,046)		(98,707)
Income (provision) tax benefit		(17,282)					(11,967)								(20,816)		(15,511)		(18,066)		(28,023)		16,901
Income (loss) from continuing operations																							(96,608)
Loss from discontinued operations																							0
Loss on sale of net assets of discontinued operations																							0
Net income		31,419					21,201								40,293		30,592		26,398		59,199		(96,608)
Segment assets				1,905,269	[1]					2,029,769	[1]								1,905,269	[1]	2,029,769	[1]	2,119,367	[1]
Segment assets		1,860,240	[1]				1,954,084	[1]							1,860,240	[1]	1,954,084	[1]
Capital expenditures		9,166	[2]				11,174	[2]							14,480	[2]	18,344	[2]	38,456	[2]	36,976	[2]	54,226	[2]
San Bartolome [Member]
Financial information relating to reporting segments
Sales of metals		49,236					53,383								82,377		94,759		178,005		267,502		142,989
Production costs applicable to sales		(32,815)					(22,773)								(48,494)		(36,381)		(71,428)		(79,679)		(60,023)
Depreciation and depletion		(4,941)					(4,070)								(9,696)		(8,289)		(16,709)		(22,410)		(19,650)
Gross Profit		11,480					26,540								24,187		50,089		89,868		165,413		63,316
Exploration expense		27					(70)								79		0		159		248		9
Loss on impairment		0					0								0		0		0
Other operating expenses		0					25								3,722		30		80		342		0
OPERATING INCOME		11,453					26,585								20,386		50,059		89,629		164,823		63,307
Interest and other income, net		683					631								1,288		726		9,719		156		(373)
Interest expense		(14)					(36)								(46)		(36)		(72)		(45)		(325)
Loss on debt extinguishment																			0		0		0
Fair value adjustments, net		0					0								0		0		0		0		0
Income (provision) tax benefit		(4,506)					(10,889)								(8,834)		(18,578)		(44,632)		(59,867)		(21,655)
Income (loss) from continuing operations																							40,954
Loss from discontinued operations																							0
Loss on sale of net assets of discontinued operations																							0
Net income		7,616					16,291								12,794		32,171		54,644		105,067		40,954
Segment assets				302,922	[1]					276,423	[1]								302,922	[1]	276,423	[1]	260,653	[1]
Segment assets		286,325	[1]				289,428	[1]							286,325	[1]	289,428	[1]
Capital expenditures		3,159	[2]				7,800	[2]							3,616	[2]	18,007	[2]	25,672	[2]	17,731	[2]	6,159	[2]
Kensington [Member]
Financial information relating to reporting segments
Sales of metals		30,851					21,124								70,126		31,500		110,987		151,186		23,628
Production costs applicable to sales		(30,154)					(16,106)								(53,718)		(33,197)		(87,089)		(101,672)		(14,043)
Depreciation and depletion		(13,261)					(9,719)								(26,647)		(16,324)		(41,645)		(35,839)		(17,487)
Gross Profit		(12,564)					(4,701)								(10,239)		(18,021)		(17,747)		13,675		(7,902)
Exploration expense		563					274								1,235		496		3,283		1,102		659
Loss on impairment		0					0								0		0		0
Other operating expenses		134					16								210		35		74		317		170
OPERATING INCOME		(13,261)					(4,991)								(11,684)		(18,552)		(21,104)		12,256		(8,731)
Interest and other income, net		150					0								281		0		(77)		4		(26)
Interest expense		(95)					(901)								(354)		(1,793)		(2,972)		(4,889)		(1,591)
Loss on debt extinguishment																			(1,036)		0		0
Fair value adjustments, net		6,350					2,187								10,577		1,636		4,089		(8,438)		(13,783)
Income (provision) tax benefit		0					0								(1)		0		0		(31)		(8)
Income (loss) from continuing operations																							(24,139)
Loss from discontinued operations																							0
Loss on sale of net assets of discontinued operations																							0
Net income		(6,856)					(3,705)								(1,181)		(18,709)		(21,100)		(1,098)		(24,139)
Segment assets				508,658	[1]					507,891	[1]								508,658	[1]	507,891	[1]	512,401	[1]
Segment assets		485,215	[1]				518,611	[1]							485,215	[1]	518,611	[1]
Capital expenditures		7,406	[2]				9,324	[2]							10,736	[2]	20,202	[2]	36,994	[2]	34,013	[2]	92,730	[2]
Rochester [Member]
Financial information relating to reporting segments
Sales of metals		34,903					34,153								74,377		52,911		132,392		57,331		54,323
Production costs applicable to sales		(23,054)					(20,751)								(44,557)		(30,317)		(74,256)		(28,257)		(24,760)
Depreciation and depletion		(2,324)					(2,060)								(4,505)		(3,702)		(8,065)		(2,824)		(1,890)
Gross Profit		9,525					11,342								25,315		18,892		50,071		26,250		27,673
Exploration expense		512					1,135								996		1,844		3,591		1,989		190
Loss on impairment		0					0								0		0		0
Other operating expenses		34,177					692								34,321		2,033		1,401		19,931		1,544
OPERATING INCOME		(25,164)					9,515								(10,002)		15,015		45,079		4,330		25,939
Interest and other income, net		0					239								57		288		358		57		681
Interest expense		(5)					(7)								(11)		(15)		(26)		(21)		0
Loss on debt extinguishment																			0		0		0
Fair value adjustments, net		0					0								0		0		0		0		0
Income (provision) tax benefit		0					0								0		0		0		0		0
Income (loss) from continuing operations																							26,620
Loss from discontinued operations																							0
Loss on sale of net assets of discontinued operations																							0
Net income		(25,169)					9,747								(9,956)		15,288		45,411		4,366		26,620
Segment assets				104,373	[1]					76,852	[1]								104,373	[1]	76,852	[1]	29,734	[1]
Segment assets		122,917	[1]				94,677	[1]							122,917	[1]	94,677	[1]
Capital expenditures		6,596	[2]				2,946	[2]							9,894	[2]	5,585	[2]	11,794	[2]	27,217	[2]	2,349	[2]
Martha [Member]
Financial information relating to reporting segments
Sales of metals		(161)					4,149								(662)		7,767		13,162		13,347		53,875
Production costs applicable to sales		0					(7,102)								0		(10,795)		(17,682)		(15,513)		(27,040)
Depreciation and depletion		(113)					(704)								(229)		(1,300)		(692)		(556)		(8,525)
Gross Profit		(274)					(3,657)								(891)		(4,328)		(5,212)		(2,722)		18,310
Exploration expense		603					2,763								1,587		6,174		8,648		6,367		5,791
Loss on impairment		86					4,813								205		4,813		5,825
Other operating expenses		861					81								1,906		279		2,108		156		0
OPERATING INCOME		(1,824)					(11,314)								(4,589)		(15,594)		(21,793)		(9,245)		12,519
Interest and other income, net		(177)					(494)								746		(570)		(1,153)		(544)		(3,974)
Interest expense		(1)					(1)								0		(1)		(3)		(458)		(90)
Loss on debt extinguishment																			0		0		0
Fair value adjustments, net		0					0								0		0		0		0		0
Income (provision) tax benefit		(117)					(28)								(44)		(239)		976		(1,219)		(8,523)
Income (loss) from continuing operations																							(68)
Loss from discontinued operations																							0
Loss on sale of net assets of discontinued operations																							0
Net income		(2,119)					(11,837)								(3,887)		(16,404)		(21,973)		(11,466)		(68)
Segment assets				9,813	[1]					19,717	[1]								9,813	[1]	19,717	[1]	21,290	[1]
Segment assets		6,757	[1]				13,070	[1]							6,757	[1]	13,070	[1]
Capital expenditures		10	[2]				529	[2]							10	[2]	1,188	[2]	1,193	[2]	3,426	[2]	100	[2]
Endeavor [Member]
Financial information relating to reporting segments
Sales of metals		3,479					5,232								6,461		11,946		18,848		18,737		10,618
Production costs applicable to sales		(1,683)					(2,553)								(3,003)		(5,290)		(8,824)		(8,634)		(4,112)
Depreciation and depletion		(1,220)					(1,592)								(2,044)		(3,236)		(4,591)		(3,148)		(1,989)
Gross Profit		576					1,087								1,414		3,420		5,433		6,955		4,517
Exploration expense		0					0								0		0		0		0		0
Loss on impairment		0					0								0		0		0
Other operating expenses		0					0								0		0		0		(1)		0
OPERATING INCOME		576					1,087								1,414		3,420		5,433		6,956		4,517
Interest and other income, net		0					0								0		0		0		0		0
Interest expense		0					0								0		0		0		0		0
Loss on debt extinguishment																			0		0		0
Fair value adjustments, net		0					0								0		0		0		0		0
Income (provision) tax benefit		85					0								84		0		409		0		0
Income (loss) from continuing operations																							4,517
Loss from discontinued operations																							0
Loss on sale of net assets of discontinued operations																							0
Net income		661					1,087								1,498		3,420		5,842		6,956		4,517
Segment assets				31,479	[1]					35,686	[1]								31,479	[1]	35,686	[1]	39,530	[1]
Segment assets		30,226	[1]				33,228	[1]							30,226	[1]	33,228	[1]
Capital expenditures		0	[2]				0	[2]							0	[2]	0	[2]	0	[2]	0	[2]	0	[2]
La Preciosa [Member]
Financial information relating to reporting segments
Sales of metals		0													0
Production costs applicable to sales		0													0
Depreciation and depletion		(2)													(2)
Gross Profit		(2)													(2)
Exploration expense		690													690
Loss on impairment		0													0
Other operating expenses		0													0
OPERATING INCOME		(692)													(692)
Interest and other income, net		(11)													(11)
Interest expense		0													0
Fair value adjustments, net		0													0
Income (provision) tax benefit		0													0
Net income		(703)													(703)
Segment assets		409,458	[1]												409,458	[1]
Capital expenditures		735	[2]												735	[2]
Other Mining Properties [Member]
Financial information relating to reporting segments
Sales of metals		0					0								0		0		0		0		0
Production costs applicable to sales		0					0								1		0		0		0		0
Depreciation and depletion		(235)					(131)								(459)		(248)		(560)		(459)		(573)
Gross Profit		(235)					(131)								(458)		(248)		(560)		(459)		(573)
Exploration expense		1,190					579								3,858		1,413		3,014		2,559		2,942
Loss on impairment		0					0								0		0		0
Other operating expenses		12,873					8,053								22,598		15,154		30,564		29,126		24,987
OPERATING INCOME		(14,298)					(8,763)								(26,914)		(16,815)		(34,138)		(32,144)		(28,502)
Interest and other income, net		(16,990)					1,123								(16,827)		1,481		1,572		2,816		3,549
Interest expense		(6,625)					(940)								(12,323)		(1,901)		(4,158)		(5,908)		(7,369)
Loss on debt extinguishment																			0		(5,526)		(20,300)
Fair value adjustments, net		(662)					(253)								(1,521)		2,795		3,478		(3,566)		(4,604)
Income (provision) tax benefit		(1,314)					(978)								(4,043)		(4,970)		(7,299)		(25,197)		22,766
Income (loss) from continuing operations																							(34,460)
Loss from discontinued operations																							(6,029)
Loss on sale of net assets of discontinued operations																							(2,095)
Net income		(39,889)					(9,811)								(61,628)		(19,410)		(40,545)		(69,525)		(42,584)
Segment assets				111,542	[1]					16,792	[1]								111,542	[1]	16,792	[1]	17,414	[1]
Segment assets		103,464	[1]				16,654	[1]							103,464	[1]	16,654	[1]
Capital expenditures		129	[2]				465	[2]							557	[2]	559	[2]	1,532	[2]	625	[2]	430	[2]
Reportable Segment [Member]
Financial information relating to reporting segments
Sales of metals		204,525					254,406								376,322		458,970		895,492		1,021,200		515,457
Production costs applicable to sales		(142,924)					(131,823)								(231,708)		(224,377)		(456,757)		(419,956)		(257,636)
Depreciation and depletion		(57,653)					(61,024)								(108,089)		(113,616)		(218,857)		(224,500)		(141,619)
Gross Profit		3,948					61,559								36,525		120,977		219,878		376,744		116,202
Exploration expense		6,774					6,305								13,615		12,872		26,270		19,128		14,249
Loss on impairment		86													205		4,813		5,825
Other operating expenses		48,045					8,867								62,757		17,531		34,238		50,820		27,053
OPERATING INCOME		(50,957)					41,574								(40,052)		85,761		153,545		306,796		74,900
Interest and other income, net		(16,773)					(3,221)								(12,952)		1,786		14,436		(6,610)		771
Interest expense		(10,930)					(7,557)								(20,662)		(14,227)		(26,169)		(34,774)		(30,942)
Loss on debt extinguishment																			(1,036)		(5,526)		(20,300)
Fair value adjustments, net		66,754					16,039								84,550		(7,074)		(23,487)		(52,050)		(117,094)
Income (provision) tax benefit		(23,134)					(23,862)								(33,654)		(39,298)		(68,612)		(114,337)		9,481
Income (loss) from continuing operations																							(83,184)
Loss from discontinued operations																							(6,029)
Loss on sale of net assets of discontinued operations																							(2,095)
Net income		(35,040)					22,973								(22,770)		26,948		48,677		93,499		(91,308)
Segment assets		3,304,602		2,974,056	[1]					2,963,130	[1]				3,304,602				2,974,056	[1]	2,963,130	[1]	3,000,389	[1]
Segment assets		3,304,602	[1]				2,919,752	[1]							3,304,602	[1]	2,919,752	[1]
Capital expenditures		$ 27,201	[2]				$ 32,238	[2]							$ 40,028	[2]	$ 63,885	[2]	$ 115,641	[2]	$ 119,988	[2]	$ 155,994	[2]

[1]	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties
[2]	Balance represents cash flow amounts

Consolidated Assets (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013		Mar. 31, 2013	Dec. 31, 2012		Jun. 30, 2012		Mar. 31, 2012	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Assets
Total assets for reportable segments				$ 2,974,056					$ 2,963,130		$ 3,000,389
Cash and cash equivalents	249,531		331,311	125,440		199,397		151,883	175,012		66,118		22,782
Short term investments	0			999					20,254		0
Other assets	112,583			120,906					106,045		91,020
Total Assets	3,666,716			3,221,401					3,264,441		3,157,527
Reportable Segment [Member]
Assets
Total assets for reportable segments	3,304,602			2,974,056	[1]				2,963,130	[1]	3,000,389	[1]
Total Assets	$ 3,304,602	[1]				$ 2,919,752	[1]

[1]	Segment assets consist of receivables, prepaids, inventories, property, plant and equipment, and mining properties

Geographic Information (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Long Lived Assets
Long Lived Assets, Total	$ 3,018,022	$ 2,675,811				$ 2,688,703				$ 3,018,022		$ 2,675,811	$ 2,688,703	$ 2,790,317
Revenues
Total Revenue	204,525	205,929	230,593	254,406	204,564	246,911	343,575	231,090	199,624	376,322	458,970	895,492	1,021,200	515,457
UNITED STATES [Member]
Long Lived Assets
Long Lived Assets in Individual Foreign Countries		608,051				515,096						608,051	515,096	488,104
Long Lived Assets in Entity's Country of Domicile	503,105	514,687								503,105		514,687
Revenues
Total Revenue	65,754			55,277						144,502	84,411	243,379	208,517	77,951
AUSTRALIA [Member]
Long Lived Assets
Long Lived Assets in Individual Foreign Countries	27,364	29,408				33,999				27,364		29,408	33,999	37,147
Revenues
Total Revenue	3,479			5,232						6,462	11,946	18,848	18,737	10,618
ARGENTINA [Member]
Long Lived Assets
Long Lived Assets in Individual Foreign Countries		1,705				5,213						1,705	5,213	1,882
Long Lived Assets in Individual Foreign Countries	94,964	95,134								94,964		95,134
Revenues
Total Revenue	(161)			4,149						(662)	7,767	13,162	13,347	53,875
BOLIVIA [Member]
Long Lived Assets
Long Lived Assets in Individual Foreign Countries	235,781	240,905				230,956				235,781		240,905	230,956	234,306
Revenues
Total Revenue	49,236			53,383						82,377	94,759	178,005	267,502	142,988
MEXICO [Member]
Long Lived Assets
Long Lived Assets in Individual Foreign Countries	2,156,808	1,795,677				1,903,374				2,156,808		1,795,677	1,903,374	2,028,864
Revenues
Total Revenue	86,217			136,365						143,643	260,087	442,098	513,097	230,025
Chile [Member]
Long Lived Assets
Long Lived Assets in Individual Foreign Countries		$ 65				$ 65						$ 65	$ 65	$ 14

Litigation and Other Events - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended			1 Months Ended	6 Months Ended
	Feb. 28, 2013	Dec. 31, 2012	Jun. 30, 2013 Seat	Oct. 14, 2009 m	Jun. 24, 2013 Settlementof Mining Claims [Member]	Jun. 30, 2013 Settlementof Mining Claims [Member]	Dec. 05, 2011 Rochester [Member] Claim acre
Litigation and Other Events (Textual) [Abstract]
Settlement Amount Under Law	$ 3.5	$ 3.5
Maximum height for temporary restriction on mining				4,400
Number of Unpatented Mining Claims							447
Approximate Area of Federal Lands Covering for Unpatented Mining Claims							8,600
Number Of Operation Sites, Possible Further Federal Or State Agency Interaction			3
Cash payment					10
NSR royalty percentage					3.40%	3.40%
NSR royalty maximum amount					39.4	39.4
NSR royalty fair value					$ 22

Summary of Quarterly Financial Data (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of quarterly results of operations
Sales of metals	$ 204,525	$ 205,929	$ 230,593	$ 254,406	$ 204,564	$ 246,911	$ 343,575	$ 231,090	$ 199,624	$ 376,322	$ 458,970	$ 895,492	$ 1,021,200	$ 515,457
Income (Loss) from continuing operations		37,550	(15,821)	22,973	3,975	11,364	31,060	38,611	12,464			48,677	93,499	(83,184)
Net income	(35,040)	37,550	(15,821)	22,973	3,975	11,364	31,060	38,611	12,464	(22,770)	26,948	48,677	93,499	(91,308)
Depreciation, depletion, and amortization	57,653	52,397	52,844	61,024	52,592	58,166	58,652	57,641	50,041	108,089	113,616	218,857	224,500	141,619
Production costs applicable to sales	142,924	107,413	124,967	131,823	92,554	109,127	141,253	77,102	92,474	231,708	224,377	456,757	419,956	257,636
Exploration expenses	6,774	6,441	6,957	6,305	6,567	7,517	4,772	4,077	2,762	13,615	12,872	26,270	19,128	14,249
Other operating expenses		5,883	11,836	13,680	8,664	10,577	11,507	12,931	15,805
Cash provided by operating activities	63,338	61,694	79,735	113,203	17,002	87,411	181,911	111,065	35,786	76,272	130,204	271,634	416,173	165,563
Capital expenditures	$ 27,201	$ 21,784	$ 29,972	$ 32,238	$ 31,647	$ 40,207	$ 38,099	$ 25,764	$ 15,918	$ 40,028	$ 63,885	$ 115,641	$ 119,988	$ 155,994
Basic net income (loss) per share:
Income (loss) from continuing operations		$ 0.42	$ (0.18)	$ 0.26	$ 0.04	$ 0.13	$ 0.35	$ 0.43	$ 0.14			$ 0.54	$ 1.05	$ (0.95)
Net income (loss)	$ (0.35)	$ 0.42	$ (0.18)	$ 0.26	$ 0.04	$ 0.13	$ 0.35	$ 0.43	$ 0.14	$ (0.24)	$ 0.3	$ 0.54	$ 1.05	$ (1.05)
Diluted net income (loss) per share:
Income (loss) from continuing operations	$ 0.26	$ 0.42	$ (0.18)	$ 0.26	$ 0.04	$ 0.13	$ 0.35	$ 0.43	$ 0.14			$ 0.54	$ 1.04	$ (0.95)
Net income (loss)	$ (0.35)	$ 0.42	$ (0.18)	$ 0.26	$ 0.04	$ 0.13	$ 0.35	$ 0.43	$ 0.14	$ (0.24)	$ 0.3	$ 0.54	$ 1.04	$ (1.05)

Subsequent Events - Additional Information (Detail)	Dec. 31, 2012 USD ($)		Feb. 20, 2013 Subsequent Event [Member] Orko Silver Corporation [Member]	Feb. 20, 2013 Subsequent Event [Member] Orko Silver Corporation [Member] Election One [Member] CAD	Feb. 20, 2013 Subsequent Event [Member] Orko Silver Corporation [Member] Election Two [Member] USD ($)	Feb. 20, 2013 Subsequent Event [Member] Orko Silver Corporation [Member] Election Three [Member] CAD	Jan. 29, 2013 7.875% Senior Notes due 2021 [Member] Subsequent Event [Member] USD ($)	Jan. 29, 2013 7.875% Senior Notes due 2021 [Member] Subsequent Event [Member] Minimum [Member]	Jan. 29, 2013 7.875% Senior Notes due 2021 [Member] Subsequent Event [Member] Maximum [Member]	Feb. 13, 2013 Convertible Senior Notes due March 2028 [Member] Subsequent Event [Member] USD ($)	Feb. 12, 2013 Convertible Senior Notes due March 2028 [Member] Subsequent Event [Member] USD ($)
Subsequent Event [Line Items]
Principal amount							$ 300,000,000
Interest rate on notes							7.88%			3.25%
Other indebtedness threshold for subsidiary guarantee							20,000,000
Notice of redemption								30 days	60 days
Redemption price, percentage of principal amount							100.00%			100.00%
Percentage of principal amount									35.00%
Redemption Price, percentage							107.88%
Percentage of principal							101.00%
Percentage of principal								25.00%
Exchange offer period							365 days
Issue period							35 days
long-term debt	303,624,000	[1]									48,658,000
Principal amount per conversion										1,000
Conversion Rate, number of shares per $1,000 of principal amount										17.6025
Conversion price per share (usd per share)										$ 56.81
Trading period used to determine conversion rate										20 days
Number of Coeur shares per share of Orko				0.0815	0.1118
Cash payment per share (cad per share)				0.7		2.6
Number of warrants per share				0.01118	0.01118	0.01118
Cash payment pro-ration threshold					$ 11,600,000	100,000,000
Warrant exercise period			4 years
Warrant exercise price (usd per share)			30

[1]	Includes minimum gold production royalty obligation payments due to Franco-Nevada Corporation for royalty covering 50% of the life of mine gold to be produced from the Palmarejo silver and gold mine in Mexico.

Condensed Consolidating Balance Sheet (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS
Cash and cash equivalents	$ 249,531	$ 125,440	$ 175,012
Short term investments	0	999	20,254	0
Receivables	64,607	62,438	83,497
Ore on leach pad	28,880	22,991	27,252
Metal and other inventory	148,286	170,670	132,781
Deferred tax assets	2,620	2,458	1,869
Restricted assets	660	396	60
Prepaid expenses and other	17,945	20,790	24,218
Total Current Assets	512,529	406,182	464,943
NON-CURRENT ASSETS
Property, plant and equipment, net	660,333	683,860	687,676
Mining properties, net	2,357,689	1,991,951	2,001,027
Ore on leach pad, non-current portion	26,861	21,356	6,679
Restricted assets	24,468	24,970	28,911
Marketable securities	16,008	27,065	19,844
Receivables, non-current portion	38,539	48,767	40,314
Debt issuance costs, net	11,890	3,713	1,889
Deferred tax assets	969	955	263
Other	17,430	12,582	12,895
Total Assets	3,666,716	3,221,401	3,264,441	3,157,527
Current Liabilities
Accounts payable	57,446	57,482	78,590
Accrued liabilities and other	9,369	10,002	13,126
Accrued income taxes	8,662	27,108	47,803
Accrued payroll and related benefits	15,576	21,306	16,240
Accrued interest payable	10,237	478	559
Current portion of capital leases and other debt obligations	5,485	55,983	32,602
Current portion of royalty obligation	44,605	65,104	61,721
Current portion of reclamation and mine closure	473	668	1,387
Deferred tax liability	121	121	53
Total Current Liabilities	151,974	238,252	252,081
Non-Current Liabilities
Long-term debt and capital leases	306,578	3,460	115,861
Non-current portion of royalty obligation	86,304	141,879	169,788
Reclamation and mine closure	35,708	34,670	32,371
Deferred income taxes	711,550	577,488	527,573
Other long term liabilities	23,110	27,372	30,046
Total Noncurrent Liabilities	1,163,250	784,869	875,639
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
Common stock	1,016	903	897
Additional paid-in capital	2,770,953	2,601,254	2,585,632
Accumulated deficit	(418,926)	(396,156)	(444,833)
Accumulated other comprehensive loss	(1,551)	(7,721)	(4,975)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	3,666,716	3,221,401	3,264,441
Parent Company [Member]
CURRENT ASSETS
Cash and cash equivalents	186,881	86,788	85,672
Short term investments		999	20,254
Receivables	1,414	8,520	8,697
Prepaid expenses and other	3,384	3,395	3,803
Total Current Assets	191,679	99,702	118,426
NON-CURRENT ASSETS
Property, plant and equipment, net	1,700	4,183	3,420
Restricted assets	18,682	18,922	18,904
Marketable securities	16,008	27,065	19,844
Debt issuance costs, net	11,890	3,713	434
Deferred tax assets	955	955
Net investment in subsidiaries	1,878,855	1,553,434	1,437,711
Other	52,443	39,120	35,867
Total Assets	2,172,212	1,747,094	1,634,606
Current Liabilities
Accounts payable	2,379	2,954	1,433
Accrued liabilities and other	2,309	1,418	3,467
Accrued income taxes	34	257
Accrued payroll and related benefits	3,231	7,477	7,125
Accrued interest payable	10,222	463	461
Current portion of capital leases and other debt obligations		48,081
Total Current Liabilities	18,175	60,650	12,486
Non-Current Liabilities
Long-term debt and capital leases	305,333		45,544
Deferred income taxes	118,743	115,425	110,195
Other long term liabilities	955	955	2,274
Intercompany payable (receivable)	(622,486)	(628,216)	(672,614)
Total Noncurrent Liabilities	(197,455)	(511,836)	(514,601)
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
Common stock	1,016	903	897
Additional paid-in capital	2,770,953	2,601,254	2,585,632
Accumulated deficit	(418,926)	(396,156)	(444,833)
Accumulated other comprehensive loss	(1,551)	(7,721)	(4,975)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	2,172,212	1,747,094	1,634,606
Guarantor Subsidiaries [Member]
CURRENT ASSETS
Cash and cash equivalents	723	400	433
Receivables	9,300	7,643	13,251
Ore on leach pad	28,880	22,991	27,252
Metal and other inventory	34,933	45,906	19,302
Prepaid expenses and other	8,480	5,947	7,323
Total Current Assets	82,316	82,887	67,561
NON-CURRENT ASSETS
Property, plant and equipment, net	203,350	208,857	202,311
Mining properties, net	297,594	301,506	309,287
Ore on leach pad, non-current portion	26,861	21,356	6,679
Restricted assets	60	60	4,705
Debt issuance costs, net			1,455
Other	14,717	12,360	6,023
Total Assets	624,898	627,026	598,021
Current Liabilities
Accounts payable	16,948	17,211	17,697
Accrued liabilities and other	2,254	4,014	3,938
Accrued payroll and related benefits	4,312	8,158	5,470
Accrued interest payable	4	5	16
Current portion of capital leases and other debt obligations	2,421	3,013	19,418
Current portion of royalty obligation	2,911
Total Current Liabilities	28,850	32,401	46,539
Non-Current Liabilities
Long-term debt and capital leases	312	1,675	65,082
Non-current portion of royalty obligation	19,135
Reclamation and mine closure	24,009	23,149	21,591
Other long term liabilities	705	8,086	18,698
Intercompany payable (receivable)	392,288	390,480	304,089
Total Noncurrent Liabilities	436,449	423,390	409,460
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
Common stock	350	350	350
Additional paid-in capital	107,734	107,734	102,316
Accumulated deficit	51,515	63,151	39,356
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	624,898	627,026	598,021
Non-Guarantor Subsidiaries [Member]
CURRENT ASSETS
Cash and cash equivalents	61,927	38,252	88,907
Receivables	53,893	46,275	61,549
Metal and other inventory	113,353	124,764	113,479
Deferred tax assets	2,620	2,458	1,869
Restricted assets	660	396	60
Prepaid expenses and other	6,081	11,448	13,092
Total Current Assets	238,534	223,593	278,956
NON-CURRENT ASSETS
Property, plant and equipment, net	455,283	470,820	481,945
Mining properties, net	2,060,095	1,690,445	1,691,740
Restricted assets	5,726	5,988	5,302
Receivables, non-current portion	38,539	48,767	40,314
Deferred tax assets	14		263
Net investment in subsidiaries	1,578,799	1,285,862	1,285,863
Other	318,635	318,330	318,533
Total Assets	4,695,625	4,043,805	4,102,916
Current Liabilities
Accounts payable	38,119	37,317	59,460
Accrued liabilities and other	4,806	4,570	5,721
Accrued income taxes	8,628	26,851	47,803
Accrued payroll and related benefits	8,033	5,671	3,645
Accrued interest payable	1,033	1,002	1,043
Current portion of capital leases and other debt obligations	307,714	309,539	313,184
Current portion of royalty obligation	41,694	65,104	61,721
Current portion of reclamation and mine closure	1,068	1,445	7
Deferred tax liability	121	121	53
Total Current Liabilities	411,216	451,620	492,637
Non-Current Liabilities
Long-term debt and capital leases	63,625	53,367	51,801
Non-current portion of royalty obligation	67,169	141,879	169,788
Reclamation and mine closure	11,104	10,744	12,162
Deferred income taxes	592,807	462,063	417,378
Other long term liabilities	21,450	18,331	9,074
Intercompany payable (receivable)	230,198	237,736	368,525
Total Noncurrent Liabilities	986,353	924,120	1,028,728
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
Common stock	120,848	22,760	7,301
Additional paid-in capital	3,235,572	2,748,173	2,692,055
Accumulated deficit	(58,364)	(102,868)	(117,805)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	4,695,625	4,043,805	4,102,916
Consolidation, Eliminations [Member]
NON-CURRENT ASSETS
Net investment in subsidiaries	(3,457,654)	(2,839,296)	(2,723,574)
Other	(368,365)	(357,228)	(347,528)
Total Assets	(3,826,019)	(3,196,524)	(3,071,102)
Current Liabilities
Accrued interest payable	(1,022)	(992)	(961)
Current portion of capital leases and other debt obligations	(304,650)	(304,650)	(300,000)
Current portion of reclamation and mine closure	(595)	(777)	1,380
Total Current Liabilities	(306,267)	(306,419)	(299,581)
Non-Current Liabilities
Long-term debt and capital leases	(62,692)	(51,582)	(46,566)
Reclamation and mine closure	595	777	(1,382)
Total Noncurrent Liabilities	(62,097)	(50,805)	(47,948)
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
Common stock	(121,198)	(23,110)	(7,651)
Additional paid-in capital	(3,343,306)	(2,855,907)	(2,794,371)
Accumulated deficit	6,849	39,717	78,449
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ (3,826,019)	$ (3,196,524)	$ (3,071,102)

Condensed Consolidating Statement of Operations (Detail) (USD $) In Thousands, unless otherwise specified	1 Months Ended	3 Months Ended									6 Months Ended		12 Months Ended
	Aug. 16, 2012	Jun. 30, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Supplemental Guarantor Financial Information [Line Items]
Sales of metal		$ 204,525	$ 205,929	$ 230,593	$ 254,406	$ 204,564	$ 246,911	$ 343,575	$ 231,090	$ 199,624	$ 376,322	$ 458,970	$ 895,492	$ 1,021,200	$ 515,457
Production costs applicable to sales		(142,924)	(107,413)	(124,967)	(131,823)	(92,554)	(109,127)	(141,253)	(77,102)	(92,474)	(231,708)	(224,377)	(456,757)	(419,956)	(257,636)
Depreciation, depletion and amortization		(57,653)	(52,397)	(52,844)	(61,024)	(52,592)	(58,166)	(58,652)	(57,641)	(50,041)	(108,089)	(113,616)	(218,857)	(224,500)	(141,619)
Gross Profit		3,948			61,559						36,525	120,977	219,878	376,744	116,202
COSTS AND EXPENSES
Administrative and general		15,026			8,594						25,253	16,190	32,977	31,379	24,176
Exploration		6,774	6,441	6,957	6,305	6,567	7,517	4,772	4,077	2,762	13,615	12,872	26,270	19,128	14,249
Litigation Settlement		32,046			0						32,046	0
Loss on impairment		86			4,813						205	4,813	5,825	0	0
Pre-development, care, maintenance, and other		973			273						5,458	1,341	1,261	19,441	2,877
Total costs and expenses		54,905			19,985						76,577	35,216	66,333	69,948	41,302
OPERATING INCOME		(50,957)			41,574						(40,052)	85,761	153,545	306,796	74,900
OTHER INCOME AND EXPENSE
Loss on debt extinguishments	1,000												(1,036)	(5,526)	(20,300)
Fair value adjustments, net		66,754			16,039						84,550	(7,074)	(23,487)	(52,050)	(117,094)
Other than temporary impairment of marketable sec.		(17,192)			0						(17,227)	0
Interest and other income, net		419			(3,221)						4,275	1,786	14,436	(6,610)	771
Interest expense, net of capitalized interest		(10,930)			(7,557)						(20,662)	(14,227)	(26,169)	(34,774)	(30,942)
Total other income and expense, net		39,051			5,261						50,936	(19,515)	(36,256)	(98,960)	(167,565)
INCOME (LOSS) BEFORE INCOME TAXES		(11,906)			46,835						10,884	66,246	117,289	207,836	(92,665)
Income (provision) tax benefit		(23,134)			(23,862)						(33,654)	(39,298)	(68,612)	(114,337)	9,481
Income (Loss) from continuing operations			37,550	(15,821)	22,973	3,975	11,364	31,060	38,611	12,464			48,677	93,499	(83,184)
Loss from discontinued operations													0	0	(6,029)
Loss on sale of net assets of discontinued operations													0	0	(2,095)
Total income (loss) after taxes		(35,040)			22,973						(22,770)	26,948			(91,308)
Net income		(35,040)	37,550	(15,821)	22,973	3,975	11,364	31,060	38,611	12,464	(22,770)	26,948	48,677	93,499	(91,308)
Parent Company [Member]
Supplemental Guarantor Financial Information [Line Items]
Depreciation, depletion and amortization		(231)			(131)						(450)	(248)	(521)	(450)	(500)
Gross Profit		(231)			(131)						(450)	(248)	(521)	(450)	(500)
COSTS AND EXPENSES
Administrative and general		12,617			7,989						22,354	15,035	30,699	28,407	23,138
Exploration		314			212						663	818	1,946	1,504	2,019
Total costs and expenses		12,931			8,201						23,017	15,853	32,645	29,911	25,157
OPERATING INCOME		(13,162)			(8,332)						(23,467)	(16,101)	(33,166)	(30,361)	(25,657)
OTHER INCOME AND EXPENSE
Loss on debt extinguishments														(5,526)	(20,300)
Fair value adjustments, net		(662)			(254)						(1,522)	2,795	3,477	(3,566)	(4,605)
Other than temporary impairment of marketable sec.		(17,192)									(17,227)
Interest and other income, net		1,309			2,176						2,208	3,670	5,135	8,871	10,577
Interest expense, net of capitalized interest		(6,623)			(940)						(12,320)	(1,901)	(4,158)	(6,328)	(7,368)
Total other income and expense, net		(23,168)			982						(28,861)	4,564	4,454	(6,549)	(21,696)
INCOME (LOSS) BEFORE INCOME TAXES		(36,330)			(7,350)						(52,328)	(11,537)	(28,712)	(36,910)	(47,353)
Income (provision) tax benefit		(824)			(388)						(3,310)	(3,524)	(3,844)	(20,904)	16,367
Income (Loss) from continuing operations													(32,556)	(57,814)	(30,986)
Loss on sale of net assets of discontinued operations															(2,090)
Total income (loss) after taxes		(37,154)			(7,738)						(55,638)	(15,061)			(33,076)
Equity income (loss) in consolidated subsidiaries		2,114			30,711						32,868	42,009	81,229	151,313	(58,232)
Net income		(35,040)			22,973						(22,770)	26,948	48,673	93,499	(91,308)
Guarantor Subsidiaries [Member]
Supplemental Guarantor Financial Information [Line Items]
Sales of metal		65,754			55,277						144,502	84,412	243,380	208,517	77,951
Production costs applicable to sales		(53,207)			(36,857)						(98,274)	(63,513)	(161,346)	(129,929)	(38,803)
Depreciation, depletion and amortization		(15,589)			(11,780)						(31,160)	(20,026)	(49,750)	(38,670)	(19,448)
Gross Profit		(3,042)			6,640						15,068	873	32,284	39,918	19,700
COSTS AND EXPENSES
Administrative and general		1,375			432						1,542	766	1,101	937	112
Exploration		1,398			1,782						2,862	2,941	7,930	3,754	1,249
Litigation Settlement		32,046									32,046
Pre-development, care, maintenance, and other		698			276						698	1,303	(362)	19,311	2,000
Total costs and expenses		35,517			2,490						37,148	5,010	8,669	24,002	3,361
OPERATING INCOME		(38,559)			4,150						(22,080)	(4,137)	23,615	15,916	16,339
OTHER INCOME AND EXPENSE
Loss on debt extinguishments													(1,036)
Fair value adjustments, net		6,350			2,187						10,577	1,636	4,089	(8,438)	(13,783)
Interest and other income, net		241			325						475	784	861	1,170	1,216
Interest expense, net of capitalized interest		(100)			(908)						(364)	(1,808)	(2,997)	(4,910)	(1,591)
Total other income and expense, net		6,491			1,604						10,688	612	917	(12,178)	(14,158)
INCOME (LOSS) BEFORE INCOME TAXES		(32,068)			5,754						(11,392)	(3,525)	24,532	3,738	2,181
Income (provision) tax benefit		(191)									(246)		(735)	(31)	(8)
Income (Loss) from continuing operations													23,797	3,707	2,173
Loss on sale of net assets of discontinued operations															(5)
Total income (loss) after taxes		(32,259)			5,754						(11,638)	(3,525)			2,168
Net income		(32,259)			5,754						(11,638)	(3,525)	23,797	3,707	2,168
Non-Guarantor Subsidiaries [Member]
Supplemental Guarantor Financial Information [Line Items]
Sales of metal		138,771			199,129						231,820	374,558	652,112	812,683	437,506
Production costs applicable to sales		(89,717)			(94,966)						(133,434)	(160,864)	(295,411)	(290,027)	(218,833)
Depreciation, depletion and amortization		(41,833)			(49,113)						(76,479)	(93,342)	(168,586)	(185,380)	(121,671)
Gross Profit		7,221			55,050						21,907	120,352	188,115	337,276	97,002
COSTS AND EXPENSES
Administrative and general		1,034			173						1,357	389	1,177	2,035	926
Exploration		5,062			4,311						10,090	9,113	16,394	13,870	10,981
Loss on impairment		86			4,813						205	4,813	5,825
Pre-development, care, maintenance, and other		275			(3)						4,760	38	1,623	130	877
Total costs and expenses		6,457			9,294						16,412	14,353	25,019	16,035	12,784
OPERATING INCOME		764			45,756						5,495	105,999	163,096	321,241	84,218
OTHER INCOME AND EXPENSE
Fair value adjustments, net		61,066			14,106						75,495	(11,505)	(31,053)	(40,046)	(98,706)
Interest and other income, net		(247)			(4,495)						3,316	199	13,073	(7,372)	(906)
Interest expense, net of capitalized interest		(5,091)			(6,936)						(9,702)	(13,385)	(23,647)	(32,815)	(32,444)
Total other income and expense, net		55,728			2,675						69,109	(24,691)	(41,627)	(80,233)	(132,056)
INCOME (LOSS) BEFORE INCOME TAXES		56,492			48,431						74,604	81,308	121,469	241,008	(47,838)
Income (provision) tax benefit		(22,119)			(23,474)						(30,098)	(35,774)	(64,033)	(93,402)	(6,878)
Income (Loss) from continuing operations													57,436	147,606	(54,716)
Loss from discontinued operations															(5,684)
Total income (loss) after taxes		34,373			24,957						44,506	45,534			(60,400)
Net income		34,373			24,957						44,506	45,534	57,436	147,606	(60,400)
Consolidation, Eliminations [Member]
OTHER INCOME AND EXPENSE
Interest and other income, net		(884)			(1,227)						(1,724)	(2,867)	(4,633)	(9,279)	(10,116)
Interest expense, net of capitalized interest		884			1,227						1,724	2,867	4,633	9,279	10,461
Total other income and expense, net															345
INCOME (LOSS) BEFORE INCOME TAXES															345
Income (Loss) from continuing operations															345
Loss from discontinued operations															(345)
Equity income (loss) in consolidated subsidiaries		(2,114)			(30,711)						(32,868)	(42,009)	(81,229)	(151,313)	58,232
Net income		$ (2,114)			$ (30,711)						$ (32,868)	$ (42,009)	$ (81,229)	$ (151,313)	$ 58,232

Consolidating Statements of Comprehensive Income (Loss) (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Supplemental Guarantor Financial Information [Line Items]
Net income (loss)	$ (35,040)	$ 37,550	$ (15,821)	$ 22,973	$ 3,975	$ 11,364	$ 31,060	$ 38,611	$ 12,464	$ (22,770)	$ 26,948	$ 48,677	$ 93,499	$ (91,308)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities	(7,491)			(5,676)						(11,057)	(5,252)	(2,746)	(4,975)	(5)
Reclassification adjustments for losses included in net income	17,192			0						17,227	0
Other comprehensive income (loss)	9,701			(5,676)						6,170	(5,252)	(2,746)	(4,975)	(5)
COMPREHENSIVE INCOME (LOSS)	(25,339)			17,297						(16,600)	21,696	45,931	88,524	(91,313)
Parent Company [Member]
Supplemental Guarantor Financial Information [Line Items]
Net income (loss)	(35,040)			22,973						(22,770)	26,948	48,673	93,499	(91,308)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
Unrealized loss on available for sale securities	(7,491)			(5,676)						(11,057)	(5,252)	(2,746)	(4,975)	(5)
Reclassification adjustments for losses included in net income	17,192									17,227
Other comprehensive income (loss)	9,701			(5,676)						6,170	(5,252)	(2,746)	(4,975)	(5)
COMPREHENSIVE INCOME (LOSS)	(25,339)			17,297						(16,600)	21,696	45,927	88,524	(91,313)
Guarantor Subsidiaries [Member]
Supplemental Guarantor Financial Information [Line Items]
Net income (loss)	(32,259)			5,754						(11,638)	(3,525)	23,797	3,707	2,168
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
COMPREHENSIVE INCOME (LOSS)	(32,259)			5,754						(11,638)	(3,525)	23,797	3,707	2,168
Non-Guarantor Subsidiaries [Member]
Supplemental Guarantor Financial Information [Line Items]
Net income (loss)	34,373			24,957						44,506	45,534	57,436	147,606	(60,400)
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
COMPREHENSIVE INCOME (LOSS)	34,373			24,957						44,506	45,534	57,436	147,606	(60,400)
Consolidation, Eliminations [Member]
Supplemental Guarantor Financial Information [Line Items]
Net income (loss)	(2,114)			(30,711)						(32,868)	(42,009)	(81,229)	(151,313)	58,232
OTHER COMPREHENSIVE INCOME (LOSS) net of tax:
COMPREHENSIVE INCOME (LOSS)	$ (2,114)			$ (30,711)						$ (32,868)	$ (42,009)	$ (81,229)	$ (151,313)	$ 58,232

Condensed Consolidating Statement of Cash Flows (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash Flows From Operating Activities
Cash provided by operating activities	$ 63,338	$ 113,203	$ 76,272	$ 130,204	$ 271,634	$ 416,173	$ 165,563
Cash Flows From Investing Activities
Capital expenditures	(27,201)	(32,238)	(40,028)	(63,885)	(115,641)	(119,988)	(155,994)
Acquisition of Joaquin mineral interests					(29,297)	0	0
Purchase of short term investments and marketable securities	(683)	(6,831)	(5,332)	(7,866)	(12,959)	(49,501)	(5,872)
Proceeds from sales and maturities of short term investments, marketable securities	1,522	683	6,344	20,701	21,695	6,246	24,244
Proceeds from (payment for) other assets							5,927
Acquisition of Orko Silver Corporation	(101,648)	0	(113,214)	0
Other	254	995	1,209	1,180	3,087	2,282	5,927
CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(127,756)	(37,391)	(151,021)	(49,870)	(133,115)	(160,961)	(131,695)
Cash Flows From Financing Activities
Proceeds from bank borrowings	0	0	300,000	0	0	27,500	176,166
Payments on long-term debt, capital leases, and associated costs	(1,857)	(8,794)	(57,197)	(14,244)	(97,170)	(85,519)	(106,827)
Payments on gold lease obligation	(15,480)	(19,287)	(30,929)	(40,660)	(74,734)	(73,191)	(43,125)
Proceeds from gold lease facility					0	0	18,445
(Additions) reductions to funds held financing						(1,326)
Payments on gold lease facility					0	(13,800)	(37,977)
Proceeds from sale-leaseback transactions					0	0	4,853
Reductions of (additions to) restricted assets associated with the Kensington Term Facility					4,645	(1,326)	(2,353)
Share repurchases	0	0	(12,557)	0	(19,971)	0	0
Other	(25)	(217)	(477)	(1,045)	(861)	18	286
CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(17,362)	(28,298)	198,840	(55,949)	(188,091)	(146,318)	9,468
Increase (decrease) in cash & cash equivalents	(81,780)	47,514	124,091	24,385	(49,572)	108,894	43,336
Cash and cash equivalents at beginning of period	331,311	151,883	125,440	175,012	175,012	66,118	22,782
Cash and cash equivalents at end of period	249,531	199,397	249,531	199,397	125,440	175,012	66,118
Parent Company [Member]
Cash Flows From Operating Activities
Cash provided by operating activities	(4,115)	26,729	18,859	29,931	58,754	132,318	(73,501)
Cash Flows From Investing Activities
Capital expenditures	(129)	(466)	(557)	(559)	(1,531)	(567)	(421)
Acquisition of Joaquin mineral interests					(29,338)
Purchase of short term investments and marketable securities		(6,807)	(1,598)	(7,843)	(12,913)	(49,321)	(5,847)
Proceeds from sales and maturities of short term investments, marketable securities	1,498	659	2,873	20,677	21,590	6,138	14,232
Proceeds from (payment for) other assets							15,038
Acquisition of Orko Silver Corporation	(107,249)		(149,568)
Other	(18)	1,038	(6)	1,666	3,538	1,216
Investments in unconsolidated subsidiaries		(30,710)		(42,008)	(81,229)	(151,313)	58,232
CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(105,898)	(36,286)	(148,856)	(28,067)	(99,883)	(193,847)	81,234
Cash Flows From Financing Activities
Proceeds from bank borrowings			300,000				100,000
Payments on long-term debt, capital leases, and associated costs			(52,565)	(282)	(4,005)	(37,983)	(68,772)
Proceeds from gold lease facility							18,445
Payments on gold lease facility						(13,800)	(37,977)
Share repurchases			(12,557)		(19,971)
Net intercompany borrowings (repayments)	(11,666)	55,024	(4,311)	38,697	67,082	163,224	12,863
Other	(25)	(217)	(477)	(1,045)	(861)	18	286
CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(11,691)	54,807	230,090	37,370	42,245	111,459	24,845
Increase (decrease) in cash & cash equivalents	(121,704)	45,250	100,093	39,234	1,116	49,930	32,578
Cash and cash equivalents at beginning of period	308,585	79,656	86,788	85,672	85,672	35,742	3,164
Cash and cash equivalents at end of period	186,881	124,906	186,881	124,906	86,788	85,672	35,742
Guarantor Subsidiaries [Member]
Cash Flows From Operating Activities
Cash provided by operating activities	3,768	(2,913)	20,659	(9,217)	37,426	38,152	13,770
Cash Flows From Investing Activities
Capital expenditures	(14,003)	(12,269)	(20,629)	(25,787)	(48,788)	(61,288)	(95,086)
Purchase of short term investments and marketable securities	(23)	(24)	(39)	(23)	(46)	(60)	(25)
Proceeds from sales and maturities of short term investments, marketable securities	24	24	38	24	45	48	25
Proceeds from (payment for) other assets							630
Other	205		443		130	903
CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(13,797)	(12,269)	(20,187)	(25,786)	(48,659)	(60,397)	(94,456)
Cash Flows From Financing Activities
Proceeds from bank borrowings						27,500	58,766
Payments on long-term debt, capital leases, and associated costs	(715)	(4,702)	(1,955)	(6,068)	(79,839)	(30,493)	(3,765)
(Additions) reductions to funds held financing						(1,326)
Reductions of (additions to) restricted assets associated with the Kensington Term Facility					4,645		(2,353)
Net intercompany borrowings (repayments)	11,183	20,330	1,806	41,175	86,394	26,239	28,552
CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	10,468	15,628	(149)	35,107	11,200	21,920	81,200
Increase (decrease) in cash & cash equivalents	439	446	323	104	(33)	(325)	514
Cash and cash equivalents at beginning of period	284	91	400	433	433	758	244
Cash and cash equivalents at end of period	723	537	723	537	400	433	758
Non-Guarantor Subsidiaries [Member]
Cash Flows From Operating Activities
Cash provided by operating activities	65,798	120,097	69,621	151,498	256,683	397,016	167,062
Cash Flows From Investing Activities
Capital expenditures	(13,069)	(19,503)	(18,842)	(37,539)	(65,322)	(58,133)	(60,487)
Acquisition of Joaquin mineral interests					41
Purchase of short term investments and marketable securities	(660)		(3,695)			(120)
Proceeds from sales and maturities of short term investments, marketable securities			3,433		60	60	9,987
Proceeds from (payment for) other assets							(9,741)
Acquisition of Orko Silver Corporation	3,488		3,487
Other	67	(43)	772	(486)	(581)	163
CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(10,174)	(19,546)	(14,845)	(38,025)	(65,802)	(58,030)	(60,241)
Cash Flows From Financing Activities
Proceeds from bank borrowings							17,400
Payments on long-term debt, capital leases, and associated costs	(1,142)	(4,092)	(2,677)	(7,894)	(13,326)	(17,043)	(34,290)
Payments on gold lease obligation	(15,480)	(19,287)	(30,929)	(40,660)	(74,734)	(73,191)	(43,125)
Proceeds from sale-leaseback transactions							4,853
Net intercompany borrowings (repayments)	483	(75,354)	2,505	(79,872)	(153,476)	(189,463)	(41,415)
CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(16,139)	(98,733)	(31,101)	(128,426)	(241,536)	(279,697)	(96,577)
Increase (decrease) in cash & cash equivalents	39,485	1,818	23,675	(14,953)	(50,655)	59,289	10,244
Cash and cash equivalents at beginning of period	22,442	72,136	38,252	88,907	88,907	29,618	19,374
Cash and cash equivalents at end of period	61,927	73,954	61,927	73,954	38,252	88,907	29,618
Consolidation, Eliminations [Member]
Cash Flows From Operating Activities
Cash provided by operating activities	(2,113)	(30,710)	(32,867)	(42,008)	(81,229)	(151,313)	58,232
Cash Flows From Investing Activities
Acquisition of Orko Silver Corporation	2,113		32,867
Investments in unconsolidated subsidiaries		30,710		42,008	81,229	151,313	(58,232)
CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	$ 2,113	$ 30,710	$ 32,867	$ 42,008	$ 81,229	$ 151,313	$ (58,232)

Fair Value Measurements Fair Value Measurements (Parenthetical) (Detail)	Jun. 30, 2013 Convertible Senior Notes due March 2028 [Member]	Dec. 31, 2012 Convertible Senior Notes due March 2028 [Member]	Jun. 30, 2012 Convertible Senior Notes due March 2028 [Member]	Dec. 31, 2011 Convertible Senior Notes due March 2028 [Member]	Dec. 31, 2010 Convertible Senior Notes due March 2028 [Member]	Jun. 30, 2013 7.875% Senior Notes due 2021 [Member]	Jan. 29, 2013 7.875% Senior Notes due 2021 [Member]	Dec. 31, 2012 7.875% Senior Notes due 2021 [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	3.25%	3.25%	3.25%	3.25%	3.25%	7.88%	7.88%	7.88%

Receivables - Additional Information (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
Receivables [Abstract]
Allowance for doubtful accounts receivable	$ 0	$ 0

Schedule of Recognized Identified Assets Acquired and Liabilities Assumed (Detail) (Orko Silver Corporation [Member], USD $) In Thousands, unless otherwise specified	Apr. 16, 2013
Orko Silver Corporation [Member]
Business Combination, Consideration Transferred [Abstract]
Common shares issued (11,572,918 at $14.98)	$ 173,363
Cash	99,059
Warrants (1,588,768 valued at $3.64 per warrant)	5,777
Transaction advisory fees and other acquisition costs	17,642
Total purchase price	295,841
Current liabilities	2,616
Deferred income taxes	114,339
Total liabilities assumed	116,955
Total Consideration	$ 412,796

Schedule of Recognized Identified Assets Acquired and Liabilities Assumed (Parenthetical) (Detail) (Orko Silver Corporation [Member], USD $)
In Thousands, except Per Share data, unless otherwise specified	1 Months Ended
Apr. 16, 2013
Orko Silver Corporation [Member]
Business Combination, Consideration Transferred [Abstract]
Common shares issued for acquisition	11,572,918
Common shares issued, price per share	$ 14.98
Number of warrants issued	1,588,768
Warrants, price per warrant	$ 3.64

Schedule of Assets Acquired Through Business Combination at Fair Value (Detail) (Orko Silver Corporation [Member], USD $) In Thousands, unless otherwise specified	Apr. 16, 2013
Orko Silver Corporation [Member]
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Assets [Abstract]
Cash	$ 3,487
Other current assets	635
Mineral interests	408,352
Other assets	322
Total assets acquired	$ 412,796

Issuance Of New Grants (Detail) (USD $)	12 Months Ended			6 Months Ended					12 Months Ended			6 Months Ended										12 Months Ended			6 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2013 January 2, 2013 [Member]	Jun. 30, 2013 January 22, 2013 [Member]	Jun. 30, 2013 February 4, 2013 [Member]	Jun. 30, 2013 April 1, 2013 [Member]	Jun. 30, 2013 May 21, 2013 [Member]	Dec. 31, 2012 Restricted Stock [Member]	Dec. 31, 2011 Restricted Stock [Member]	Dec. 31, 2010 Restricted Stock [Member]	Jun. 30, 2013 Restricted Stock [Member] January 2, 2013 [Member]	Jun. 30, 2013 Restricted Stock [Member] January 22, 2013 [Member]	Jun. 30, 2013 Restricted Stock [Member] February 4, 2013 [Member]	Jun. 30, 2013 Restricted Stock [Member] April 1, 2013 [Member]	Jun. 30, 2013 Restricted Stock [Member] May 21, 2013 [Member]	Jun. 30, 2013 Employee Stock Option [Member] January 2, 2013 [Member]	Jun. 30, 2013 Employee Stock Option [Member] January 22, 2013 [Member]	Jun. 30, 2013 Employee Stock Option [Member] February 4, 2013 [Member]	Jun. 30, 2013 Employee Stock Option [Member] April 1, 2013 [Member]	Jun. 30, 2013 Employee Stock Option [Member] May 21, 2013 [Member]	Dec. 31, 2012 Performance Shares [Member]	Dec. 31, 2011 Performance Shares [Member]	Dec. 31, 2010 Performance Shares [Member]	Jun. 30, 2013 Performance Shares [Member] January 2, 2013 [Member]	Jun. 30, 2013 Performance Shares [Member] January 22, 2013 [Member]	Jun. 30, 2013 Performance Shares [Member] February 4, 2013 [Member]	Jun. 30, 2013 Performance Shares [Member] April 1, 2013 [Member]	Jun. 30, 2013 Performance Shares [Member] May 21, 2013 [Member]
Issuance of new grants
Grant Date				Jan 2, 2013	Jan 22, 2013	Feb 4, 2013	Apr 1, 2013	May 21, 2013
Restricted and Performance shares									230,096	205,463	2,363	1,805	47,994	18,668	157,142	111,193						145,508	81,489	2,363	0	95,991	21,828	28,662	0
Granted date fair value of Restricted and Performance shares									$ 26.4	$ 27.37	$ 15.3	$ 25.2	$ 23.9	$ 22.63	$ 18.51	$ 13.66						$ 25.78	$ 42.72	$ 18.65	$ 0	$ 27.41	$ 25.96	$ 21.23	$ 0
Stock options	151,102	139,916	4,089														0	77,715	17,692	73,290	0
Grant date fair value of stock options	$ 26.97	$ 27.39	$ 15.3														$ 0	$ 14.77	$ 14	$ 11.39	$ 0

Summary of Stock Option and SAR's Activity (Detail) (USD $)	12 Months Ended			6 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2013 Employee Stock Option [Member]	Jun. 30, 2013 Sars [Member]
Issuance of new grants
Number of Units	40,173	129,785	29,104	926	3,846
Weighted Average Exercise Price				$ 20.8	$ 15.4

Weighted Average Fair Value of SAR's, Performance Units and RSU's Outstanding (Detail) (USD $)	Dec. 31, 2012	Jun. 30, 2013 Sars [Member]	Jun. 30, 2013 Employee Stock Option [Member]
Issuance of new grants
Weighted average fair value		$ 4.05
Options exercisable	218,369		256,336
Weighted Average Exercise price	$ 34		$ 32.92
SARs Exercisable		65,019
Weighted Average Exercise price		$ 14.21

Schedule of Significant Customers (Parenthetical) (Detail) (Sales Revenue, Segment [Member])	3 Months Ended		6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012
Sales Revenue, Segment [Member]
Customers total revenue
Concentration Risk, Percentage	10.00%	10.00%	10.00%	10.00%